UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number      811-22227

IndexIQ ETF Trust

(Exact name of registrant as specified in charter)

51 Madison Avenue, 4th Floor
New York, NY 10010

(Address of principal executive offices) (Zip code)

Kirk C. Lehneis
IndexIQ Advisors LLC
51 Madison Avenue, 4th Floor
New York, NY 10010

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-888-474-7725

Date of fiscal year end: April 30

Date of reporting period: April 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

IndexIQ ETF Trust ANNUAL REPORT | APRIL 30, 2018 IQ Hedge Multi-Strategy Tracker ETF (QAI) IQ Hedge Macro Tracker ETF (MCRO) IQ Hedge Market Neutral Tracker ETF (QMN) IQ Hedge Long/Short Tracker ETF (QLS) IQ Hedge Event-Driven Tracker ETF (QED) IQ Global Resources ETF (GRES) IQ Merger Arbitrage ETF (MNA) IQ Real Return ETF (CPI) IQ Global Agribusiness Small Cap ETF (CROP) IQ U.S. Real Estate Small Cap ETF (ROOF) IQ 50 Percent Hedged FTSE International ETF (HFXI) IQ 50 Percent Hedged FTSE Europe ETF (HFXE) IQ 50 Percent Hedged FTSE Japan ETF (HFXJ) IQ Leaders GTAA Tracker ETF (QGTA) IQ Enhanced Core Bond U.S. ETF (AGGE) IQ Enhanced Core Plus Bond U.S. ETF (AGGP) IQ S&P High Yield Low Volatility Bond ETF (HYLV) IQ Chaikin U.S. Small Cap ETF (CSML) IQ Chaikin U.S. Large Cap ETF (CLRG)

The investment return and value of each of the Funds’ shares will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Consider the Funds’ investment objectives, risks, charges and expenses carefully before investing. The prospectus and the statement of additional information include this and other relevant information about the Funds and are available by visiting nylinvestments.com/etfs or by calling 1-888-474-7725. Read the prospectus carefully before investing. Each of the Funds’ performance that is current to the most recent month-end is available by visiting nylinvestments.com/etfs or by calling 1-888-474-7725. You may obtain a description of the IndexIQ ETF Trust proxy voting, policies, procedures and information regarding how each Fund voted proxies relating to portfolio securities during the 12-month period ending June 30 (available by August 31) without charge, upon request, by calling 1-888-474-7725 or by accessing the SEC’s website at sec.gov. Such reports may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s web site at sec.gov. The Funds’ Forms N-Q also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Each Funds’ premium/discount information is available, free of charge, on the Funds’ website, nylinvestments.com/etfs or by calling 1-888-474-7725. IndexIQ® and IQ® are registered service marks of New York Life Insurance Company. New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, New York 10010, provides investment advisory products and services. IndexIQ® is an indirect wholly owned subsidiary of New York Life Investment Management Holdings LLC. ALPS Distributors, Inc. (ALPS) is the principal underwriter of the ETFs, and NYLIFE Distributors LLC is a distributor of the ETFs and the principal underwriter of the IQ Hedge Multi-Strategy Plus Fund. NYLIFE Distributors LLC is located at 30 Hudson Street, Jersey City, NJ 07302. ALPS Distributors, Inc. is not affiliated with NYLIFE Distributors LLC. NYLIFE Distributors LLC is a Member FINRA/SIPC.

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Shareholder Letter (unaudited)

Dear Shareholder:

We are pleased to present you with this annual report for IndexIQ ETF Trust for the 12 months ended April 30, 2018.

During the annual period ended April 30, 2018, we are especially excited to have introduced two new ETFs within the IndexIQ ETF Trust, the first domestic equity-focused additions to IndexIQ’s family of factor-based investment solutions. Each is designed to track the price and yield performance of an index that leverages the Chaikin Power Gauge® (CPG), a proprietary factor-based quantitative stock rating model, in the security selection process. CPG was developed by Marc Chaikin, an investment strategist with 50 years of experience. Chaikin’s methodology, using sophisticated market-based indicators made up of four primary factors — value, growth, technical and sentiment — have become industry standard1 among asset managers and institutional investors. Chaikin Analytics recently won the 2017 Benzinga Global Fintech Award for Best Trading Idea Platform, Tool or App.2 The introduction of these new ETFs, along with some streamlining of our product suite during the annual period, brings the number of ETFs within the IndexIQ ETF Trust to 19. Retail and institutional investors now have an enhanced ability to build their own diversified portfolio allocating to all the major asset classes as offered by the ETFs within the IndexIQ ETF Trust.*

While the introduction of these new innovative ETF solutions has been most rewarding, it was a challenging annual period for many ETF shareholders, as volatility re-entered the markets and several macroeconomic and geopolitical events dominated the headlines. In the U.S., short-term interest rates rose in response to signs of inflation, better economic growth and a tightening labor market. With the increase in short-term interest rates, the U.S. Treasury yield curve, or spectrum of maturities, showed signs of shifting and flattening, affecting the prices of fixed income instruments. In particular, the rising rate environment put some downward pressure on investment grade corporate bonds. Still, the high yield segment of the fixed income market performed positively, with high yield credit spreads trading at historical lows.

The Eurozone and Japan continued to operate in a low interest rate environment, providing some tailwinds to the global equity markets compared to that of the U.S. Although the U.S. equity markets underperformed many international developed and emerging markets equity markets, the S&P 500 Index managed to perform positively in 10 of the 12 months ended April 30, 2018. That said, volatility also increased dramatically, especially in the last three months of the annual period, with the VIX, a measure of volatility, touching the highest level it has reached since August 2015.

The Federal Reserve (the Fed) raised short-term interest rates three times during the annual period — in June and December 2017 and in March 2018. While the Fed continued to monitor inflation to inform its policy decisions, commodities, which tend to correlate with inflation, performed positively during the annual period. Oil prices in particular surged during the 12 months to approach $70 per barrel. Moving inversely with commodity prices, the U.S. dollar experienced weakness during the annual period, depreciating versus a basket of developed market currencies.

Geopolitical factors made their presence felt on the markets as well. With concerns about North Korea, trade tariffs, economic sanctions’ impact and passage of the U.S. Tax Cuts and Jobs Act, the markets reacted in response to events from Washington, D.C.

On the following pages, you will find a detailed discussion of the key factors influencing performance of each of the 19 ETFs in the IndexIQ ETF Trust during the annual period, or for the two newer ETFs, for the period since inception. You will also find a schedule of investments and financial statements for each.

Despite the macro challenges of the annual period, we believe that by managing the weightings of the various strategies offered by the ETFs within the IndexIQ ETF Trust, retail and institutional investors have the ability to build their own broadly diversified portfolio*, by both asset class and geography. Equally important, we believe the solutions provided by the ETFs of the IndexIQ ETF Trust give investors the opportunity to enhance portfolio construction in a liquid and transparent manner relative to typical alternative asset strategies.

We thank you for choosing the IndexIQ ETF Trust, and we honor the responsibility you have placed on us. For more information on our broad array of alternative investment solutions, please visit us at nylinvestments.com/etfs or call us at 888-474-7725.

Kirk C. Lehneis
President

Registered Representative of NYLIFE Distributors LLC

*	Diversification does not eliminate the risk of experiencing investment loss.
[1]	Validated by NASDAQ: The Chaikin portfolios, powered by the Power Gauge Rating, have outperformed their benchmarks since inception in April 2014.
[2]	Benzinga Fintech Awards, May 11, 2017.

Management’s Discussion of Fund Performance (unaudited)

How did IQ Hedge Multi-Strategy Tracker ETF perform during the 12 months ended April 30, 2018?

For the 12 months ended April 30, 2018 (the “reporting period”), IQ Hedge Multi-Strategy Tracker ETF returned 4.24% at NAV (net asset value) and 4.22% at market price.1 To compare, the Fund’s Underlying Index, the IQ Hedge Multi-Strategy Index,2 returned 4.81% for the same time period. The HFRI Fund of Funds Composite Index2 and S&P 500® Index2 returned 5.86% and 12.60%, respectively, for the same period.

What factors affected the Fund’s performance during the reporting period?

The Fund’s long positions contributed positively overall to the Fund’s performance during the reporting period, while its short positions as a whole detracted. More specifically, the Fund’s long positions in BRIC equities and international small-cap equities contributed most positively to performance, while short exposure to emerging markets equities detracted most, all via underlying ETFs. Positions in currencies overall also detracted significantly from the Fund’s performance during the reporting period.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund used derivative positions exclusively to help it track its Underlying Index, which contains both long and short weights. Primarily, the Fund used total return swaps on the ETFs at the weights in which they are included in the Underlying Index.

How were the Fund’s assets allocated during the reporting period and why?

The Fund’s allocations are driven by quantitative models that determine the weights across the various hedge fund strategies represented in the Fund as well as the weights of the assets within these strategies. Given the rules-based nature of the process, there is no subjectivity involved in the allocation decision process.

During the reporting period, the Fund maintained the maximum positive, or long, allocation, except for a single month, to the Emerging Markets hedge fund strategy. The Long/Short Equity hedge fund strategy was also maintained at a consistent maximum long allocation for most of the reporting period. The Fund’s allocation to the Market Neutral hedge fund strategy reversed from a maximum short to a maximum long position during the reporting period. The Fund’s allocation to the Event Driven hedge fund strategy was reduced from the maximum long allocation to a slightly negative, or short, allocation before reversing again to a positive weight. Similarly, the Fund’s allocation to the Fixed Income Arbitrage hedge fund strategy experienced a reversal in weight from the maximum short exposure to a slight positive allocation before reversing back to a short allocation. The Fund’s exposure to the Global Macro hedge fund strategy remained long during the reporting period but was dramatically reduced from the maximum long allocation to only a slightly positive allocation for most of the reporting period. These allocations are driven by a proprietary model that overweights strategies with high price momentum, high correlation to the broad hedge fund universe and low total variance. The Fund underweights strategies with the opposite characteristics.

At the asset class level, equities were the primary driver of the Fund’s overall performance during the reporting period, while currencies were the largest detractor. Bonds were the dominant asset class, by weight, with strong performance from convertible bonds leading the other sectors within the asset class. Real estate was, on average, maintained at a short exposure during the reporting period.

How did the Fund’s allocations change over the course of the reporting period?

The Fund’s asset class allocations were adjusted as determined by the underlying proprietary quantitative models. During the reporting period, the Fund allocated primarily to bonds and equities, with smaller allocations to commodities, real estate, currencies and long volatility, all via underlying ETFs. The Fund’s Underlying Index adjusted its composition from a 130/30 to 110/10 long/short extension structure3 effective at the September 2017 rebalance and thus the Fund did so similarly.

1	The price used to calculate the market price returns is the mean between the day’s last bid and ask prices and does not represent returns an investor would receive if shares were traded at other times.
2	See page 7 for more information on this index.
3	A 130/30 extension structure implies a strategy allowing the simultaneous holding of both long and short positions on different securities in the portfolio, shorting stocks up to 30% of the portfolio value and then using the proceeds of the short to take a long position in the stocks believed to potentially outperform the market. The “130” portion stands for 130% exposure to its long portfolio and the “30” portion stands for 30% exposure to its short portfolio. The same concept applies to a 110/10 extension structure, simply using different percentages in the ratio.

Management’s Discussion of Fund Performance (unaudited) (continued)

During the reporting period, which underlying ETFs had the highest total returns and which underlying ETFs had the lowest total returns?

In terms of total return, the best-performing underlying ETFs in the Fund were iShares MSCI China ETF (MCHI) and SPDR S&P China ETF (GXC). During the reporting period, iPath S&P 500 VIX Short-Term Futures ETN Class A (VXX) and iShares Silver Trust (SLV) recorded the lowest total returns.

Which underlying ETFs were the strongest positive contributors to the Fund’s performance and which underlying ETFs were particularly weak?

On the basis of impact, which takes weightings and total returns into consideration, the underlying ETFs that made the greatest positive contributions to the Fund’s performance during the reporting period were iShares MSCI EAFE Small-Cap ETF (SCZ) and Financial Select Sector SPDR Fund (XLF). The weakest contributors were iShares Edge MSCI Min Vol Emerging Markets ETF (EEMV) and Vanguard Short-Term Bond ETF (BSV).

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2018)

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance.
Fund Performance History

IQ Hedge Multi-Strategy Tracker ETF
(as of April 30, 2018)

	1 Year	3 Year	5 Year	Since Inception[1]
	Average Annual	Average Annual	Average Annual	Average Annual	Cumulative
IQ Hedge Multi-Strategy Tracker ETF Market Price[2]	4.22%	0.58%	1.95%	3.05%	31.49%
IQ Hedge Multi-Strategy Tracker ETF NAV	4.24%	0.58%	1.98%	3.06%	31.55%
IQ Hedge Multi-Strategy Index	4.81%	1.71%	3.13%	4.00%	42.88%
HFRI Fund of Funds Composite Index[3]	5.86%	1.88%	3.27%	3.93%	41.94%
S&P 500 Index	12.60%	9.88%	12.26%	15.64%	275.48%

1	Fund Inception Date: 3/25/2009.
2	Beginning on May 31, 2016, the price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.
3	Data shown above for the HFRI Fund of Funds Composite Index is from 3/31/2009 to 4/30/2018.

Management’s Discussion of Fund Performance (unaudited) (continued)

How did IQ Hedge Macro Tracker ETF perform during the 12 months ended April 30, 2018?

For the 12 months ended April 30, 2018 (the “reporting period”), IQ Hedge Macro Tracker ETF returned 3.50% at NAV (net asset value) and 3.54% at market price.1 To compare, the Fund’s Underlying Index, the IQ Hedge Macro Index,2 returned 4.20% for the same time period. The HFRI Macro (Total) Index2 and the MSCI® World Index2 returned 0.82% and 13.22%, respectively, for the same period.

What factors affected the Fund’s performance during the reporting period?

On a net asset class basis, the Fund’s allocation to equities, via underlying ETFs, contributed positively to returns during the reporting period, while allocations to currencies, fixed income, real estate and commodities were detractors overall.

Within the Fund’s allocation to underlying equity ETFs, its long exposure to BRIC equities, concentrated in China, contributed the most positively to performance, while short exposure to emerging markets equities detracted the most.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund used derivative positions exclusively to help it track its Underlying Index, which contains both long and short weights. Primarily, the Fund used total return swaps on the ETFs at the weights in which they are included in the Underlying Index.

How were the Fund’s assets allocated during the reporting period and why?

The Fund’s allocations are driven by quantitative models that determine the weights across the various hedge fund strategies represented in the Fund as well as the weights of the assets within these strategies. Given the rules-based nature of the process, there is no subjectivity involved in the allocation decision process.

During the reporting period, the Fund maintained an approximately 75% allocation to the Emerging Markets hedge fund strategy and an approximately 25% allocation to the Global Macro hedge fund strategy. For a brief period, the relative proportion between the strategies reversed, however, the relative allocation was predominantly consistent. These allocations are driven by a proprietary quantitative model that overweights strategies with high price momentum, high correlation to the broad hedge fund universe and low total variance. The Fund underweights strategies with the opposite characteristics.

How did the Fund’s allocations change over the course of the reporting period?

The Fund’s asset class allocations were adjusted as determined by the underlying proprietary quantitative models. During the reporting period, total bond exposure was reduced, while the Fund’s relative allocation to equities increased, via underlying ETFs. Exposure to real estate remained short, while currencies and commodities comprised the balance of the Fund’s allocation. The Fund’s Underlying Index adjusted its composition from a 130/30 to 110/10 long/short extension structure3 effective at the September 2017 rebalance.

During the reporting period, which underlying ETFs had the highest total returns and which underlying ETFs had the lowest total returns?

In terms of total return, the best-performing underlying ETFs in the Fund were iShares MSCI China ETF (MCHI) and SPDR S&P China ETF (GXC). During the reporting period, SPDR Bloomberg Barclays Emerging Markets Local Bond ETF (EBND) and iShares Silver Trust (SLV) recorded the lowest total returns.

1	The price used to calculate the market price returns is the mean between the day’s last bid and ask prices and does not represent returns an investor would receive if shares were traded at other times.
2	See page 9 for more information on this index.
3	A 130/30 extension structure implies a strategy allowing the simultaneous holding of both long and short positions on different securities in the portfolio, shorting stocks up to 30% of the portfolio value and then using the to take a long position in the stocks believed to potentially outperform the market. The “130” portion stands for 130% exposure to its long portfolio and the “30” portion stands for 30% exposure to its short portfolio. The same applies to a 110/10 extension structure, simply using different percentages in the ratio.

Management’s Discussion of Fund Performance (unaudited) (continued)

Which underlying ETFs were the strongest positive contributors to the Fund’s performance and which underlying ETFs were particularly weak?

On the basis of impact, which takes weightings and total returns into consideration, the underlying ETFs that made the greatest positive contributions to the Fund’s performance during the reporting period were Vanguard Total Stock Market ETF (VTI) and iShares MSCI China ETF (MCHI). The weakest contributors were iShares Edge MSCI Min Vol Emerging Markets ETF (EEMV) and iShares Russell 2000 ETF (IWM).

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2018)

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance.
Fund Performance History

IQ Hedge Macro Tracker ETF
(as of April 30, 2018)

	1 Year	3 Year	5 Year	Since Inception[1]
	Average Annual	Average Annual	Average Annual	Average Annual	Cumulative
IQ Hedge Macro Tracker ETF Market Price[2]	3.54%	1.14%	0.16%	1.41%	13.28%
IQ Hedge Macro Tracker ETF NAV	3.50%	1.22%	0.19%	1.42%	13.34%
IQ Hedge Macro Index	4.20%	2.10%	0.98%	2.15%	20.84%
HFRI Macro (Total) Index[3]	0.82%	–0.47%	0.74%	1.21%	11.33%
MSCI World Index	13.22%	7.55%	9.28%	11.15%	156.04%

1	Fund Inception Date: 6/09/2009.
2	Beginning on May 31, 2016, the price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.
3	Data shown above for the HFRI Fund of Funds Composite Index is from 5/31/2009 to 4/30/2018.

Management’s Discussion of Fund Performance (unaudited) (continued)

How did IQ Hedge Market Neutral Tracker ETF perform during the 12 months ended April 30, 2018?

For the 12 months ended April 30, 2018 (the “reporting period”), IQ Hedge Market Neutral Tracker ETF returned 1.29% at NAV (net asset value) and 1.31% at market price.1 To compare, the Fund’s Underlying Index, the IQ Hedge Market Neutral Index,2 returned 1.91% for the same time period. The HFRI Equity Market Neutral Index2 and the Bloomberg Barclays U.S. Short Treasury Bond Index2 returned 4.19% and 1.09%, respectively, for the same period.

What factors affected the Fund’s performance during the reporting period?

While the Fund’s exposure to bonds was the largest asset class allocation during the reporting period, its performance was driven primarily by its allocation to equities. Within the equity asset class, the Fund’s long positions were the dominant source of its performance, driven by U.S. large-cap growth strategies, via underlying ETFs. Its short positioning overall detracted, especially its short exposure to emerging markets equities, via underlying ETFs. The Fund’s net exposure to currencies did not have a significant effect on the Fund’s performance during the reporting period.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund used derivative positions exclusively to help it track its Underlying Index, which contains both long and short weights. Primarily, the Fund used total return swaps on the ETFs at the weights in which they are included in the Underlying Index.

How were the Fund’s assets allocated during the reporting period and why?

The Fund’s allocations are driven by quantitative models that determine the weights across the various hedge fund strategies represented in the Fund as well as the weights of the assets within these strategies. Given the rules-based nature of the process, there is no subjectivity involved in the allocation decision process.

During the reporting period, the Fund adjusted its allocations between the Equity Market Neutral hedge fund strategy and the Fixed Income Arbitrage hedge fund strategy. The initial months of the reporting period were dominated by the Fixed Income Arbitrage hedge fund strategy. The emphasis was then reversed to the Equity Market Neutral hedge fund strategy for a single month, and the Fund subsequently maintained a near equal allocation between the two strategies for the remainder of the reporting period, with the Equity Market Neutral hedge fund strategy just more than 50% of the allocation.

At the asset class level, the Fund was net long—and dominated by—its allocation to bonds. The Fund was anchored by an allocation to short-term U.S. Treasuries, however floating rate securities, investment grade corporate bonds and mortgage-backed securities rounded out the Fund’s bond exposure. The Fund’s allocation to equities was smaller, but returns for the reporting period were dominated by this asset class, with U.S. large-cap growth equities providing most of the positive contribution followed by U.S. small-cap growth equities, all via underlying ETFs.

How did the Fund’s allocations change over the course of the reporting period?

The Fund’s asset class allocations were adjusted as determined by the underlying proprietary quantitative models. During the reporting period, bonds remained the dominant asset, followed by equities and then currencies. The Fund’s Underlying Index adjusted its composition from a 130/30 to 110/10 long/short extension structure3 effective at the September 2017 rebalance and thus the Fund did so similarly.

1	The price used to calculate the market price returns is the mean between the day’s last bid and ask prices and does not represent returns an investor would receive if shares were traded at other times.
2	See page 11 for more information on this index.
3	A 130/30 extension structure implies a strategy allowing the simultaneous holding of both long and short positions on different securities in the portfolio, shorting stocks up to 30% of the portfolio value and then using the proceeds of the short to take a long position in the stocks believed to potentially outperform the market. The “130” portion stands for 130% exposure to its long portfolio and the “30” portion stands for 30% exposure to its short portfolio. The same concept applies to a 110/10 extension structure, simply using different percentages in the ratio.

Management’s Discussion of Fund Performance (unaudited) (continued)

During the reporting period, which underlying ETFs had the highest total returns and which underlying ETFs had the lowest total returns?

In terms of total return, the best-performing underlying ETFs in the Fund were iShares Russell 2000 Growth ETF (IWO) and iShares S&P Small Cap 600 Growth ETF (IJT). During the reporting period, iShares 3-7 Treasury Bond ETF (IEI) and Invesco DB US Dollar Index Bullish Fund (UUP) recorded the lowest total returns.

Which underlying ETFs were the strongest positive contributors to the Fund’s performance and which underlying ETFs were particularly weak?

On the basis of impact, which takes weightings and total returns into consideration, the underlying ETFs that made the greatest positive contributions to the Fund’s performance during the reporting period were iShares Russell 1000 Growth ETF (IWF) and SPDR S&P Bank ETF (KBE). The weakest contributors were iShares iBoxx Investment Grade Corporate Bond ETF (LQD) and Vanguard FTSE Emerging Markets ETF (VWO).

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2018)

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance.

Fund Performance History
IQ Hedge Market Neutral Tracker ETF
(as of April 30, 2018)

	1 Year	3 Year	5 Year	Since Inception[1]
	Average Annual	Average Annual	Average Annual	Average Annual	Cumulative
IQ Hedge Market Neutral Tracker ETF Market Price[2]	1.31%	0.57%	0.60%	1.12%	6.38%
IQ Hedge Market Neutral Tracker ETF NAV	1.29%	0.53%	0.63%	1.12%	6.39%
IQ Hedge Market Neutral Index	1.91%	1.57%	1.71%	2.16%	12.64%
HFRI Equity Market Neutral Index[3]	4.19%	3.51%	3.86%	4.06%	24.49%
Bloomberg Barclays U.S. Short Treasury Bond Index	1.09%	0.61%	0.42%	0.39%	2.21%

1	Fund Inception Date: 10/04/2012.
2	Beginning on May 31, 2016, the price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.
3	Data shown above for the HFRI Equity Market Neutral Index is from 9/30/2012 to 4/30/2018.

Management’s Discussion of Fund Performance (unaudited) (continued)

How did IQ Hedge Long/Short Tracker ETF perform during the 12 months ended April 30, 2018?

For the 12 months ended April 30, 2018 (the “reporting period”), IQ Hedge Long/Short Tracker ETF returned 8.02% at NAV (net asset value) and 8.23% at market price.1 To compare, the Fund’s Underlying Index, the IQ Hedge Long/Short Index,2 returned 8.78% for the same time period. The HFRI Equity Hedge Index2 and the MSCI World Index returned 9.95% and 13.22%, respectively, for the same period.

What factors affected the Fund’s performance during the reporting period?

The Fund maintains exposures to equity, fixed income, real estate and volatility ETFs. During the reporting period, the Fund’s primary exposures were to international equity, U.S. equity and investment grade corporate bond ETFs.

The Fund’s exposure to equities as a whole — and to U.S. large-cap core and international small-cap equity ETFs in particular — was the primary positive contributor to returns during the reporting period. U.S. large-cap growth equity ETFs and international equity core ETFs were also strong performers.

Exposure to long volatility ETFs detracted from Fund performance during the reporting period.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund used derivative positions exclusively to help it track its Underlying Index, which contains both long and short weights. Primarily, the Fund used total return swaps on the ETFs at the weights in which they are included in the Underlying Index.

How were the Fund’s assets allocated during the reporting period and why?

The Fund’s allocations are driven by quantitative models that determine the weights across the various hedge fund strategies represented in the Fund as well as the weights of the assets within these strategies. Given the rules-based nature of the process, there is no subjectivity involved in the allocation decision process.

During the reporting period, the equity asset class was the primary exposure for the Fund. The Fund had short positions in U.S. small-cap value equities, U.S. large-cap growth equities and emerging markets equities, via underlying ETFs. International small-cap equities, U.S. preferred securities and international core equities, via underlying ETFs, were the Fund’s largest allocations within the asset class.

Via underlying ETFs, bonds remained within the asset class’ historically average range within the Fund during the reporting period, with investment grade corporate bonds comprising the majority of the allocation. The Fund also had an allocation to floating rate bonds during the reporting period. The Fund maintained a short exposure to real estate for the majority of the reporting period, and maintained a modest Fund allocation to volatility throughout.

How did the Fund’s allocations change over the course of the reporting period?

At the asset class level, the Fund was predominantly net long equities, via underlying ETFs, reducing the position in the final month of the reporting period. The Fund maintained a complementary exposure to bonds, via underlying ETFs, increasing the position in the final month of the reporting period. The Fund also maintained a small long exposure to volatility, via underlying ETFs, to help guard against large volatility spikes. The Fund was short real estate.

The Fund’s Underlying Index adjusted its composition from a 130/30 to 110/10 long/short extension structure3 effective at the September 2017 rebalance.

1	The price used to calculate the market price returns is the mean between the day’s last bid and ask prices and does not represent returns an investor would receive if shares were traded at other times.
2	See page 13 for more information on this index.
3	A 130/30 extension structure implies a strategy allowing the simultaneous holding of both long and short positions on different securities in the portfolio, shorting stocks up to 30% of the portfolio value and then using the proceeds of the short to take a long position in the stocks believed to potentially outperform the market. The “130” portion stands for 130% exposure to its long portfolio and the “30” portion stands for 30% exposure to its short portfolio. The same concept applies to a 110/10 extension structure, simply using different percentages in the ratio.

Management’s Discussion of Fund Performance (unaudited) (continued)

During the reporting period, which underlying ETFs had the highest total returns and which underlying ETFs had the lowest total returns?

In terms of total return, the best-performing underlying ETFs in the Fund were Technology Select Sector SPDR Fund (XLK) and Invesco S&P 500 Pure Growth ETF (RPG). During the reporting period, iPath S&P 500 VIX Short-Term Futures ETN Class A (VXX) and Vanguard Real Estate (VNQ) recorded the lowest total returns.

Which underlying ETFs were the strongest positive contributors to the Fund’s performance and which underlying ETFs were particularly weak?

On the basis of impact, which takes weightings and total returns into consideration, the underlying ETFs that made the greatest positive contributions to the Fund’s performance during the reporting period were Financial Select Sector SPDR Fund (XLF) and iShares MSCI EAFE Small Cap ETF (SCZ). The weakest contributors were iPath S&P 500 VIX Short-Term Futures ETN Class A (VXX) and Vanguard FTSE Emerging Markets ETF (VWO).

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2018)

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance.

Fund Performance History

IQ Hedge Long/Short Tracker ETF
(as of April 30, 2018)

	1 Year	3 Year	Since Inception[1]
	Average Annual	Average Annual	Average Annual	Cumulative
IQ Hedge Long/Short Tracker ETF Market Price[2]	8.23%	2.68%	3.87%	12.52%
IQ Hedge Long/Short Tracker ETF NAV	8.02%	4.10%	3.84%	12.42%
IQ Hedge Long/Short Index	8.78%	5.33%	5.08%	16.64%
HFRI Equity Hedge Index[3]	9.95%	4.73%	5.22%	16.99%
MSCI World Index	13.22%	7.55%	7.38%	24.77%

1	Fund Inception Date: 03/24/2015.
2	Beginning on May 31, 2016, the price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.
3	Data shown above for the HFRI Equity Hedge Index is from 3/31/2015 to 4/30/2018.

Management’s Discussion of Fund Performance (unaudited) (continued)

How did IQ Hedge Event-Driven Tracker ETF perform during the 12 months ended April 30, 2018?

For the 12 months ended April 30, 2018 (the “reporting period”), IQ Hedge Event-Driven ETF returned 3.93% at NAV (net asset value) and 3.94% at market price.1 To compare, the Fund’s Underlying Index, the IQ Hedge Event-Driven Index,2 returned 4.44% for the same time period. The HFRI Event-Driven Index2 and the Bloomberg Barclays U.S. Aggregate Bond Index2 returned 5.99%, and 1.09%, respectively, for the same period.

What factors affected the Fund’s performance during the reporting period?

The Fund maintained exposures to equities and fixed income, via underlying ETFs. During the reporting period, the Fund’s long positions as a whole contributed positively, while short positions overall detracted slightly from performance.

The Fund was predominantly invested in fixed income during the reporting period. Via underlying ETFs, convertible bonds were the primary source of performance, while investment grade corporate bonds were the largest weight within the asset class.

Within equities, U.S. small-cap growth, via underlying ETFs, was the dominant weight and contributed most to the Fund’s performance. The Fund held a short exposure to U.S. preferred securities during the reporting period.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund used derivative positions exclusively to help it track its Underlying Index, which contains both long and short weights. Primarily, the Fund used total return swaps on the ETFs at the weights in which they are included in the Underlying Index.

How were the Fund’s assets allocated during the reporting period and why?

The Fund’s allocations are driven by quantitative models that determine the weights across the various hedge fund strategies represented in the Fund as well as the weights of the assets within these strategies. Given the rules-based nature of the process, there is no subjectivity involved in the allocation decision process.

At the asset class level, the Fund was net long in bonds, particularly investment grade corporate bonds and convertible bonds. The Fund was also net long within equities, with long positions in U.S. growth-oriented equities.

How did the Fund’s allocations change over the course of the reporting period?

The Fund’s asset class allocations were adjusted as determined by the underlying proprietary quantitative models. During the reporting period, bonds and equities were the sole asset classes to which the Fund was allocated, with bonds the majority exposure. Investment grade corporate bonds and convertible bonds were the largest allocations within the asset class. Within the equity asset class, the Fund had long positions in U.S. small-cap growth equities and U.S. large-cap value equities and a short position in U.S. preferred securities, via underlying ETFs. It should be noted that the Fund’s Underlying Index adjusted its construction from a 130/30 to 110/10 long/short extension structure3 effective in the September 2017 rebalance and thus the Fund did so similarly.

During the reporting period, which underlying ETFs had the highest total returns and which underlying ETFs had the lowest total returns?

In terms of total return, the best-performing underlying ETFs in the Fund were iShares Russell 2000 Growth ETF (IWO) and Vanguard Small-Cap Growth ETF (VBK). During the reporting period, Invesco Preferred ETF (PGX) and Vanguard Short-Term Bond ETF (BSV) recorded the lowest total returns.

1	The price used to calculate the market price returns is the mean between the day’s last bid and ask prices and does not represent returns an investor would receive if shares were traded at other times.
2	See page 15 for more information on this index.
3	A 130/30 extension structure implies a strategy allowing the simultaneous holding of both long and short positions on different securities in the portfolio, shorting stocks up to 30% of the portfolio value and then using the proceeds of the short to take a long position in the stocks believed to potentially outperform the market. The “130” portion stands for 130% exposure to its long portfolio and the “30” portion stands for 30% exposure to its short portfolio. The same concept applies to a 110/10 extension structure, simply using different percentages in the ratio.

Management’s Discussion of Fund Performance (unaudited) (continued)

Which underlying ETFs were the strongest positive contributors to the Fund’s performance and which underlying ETFs were particularly weak?

On the basis of impact, which takes weightings and total returns into consideration, the underlying ETFs that made the greatest positive contributions to the Fund’s performance during the reporting period were SPDR Bloomberg Barclays Convertible Securities ETF (CWB) and Invesco Senior Load ETF (BKLN). The weakest contributors were iShares U.S. Preferred Stock ETF (PFF) and Vanguard Short-Term Bond ETF (BSV).

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2018)

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance.

Fund Performance History

IQ Hedge Event-Driven Tracker ETF
(as of April 30, 2018)
	1 Year	3 Year	Since Inception[1]
	Average Annual	Average Annual	Average Annual	Cumulative
IQ Hedge Event-Driven Tracker ETF Market Price[2]	3.94%	3.71%	3.66%	11.81%
IQ Hedge Event-Driven Tracker ETF NAV	3.93%	3.67%	3.65%	11.76%
IQ Hedge Event-Driven Index	4.44%	4.31%	4.30%	13.96%
HFRI Event-Driven Index[3]	5.99%	3.82%	4.14%	13.32%
Bloomberg Barclays U.S. Aggregate Bond Index	1.09%	0.61%	0.60%	1.89%

1	Fund Inception Date: 03/24/2015.
2	Beginning on May 31, 2016, the price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.
3	Data shown above for the HFRI Event-Driven Index is from 3/31/2015 to 4/30/2018.

Management’s Discussion of Fund Performance (unaudited) (continued)

How did IQ Global Resources ETF perform during the 12 months ended April 30, 2018?

For the 12 months ended April 30, 2018 (the “reporting period”), IQ Global Resources ETF returned 7.50% at NAV (net asset value) and 6.55% at market price.1 To compare, the Fund’s Underlying Index, the IQ Global Resources Index,2 returned 9.08% for the same time period. The MSCI® World Index2 and the Bloomberg Commodity Index2 returned 13.22% and 8.02%, respectively, during the same period.

The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

What factors affected the Fund’s performance during the reporting period?

The Fund seeks to invest in multi-cap equities with significant exposure to global commodities and resources. During the reporting period, the U.S. dollar weakened relative to other global currencies. Global commodities prices overall fluctuated during the reporting period, but oil prices hit their highest levels in years.

From a sector and industry perspective, the Fund’s largest detractors from performance were grains food and fiber and water. The Fund’s exposure to timber and industrial metals generated the greatest positive sector returns.

The Fund also utilized U.S. and international equity market hedges, which, in aggregate, contributed negatively to performance during the reporting period.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund used derivatives in limited quantities and solely to replicate the economic exposures that are reflected in the Underlying Index. Primarily, the Fund used total return swaps during the reporting period. The use of derivatives had a negative impact on the Fund’s performance during the reporting period.

During the reporting period, which industries had the highest total returns and which industries had the lowest total returns?

In terms of total return, the best-performing industries in the Underlying Index were timber, industrial metals and energy. During the reporting period, grains food and fiber, precious metals and livestock recorded the lowest total returns.

During the reporting period, which industries made the strongest contributions to the Fund’s absolute performance and which industries made the weakest contributions?

On the basis of impact, which takes weightings and total returns into account, the industries that made the strongest positive contributions to the Fund’s absolute performance were timber, industrial metals and coal. The industries that made the weakest contributions to the Fund’s absolute performance were grains food and fiber, water and livestock.

During the reporting period, which individual stocks had the highest total returns and which stocks had the lowest total returns?

Within the Underlying Index, the stocks with the highest total return during the reporting period were Kirkland Lake Gold, Evraz and MMG. Canada’s Kirkland Lake Gold operates as a gold mining and exploration company. Evraz is a Russian mining company focused on iron ore and coal. Australia’s MMG explores, develops and mines base metals globally.

The Underlying Index components with the lowest total returns for the reporting period were Westmoreland Coal, Eldorado Gold and Noble Group. U.S.-based Westmoreland Coal operates as a coal mining company. Canada’s Eldorado Gold acquires, explores and develops mineral properties. Noble Group is a Hong Kong-based company that markets and processes raw material by sourcing bulk commodities from specific regions around the world.

1	The price used to calculate the market price returns is the mean between the day’s last bid and ask prices and does not represent returns an investor would receive if shares were traded at other times.
2	See page 17 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

Which individual stocks made the strongest contributions to the Fund’s absolute performance during the reporting period and which stocks made the weakest contributions?

On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest contributions to the Fund’s absolute performance during the reporting period were China Shenhua Energy, Stora Enso and UPM-Kymmene. China Shenhua Energy focuses on coal and power businesses in China. Stora Enso is a paper, packaging and forest products company based in Finland. UPM-Kymmene, also based in Finland, manufactures forest products.

The weakest contributors were General Mills, a U.S.-based grains food and fiber company; NH Foods, a Japan-based company that breeds and raises livestock and produces and sells meat products; and Nutrien, a Canada-based grains, food and fiber company.

Were there any changes in the Underlying Index during the reporting period?

The Underlying Index is reconstituted annually, meaning that components are added or removed, with periodic monthly rebalances. In turn, the Fund rebalances its sector weights each month according to a proprietary rotation methodology that overweights sectors with high price momentum and low valuation and underweights sectors with the opposite characteristics. The Underlying Index adjusted the minimum and maximum weights an individual sector can be distributed based on the sector’s model output score.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2018)

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance.

Fund Performance History
IQ Global Resources ETF
(as of April 30, 2018)

	1 Year	3 Year	5 Year	Since Inception[1]
	Average Annual	Average Annual	Average Annual	Average Annual	Cumulative
IQ Global Resources ETF Market Price[2]	6.55%	1.59%	0.60%	2.34%	21.80%
IQ Global Resources ETF NAV	7.50%	1.69%	0.55%	2.39%	22.28%
IQ Global Resources Index	9.08%	3.59%	1.77%	3.55%	34.57%
MSCI World Index	13.22%	7.55%	9.28%	9.57%	117.72%
Bloomberg Commodity Index	8.02%	–4.17%	–7.32%	–4.46%	–32.18%

1	Fund Inception Date: 10/27/2009.
2	Beginning on May 31, 2016, the price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.

Management’s Discussion of Fund Performance (unaudited) (continued)

How did IQ Merger Arbitrage ETF perform during the 12 months ended April 30, 2018?

For the 12 months ended April 30, 2018 (the “reporting period”), IQ Merger Arbitrage ETF returned 1.69% at NAV (net asset value) and 1.59% at market price.1 To compare, the Fund’s Underlying Index, the IQ Merger Arbitrage Index,2 returned 2.29% for the same time period. The S&P 500® Index2, MSCI World Index2, and the HFRI Event Driven: Merger Arbitrage Index2 returned 12.60%, 13.22% and 2.55%, respectively, for the same period.

What factors affected the Fund’s performance during the reporting period?

The Underlying Index seeks to capture the premium discount of merger targets. Through a proprietary merger selection process, the Underlying Index will select target companies satisfying all required selection criteria and will hold securities until the premium has been realized through a successful merger or when any of the selection criteria are violated during the monthly reconstitution. Key risks of the strategy include potential withdrawal or cancellation of a pending merger, the failure to meet selection criteria pertaining to liquidity, deal age or size requirements, and the risks associated with deal payment through the use of the acquiring company’s stock. Any or all of these conditions can result in under-realization of the deal premium.

During the reporting period, global merger and acquisition activity exceeded $5.4 trillion, with 35% completing successfully and 33% remaining open. The remaining deals were either terminated/withdrawn or did not progress past proposal. During the reporting period the majority of deals within the Underlying Index completed successfully. Less than 5% of Underlying Index constituents failed to complete successfully, and were removed from the Underlying Index and approximately 15% of Underlying Index constituents were removed due to failing to meet criteria necessary to remain in the Underlying Index.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund used derivative positions exclusively to help it treat its Underlying Index. The Fund uses hedges to dampen potential downward price performance of the acquiring company’s stock used in stock-based transactions. In cases when the acquiring company’s economic sector performs positively, the hedge will detract from performance; if the acquiring company’s economic sector performs negatively, the hedge will contribute to performance. The Fund only hedges the exposure to stock-based transactions.

During the reporting period, which sectors had the highest total returns and which sectors had the lowest total returns?

In terms of total return, the best-performing sectors in the Underlying Index were materials, real estate and utilities. During the reporting period, telecommunication services, health care and energy recorded the lowest total returns.

During the reporting period, which sectors made the strongest contributions to the Fund’s absolute performance and which sectors made the weakest contributions?

On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest positive contributions to the Fund’s absolute performance were materials, utilities and consumer discretionary. The sectors that made the weakest contributions to the Fund’s absolute performance were health care, telecommunication services and information technology.

During the reporting period, which individual stocks had the highest total returns and which stocks had the lowest total returns?

Within the Underlying Index, the stocks with the highest total returns during the reporting period were Stada Arzneimittel, Huntsman and Zodiac Aerospace. Stada Arzneimittel is a pharmaceutical manufacturer. Huntsman manufactures different types of agricultural chemicals. Zodiac Aerospace manufactures and sells aeronautical equipment for airplanes, helicopters and weapons systems manufacturers.

The Underlying Index components with the lowest total returns for the reporting period were Akorn, Neos Therapeutics and Vocus Group. Akorn develops and manufactures branded prescription pharmaceuticals. Neos Therapeutics operates as a drug delivery and contract manufacturing company. Vocus Group owns and operates independent data networks.

1	The price used to calculate the market price returns is the mean between the day’s last bid and ask prices and does not represent returns an investor would receive if shares were traded at other times.
2	See page 19 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

Which individual stocks made the strongest contributions to the Fund’s absolute performance during the reporting period and which stocks made the weakest contributions?

On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest contributions to the Fund’s absolute performance during the reporting period were Huntsman, mentioned earlier; C.R. Bard and Dynegy. C.R. Bard manufactures and distributes medical equipment, and Dynegy offers electric energy distribution throughout the U.S.

The weakest contributors were Akorn, mentioned earlier; Cavium, a provider of semiconductor processors; and Neos Therapeutics, also already mentioned.

Were there any changes in the Underlying Index during the reporting period?

The Underlying Index is reconstituted, meaning that components were added to or removed from the Underlying Index, and rebalanced monthly. Intra-month removal of deals occurs only for completed transactions. All other deals are removed at the monthly rebalance. The timing of the rebalance can have both positive and potentially adverse effects, depending on the circumstance of the deal, the number of competing offers, and if new acquirers attempt to acquire existing targets. The Fund’s hedges are also reset at this time.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2018)

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance.
Fund Performance History

IQ Merger Arbitrage ETF
(as of April 30, 2018)

	1 Year	3 Year	5 Year	Since Inception[1]
	Average Annual	Average Annual	Average Annual	Average Annual	Cumulative
IQ Merger Arbitrage ETF Market Price[2]	1.59%	2.38%	4.30%	2.92%	27.51%
IQ Merger Arbitrage ETF NAV	1.69%	2.41%	4.15%	2.91%	27.39%
IQ Merger Arbitrage Index	2.29%	3.19%	5.01%	3.91%	38.30%
HFRI ED: Merger Arbitrage Index[3]	2.55%	2.94%	3.34%	3.29%	31.36%
MSCI World Index	13.22%	7.55%	9.28%	9.22%	110.85%
S&P 500 Index	12.60%	9.88%	12.26%	12.47%	170.12%

1	Fund Inception Date: 11/17/2009.
2	Beginning on May 31, 2016, the price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.
3	Data shown above for the HFRI ED: Merger Arbitrage Index is from 11/30/2009 to 4/30/2018.

Management’s Discussion of Fund Performance (unaudited) (continued)

How did IQ Real Return ETF perform during the 12 months ended April 30, 2018?

For the 12 months ended April 30, 2018 (the “reporting period”), IQ Real Return ETF returned 1.89% at NAV (net asset value) and 1.81% at market price.1 To compare, the Fund’s Underlying Index, the IQ Real Return Index,2 returned 2.03% for the same time period. The Bloomberg Barclays U.S. Short Treasury Bond Index2 returned 1.09% for the same period.

What factors affected the Fund’s performance during the reporting period?

The Fund’s core allocation to short-term U.S. Treasury bonds, via underlying ETFs, generated positive performance during the reporting period, while its satellite positions in U.S. equities were the primary source of return. Also, via underlying ETFs, the Fund’s exposure to currencies added value. However, positions in real estate and commodities, via underlying ETFs, detracted slightly from the Fund’s performance during the reporting period.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund did not use derivatives during the reporting period.

How were the Fund’s assets allocated during the reporting period and why?

The Fund’s allocations are driven by quantitative models. Given the rules-based nature of the process, there is no subjectivity involved in the allocation decision process.

During the reporting period, the Fund had core positions in short-term U.S. Treasury bonds and investment grade corporate bonds, via underlying ETFs. The Fund had a smaller allocation to long-term U.S. Treasury bonds. Via underlying ETFs, the Fund’s relatively smaller exposure to U.S. equities contributed positively, while exposure to emerging markets equities detracted from the Fund’s performance. The yen was the sole currency exposure that added value to the Fund’s performance during the reporting period. U.S. real estate investment trusts (REITs) overall were a slight detractor.

How did the Fund’s allocations change over the course of the reporting period?

Based on the proprietary quantitative models and via shifts in its underlying ETF positions, the Fund’s short-term U.S. Treasury bond allocation decreased and its real estate allocation increased during the reporting period. Long-term U.S. Treasury bonds, via underlying ETF positions, were held briefly during the reporting period, while positions in intermediate-term U.S. Treasuries and equities, via underlying ETFs, maintained rather consistent allocation levels throughout.

During the reporting period, which underlying ETFs had the highest total returns and which underlying ETFs had the lowest total returns?

In terms of total return, the best-performing underlying ETFs in the Fund were iShares Core S&P 500 ETF (IVV) and SPDR S&P 500 ETF Trust (SPV). During the reporting period. Vanguard FTSE Emerging Markets ETF (VWO) and iShares MSCI Emerging Markets ETF (EEM) recorded the lowest total returns.

Which underlying ETFs were the strongest positive contributors to the Fund’s performance and which underlying ETFs were particularly weak?

On the basis of impact, which takes weightings and total returns into consideration, the underlying ETFs that made the greatest positive contributions to the Fund’s performance during the reporting period were SPDR S&P 500 ETF Trust (SPY) and iShares Core S&P 500 ETF (IVV). The weakest contributors were Vanguard FTSE Emerging Markets ETF (VWO) and iShares MSCI Emerging Markets ETF (EEM).

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

1	The price used to calculate the market price returns is the mean between the day’s last bid and ask prices and does not represent returns an investor would receive if shares were traded at other times.
2	See page 21 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2018)

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance.

Fund Performance History

IQ Real Return ETF
(as of April 30, 2018)

	1 Year	3 Year	5 Year	Since Inception[1]
	Average Annual	Average Annual	Average Annual	Average Annual	Cumulative
IQ Real Return ETF Market Price[2]	1.81%	1.18%	0.99%	1.30%	11.61%
IQ Real Return ETF NAV	1.89%	1.31%	0.98%	1.30%	11.59%
IQ Real Return Index	2.03%	1.57%	1.30%	1.72%	15.60%
Bloomberg Barclays U.S. Short Treasury Bond Index	1.09%	0.61%	0.42%	0.33%	2.87%

1	Fund Inception Date: 10/27/2009.
2	Beginning on May 31, 2016, the price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.

Management’s Discussion of Fund Performance (unaudited) (continued)

How did IQ Global Agribusiness Small Cap ETF perform during the 12 months ended April 30, 2018?

For the 12 months ended April 30, 2018 (the “reporting period”), IQ Global Agribusiness Small Cap ETF returned 3.75% at NAV (net asset value) and 3.30% at market price.1 To compare, the Fund’s Underlying Index, the IQ Global Agribusiness Small Cap Index,2 returned 4.56% for the same time period. The Russell Global Small Cap Agriculture Fishing & Ranching Index2 and the MSCI World Small Cap Index2 returned 9.51% and 14.66%, respectively, for the same period.

What factors affected the Fund’s performance during the reporting period?

The Underlying Index applies size, liquidity and business operations rules to select small capitalization agribusiness companies and uses a float-adjusted market capitalization weighting methodology.

The Fund focuses on global, small capitalization stocks. The selection of small-cap stocks focuses on capital appreciation of the underlying equity. Global investing also exposes the strategy to currency fluctuations. During the reporting period, the Underlying Index’s and the Fund’s overall performance was positively affected by currency exposure. The Underlying Index’s and the Fund’s currency exposure to the Japanese yen and to the euro were the two largest positive contributors to its currency performance.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund did not use derivatives during the reporting period.

During the reporting period, which sectors had the highest total returns and which sectors had the lowest total returns?

The Underlying Index is organized into five sectors. In terms of total return, the best-performing sectors in the Underlying Index were agricultural supplies and logistics and crop production and farming. During the reporting period, agricultural chemicals, livestock operations and agricultural machinery were the weakest sectors.

During the reporting period, which sectors made the strongest contributions to the Fund’s absolute performance and which sectors made the weakest contributions?

On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest positive contributions to the Fund’s absolute performance were crop production and farming and agricultural supplies and logistics. The sectors that made the weakest contributions were agricultural chemicals, livestock operations and agricultural machinery.

During the reporting period, which individual stocks had the highest total returns and which stocks had the lowest total returns?

Within the Underlying Index, the stocks with the highest total returns during the reporting period were Elders, Costa Group Holdings and Nisshin Seifun Group. Elders, based in Australia, brokers and processes a wide range of farm products. Costa Group Holdings, also based in Australia, grows and markets fruits and vegetables. Nisshin Seifun Group, based in Japan, produces and sells grains and fodder along with specialized foods.

The Underlying Index components with the lowest total returns for the reporting period were CVR Partners, LP; Khon Kaen Sugar Industry; and Australian Agriculture Company. U.S.-based CVR Partners, LP was formed to own, operate and grow its nitrogen fertilizer business. Thailand-based Khon Kaen Sugar Industry produces sugar, energy and agricultural products. Australia’s Australian Agriculture Company is an integrated cattle and beef producer.

1	The price used to calculate the market price returns is the mean between the day’s last bid and ask prices and does not represent returns an investor would receive if shares were traded at other times.
2	See page 23 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

Which individual stocks made the strongest contributions to the Fund’s absolute performance during the reporting period and which stocks made the weakest contributions?

On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest contributions to the Fund’s absolute performance during the reporting period were Nissin Seifun Group and Costa Group Holdings, each already mentioned, as well as Nichirei, a Japanese producer and distributor of meat products.

The weakest contributors were Japan-based NH Foods, which breeds and raises livestock and produces and sells meat products; U.S.-based Platform Specialty Products, which produces specialty chemicals; and Argentina-based Adecoagro, which is involved in farming crops and other agricultural products.

Were there any changes in the Underlying Index during the reporting period?

The Underlying Index is reconstituted, meaning that components are added or removed, and rebalanced quarterly in accordance with the rules of the Underlying Index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2018)

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance.

Fund Performance History

IQ Global Agribusiness Small Cap ETF
(as of April 30, 2018)

	1 Year	3 Year	5 Year	Since Inception[1]
	Average Annual	Average Annual	Average Annual	Average Annual	Cumulative
IQ Global Agribusiness Small Cap ETF Market Price[2]	3.30%	8.68%	6.51%	5.43%	45.60%
IQ Global Agribusiness Small Cap ETF NAV	3.75%	8.79%	6.52%	5.46%	45.96%
IQ Global Agribusiness Small Cap Index	4.56%	9.60%	7.29%	6.24%	53.79%
Russell Global Small Cap Agriculture Fishing & Ranching Index	9.51%	9.52%	7.17%	5.25%	43.91%
MSCI World Small Cap Index	14.66%	9.48%	10.80%	9.75%	93.81%

1	Fund Inception Date: 3/22/2011.
2	Beginning on May 31, 2016, the price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.

Management’s Discussion of Fund Performance (unaudited) (continued)

How did IQ U.S. Real Estate Small Cap ETF perform during the 12 months ended April 30, 2018?

For the 12 months ended April 30, 2018 (the “reporting period”), IQ U.S. Real Estate Small Cap ETF returned -6.37% at NAV (net asset value) and -6.49% at market price.1 To compare, the Fund’s Underlying Index, the IQ U.S. Real Estate Small Cap Index,2 returned -5.74% for the same time period. The Dow Jones U.S. Real Estate Index2 returned -0.17% for the same period.

What factors affected the Fund’s performance during the reporting period?

The Underlying Index seeks to capture the performance of the small-cap U.S. real estate equity market. The investable universe is limited to, at most, 100 companies that satisfy the market capitalization and liquidity requirements of the Underlying Index selection criteria, and Underlying Index components are weighted by their float-adjusted market capitalization.

The Underlying Index classifies real estate investment trusts (REITs) as residential, hotel, retail, office, diversified, specialized or mortgage REITs. Over time, mortgage REITs have shown interest rate sensitivity. Office REITs and retail REITs are affected by the overall economic environment. Virtually all publicly-traded U.S. REITs exhibit sensitivity to the broad U.S. equity market. Other factors that affect REITs are the metropolitan markets in which they operate and the various types of properties that comprise the REIT’s portfolio.

During the reporting period, the Underlying Index’s hotel REIT sector outperformed the other sectors, posting the largest positive contribution to return. Retail REITs as a sector overall posted the greatest negative contribution for the reporting period.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund did not use derivatives during the reporting period.

During the reporting period, which sectors had the highest total returns and which sectors had the lowest total returns?

In terms of total return, the best-performing sector in the Underlying Index was hotel REITs. Hotel REITs was the only sector in the Underlying Index that posted a positive total return. During the reporting period, retail, specialized and office REITs recorded the lowest total returns.

During the reporting period, which sectors made the strongest contributions to the Fund’s absolute performance and which sectors made the weakest contributions?

On the basis of impact, which takes weightings and total returns into account, the sector that made the strongest positive contribution to the Fund’s absolute performance was hotel REITs. The sectors that made the weakest contributions to the Fund’s absolute performance were retail, specialized and office REITs.

During the reporting period, which individual stocks had the highest total returns and which stocks had the lowest total returns?

Within the Underlying Index, the stocks with the highest total returns during the reporting period were Chesapeake Lodging Trust, a hotel REIT that invests primarily in hotels, airports and convention markets in the U.S.; Rexford Industrial Realty, an industrial REIT that specializes in owning and operating industrial properties in California; and Xenia Hotels and Resorts, a hotel REIT that operates in the U.S.

The Underlying Index components with the lowest total returns for the reporting period were RAIT Financial Trust, a mortgage REIT that provides debt financing to owners of commercial real estate; CBL & Associates Properties, a retail REIT that owns regional shopping malls and shopping centers; and Government Properties Income Trust, an office REIT that invests in properties leased to government tenants.

1	The price used to calculate the market price returns is the mean between the day’s last bid and ask prices and does not represent returns an investor would receive if shares were traded at other times.
2	See page 25 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

Which individual stocks made the strongest contributions to the Fund’s absolute performance during the reporting period and which stocks made the weakest contributions?

On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest contributions to the Fund’s absolute performance during the reporting period were Chesapeake Lodging Trust, Rexford Industrial Realty and Xenia Hotels and Resorts, each mentioned earlier.

The weakest contributors were QTS Realty Trust, a data center REIT; Mack-Cali Realty, an office REIT; and CBL & Associates Properties, already mentioned.

Were there any changes in the Underlying Index during the reporting period?

The Underlying Index is reconstituted, meaning that components were added to or removed from the Underlying Index, and rebalanced quarterly, with weights reflecting the then-current float-adjusted market capitalizations.

During the reporting period, several Underlying Index constituents were removed in relation to merger activity. These included Parkway, First Potomac Realty Trust, Monogram Residential Trust, Felcor Lodging Trust, Care Capital Properties and Silver Bay Realty Trust.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2018)

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance.

Fund Performance History

IQ U.S. Real Estate Small Cap ETF
(as of April 30, 2018)

	1 Year	3 Year	5 Year	Since Inception[1]
	Average Annual	Average Annual	Average Annual	Average Annual	Cumulative
IQ U.S. Real Estate Small Cap ETF Market Price[2]	–6.49%	2.10%	3.67%	8.41%	74.34%
IQ U.S. Real Estate Small Cap ETF NAV	–6.37%	2.20%	3.69%	8.72%	77.74%
IQ U.S. Real Estate Small Cap Index	–5.74%	3.01%	4.45%	9.55%	87.37%
Dow Jones U.S. Real Estate Index	–0.17%	4.68%	5.15%	8.51%	75.47%

1	Fund Inception Date: 6/14/2011.
2	Beginning on May 31, 2016, the price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.

Management’s Discussion of Fund Performance (unaudited) (continued)

How did IQ 50 Percent Hedged FTSE International ETF perform during the 12 months ended April 30, 2018?

For the 12 months ended April 30, 2018 (the “reporting period”), IQ 50 Percent Hedged FTSE International ETF returned 12.84% at NAV (net asset value) and 12.28% at market price.1 To compare, the Fund’s Underlying Index, the FTSE Developed ex North America 50% Hedged to USD Index2, returned 13.64% for the same time period. The FTSE Developed ex North America Index2 returned 15.74% for the same period.

The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Underlying Index.

What factors affected the Fund’s performance during the reporting period?

The Fund was impacted during the reporting period by the currency effect of investing in international developed equity markets and then converting back to U.S. dollars. The Fund’s strategy is meant to track the FTSE Developed ex North America Index with a 50% currency hedge to the U.S. dollar. During the reporting period as a whole, most currencies of major developed nations appreciated against the U.S. dollar.

Local market economies were also a primary influence on the performance of the local international developed equity markets. Local market monetary and interest rate policies also had an influence.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Underlying Index uses currency forwards to hedge 50% of its respective currency exposure of its underlying constituents. During the reporting period, this hedge detracted from fund performance. The hedge is reset monthly using 30-day forward contracts.

During the reporting period, which sectors had the highest total returns and which sectors had the lowest total returns?

In terms of total return, the best-performing sectors in the Underlying Index were energy, information technology and materials. During the reporting period, health care, telecommunication services and consumer staples recorded the lowest total returns.

During the reporting period, which sectors made the strongest contributions to the Fund’s absolute performance and which sectors made the weakest contributions?

On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest positive contributions to the Fund’s absolute performance were financials, consumer discretionary and information technology. The sectors that made the weakest contributions to the Fund’s absolute performance were telecommunication services, real estate and utilities.

During the reporting period, which individual stocks had the highest total returns and which stocks had the lowest total returns?

Within the Underlying Index, the stocks with the highest total returns during the reporting period were Celltrion, a South Korea-based producer and seller of biosimilar products; Shiseido, a Japan-based manufacturer of cosmetic and toiletry products; and Wirecard, a German-based Internet payment and processing services company.

The Underlying Index constituents with the lowest total returns for the reporting period were Provident Financial, a U.K. financial services company specializing in the provision of personal credit products; Altice, a Netherlands-based cable-based services provider; and Capita, a U.K. customer services, human resource, software and strategic services provider.

1	The price used to calculate the market price returns is the mean between the day’s last bid and ask prices and does not represent returns an investor would receive if shares were traded at other times.
2	See page 27 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

Which individual stocks made the strongest contributions to the Fund’s absolute performance during the reporting period and which stocks made the weakest contributions?

On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest contributions to the Fund’s absolute performance during the reporting period were Samsung Electronics, a South Korea-based manufacturer of consumer and industrial electronic equipment; HSBC Holdings, a U.K.-based international banking and financial services company; and Royal Dutch Shell, a Netherlands-based petroleum and other chemicals producer and refiner.

The weakest contributors were the U.K.’s British American Tobacco, which manufactures, markets and sells tobacco products; Switzerland’s Roche Holdings, which develops and manufactures pharmaceutical products; and Australia’s Commonwealth Bank of Australia, which provides banking and life insurance services.

Were there any changes in the Underlying Index during the reporting period?

The Underlying Index was reconstituted, meaning that components were added to or removed from the Underlying Index, by FTSE in September 2017 and March 2018. Throughout the reporting period, FTSE made incremental adjustments to underlying constituent weights based on company shares available for purchase by investors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2018)

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance.

Fund Performance History

IQ 50 Percent Hedged FTSE International ETF
(as of April 30, 2018)

	1 Year	Since Inception[1]
	Average Annual	Average Annual	Cumulative
IQ 50 Percent Hedged FTSE International ETF Market Price[2]	12.28%	5.65%	16.49%
IQ 50 Percent Hedged FTSE International ETF NAV	12.84%	5.70%	16.64%
FTSE Developed ex North America 50% Hedged to USD Index	13.64%	6.48%	19.05%
FTSE Developed ex North America Index	15.74%	6.65%	19.58%

1	Fund Inception Date: 7/22/2015.
2	Beginning on May 31, 2016, the price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.

Management’s Discussion of Fund Performance (unaudited) (continued)

How did IQ 50 Percent Hedged FTSE Europe ETF perform during the 12 months ended April 30, 2018?

For the 12 months ended April 30, 2018 (the “reporting period”), IQ 50 Percent Hedged FTSE Europe ETF returned 10.58% at NAV (net asset value) and 9.59% at market price.1 To compare, the Fund’s Underlying Index, the FTSE Developed Europe 50% Hedged to USD Index2, returned 11.14% for the same time period. The FTSE Developed Europe Index2 returned 14.18% for the same period.

The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Underlying Index.

What factors affected the Fund’s performance during the reporting period?

The Fund was impacted during the reporting period by the currency effect of investing in developed European equity markets and then converting back to U.S. dollars. The Fund’s strategy is meant to track the FTSE Developed Europe Index with a 50% currency hedge to the U.S. dollar. During the reporting period as a whole, most currencies of major developed European nations appreciated against the U.S. dollar.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Underlying Index uses currency forwards to hedge 50% of its respective currency exposure of its underlying constituents. During the reporting period, this hedge detracted from fund performance. The hedge is reset monthly using 30-day forward contracts.

During the reporting period, which sectors had the highest total returns and which sectors had the lowest total returns?

In terms of total return, the best-performing sectors in the Underlying Index were energy, information technology and materials. During the reporting period, health care, consumer staples and telecommunication services recorded the lowest total returns.

During the reporting period, which sectors made the strongest contributions to the Fund’s absolute performance and which sectors made the weakest contributions?

On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest positive contributions to the Fund’s absolute performance were financials, energy and consumer discretionary. The sectors that made the weakest contributions to the Fund’s absolute performance were telecommunication services, health care and utilities.

During the reporting period, which individual stocks had the highest total returns and which stocks had the lowest total returns?

Within the Underlying Index, the stocks with the highest total returns during the reporting period were Wirecard, a German-based Internet payment and processing services company; Neste, a Finland-based oil refining company; and Aker BP, a Norway-based oil and gas exploration and production company.

The Underlying Index constituents with the lowest total returns for the reporting period were Provident Financial, a U.K. financial services company specializing in the provision of personal credit products; Altice, a Netherlands-based cable-based services provider; and Capita, a U.K. customer services, human resource, software and strategic services provider.

1	The price used to calculate the market price returns is the mean between the day’s last bid and ask prices and does not represent returns an investor would receive if shares were traded at other times.
2	See page 29 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

Which individual stocks made the strongest contributions to the Fund’s absolute performance during the reporting period and which stocks made the weakest contributions?

On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest contributions to the Fund’s absolute performance during the reporting period were Royal Dutch Shell, a Netherlands-based petroleum and other chemicals producer and refiner; HSBC Holdings, a U.K.-based international banking and financial services company; and BP, a U.K.-based international oil and petrochemicals company.

The weakest contributors were the U.K.’s British American Tobacco, which manufactures, markets and sells tobacco products; Switzerland’s Roche Holdings, which develops and manufactures pharmaceutical products; and France’s Sanofi, which operates as a pharmaceutical company.

Were there any changes in the Underlying Index during the reporting period?

The Underlying Index was reconstituted, meaning that components were added to or removed from the Underlying Index, by FTSE in September 2017 and March 2018. Throughout the reporting period, FTSE made incremental adjustments to underlying constituent weights based on company shares available for purchase by investors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2018)

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance.

Fund Performance History

IQ 50 Percent Hedged FTSE Europe ETF
(as of April 30, 2018)

	1 Year	Since Inception[1]
	Average Annual	Average Annual	Cumulative
IQ 50 Percent Hedged FTSE Europe ETF Market Price[2]	9.59%	4.83%	14.00%
IQ 50 Percent Hedged FTSE Europe ETF NAV	10.58%	5.00%	14.51%
FTSE Developed Europe 50% Hedged to USD Index	11.14%	5.80%	16.94%
FTSE Developed Europe Index	14.18%	5.15%	14.96%

1	Fund Inception Date: 7/22/2015.
2	Beginning on May 31, 2016, the price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.

Management’s Discussion of Fund Performance (unaudited) (continued)

How did IQ 50 Percent Hedged FTSE Japan ETF perform during the 12 months ended April 30, 2018?

For the 12 months ended April 30, 2018 (the “reporting period”), IQ 50 Percent Hedged FTSE Japan ETF returned 19.11% at NAV (net asset value) and 18.29% at market price.1 To compare, the Fund’s Underlying Index, the FTSE Japan 50% Hedged to USD Index2, returned 19.60% for the same time period. The FTSE Japan Index2 returned 19.74% for the same period.

The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Underlying Index.

What factors affected the Fund’s performance during the reporting period?

The Fund was impacted during the reporting period by the currency effect of investing in the Japanese equity market and then converting back to U.S. dollars. The Fund’s strategy is meant to track the FTSE Japan Index with a 50% currency hedge to the U.S. dollar. During the reporting period as a whole, the yen depreciated against the U.S. dollar.

Local market economies were also a primary influence on the performance of the local Japanese equity market.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Underlying Index uses currency forwards to hedge 50% of its respective currency exposure of its underlying constituents. During the reporting period, this hedge detracted from fund performance. The hedge is reset monthly using 30-day forward contracts.

During the reporting period, which sectors had the highest total returns and which sectors had the lowest total returns?

In terms of total return, the best-performing sectors in the Underlying Index were energy, information technology and consumer staples. During the reporting period, telecommunication services, utilities and financials recorded the lowest total returns.

During the reporting period, which sectors made the strongest contributions to the Fund’s absolute performance and which sectors made the weakest contributions?

On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest positive contributions to the Fund’s absolute performance were industrials, consumer discretionary and information technology. The sectors that made the weakest contributions to the Fund’s absolute performance were utilities, telecommunication services and energy.

During the reporting period, which individual stocks had the highest total returns and which stocks had the lowest total returns?

Within the Underlying Index, the stocks with the highest total returns during the reporting period were Shiseido, a manufacturer of cosmetic and toiletry products; GMO Payment Gateway, a credit card services company for electronic commerce firms; and Yaskawa Electric, a manufacturer and marketer of industrial robotic products.

The Underlying Index constituents with the lowest total returns for the reporting period were Japan Display, a manufacturer of small and medium-sized displays; Suruga Bank, a regional bank providing deposits, loans and foreign exchange transactions; and GREE, a social network service operator providing online communities and games to members.

1	The price used to calculate the market price returns is the mean between the day’s last bid and ask prices and does not represent returns an investor would receive if shares were traded at other times.
2	See page 31 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

Which individual stocks made the strongest contributions to the Fund’s absolute performance during the reporting period and which stocks made the weakest contributions?

On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest contributions to the Fund’s absolute performance during the reporting period were Toyota Motor, a manufacturer of cars, trucks and buses; Keyence, a developer, manufacturer and seller of sensors and measuring instruments used for factory automation; and Sony, a manufacturer of audio, home video consoles and other information technology products. The weakest contributors were Japan Tobacco, which manufactures, markets and sells tobacco products internationally; Dentsu, which provides advertising services; and Subaru, which manufactures and distributes automobiles.

Were there any changes in the Underlying Index during the reporting period?

The Underlying Index was reconstituted, meaning that components were added to or removed from the Underlying Index, by FTSE in September 2017 and March 2018. Throughout the reporting period, FTSE made incremental adjustments to underlying constituent weights based on company shares available for purchase by investors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2018)

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance.

Fund Performance History

IQ 50 Percent Hedged FTSE Japan ETF
(as of April 30, 2018)

	1 Year	Since Inception[1]
	Average Annual	Average Annual	Cumulative
IQ 50 Percent Hedged FTSE Japan ETF Market Price[2]	18.29%	5.24%	15.25%
IQ 50 Percent Hedged FTSE Japan ETF NAV	19.11%	5.44%	15.86%
FTSE Japan 50% Hedged to USD Index	19.60%	6.10%	17.87%
FTSE Japan Index	19.74%	8.18%	24.40%

1	Fund Inception Date: 7/22/2015.
2	Beginning on May 31, 2016, the price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.

Management’s Discussion of Fund Performance (unaudited) (continued)

How did IQ Leaders GTAA Tracker ETF perform during the 12 months ended April 30, 2018?

For the 12 months ended April 30, 2018 (the “reporting period”), IQ Leaders GTAA Tracker ETF returned 8.43% at NAV (net asset value) and 8.40% at market price.1 To compare, the Fund’s Underlying Index, the IQ Leaders GTAA Tracker Index2, returned 8.83% for the same time period. The MSCI All Country World Index (Net)2 returned 13.48% for the same period.

What factors affected the Fund’s performance during the reporting period?

Overall, the Fund’s long positions contributed positively to the Fund’s performance during the reporting period, while its short positions detracted.

Within the Fund’s long positions, equities were the primary driver of performance, with U.S. large-cap core equities and international core equities, via underlying ETFs, the major sources of return. Long positions in fixed income, via underlying ETFs, provided more modest positive returns, with high yield corporate bonds and investment grade corporate bonds contributing positively and aggregate bonds and convertible debt detracting.

Short exposures to certain equity and fixed income categories detracted from the Fund’s performance during the reporting period. More specifically, short positions in U.S. large-cap core equities and U.S. small-cap core equities, via underlying ETFs, detracted from the Fund’s performance. However, via underlying ETFs, timing of short exposures to investment grade corporate bonds and intermediate-term U.S. Treasury bonds added to performance. Timing of short exposure to convertible debt, however, detracted.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund used derivative positions exclusively to help it track its Underlying Index, which contains both long and short weights. Primarily, the Fund used total return swaps on the ETFs at the weights in which they are included in the Underlying Index.

How were the Fund’s assets allocated during the reporting period and why?

The Fund’s allocations are driven by quantitative models. Given the rules-based nature of the process, there is no subjectivity involved in the allocation decision process.

At the asset class level, the Fund was allocated to equities, fixed income and real estate. Net exposure to equities was no more than approximately 60%, while net exposure to fixed income was at most approximately 50%. Real estate exposure was held short throughout the reporting period at a maximum exposure near 5%.

Within equities, U.S. large-cap and international were the primary Fund exposures during the reporting period. High yield bonds and aggregate fixed income were the primary exposures in fixed income. The Fund’s short exposure within real estate was to U.S. real estate investment trusts (REITs).

How did the Fund’s allocations change over the course of the reporting period?

The Fund’s asset class allocations were adjusted as determined by the underlying proprietary quantitative models.

During the reporting period, the Fund’s total equity exposure ranged from 50% to 60% of Fund assets during the reporting period. Real estate was a net short exposure, while bonds held the remaining exposure. Within the Fund’s equity allocation, U.S. large-cap core equities was the largest position at the start of the reporting period, and international core equities took its place near the end of the reporting period. Emerging markets equities exposure was reduced during the reporting period, while the Fund held a short exposure to U.S. small-cap core equities through most of the reporting period.

Within the Fund’s fixed income allocation, high yield bonds was the largest exposure at the start of the reporting period, but aggregate bonds assumed the largest exposure during the latter half of the reporting period. The Fund maintained a short exposure to convertible debt for most of the reporting period before reversing to a positive, or long, allocation at the end of the reporting period. Intermediate-term U.S. Treasuries held a near consistent allocation except for a brief time in the final third of the reporting period.

1	The price used to calculate the market price returns is the mean between the day’s last bid and ask prices and does not represent returns an investor would receive if shares were traded at other times.
2	See page 33 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

During the reporting period, which underlying ETFs had the highest total returns and which underlying ETFs had the lowest total returns?

In terms of total return, the best-performing underlying ETFs in the Fund were Vanguard Energy ETF (VDE) and Vanguard Information Technology Index Fund (VGT). During the reporting period, Vanguard Consumer Staples ETF (VDC) and Vanguard Industrials ETF (VIS) recorded the lowest total returns.

Which underlying ETFs were the strongest positive contributors to the Fund’s performance and which underlying ETFs were particularly weak?

On the basis of impact, which takes weightings and total returns into consideration, the underlying ETFs that made the greatest positive contributions to the Fund’s performance during the reporting period were Vanguard FTSE Developed Markets ETF (VEA) and Consumer Discretionary Select Sector SPDR Fund (XLY). The weakest contributors were Industrial Select Sector SPDR Fund (XLI) and SPDR Bloomberg Barclays Convertible Securities ETF (CWB).

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2018)

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance.

Fund Performance History

IQ Leaders GTAA Tracker ETF
(as of April 30, 2018)

	1 Year	Since Inception[1]
	Average Annual	Average Annual	Cumulative
IQ Leaders GTAA Tracker ETF Market Price[2]	8.40%	9.68%	27.01%
IQ Leaders GTAA Tracker ETF NAV	8.43%	9.67%	26.97%
IQ Leaders GTAA Tracker Index	8.83%	10.31%	28.86%
MSCI All Country World Index	13.48%	14.63%	42.29%

1	Fund Inception Date: 9/30/2015.
2	Beginning on May 31, 2016, the price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.

Management’s Discussion of Fund Performance (unaudited) (continued)

How did IQ Enhanced Core Bond U.S. ETF perform during the 12 months ended April 30, 2018?

For the 12 months ended April 30, 2018 (the “reporting period”), IQ Enhanced Core Bond U.S. ETF returned -2.66% at NAV (net asset value) and -2.71% at market price.1 To compare, the Fund’s Underlying Index, the IQ Enhanced Core Bond U.S. Index,2 returned -2.39% for the same time period. The Bloomberg Barclays U.S. Aggregate Bond Index2 returned -0.32% for the same period.

What factors affected the Fund’s performance during the reporting period?

The Fund’s long-only strategy rotates among five bond sectors: investment grade corporate bonds, mortgage-backed securities, long-term U.S. Treasuries, intermediate-term U.S. Treasuries and short-term U.S. Treasuries. The Fund’s largest average weighting during the reporting period was in investment grade corporate bonds, followed by short-term U.S. Treasuries. Intermediate-term U.S. Treasuries were the smallest allocation within the Fund during the reporting period.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund did not use derivatives during the reporting period.

How were the Fund’s assets allocated during the reporting period and why?

The Fund’s allocations are driven by quantitative models that determine the weights across the various aggregate bond sectors based on short-term and long-term momentum signals. The underlying ETF allocations are constrained to a maximum limit of active weight and active risk versus the broad U.S. bond market. Given the rules-based nature of the process, there is no subjectivity involved in the allocation decision process.

At the asset class level, the Fund was invested primarily in investment grade corporate bonds and short-term U.S. Treasuries, via underlying ETFs. The Fund also had allocations to mortgage-backed securities and long-term U.S. Treasuries via underlying ETFs. The Fund’s exposure to intermediate-term U.S. Treasuries was minimal during the reporting period.

How did the Fund’s allocations change over the course of the reporting period?

The Fund’s asset class allocations were adjusted as determined by the Underlying Index’s proprietary quantitative models.

During most of the reporting period, the Fund’s allocation, via underlying ETFs, to investment grade corporate bonds was held at or near the maximum allowable weight, before the Underlying Index began a steady reduction in that weighting during the last quarter of the reporting period. Also, while short-term U.S. Treasuries were, on average, a significant allocation within the Fund, via underlying ETFs, the sector did experience varying allocations of between 0% and 50% during the reporting period. Long-term U.S. Treasuries, via underlying ETFs, also experienced varying exposures during the reporting period, with occasions of notable allocations countered by spans with 0% allocation.

The Fund’s allocation to mortgage-backed securities, via underlying ETFs, was minimal during the first half of the reporting period, but the allocation increased and subsequently rose to moderate levels during the latter half of the reporting period.

Intermediate-term U.S. Treasuries, via underlying ETFs, were a minimal exposure for the reporting period overall, and were a Fund holding for only two months of the reporting period.

During the reporting period, which underlying ETFs had the highest total returns and which underlying ETFs had the lowest total returns?

In terms of total return, the best-performing underlying ETFs in the Fund were iShares U.S. Credit Bond ETF (CRED) and Schwab Short Term U.S. Treasury ETF (SCHO). During the reporting period, SPDR Portfolio Long Term Treasury ETF (SPTL) and Vanguard Long-Term Treasury ETF (VGLT) recorded the lowest total returns.

1	The price used to calculate the market price returns is the mean between the day’s last bid and ask prices and does not represent returns an investor would receive if shares were traded at other times.
2	See page 35 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

Which underlying ETFs were the strongest positive contributors to the Fund’s performance and which underlying ETFs were particularly weak?

On the basis of impact, which takes weightings and total returns into consideration, the underlying ETFs that made the greatest positive contributions to the Fund’s performance during the reporting period were iShares iBoxx $ Investment Grade Corporate Bond ETF (LQD) and iShares U.S. Credit Bond ETF (CRED). The weakest contributors were SPDR Portfolio Long Term Treasury ETF (SPTL) and Vanguard Long-Term Treasury ETF (VGLT).

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2018)

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance.

Fund Performance History

IQ Enhanced Core Bond U.S. ETF
(as of April 30, 2018)

	1 Year	Since Inception[1]
	Average Annual	Average Annual	Cumulative
IQ Enhanced Core Bond U.S. ETF Market Price[2]	–2.71%	–1.53%	–2.99%
IQ Enhanced Core Bond U.S. ETF NAV	–2.66%	–1.51%	–2.96%
IQ Enhanced Core Bond U.S. Index	–2.39%	–1.23%	–2.41%
Bloomberg Barclays U.S. Aggregate Bond Index	–0.32%	0.13%	0.25%

1	Fund Inception Date: 5/10/2016.
2	Beginning on May 31, 2016, the price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.

Management’s Discussion of Fund Performance (unaudited) (continued)

How did IQ Enhanced Core Plus Bond U.S. ETF perform during the 12 months ended April 30, 2018?

For the 12 months ended April 30, 2018 (the “reporting period”), IQ Enhanced Core Plus Bond U.S. ETF returned -1.44% at NAV (net asset value) and -1.56% at market price.1 To compare, the Fund’s Underlying Index, the IQ Enhanced Core Plus Bond U.S. Index,2 returned -1.23% for the same time period. The Bloomberg Barclays U.S. Aggregate Bond Index2 returned -0.32% for the same period.

What factors affected the Fund’s performance during the reporting period?

The Fund’s long-only strategy rotates among seven bond sectors: high yield corporate bonds, U.S. dollar-denominated emerging markets debt, investment grade corporate bonds, mortgage-backed securities, long-term U.S. Treasuries, intermediate-term U.S. Treasuries and short-term U.S. Treasuries.

The largest sector contributors to the Fund’s performance during the reporting period were high yield corporate bonds and emerging markets debt. The Fund’s largest average weighting during the reporting period was in investment grade corporate bonds, which detracted from overall performance. Exposure to long-term U.S. Treasuries also detracted from the Fund’s performance during the reporting period.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund did not use derivatives during the reporting period.

How were the Fund’s assets allocated during the reporting period and why?

The Fund’s allocations are driven by quantitative models that determine the weights across the various aggregate bond sectors based on short-term and long-term momentum signals. The underlying ETF allocations are constrained to a maximum limit of active weight and active risk versus the broad U.S. bond market. Given the rules-based nature of the process, there is no subjectivity involved in the allocation decision process.

At the asset class level, the Fund was invested primarily in investment grade corporate bonds, via underlying ETFs. The Fund also had allocations, at relatively equal levels, to high yield corporate bonds, mortgage-backed securities and short-term U.S. Treasuries, via underlying ETFs. More minimal allocations were held in long-term U.S. Treasuries, emerging markets debt and intermediate-term U.S. Treasuries, via underlying ETFs, during the reporting period.

How did the Fund’s allocations change over the course of the reporting period?

The Fund’s asset class allocations were adjusted as determined by the Underlying Index’s proprietary quantitative models.

During the reporting period, the Fund’s primary allocation, via underlying ETFs, was to investment grade corporate bonds, at times reaching the maximum allowable allocation. Mortgage-backed securities and short-term U.S. Treasuries were also primary allocations, but their levels saw some variance, at times receiving a 0% exposure. On average, allocations to the intermediate-term and long-term segments of the U.S. Treasury yield curve, or spectrum of maturities, were minimal, also at times receiving a 0% exposure.

During the reporting period, which underlying ETFs had the highest total returns and which underlying ETFs had the lowest total returns?

In terms of total return, the best-performing underlying ETFs in the Fund were iShares JP Morgan USD Emerging Markets Bond ETF (EMB) and iShares 7-10 Year Treasury Bond ETF (IEF). During the reporting period, iShares 10-20 Year Treasury Bond ETF (TLH) and SPDR Bloomberg Barclays Mortgaged Backed Bond ETF (MGB) recorded the lowest total returns.

1	The price used to calculate the market price returns is the mean between the day’s last bid and ask prices and does not represent returns an investor would receive if shares were traded at other times.
2	See page 37 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

Which underlying ETFs were the strongest positive contributors to the Fund’s performance and which underlying ETFs were particularly weak?

On the basis of impact, which takes weightings and total returns into consideration, the underlying ETFs that made the greatest positive contributions to the Fund’s performance during the reporting period were SPDR Bloomberg Barclays High Yield Bond ETF (JNK) and iShares iBoxx $ High Yield Corporate Bond ETF (HYG). The weakest contributors were Vanguard Long-Term Treasury ETF (VGLT) and Vanguard Intermediate-Term Corporate Bond ETF (VCIT).

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2018)

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance.

Fund Performance History

IQ Enhanced Core Plus Bond U.S. ETF
(as of April 30, 2018)

	1 Year	Since Inception[1]
	Average Annual	Average Annual	Cumulative
IQ Enhanced Core Plus Bond U.S. ETF Market Price[2]	–1.56%	0.51%	1.01%
IQ Enhanced Core Plus Bond U.S. ETF NAV	–1.44%	0.56%	1.10%
IQ Enhanced Core Plus Bond U.S. Index	–1.23%	0.77%	1.53%
Bloomberg Barclays U.S. Aggregate Bond Index	–0.32%	0.13%	0.25%

1	Fund Inception Date: 5/10/2016.
2	Beginning on May 31, 2016, the price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.

Management’s Discussion of Fund Performance (unaudited) (continued)

How did IQ S&P High Yield Low Volatility Bond ETF perform during the 12 months ended April 30, 2018?

For the 12 months ended April 30, 2018 (the “reporting period”), IQ S&P High Yield Low Volatility Bond ETF returned 0.39% at NAV (net asset value) and -0.36% at market price.1 To compare, the Fund’s Underlying Index, the S&P U.S. High Yield Low Volatility Corporate Bond Index,2 returned 0.88% for the same time period. The Merrill Lynch U.S. High Yield Master II Index2 returned 3.20% for the same period.

What factors affected the Fund’s performance during the reporting period?

The Fund seeks investment results that track the price and yield performance of its Underlying Index, the S&P High Yield Low Volatility Corporate Bond Index. The Underlying Index is comprised of U.S. dollar-denominated high yield corporate bonds that have been selected in accordance with a rules-based methodology. The concept behind this methodology is that duration times spread (DTS) is an effective volatility measure of credit risk for corporate bonds. Overlaying the marginal contribution to risk (MCR) approach on the DTS of a corporate bond portfolio and measuring individual bonds’ credit risk in a portfolio context allows for a meaningful way to screen out riskier bonds. As such, the total return volatility for bonds in the S&P High Yield Low Volatility Corporate Bond Index, in aggregate, is expected to be lower relative to the aggregate group of bonds in the broad U.S. dollar-denominated high yield corporate bond market. The Underlying Index is a market value-weighted index.

During the reporting period, the U.S. Federal Reserve (the Fed) raised the targeted federal funds rate three times—by 0.25% each time—to a range of 1.50% to 1.75%. The U.S. Treasury yield curve, or spectrum of maturities, flattened, meaning the difference in yields between longer maturities and shorter maturities narrowed. The difference in yields between U.S. Treasury securities maturing in two years and five years compressed by approximately 25 basis points during the reporting period. (A basis point is 1/100th of a percentage point.) The difference in yields between U.S. Treasury securities maturing in five years and ten years narrowed by approximately 33 basis points, and the difference in yields between U.S. Treasury securities maturing in 10 years and 30 years narrowed by approximately 50 basis points during the reporting period. The option-adjusted spread (OAS)3 of the overall U.S. high yield corporate bond market, as represented by the ICE BofAML U.S. High Yield Index2, compressed by approximately 35 basis points and had an excess return over similar-duration matched U.S. Treasuries of 4.36%. The bulk of this spread compression came from bonds rated CCC and lower, i.e. those considered of lower quality, whose OAS compressed by 128 basis points and had an excess return over similar duration-matched U.S. Treasuries of 7.25% during the reporting period. Given the underlying strategy of the Fund, lower quality bonds had a smaller weighting in the Fund during the reporting period relative to the ICE BofAML U.S. High Yield Index.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund did not use derivatives during the reporting period.

During the reporting period, which sectors had the highest total returns and which sectors had the lowest total returns?

In terms of total return, the best-performing sectors in the Underlying Index were information technology, transportation and utilities. During the reporting period, financials, media and real estate recorded the lowest total returns.

During the reporting period, which sectors made the strongest contributions to the Fund’s absolute performance and which sectors made the weakest contributions?

On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest positive contributions to the Fund’s absolute performance were consumer discretionary, information technology and materials. The sectors that made the weakest contributions to the Fund’s absolute performance were financials, real estate and transportation.

During the reporting period, which individual securities had the highest total returns and which securities had the lowest total returns?

Within the Underlying Index, the securities with the highest total returns during the reporting period were high yield bonds issued by energy exploration and production company Continental Resources, Italian telecommunications company Telecom Italia and utility provider AES.

The Underlying Index components with the lowest total returns for the reporting period were high yield bonds issued by metals and mining company Freeport-McMoRan and auto manufacturer Jaguar Land Rover Auto Manufacturers.

1	The price used to calculate the market price returns is the mean between the day’s last bid and ask prices and does not represent returns an investor would receive if shares were traded at other times.
2	See page 39 for more information on this index.
3	Option-adjusted spread (OAS) is the measurement of the spread of a fixed income security rate and the risk-free rate of return, which is adjusted to take into account an embedded option. Typically, an analyst uses the Treasury securities yield for the risk-free rate. The spread is added to the fixed income security price to make the risk-free bond price the same as the bond.

Management’s Discussion of Fund Performance (unaudited) (continued)

Which individual securities made the strongest contributions to the Fund’s absolute performance during the reporting period and which securities made the weakest contributions?

On the basis of impact, which takes weightings and total returns into consideration, the securities that made the strongest contributions to the Fund’s absolute performance during the reporting period were issued by auto manufacturers Fiat Chrysler Automobiles and ZF North America and by wireless telecommunications company SBA Communications. The weakest contributors were issued by aerospace and defense company Park Aerospace Holdings, metals and mining company Freeport-McMoRan and fast-food retailers Burger King Worldwide and Tim Hortons subsidiary New Red Finance.

Were there any changes in the Underlying Index during the reporting period?

The security selection embedded in the Underlying Index is designed to measure the performance of U.S. high yield bonds that exhibit low volatility characteristics, as measured by MCR, and meet both liquidity and maturity criteria. Bonds that meet the criteria of the S&P U.S. High Yield Low Volatility Corporate Bond Index are market value weighted, subject to an issuer-weighted cap whereby any issuer that exceeds 3% of the market value weight of the S&P U.S. High Yield Low Volatility Corporate Bond Index is capped at 3%. The excess market value over the 3% cap is redistributed on a pro-rata basis to all of the index bonds of the other issuers that are below the 3% cap. This process is then repeated until no issuer exceeds the 3% limit.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2018)

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance.

Fund Performance History

IQ S&P High Yield Low Volatility Bond ETF
(as of April 30, 2018)

	1 Year	Since Inception[1]
	Average Annual	Average Annual	Cumulative
IQ S&P High Yield Low Volatility Bond ETF Market Price[2]	–0.36%	1.30%	1.57%
IQ S&P High Yield Low Volatility Bond ETF NAV	0.39%	1.49%	1.80%
S&P U.S. High Yield Low Volatility Corporate Bond Index	0.88%	1.91%	2.30%
Merrill Lynch U.S. High Yield Master II Index	3.20%	4.16%	5.04%

1	Fund Inception Date: 2/15/2017.
2	The price used to calculate the Market Price returns is determined by using the mid price between bid and ask price listed on the NYSE Arca and does not represent returns an investor would receive.

Management’s Discussion of Fund Performance (unaudited) (continued)

How did IQ Chaikin U.S. Small Cap ETF perform during the period since its inception on May 16, 2017 through April 30, 2018 (the “reporting period”)?

For the reporting period, IQ Chaikin U.S. Small Cap ETF returned 8.33% at NAV (net asset value) and 8.36% at market price.1 To compare, the Fund’s Underlying Index, the NASDAQ Chaikin Power US Small Cap Index,2 returned 9.05% for the same time period. The NASDAQ US 1500 Index2 and the Russell 2000 Index2 returned 12.47% and 11.99%, respectively, for the same period.

What factors affected the Fund’s performance during the reporting period?

The Underlying Index seeks to capture the performance of the U.S. large cap universe by selecting stocks that exhibit characteristics indicating the potential to outperform peers. The Underlying Index utilizes the Chaikin Power Gauge, which is a proprietary 20-factor quantitative stock selection model that combines value, growth, technical and sentiment indicators. Some major themes affecting the U.S. equity markets during the reporting period were corporate tax reform, rising interest rates, higher inflation and heightened volatility.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund did not use derivatives during the reporting period.

During the reporting period, which sectors had the highest total returns and which sectors had the lowest total returns?

In terms of total return, the best-performing sectors in the Underlying Index were energy, real estate and utilities. During the reporting period, telecommunication services, consumer staples and information technology were the sectors that recorded the lowest total returns.

During the reporting period, which sectors made the strongest contributions to the Fund’s absolute performance and which sectors made the weakest contributions?

On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest positive contributions to the Fund’s absolute performance were financials, consumer discretionary and industrials. The sectors that made the weakest contributions to the Fund’s absolute performance were consumer staples, telecommunication services and health care.

During the reporting period, which individual stocks had the highest total returns and which stocks had the lowest total returns?

Within the Underlying Index, the stocks with the highest total returns during the reporting period were Quorum Health, which provides health care consulting services; Atara Biotherapeutics, which operates as a biotechnology company; and Overstock.com, which offers discounted brand merchandise for sale over the Internet.

The Underlying Index constituents with the lowest total returns for the reporting period were FTD, which provides floral, gift and related products and services to consumers; Aceto, which markets, sells and distributes human health products; and Community Health Systems, which owns, leases and operates hospitals.

Which individual stocks made the strongest contributions to the Fund’s absolute performance during the reporting period and which stocks made the weakest contributions?

On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest contributions to the Fund’s absolute performance during the reporting period were Overstock.com, mentioned earlier; Comtech Telecommunications, which designs, develops and manufactures technology electronic products and systems; and Spartan Motors, which develops and manufactures custom chassis for a variety of specialty vehicles.

The weakest contributors were FTD and Community Health Systems, each already mentioned, as well as IDT, which offers consumer services focused primarily on the telecommunications industry.

1	The price used to calculate the market price returns is the mean between the day’s last bid and ask prices and does not represent returns an investor would receive if shares were traded at other times.
2	See page 41 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

Were there any changes in the Underlying Index during the reporting period?

The Underlying Index was reconstituted, meaning that components were added to or removed from the Underlying Index, in April 2018.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2018)

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance.

Fund Performance History

IQ Chaikin U.S. Small Cap ETF
(as of April 30, 2018)

Since Inception[1]
Cumulative
IQ Chaikin U.S. Small Cap ETF Market Price[2]	8.36%
IQ Chaikin U.S. Small Cap ETF NAV	8.33%
NASDAQ Chaikin Power US Small Cap Index	9.05%
NASDAQ US 1500 Index	12.47%
Russell 2000 Index	11.99%

1	Fund Inception Date: 5/16/2017.
2	The price used to calculate the Market Price returns is determined by using the mid price between bid and ask price listed on the NYSE Arca and does not represent returns an investor would receive.

Management’s Discussion of Fund Performance (unaudited) (continued)

How did IQ Chaikin U.S. Large Cap ETF perform during the period since its inception on December 13, 2017 through April 30, 2018 (the “reporting period”)?

For the reporting period, IQ Chaikin U.S. Large Cap ETF returned 1.31% at NAV (net asset value) and 1.32% at market price.1 To compare, the Fund’s Underlying Index, the NASDAQ Chaikin Power US Large Cap Index,2 returned 1.43% for the same time period. The NASDAQ US 300 Total Return Index2 and the S&P 500 Index2 returned -0.13% and -0.14%, respectively, for the same period.

What factors affected the Fund’s performance during the reporting period?

The Underlying Index seeks to capture the performance of the U.S. large cap universe by selecting stocks that exhibit characteristics indicating the potential to outperform peers. The Underlying Index utilizes the Chaikin Power Gauge, which is a proprietary 20-factor quantitative stock selection model that combines value, growth, technical and sentiment indicators. Some major themes affecting the U.S. equity markets during the reporting period were corporate tax reform, rising interest rates, higher inflation and heightened volatility.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund did not use derivatives during the reporting period.

During the reporting period, which sectors had the highest total returns and which sectors had the lowest total returns?

In terms of total return, the best-performing sectors in the Underlying Index were energy, health care and information technology. During the reporting period, industrials, telecommunication services and utilities were the sectors that recorded the lowest total returns.

During the reporting period, which sectors made the strongest contributions to the Fund’s absolute performance and which sectors made the weakest contributions?

On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest positive contributions to the Fund’s absolute performance were energy, information technology and health care. The sectors that made the weakest contributions to the Fund’s absolute performance were industrials, financials and utilities.

During the reporting period, which individual stocks had the highest total returns and which stocks had the lowest total returns?

Within the Underlying Index, the stocks with the highest total returns during the reporting period were Andeavor and Valero Energy, each a refiner and marketer of petroleum products, as well as Hewlett Packard Enterprises, a provider of information technology solutions.

The Underlying Index constituents with the lowest total returns for the reporting period were General Electric, a globally diversified technology, industrial and financial services company; Ameriprise Financial, a financial planning and services firm; and Stanley Black and Decker, a diversified provider of hand tools and power tools.

Which individual stocks made the strongest contributions to the Fund’s absolute performance during the reporting period and which stocks made the weakest contributions?

On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest contributions to the Fund’s absolute performance during the reporting period were Andeavor, Valero Energy and Hewlett Packard Enterprises, each mentioned earlier.

The weakest contributors were Ameriprise Financial, Stanley Black and Decker and General Electric, each already mentioned.

1	The price used to calculate the market price returns is the mean between the day’s last bid and ask prices and does not represent returns an investor would receive if shares were traded at other times.
2	See page 43 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

Were there any changes in the Underlying Index during the reporting period?

The Underlying Index was reconstituted, meaning that components were added to or removed from the Underlying Index, in April 2018.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2018)

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance.

Fund Performance History

IQ Chaikin U.S. Large Cap ETF
(as of April 30, 2018)

Since Inception[1]
Cumulative
IQ Chaikin U.S. Large Cap ETF Market Price[2]	1.32%
IQ Chaikin U.S. Large Cap ETF NAV	1.31%
NASDAQ Chaikin Power US Large Cap Index	1.43%
NASDAQ US 300 Total Return Index	–0.13%
S&P 500 Index	–0.14%

1	Fund Inception Date: 12/13/2017.
2	The price used to calculate the Market Price returns is determined by using the mid price between bid and ask price listed on the NYSE Arca and does not represent returns an investor would receive.

Fund Expenses (unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs on purchases and sales and (2) ongoing costs, including Advisory fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other funds. Shareholders may pay brokerage commissions on their purchase and sale of the Fund, which are not reflected in the example.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, in a particular fund, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period 11/01/2017 to 04/30/2018” to estimate the expenses you paid on your account during this period. Each Fund will indirectly bear its pro rata share of the expenses incurred by the underlying ETF investments in which each Fund invests. These expenses are not included in the table.

Hypothetical Example for Comparison Purposes

The second line of the table below also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The Funds will indirectly bear their pro rata share of the expenses incurred by the underlying fund investments in which the Funds invest. These expenses are not included in the table.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund Expenses (unaudited) (continued)

	Beginning Account Value 11/01/2017	Ending Account Value 04/30/2018	Annualized Expense Ratios for the Period 11/01/2017 to 04/30/2018	Expenses[1] Paid During the Period 11/01/2017 to 04/30/2018
IQ Hedge Multi-Strategy Tracker ETF
Actual	$1,000.00	$1,008.20	0.54%	$2.69
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,022.12	0.54%	$2.71
IQ Hedge Macro Tracker ETF
Actual	$1,000.00	$996.20	0.75%	$3.71
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.08	0.75%	$3.76
IQ Hedge Market Neutral Tracker ETF
Actual	$1,000.00	$999.10	0.76%	$3.77
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.03	0.76%	$3.81
IQ Hedge Long/Short Tracker ETF
Actual	$1,000.00	$1,014.50	0.76%	$3.80
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.03	0.76%	$3.81
IQ Hedge Event-Driven Tracker ETF
Actual	$1,000.00	$1,004.80	0.76%	$3.78
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.03	0.76%	$3.81
IQ Global Resources ETF
Actual	$1,000.00	$1,021.70	0.76%	$3.81
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.03	0.76%	$3.81
IQ Merger Arbitrage ETF
Actual	$1,000.00	$992.10	0.76%	$3.75
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.03	0.76%	$3.81
IQ Real Return ETF
Actual	$1,000.00	$1,008.70	0.49%	$2.44
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,022.36	0.49%	$2.46
IQ Global Agribusiness Small Cap ETF
Actual	$1,000.00	$978.60	0.76%	$3.73
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.03	0.76%	$3.81
IQ U.S. Real Estate Small Cap ETF
Actual	$1,000.00	$929.10	0.70%	$3.35
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.32	0.70%	$3.51
IQ 50 Percent Hedged FTSE International ETF
Actual	$1,000.00	$1,024.30	0.20%	$1.00
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,023.80	0.20%	$1.00
IQ 50 Percent Hedged FTSE Europe ETF
Actual	$1,000.00	$1,016.80	0.30%	$1.50
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,023.31	0.30%	$1.51
IQ 50 Percent Hedged FTSE Japan ETF
Actual	$1,000.00	$1,037.60	0.30%	$1.52
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,023.31	0.30%	$1.51
IQ Leaders GTAA Tracker ETF
Actual	$1,000.00	$1,014.70	0.46%	$2.30
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,022.51	0.46%	$2.31
IQ Enhanced Core Bond U.S. ETF
Actual	$1,000.00	$956.50	0.21%	$1.02
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,023.75	0.21%	$1.05
IQ Enhanced Core Plus Bond U.S. ETF
Actual	$1,000.00	$966.70	0.21%	$1.02
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,023.75	0.21%	$1.05

Fund Expenses (unaudited) (continued)

	Beginning Account Value 11/01/2017	Ending Account Value 04/30/2018	Annualized Expense Ratios for the Period 11/01/2017 to 04/30/2018	Expenses[1] Paid During the Period 11/01/2017 to 04/30/2018
IQ S&P High Yield Low Volatility Bond ETF
Actual	$1,000.00	$979.20	0.40%	$1.96
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,022.81	0.40%	$2.01
IQ Chaikin U.S. Small Cap ETF
Actual	$1,000.00	$982.40	0.35%	$1.72
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,023.06	0.35%	$1.76
IQ Chaikin U.S. Large Cap ETF*
Actual	$1,000.00	$1,013.10	0.25%	$0.96
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,023.55	0.25%	$1.25

*	Fund commenced operations on December 13, 2017. Expenses are calculated using the Fund’s annualized expense ratio, multiplied by the ending value for the period, multiplied by 139/365 (to reflect commencement of operation).
1	Unless otherwise indicated, expenses are calculated using the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 181/365.

Portfolio Summaries

April 30, 2018

SCHEDULES OF INVESTMENTS SUMMARY TABLE

IQ Hedge Multi-Strategy Tracker ETF

Net Assets ($ mil): $1,124.3

Industry	% of Net Assets
U.S. Short Term Treasury Bond Funds	30.2%
Investment Grade Corporate Bond Funds	17.2
Money Market Fund	12.6
International Small Cap Equity Funds	7.7
Floating Rate Funds	5.5
U.S. Large Cap Growth Funds	4.0
International Bond Funds	3.8
U.S. Multi Cap Funds	3.7
U.S. Small Cap Growth Funds	3.7
High Yield Corporate Bond Funds	3.5
BRIC Equity Funds	3.4
U.S. Large Cap Core Funds	3.3
Convertible Bond Fund	3.3
International Equity Core Fund	2.3
Emerging Markets Small Cap Equity Fund	2.1
International Large Cap Growth Fund	1.5
U.S. Medium Term Treasury Bond Fund	0.9
Europe Equity Fund	0.7
Treasury Inflation-Protected Securities Funds	0.7
Japan Equity Fund	0.5
Volatility Fund	0.4
U.S. Intermediate Term Treasury Bonds Funds	0.4
Gold Fund	0.4
Japanese Yen Fund	0.3
Australian Dollar Fund	0.3
British Pound Fund	0.2
Total Investments	112.6
Other Assets and Liabilities, Net	(12.6)
Total Net Assets	100.0%

IQ Hedge Macro Tracker ETF

Net Assets ($ mil): $6.6

Industry	% of Net Assets
U.S. Short Term Treasury Bond Funds	42.8%
Money Market Fund	29.0
U.S. Multi Cap Funds	10.0
BRIC Equity Funds	9.3
International Bond Funds	4.9
International Small Cap Equity Funds	4.4
Europe Equity Fund	4.4
Treasury Inflation-Protected Securities Funds	4.2
Japan Equity Fund	3.2
U.S. Medium Term Treasury Bond Fund	2.9
Emerging Small Cap Equity Fund	2.4
U.S. Large Cap Value Funds	2.2
U.S. Dollar Fund	2.1
Gold Fund	2.1
Japanese Yen Fund	2.0
U.S. Intermediate Term Treasury Bond Funds	1.2
U.S. Large Cap Growth Funds	1.0
U.S. Large Cap Core Fund	0.9
Total Investments	129.0
Other Assets and Liabilities, Net	(29.0)
Total Net Assets	100.0%

IQ Hedge Market Neutral Tracker ETF

Net Assets ($ mil): $12.8

Industry	% of Net Assets
U.S. Short Term Treasury Bond Funds	38.1%
Floating Rate Funds	19.7
Money Market Funds	15.0
Investment Grade Corporate Bond Funds	12.1
Mortgage Backed Securities Funds	7.3
International Small Cap Equity Funds	6.4
U.S. Large Cap Growth Funds	4.6
U.S. Small Cap Growth Funds	3.7
Euro Funds	2.4
U.S. Large Cap Core Funds	1.5
High Yield Municipal Bond Funds	1.4
Convertible Bond Funds	1.4
High Yield Corporate Bond	1.1
U.S. Preferred Funds	0.3
Total Investments	115.0
Other Assets and Liabilities, Net	(15.0)
Total Net Assets	100.0%

See notes to financial statements.

Portfolio Summaries (continued)

April 30, 2018

IQ Hedge Long/Short Tracker ETF

Net Assets ($ mil): $8.8

Industry	% of Net Assets
Investment Grade Corporate Bond Funds	26.5%
U.S. Large Cap Core Funds	15.8
Money Market Funds	12.1
International Small Cap Equity Funds	11.6
International Equity Core Funds	11.3
U.S. Short Term Treasury Bond Funds	8.4
International Large Cap Growth Funds	7.2
Floating Rate Funds	7.2
U.S. Large Cap Growth Funds	6.5
U.S. Small Cap Growth Funds	2.4
U.S. Preferred Funds	2.1
Volatility Funds	1.0
Total Investments	112.1
Other Assets and Liabilities, Net	(12.1)
Total Net Assets	100.0%

IQ Hedge Event-Driven Tracker ETF

Net Assets ($ mil): $3.1

Industry	% of Net Assets
Money Market Funds	32.8%
Investment Grade Corporate Bond Funds	30.5
Floating Rate Funds	23.8
Convertible Bond Funds	21.9
High Yield Corporate Bond Funds	16.9
U.S. Small Cap Growth Funds	6.6
U.S. Short Term Treasury Bond Funds	0.0 (a)
Total Investments	132.5
Other Assets and Liabilities, Net	(32.5)
Total Net Assets	100.0%

IQ Global Resources ETF

Net Assets ($ mil): $238.7

Industry	% of Net Assets
Water	15.6%
Livestock	15.2
Industrial Metals	13.8
Grains Food Fiber	13.4
Money Market Funds	11.3
Coal	9.1
Timber	8.3
Energy	7.3
Precious Metals	6.8
Livestock Operations	0.3
Crop Production and Farming	0.3
Total Investments	101.4
Other Assets and Liabilities, Net	(1.4)
Total Net Assets	100.0%

IQ Merger Arbitrage ETF

Net Assets ($ mil): $525.4

Industry	% of Net Assets
Money Market Funds	24.6%
Industrials	17.4
Health Care	13.9
Information Technology	12.7
Consumer Discretionary	7.5
Consumer Staples	6.8
U.S. Short Term Treasury Bond Funds	5.7
Energy	5.6
Real Estate	3.3
Utilities	3.1
Financials	2.5
Materials	2.3
Total Investments	105.4
Other Assets and Liabilities, Net	(5.4)
Total Net Assets	100.0%

See notes to financial statements.

Portfolio Summaries (continued)

April 30, 2018

IQ Real Return ETF

Net Assets ($ mil): $45.3

Industry	% of Net Assets
U.S. Short Term Treasury Bond Funds	59.1%
U.S. Large Cap Core Funds	10.0
U.S. Medium Term Treasury Bond Funds	7.5
U.S. Small Cap Core Funds	7.3
Gold Funds	6.0
Money Market Funds	4.7
Japanese Yen Funds	3.8
Emerging Equity Funds	3.7
U.S. Long Term Treasury Bond Funds	2.5
Total Investments	104.6
Other Assets and Liabilities, Net	(4.6)
Total Net Assets	100.0%

IQ Global Agribusiness Small Cap ETF

Net Assets ($ mil): $11.9

Industry	% of Net Assets
Crop Production and Farming	47.6%
Livestock Operations	20.8
Agricultural Chemicals	15.1
Agricultural Machinery	8.4
Agricultural Supplies and Logistics	7.6
Money Market Funds	2.3
Total Investments	101.8
Other Assets and Liabilities, Net	(1.8)
Total Net Assets	100.0%

IQ U.S. Real Estate Small Cap ETF

Net Assets ($ mil): $82.1

Industry	% of Net Assets
Diversified REITs	17.8%
Specialized REITs	17.0
Retail REITs	16.5
Hotel REITs	16.4
Office REITs	15.2
Mortgage REITs	13.1
Money Market Funds	4.9
Residential REITs	4.0
Total Investments	104.9
Other Assets and Liabilities, Net	(4.9)
Total Net Assets	100.0%

IQ 50 Percent Hedged FTSE International ETF

Net Assets ($ mil): $578.5

Industry	% of Net Assets
Financials	20.4%
Industrials	14.5
Consumer Discretionary	12.3
Consumer Staples	10.3
Health Care	9.8
Materials	8.5
Information Technology	8.3
Energy	5.5
Telecommunication Services	3.5
Real Estate	3.2
Utilities	3.1
Money Market Funds	1.7
Total Investments	101.1
Other Assets and Liabilities, Net	(1.1)
Total Net Assets	100.0%

IQ 50 Percent Hedged FTSE Europe ETF

Net Assets ($ mil): $168.7

Industry	% of Net Assets
Financials	21.0%
Industrials	13.3
Consumer Staples	12.5
Health Care	11.8
Consumer Discretionary	11.1
Materials	8.5
Energy	7.9
Information Technology	4.9
Utilities	3.7
Telecommunication Services	3.6
Money Market Funds	3.0
Real Estate	1.6
Total Investments	102.9
Other Assets and Liabilities, Net	(2.9)
Total Net Assets	100.0%

See notes to financial statements.

Portfolio Summaries (continued)

April 30, 2018

IQ 50 Percent Hedged FTSE Japan ETF

Net Assets ($ mil): $34.7

Industry	% of Net Assets
Industrials	21.6%
Consumer Discretionary	19.6
Financials	12.4
Information Technology	12.0
Consumer Staples	8.7
Health Care	7.3
Materials	6.6
Telecommunication Services	4.4
Real Estate	3.1
Utilities	1.9
Energy	1.1
Money Market Fund	0.1
Total Investments	98.8
Other Assets and Liabilities, Net	1.2
Total Net Assets	100.0%

IQ Leaders GTAA Tracker ETF

Net Assets ($ mil): $49.5

Industry	% of Net Assets
International Equity Core Funds	28.2%
U.S. Large Cap Core Funds	25.1
Aggregate Bond Funds	22.8
Money Market Funds	15.8
Convertible Bond Funds	9.0
Emerging Equity Funds	6.1
U.S. Medium Term Treasury Bond Funds	4.7
High Yield Corporate Bond Funds	4.0
Total Investments	115.7
Other Assets and Liabilities, Net	(15.7)
Total Net Assets	100.0%

IQ Enhanced Core Bond U.S. ETF

Net Assets ($ mil): $51.1

Industry	% of Net Assets
Investment Grade Corporate Bond Funds	36.7%
U.S. Long Term Treasury Bond Funds	30.1
Mortgage Backed Securities Funds	28.6
U.S. Intermediate Term Treasury Bond Funds	3.6
Money Market Funds	1.2
U.S. Medium Term Treasury Bond Funds	0.8
Total Investments	101.0
Other Assets and Liabilities, Net	(1.0)
Total Net Assets	100.0%

IQ Enhanced Core Plus Bond U.S. ETF

Net Assets ($ mil): $334.0

Industry	% of Net Assets
Investment Grade Corporate Bond Funds	38.0%
Mortgage Backed Securities Funds	24.1
High Yield Corporate Bond Funds	22.2
Money Market Funds	22.2
U.S. Long Term Treasury Bond Funds	15.5
Total Investments	122.0
Other Assets and Liabilities, Net	(22.0)
Total Net Assets	100.0%

IQ S&P High Yield Low Volatility Bond ETF

Net Assets ($ mil): $107.2

Industry	% of Net Assets
Consumer Discretionary	12.9%
Materials	12.4
Energy	11.6
Health Care	10.9
Media	10.2
Industrials	10.1
Telecommunication Services	9.9
Information Technology	8.1
Financials	5.0
Utilities	3.5
Money Market Fund	1.4
Consumer Staples	1.2
Real Estate	1.0
Transportation	0.5
Total Investments	98.7
Other Assets and Liabilities, Net	1.3
Total Net Assets	100.0%

See notes to financial statements.

Portfolio Summaries (continued)

April 30, 2018

IQ Chaikin U.S. Small Cap ETF

Net Assets ($ mil): $465.3

Industry	% of Net Assets
Industrials	31.0%
Financials	27.2
Consumer Services	10.5
Consumer Goods	9.4
Technology	8.1
Basic Materials	7.1
Health Care	3.8
Oil & Gas	2.0
Money Market Funds	0.9
Utilities	0.5
Telecommunications	0.4
Total Investments	100.9
Other Assets and Liabilities, Net	(0.9)
Total Net Assets	100.0%

IQ Chaikin U.S. Large Cap ETF

Net Assets ($ mil): $320.0

Industry	% of Net Assets
Financials	40.7%
Industrials	13.4
Technology	9.9
Health Care	9.3
Oil & Gas	8.7
Consumer Goods	7.3
Consumer Services	4.7
Utilities	3.1
Basic Materials	1.5
Telecommunications	1.4
Total Investments	100.0
Other Assets and Liabilities, Net	— (a)
Total Net Assets	100.0%

(a)	Less than 0.05%.

See notes to financial statements.

Schedules of Investments — IQ Hedge Multi-Strategy Tracker ETF

April 30, 2018

	Shares	Value

Exchange Traded Note — 0.4%

Volatility Fund — 0.4%
iPATH S&P 500 VIX Short-Term Futures ETN*(a) (Cost $3,333,724)	106,979	$4,447,117

Exchange Traded Vehicles — 1.2%

Australian Dollar Fund — 0.3%
CurrencyShares Australian Dollar Trust	43,629	3,286,573

British Pound Fund — 0.2%
CurrencyShares British Pound Sterling Trust*(a)	16,878	2,256,082

Gold Fund — 0.4%
PowerShares DB Gold Fund*(a)	98,151	4,079,155

Japanese Yen Fund — 0.3%
CurrencyShares Japanese Yen Trust*(a)	42,702	3,742,830

Total Exchange Traded Vehicles (Cost $13,630,593)		13,364,640

Investment Companies — 98.4%

BRIC Equity Funds — 3.4%
iShares China Large-Cap ETF(a)	406,688	19,085,868
iShares MSCI China ETF(a)	214,001	14,305,967
SPDR S&P China ETF	45,618	4,943,166
Total BRIC Equity Funds		38,335,001

Convertible Bond Fund — 3.3%
SPDR Bloomberg Barclays Convertible Securities ETF(a)	715,996	36,830,834

Emerging Markets Small Cap Equity Fund — 2.1%
SPDR S&P Emerging Markets SmallCap ETF(a)	466,771	23,861,334

Europe Equity Fund — 0.7%
Xtrackers MSCI Europe Hedged Equity ETF(a)	287,305	8,245,654

Floating Rate Funds — 5.5%
PowerShares Senior Loan Portfolio	2,027,214	46,848,916
SPDR Blackstone / GSO Senior Loan ETF(a)	309,510	14,683,154
Total Floating Rate Funds		61,532,070

High Yield Corporate Bond Funds — 3.5%
iShares iBoxx $ High Yield Corporate Bond ETF(a)	266,970	22,879,329
SPDR Bloomberg Barclays High Yield Bond ETF(a)	403,318	14,467,017
Xtrackers USD High Yield Corporate Bond ETF	33,470	1,657,434
Total High Yield Corporate Bond Funds		39,003,780

International Bond Funds — 3.8%
iShares J.P. Morgan USD Emerging Markets Bond ETF	153,590	16,916,403
	Shares	Value
Investment Companies (continued)

International Bond Funds (continued)
PowerShares Emerging Markets Sovereign Debt Portfolio(a)	254,452	$6,989,796
SPDR Bloomberg Barclays Emerging Markets Local Bond ETF	68,461	2,008,646
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	857,649	16,063,766

WisdomTree Emerging Markets Local Debt Fund(a)	16,902	636,698
Total International Bond Funds		42,615,309

International Equity Core Fund — 2.3%
Xtrackers MSCI EAFE Hedged Equity ETF(a)	831,105	26,512,250

International Large Cap Growth Fund — 1.5%
iShares MSCI EAFE Growth ETF	209,179	16,910,030

International Small Cap Equity Funds — 7.7%
iShares MSCI EAFE Small-Cap ETF(a)	859,746	56,416,532
SPDR S&P International Small Cap ETF	137,706	4,900,957
Vanguard FTSE All World ex-U.S. Small-Cap ETF	215,196	25,739,594
Total International Small Cap Equity Funds		87,057,083

Investment Grade Corporate Bond Funds — 17.2%
iShares iBoxx $ Investment Grade Corporate Bond ETF(b)	716,237	82,524,827
iShares U.S. Credit Bond ETF	36,167	3,891,931
SPDR Portfolio Short Term Corporate Bond ETF(a)	296,683	8,950,926
Vanguard Intermediate-Term Corporate Bond ETF(a)	577,410	48,311,895
Vanguard Short-Term Corporate Bond ETF(a)	635,944	49,705,383
Total Investment Grade Corporate Bond Funds		193,384,962

Japan Equity Fund — 0.5%
Xtrackers MSCI Japan Hedged Equity ETF(a)	136,781	5,952,709

Treasury Inflation-Protected Securities Funds — 0.7%
iShares 0-5 Year TIPS Bond ETF(a)	18,315	1,828,386
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund(a)	19,543	1,011,937
Vanguard Short-Term Inflation-Protected Securities ETF	102,975	5,034,448
Total Treasury Inflation-Protected Securities Funds		7,874,771

U.S. Large Cap Core Funds — 3.3%
Financial Select Sector SPDR Fund	916,177	25,149,059
First Trust Dow Jones Internet Index Fund*(a)	20,113	2,490,794

See notes to financial statements.

Schedules of Investments — IQ Hedge Multi-Strategy Tracker ETF (continued)

April 30, 2018

	Shares	Value
Investment Companies (continued)

U.S. Large Cap Core Funds (continued)

Health Care Select Sector SPDR Fund	52,461	$4,315,442
Technology Select Sector SPDR Fund	76,184	4,987,004
Total U.S. Large Cap Core Funds		36,942,299

U.S. Large Cap Growth Funds — 4.0%
iShares Russell 1000 Growth ETF	139,796	19,075,164
iShares S&P 500 Growth ETF(a)	61,758	9,600,281
SPDR Portfolio S&P 500 Growth ETF(a)	27,316	917,545
Vanguard Growth ETF(a)	109,827	15,625,087
Total U.S. Large Cap Growth Funds		45,218,077

U.S. Medium Term Treasury Bond Fund — 0.9%
iShares 3-7 Year Treasury Bond ETF(a)	84,268	10,071,711

U.S. Intermediate Term Treasury Bond Funds — 0.4%
Schwab Intermediate-Term U.S. Treasury ETF(a)	35,474	1,845,357
Vanguard Intermediate-Term Treasury ETF	37,589	2,342,171
Total U.S. Medium Term Treasury Bond Funds		4,187,528

U.S. Multi Cap Funds — 3.7%
iShares Core S&P Total U.S. Stock Market ETF	75,166	4,558,818
Schwab U.S. Broad Market ETF(a)	63,272	4,051,306
Vanguard Total Stock Market ETF(a)	239,031	32,587,096
Total U.S. Multi Cap Funds		41,197,220

U.S. Short Term Treasury Bond Funds — 30.2%
Goldman Sachs Treasury Access 0-1 Year ETF	219,093	21,922,446
iShares Short Treasury Bond ETF(b)	2,193,070	242,027,205
PowerShares Treasury Collateral Portfolio ETF	92,123	9,745,010
SPDR Bloomberg Barclays 1-3 Month T-Bill ETF(a)	715,944	65,537,514
Total U.S. Short Term Treasury Bond Funds		339,232,175

U.S. Small Cap Growth Funds — 3.7%
iShares Russell 2000 Growth ETF(a)	91,250	17,427,838
iShares S&P Small-Cap 600 Growth ETF(a)	55,663	9,710,410
	Shares	Value
Investment Companies (continued)

U.S. Small Cap Growth Funds (continued)
Vanguard Small-Cap Growth ETF(a)	85,233	$14,009,748
Total U.S. Small Cap Growth Funds		41,147,996
Total Investment Companies
(Cost $1,076,499,320)		1,106,112,793

Short-Term Investment — 0.1%

Money Market Fund — 0.1%
Morgan Stanley Institutional Liquidity Funds Treasury Portfolio — Institutional Class, 1.58%(c)
(Cost $1,614,375)	1,614,375	1,614,375

Investment of Cash Collateral For Securities Loaned — 12.5%

Money Market Fund — 12.5%
Dreyfus Government Cash Management Fund, Institutional Shares, 1.61%(c)
(Cost $140,959,766)	140,959,766	140,959,766

Total Investments — 112.6%
(Cost $1,236,037,778)		1,266,498,691

Other Assets and Liabilities, Net — (12.6)%		(142,220,563)

Net Assets — 100.0%		$1,124,278,128

*	Non-income producing securities.
(a)	All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $173,134,325; total market value of collateral held by the Fund was $177,517,591. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of $36,557,825.
(b)	All or a portion of these securities have been segregated as collateral for swap contracts. The total value of securities segregated amounted to $2,822,768.
(c)	Reflects the 1-day yield at April 30, 2018.

See notes to financial statements.

Schedules of Investments — IQ Hedge Multi-Strategy Tracker ETF (continued)

April 30, 2018

Total Return Swap contracts outstanding at April 30, 2018:

Total Return Benchmark	Counterparties	Annual Financing Rate Received (Paid) %	Expiration Date	Payment Frequency Received/ (Paid)	Notional Amount Long (Short)	Value/ Unrealized Appreciation/ (Depreciation)(d)
CurrencyShares Australian Dollar Trust	Morgan Stanley	2.20	5/21/2018	Monthly	$165,274	$—
CurrencyShares Australian Dollar Trust	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	165,274	—
CurrencyShares British Pound Sterling Trust	Morgan Stanley	2.20	5/21/2018	Monthly	113,486	—
CurrencyShares British Pound Sterling Trust	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	113,486	—
CurrencyShares Euro Trust	Morgan Stanley	(1.50)	5/21/2018	Monthly	(2,829,635)	—
CurrencyShares Euro Trust	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(2,829,635)	—
CurrencyShares Japanese Yen Trust	Morgan Stanley	2.20	5/21/2018	Monthly	188,185	—
CurrencyShares Japanese Yen Trust	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	188,185	—
Energy Select Sector SPDR Fund	Morgan Stanley	1.30	5/21/2018	Monthly	(1,508,676)	—
Energy Select Sector SPDR Fund	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(1,508,676)	—
Financial Select Sector SPDR Fund	Morgan Stanley	2.20	5/21/2018	Monthly	2,529,161	—
First Trust Dow Jones Internet Index Fund	Morgan Stanley	2.20	5/21/2018	Monthly	125,202	—
First Trust Dow Jones Internet Index Fund	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	125,202	—
Goldman Sachs Treasury Access 0-1 Year ETF	Morgan Stanley	2.20	5/21/2018	Monthly	1,102,361	—
Goldman Sachs Treasury Access 0-1 Year ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	1,102,361	—
Health Care Select Sector SPDR Fund	Morgan Stanley	2.20	5/21/2018	Monthly	434,004	—
iPath Bloomberg Commodity Index Total Return ETN	Morgan Stanley	1.30	5/21/2018	Monthly	(286,735)	—
iPath Bloomberg Commodity Index Total Return ETN	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(286,735)	—
iPATH S&P 500 VIX Short-Term Futures ETN	Morgan Stanley	2.20	5/21/2018	Monthly	223,605	—
iPATH S&P 500 VIX Short-Term Futures ETN	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	223,605	—
iShares 0-5 Year TIPS Bond ETF	Morgan Stanley	2.20	5/21/2018	Monthly	91,943	—
iShares 0-5 Year TIPS Bond ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	91,943	—
iShares 3-7 Year Treasury Bond ETF	Morgan Stanley	2.20	5/21/2018	Monthly	506,406	—
iShares 3-7 Year Treasury Bond ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	506,406	—
iShares China Large-Cap ETF	Morgan Stanley	2.20	5/21/2018	Monthly	1,919,437	—
iShares Core MSCI EAFE ETF	Morgan Stanley	1.30	5/21/2018	Monthly	(755,231)	—
iShares Core MSCI EAFE ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(755,231)	—
iShares Core MSCI Emerging Markets ETF	Morgan Stanley	1.30	5/21/2018	Monthly	(1,929,432)	—
iShares Core MSCI Emerging Markets ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(1,929,432)	—
iShares Core S&P Total U.S. Stock Market ETF	Morgan Stanley	2.20	5/21/2018	Monthly	229,196	—
iShares Core S&P Total U.S. Stock Market ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	229,196	—
iShares Edge MSCI Min Vol Emerging Markets ETF	Morgan Stanley	1.30	5/21/2018	Monthly	(2,635,073)	—
iShares Edge MSCI Min Vol Emerging Markets ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(2,635,073)	—
iShares Edge MSCI Min Vol USA ETF	Morgan Stanley	1.00	5/21/2018	Monthly	(3,167,831)	—

See notes to financial statements.

Schedules of Investments — IQ Hedge Multi-Strategy Tracker ETF (continued)

April 30, 2018

Total Return Swap contracts outstanding at April 30, 2018 (continued):

Total Return Benchmark	Counterparties	Annual Financing Rate Received (Paid) %	Expiration Date	Payment Frequency Received/ (Paid)	Notional Amount Long (Short)	Value/ Unrealized Appreciation/ (Depreciation)(d)
iShares Edge MSCI Min Vol USA ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	$(3,167,831)	$—
iShares Europe ETF	Morgan Stanley	(2.50)	5/21/2018	Monthly	(216,342)	—
iShares Europe ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(216,342)	—
iShares Floating Rate Bond ETF	Morgan Stanley	1.30	5/21/2018	Monthly	(4,708,946)	—
iShares Floating Rate Bond ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(4,708,946)	—
iShares iBoxx $ High Yield Corporate Bond ETF	Morgan Stanley	2.20	5/21/2018	Monthly	1,150,437	—
iShares iBoxx $ High Yield Corporate Bond ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	1,150,437	—
iShares iBoxx $ Investment Grade Corporate Bond ETF	Morgan Stanley	2.20	5/21/2018	Monthly	4,149,648	—
iShares iBoxx $ Investment Grade Corporate Bond ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	4,149,648	—
iShares J.P. Morgan USD Emerging Markets Bond ETF	Morgan Stanley	2.20	5/21/2018	Monthly	850,611	—
iShares J.P. Morgan USD Emerging Markets Bond ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	850,611	—
iShares MBS ETF	Morgan Stanley	1.30	5/21/2018	Monthly	(3,289,116)	—
iShares MBS ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(3,289,116)	—
iShares MSCI All Country Asia ex Japan ETF	Morgan Stanley	1.30	5/21/2018	Monthly	(738,558)	—
iShares MSCI All Country Asia ex Japan ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(738,558)	—
iShares MSCI China ETF	Morgan Stanley	2.20	5/21/2018	Monthly	1,438,746	—
iShares MSCI EAFE Growth ETF	Morgan Stanley	2.20	5/21/2018	Monthly	850,275	—
iShares MSCI EAFE Growth ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	850,275	—
iShares MSCI EAFE Small-Cap ETF	Morgan Stanley	2.20	5/21/2018	Monthly	2,836,818	—
iShares MSCI EAFE Small-Cap ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	2,836,818	—
iShares MSCI Eurozone ETF	Morgan Stanley	1.30	5/21/2018	Monthly	(1,110,555)	—
iShares MSCI Eurozone ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(1,110,555)	—
iShares MSCI Japan ETF	Morgan Stanley	1.30	5/21/2018	Monthly	(1,424,070)	—
iShares MSCI Japan ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(1,424,070)	—
iShares MSCI Pacific ex Japan ETF	Morgan Stanley	1.30	5/21/2018	Monthly	(397,117)	—
iShares MSCI Pacific ex Japan ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(397,117)	—
iShares Russell 1000 Growth ETF	Morgan Stanley	2.20	5/21/2018	Monthly	959,107	—
iShares Russell 1000 Growth ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	959,107	—
iShares Russell 1000 Value ETF	Morgan Stanley	1.30	5/21/2018	Monthly	(541,771)	—
iShares Russell 1000 Value ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(539,605)	—
iShares Russell 2000 ETF	Morgan Stanley	1.30	5/21/2018	Monthly	(1,564,324)	—
iShares Russell 2000 ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(1,564,324)	—
iShares Russell 2000 Growth ETF	Morgan Stanley	2.20	5/21/2018	Monthly	876,453	—
iShares Russell 2000 Growth ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	876,453	—
iShares Russell 2000 Value ETF	Morgan Stanley	1.30	5/21/2018	Monthly	(1,583,651)	—
iShares Russell 2000 Value ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(1,583,651)	—
iShares S&P 500 Growth ETF	Morgan Stanley	2.20	5/21/2018	Monthly	482,828	—
iShares S&P 500 Growth ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	482,828	—
iShares S&P 500 Value ETF	Morgan Stanley	0.50	5/21/2018	Monthly	(219,011)	—
iShares S&P 500 Value ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(219,011)	—
iShares S&P Small-Cap 600 Growth ETF	Morgan Stanley	2.20	5/21/2018	Monthly	488,286	—
iShares S&P Small-Cap 600 Growth ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	488,286	—
iShares S&P Small-Cap 600 Value ETF	Morgan Stanley	1.30	5/21/2018	Monthly	(924,377)	—
iShares S&P Small-Cap 600 Value ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(924,377)	—

See notes to financial statements.

Schedules of Investments — IQ Hedge Multi-Strategy Tracker ETF (continued)

April 30, 2018

Total Return Swap contracts outstanding at April 30, 2018 (continued):

Total Return Benchmark	Counterparties	Annual Financing Rate Received (Paid) %	Expiration Date	Payment Frequency Received/ (Paid)	Notional Amount Long (Short)	Value/ Unrealized Appreciation/ (Depreciation)(d)
iShares Short Treasury Bond ETF	Morgan Stanley	2.20	5/21/2018	Monthly	$12,169,949	$—
iShares Short Treasury Bond ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	12,169,949	—
iShares Silver Trust	Morgan Stanley	0.75	5/21/2018	Monthly	(172,241)	—
iShares Silver Trust	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(172,241)	—
iShares U.S. Credit Bond ETF	Morgan Stanley	2.20	5/21/2018	Monthly	195,743	—
iShares U.S. Credit Bond ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	195,743	—
iShares U.S. Preferred Stock ETF	Morgan Stanley	0.35	5/21/2018	Monthly	(805,275)	—
iShares U.S. Preferred Stock ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(805,275)	—
iShares U.S. Real Estate ETF	Morgan Stanley	0.88	5/21/2018	Monthly	(142,128)	—
iShares U.S. Real Estate ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(142,128)	—
Materials Select Sector SPDR Fund	Morgan Stanley	1.30	5/21/2018	Monthly	(395,820)	—
Materials Select Sector SPDR Fund	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(395,820)	—
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	Morgan Stanley	2.20	5/21/2018	Monthly	50,900	—
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	50,900	—
PowerShares DB Commodity Index Tracking Fund	Morgan Stanley	1.30	5/21/2018	Monthly	(719,082)	—
PowerShares DB Commodity Index Tracking Fund	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(719,082)	—
PowerShares DB Gold Fund	Morgan Stanley	2.20	5/21/2018	Monthly	205,099	—
PowerShares DB Gold Fund	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	205,099	—
PowerShares DB U.S. Dollar Index Bullish Fund	Morgan Stanley	(1.00)	5/21/2018	Monthly	(4,803,245)	—
PowerShares DB U.S. Dollar Index Bullish Fund	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(4,803,245)	—
PowerShares Emerging Markets Sovereign Debt Portfolio	Morgan Stanley	2.20	5/21/2018	Monthly	351,479	—
PowerShares Emerging Markets Sovereign Debt Portfolio	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	351,479	—
PowerShares KBW Bank Portfolio	Morgan Stanley	1.30	5/21/2018	Monthly	(245,221)	—
PowerShares KBW Bank Portfolio	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(245,221)	—
PowerShares Preferred Portfolio	Morgan Stanley	(0.25)	5/21/2018	Monthly	(248,716)	—
PowerShares Preferred Portfolio	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(248,716)	—
PowerShares S&P 500 Low Volatility Portfolio	Morgan Stanley	1.30	5/21/2018	Monthly	(1,526,476)	—
PowerShares S&P 500 Low Volatility Portfolio	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(1,526,476)	—
PowerShares Senior Loan Portfolio	Morgan Stanley	2.20	5/21/2018	Monthly	2,355,741	—
PowerShares Senior Loan Portfolio	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	2,355,741	—
PowerShares Treasury Collateral Portfolio ETF	Morgan Stanley	2.20	5/21/2018	Monthly	489,985	—
PowerShares Treasury Collateral Portfolio ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	489,985	—
Schwab Intermediate-Term U.S. Treasury ETF	Morgan Stanley	2.20	5/21/2018	Monthly	92,804	—
Schwab Intermediate-Term U.S. Treasury ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	92,804	—
Schwab U.S. Broad Market ETF	Morgan Stanley	2.20	5/21/2018	Monthly	203,743	—
Schwab U.S. Broad Market ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	203,743	—
Schwab U.S. Small-Cap ETF	Morgan Stanley	(2.45)	5/21/2018	Monthly	(259,292)	—
Schwab U.S. Small-Cap ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(259,292)	—
SPDR Blackstone / GSO Senior Loan ETF	Morgan Stanley	2.20	5/21/2018	Monthly	738,309	—
SPDR Blackstone / GSO Senior Loan ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	738,309	—

See notes to financial statements.

Schedules of Investments — IQ Hedge Multi-Strategy Tracker ETF (continued)

April 30, 2018

Total Return Swap contracts outstanding at April 30, 2018 (continued):

Total Return Benchmark	Counterparties	Annual Financing Rate Received (Paid) %	Expiration Date	Payment Frequency Received/ (Paid)	Notional Amount Long (Short)	Value/ Unrealized Appreciation/ (Depreciation)(d)
SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	Morgan Stanley	2.20	5/21/2018	Monthly	$3,295,440	$—
SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	3,295,440	—
SPDR Bloomberg Barclays Convertible Securities ETF	Morgan Stanley	2.20	5/21/2018	Monthly	1,851,994	—
SPDR Bloomberg Barclays Convertible Securities ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	1,851,994	—
SPDR Bloomberg Barclays Emerging Markets Local Bond ETF	Morgan Stanley	2.20	5/21/2018	Monthly	101,018	—
SPDR Bloomberg Barclays Emerging Markets Local Bond ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	101,018	—
SPDR Bloomberg Barclays High Yield Bond ETF	Morgan Stanley	2.20	5/21/2018	Monthly	727,444	—
SPDR Bloomberg Barclays High Yield Bond ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	727,444	—
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	Morgan Stanley	1.30	5/21/2018	Monthly	(874,725)	—
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(874,725)	—
SPDR Dow Jones International Real Estate ETF	Morgan Stanley	0.10	5/21/2018	Monthly	(2,662,485)	—
SPDR Dow Jones International Real Estate ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(2,662,485)	—
SPDR Dow Jones REIT ETF	Morgan Stanley	(0.25)	5/21/2018	Monthly	(91,060)	—
SPDR Dow Jones REIT ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(91,060)	—
SPDR Portfolio S&P 500 Growth ETF	Morgan Stanley	2.20	5/21/2018	Monthly	46,153	—
SPDR Portfolio S&P 500 Growth ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	46,153	—
SPDR Portfolio Short Term Corporate Bond ETF	Morgan Stanley	2.20	5/21/2018	Monthly	450,076	—
SPDR Portfolio Short Term Corporate Bond ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	450,076	—
SPDR S&P Bank ETF	Morgan Stanley	1.00	5/21/2018	Monthly	(875,654)	—
SPDR S&P Bank ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(875,654)	—
SPDR S&P China ETF	Morgan Stanley	2.20	5/21/2018	Monthly	497,047	—
SPDR S&P Emerging Markets SmallCap ETF	Morgan Stanley	2.20	5/21/2018	Monthly	1,199,838	—
SPDR S&P Emerging Markets SmallCap ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	1,199,838	—
SPDR S&P International Small Cap ETF	Morgan Stanley	2.20	5/21/2018	Monthly	246,425	—
SPDR S&P International Small Cap ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	246,425	—
Technology Select Sector SPDR Fund	Morgan Stanley	2.20	5/21/2018	Monthly	501,555	—
VanEck Vectors High-Yield Municipal Index ETF	Morgan Stanley	(0.25)	5/21/2018	Monthly	(1,118,662)	—
VanEck Vectors High-Yield Municipal Index ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(1,118,662)	—
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	Morgan Stanley	2.20	5/21/2018	Monthly	807,750	—
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	807,750	—
Vanguard FTSE All World ex-U.S. Small-Cap ETF	Morgan Stanley	2.20	5/21/2018	Monthly	1,294,300	—

See notes to financial statements.

Schedules of Investments — IQ Hedge Multi-Strategy Tracker ETF (continued)

April 30, 2018

Total Return Swap contracts outstanding at April 30, 2018 (continued):

Total Return Benchmark	Counterparties	Annual Financing Rate Received (Paid) %	Expiration Date	Payment Frequency Received/ (Paid)	Notional Amount Long (Short)	Value/ Unrealized Appreciation/ (Depreciation)(d)
Vanguard FTSE All World ex-U.S. Small-Cap ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	$1,294,300	$—
Vanguard FTSE Developed Markets ETF	Morgan Stanley	1.30	5/21/2018	Monthly	(950,779)	—
Vanguard FTSE Developed Markets ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(950,779)	—
Vanguard FTSE Emerging Markets ETF	Morgan Stanley	1.30	5/21/2018	Monthly	(2,642,451)	—
Vanguard FTSE Emerging Markets ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(2,642,451)	—
Vanguard FTSE Europe ETF	Morgan Stanley	1.30	5/21/2018	Monthly	(1,468,784)	—
Vanguard FTSE Europe ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(1,468,784)	—
Vanguard FTSE Pacific ETF	Morgan Stanley	0.50	5/21/2018	Monthly	(736,978)	—
Vanguard FTSE Pacific ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(736,978)	—
Vanguard Growth ETF	Morgan Stanley	2.20	5/21/2018	Monthly	785,757	—
Vanguard Growth ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	785,757	—
Vanguard Intermediate-Term Corporate Bond ETF	Morgan Stanley	2.20	5/21/2018	Monthly	2,429,275	—
Vanguard Intermediate-Term Corporate Bond ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	2,429,275	—
Vanguard Intermediate-Term Treasury ETF	Morgan Stanley	2.20	5/21/2018	Monthly	117,785	—
Vanguard Intermediate-Term Treasury ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	117,766	—
Vanguard Mortgage-Backed Securities ETF	Morgan Stanley	1.30	5/21/2018	Monthly	(1,374,079)	—
Vanguard Mortgage-Backed Securities ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(1,374,079)	—
Vanguard Real Estate ETF	Morgan Stanley	1.15	5/21/2018	Monthly	(1,126,056)	—
Vanguard Real Estate ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(1,126,056)	—
Vanguard Short-Term Corporate Bond ETF	Morgan Stanley	2.20	5/21/2018	Monthly	2,499,322	—
Vanguard Short-Term Corporate Bond ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	2,499,322	—
Vanguard Short-Term Inflation-Protected Securities ETF	Morgan Stanley	2.20	5/21/2018	Monthly	253,152	—
Vanguard Short-Term Inflation-Protected Securities ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	253,152	—
Vanguard Small-Cap ETF	Morgan Stanley	1.30	5/21/2018	Monthly	(807,251)	—
Vanguard Small-Cap ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(807,251)	—
Vanguard Small-Cap Growth ETF	Morgan Stanley	2.20	5/21/2018	Monthly	704,490	—
Vanguard Small-Cap Growth ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	704,490	—
Vanguard Small-Cap Value ETF	Morgan Stanley	1.30	5/21/2018	Monthly	(2,245,363)	—
Vanguard Small-Cap Value ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(2,245,363)	—
Vanguard Total Stock Market ETF	Morgan Stanley	2.20	5/21/2018	Monthly	1,638,550	—
Vanguard Total Stock Market ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	1,638,550	—
Vanguard Value ETF	Morgan Stanley	1.30	5/21/2018	Monthly	(535,353)	—
Vanguard Value ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(535,353)	—
WisdomTree Emerging Markets Local Debt Fund	Morgan Stanley	2.20	5/21/2018	Monthly	32,020	—
WisdomTree Emerging Markets Local Debt Fund	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	32,020	—
Xtrackers MSCI EAFE Hedged Equity ETF	Morgan Stanley	2.20	5/21/2018	Monthly	1,333,133	—
Xtrackers MSCI EAFE Hedged Equity ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	1,333,133	—
Xtrackers MSCI Europe Hedged Equity ETF	Morgan Stanley	2.20	5/21/2018	Monthly	414,629	—

See notes to financial statements.

Schedules of Investments — IQ Hedge Multi-Strategy Tracker ETF (continued)

April 30, 2018

Total Return Swap contracts outstanding at April 30, 2018 (continued):

Total Return Benchmark	Counterparties	Annual Financing Rate Received (Paid) %	Expiration Date	Payment Frequency Received/ (Paid)	Notional Amount Long (Short)	Value/ Unrealized Appreciation/ (Depreciation)(d)
Xtrackers MSCI Europe Hedged Equity ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	$414,629	$—
Xtrackers MSCI Japan Hedged Equity ETF	Morgan Stanley	2.20	5/21/2018	Monthly	299,331	—
Xtrackers MSCI Japan Hedged Equity ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	299,331	—
Xtrackers USD High Yield Corporate Bond ETF	Morgan Stanley	2.20	5/21/2018	Monthly	83,342	—
Xtrackers USD High Yield Corporate Bond ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	83,342	—
						$—

The total value of securities segregated as collateral for swap contracts with counterparty Morgan Stanley amounted to $1,195,408 and with Bank of America Merrill Lynch amounted to $1,627,360 at April 30, 2018. The Fund either receives fees from, or pays to the counterparty, the total return of the benchmark and the agreed-upon financing rate.

(d)	Reflects the value at reset date of April 30, 2018.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2018. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Investments in Securities:(e)
Exchange Traded Note	$4,447,117	$—	$—	$4,447,117
Exchange Traded Vehicles	13,364,640	—	—	13,364,640
Investment Companies	1,106,112,793	—	—	1,106,112,793
Short-Term Investment:
Money Market Fund	1,614,375	—	—	1,614,375
Investment of Cash Collateral for Securities Loaned:
Money Market Fund	140,959,766	—	—	140,959,766
Total Investments in Securities	1,266,498,691	—	—	1,266,498,691
Other Financial Instruments:(f)
Swap Contracts	—	—	—	—
Total Investments in Securities and Other Financial Instruments	$1,266,498,691	$—	$—	$1,266,498,691
Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Other Financial Instruments:(f)
Swap Contracts	$—	$—	$—	$—
Total Other Financial Instruments	$—	$—	$—	$—

(e)	For a complete listing of investments and their industries, see the Schedules of Investments.
(f)	Reflects the unrealized appreciation (depreciation) of the instruments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended April 30, 2018, the Fund did not have any transfers between any levels within the fair value hierarchy. (See Note 2)

See notes to financial statements.

Schedules of Investments — IQ Hedge Multi-Strategy Tracker ETF (continued)

April 30, 2018

A summary of the Fund’s transactions with affiliated funds during the year ended April 30, 2018 is as follows:

Affiliated Holdings

	Shares at 4/30/2017	Value ($) at 4/30/2017	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation/ (Depreciation) ($)	Income Distributions ($)	Capital Gain Distributions ($)	Shares at 4/30/2018	Value ($) at 4/30/2018
CurrencyShares Euro Trust	175,373	18,505,359	11,114,326	(29,788,918)	518,113	(348,880)	—	—	—	—
SPDR S&P Emerging Markets SmallCap ETF	579,096	26,736,862	8,624,136	(14,199,113)	670,846	(111,323)	608,524	—	—	—
	754,469	45,242,221	19,738,462	(43,988,031)	1,188,959	(460,203)	608,524	—	—	—

For more information on the determination, please refer to Note 6.

See notes to financial statements.

Schedules of Investments — IQ Hedge Macro Tracker ETF

April 30, 2018

	Shares	Value

Exchange Traded Vehicles — 6.2%

Gold Fund — 2.1%
PowerShares DB Gold Fund*(a)	3,295	$136,940

Japanese Yen Fund — 2.0%
CurrencyShares Japanese Yen Trust*	1,498	131,300

U.S. Dollar Fund — 2.1%
PowerShares DB U.S. Dollar Index Bullish Fund*(a)	5,861	141,426

Total Exchange Traded Vehicles
(Cost $419,472)		409,666

Investment Companies — 93.8%

BRIC Equity Funds — 9.3%
iShares China Large-Cap ETF(a)	6,483	304,247
iShares MSCI China ETF(a)	3,412	228,092
SPDR S&P China ETF(a)	727	78,778
Total BRIC Equity Funds		611,117

Emerging Small Cap Equity Fund — 2.4%
SPDR S&P Emerging Markets SmallCap ETF(a)	3,164	161,744

Europe Equity Fund — 4.4%
Xtrackers MSCI Europe Hedged Equity ETF	10,083	289,382

International Bond Funds — 4.9%
iShares JP Morgan USD Emerging Markets Bond ETF	1,041	114,656
PowerShares Emerging Markets Sovereign Debt Portfolio(a)	1,725	47,386
SPDR Bloomberg Barclays Emerging Markets Local Bond ETF	581	17,047
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	7,284	136,429
WisdomTree Emerging Markets Local Debt Fund(a)	144	5,424
Total International Bond Funds		320,942

International Small Cap Equity Funds — 4.4%
iShares MSCI EAFE Small-Cap ETF	2,881	189,051
SPDR S&P International Small Cap ETF	461	16,407
Vanguard FTSE All World ex-U.S. Small-Cap ETF	721	86,239
Total International Small Cap Equity Funds		291,697

Japan Equity Fund — 3.2%
Xtrackers MSCI Japan Hedged Equity ETF	4,800	208,896

	Shares	Value
Investment Companies (continued)

Treasury Inflation-Protected Securities Funds — 4.2%
iShares 0-5 Year TIPS Bond ETF(a)	643	$64,191
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund(a)	686	35,521
Vanguard Short-Term Inflation-Protected Securities ETF(a)	3,614	176,688
Total Treasury Inflation-Protected Securities Funds		276,400

U.S. Large Cap Core Fund — 0.9%
Energy Select Sector SPDR Fund	799	58,974

U.S. Large Cap Growth Funds — 1.0%
iShares Russell 1000 Growth ETF	200	27,290
iShares S&P 500 Growth ETF	88	13,680
SPDR Portfolio S&P 500 Growth ETF	39	1,310
Vanguard Growth ETF(a)	157	22,336
Total U.S. Large Cap Growth Funds		64,616

U.S. Large Cap Value Funds — 2.2%
iShares Russell 1000 Value ETF	493	59,328
iShares S&P 500 Value ETF	218	23,956
SPDR Portfolio S&P 500 Value ETF	76	2,245
Vanguard Value ETF(a)	566	58,643
Total U.S. Large Cap Value Funds		144,172

U.S. Medium Term Treasury Bond Fund — 2.9%
iShares 3-7 Year Treasury Bond ETF	1,620	193,622

U.S. Intermediate Term Treasury Bond Funds — 1.2%
Schwab Intermediate-Term U.S. Treasury ETF(a)	682	35,478
Vanguard Intermediate-Term Treasury ETF	723	45,050
Total U.S. Intermediate Term Treasury Bond Funds		80,528

U.S. Multi Cap Funds — 10.0%
iShares Core S&P Total U.S. Stock Market ETF	1,198	72,659
Schwab U.S. Broad Market ETF	1,009	64,606
Vanguard Total Stock Market ETF(a)	3,811	519,554
Total U.S. Multi Cap Funds		656,819

U.S. Short Term Treasury Bond Funds — 42.8%
Goldman Sachs Treasury Access 0-1 Year ETF	1,819	182,009
iShares Short Treasury Bond ETF(a)(b)	18,211	2,009,766
PowerShares Treasury Collateral Portfolio ETF	765	80,924
SPDR Bloomberg Barclays 1-3 Month T-Bill ETF(a)	5,945	544,205
Total U.S. Short Term Treasury Bond Funds		2,816,904

Total Investment Companies
(Cost $5,998,699)		6,175,813

See notes to financial statements.

Schedules of Investments — IQ Hedge Macro Tracker ETF (continued)

April 30, 2018

	Shares	Value

Short-Term Investment — 0.1%

Money Market Fund — 0.1%
Morgan Stanley Institutional Liquidity Funds Treasury Portfolio — Institutional Class, 1.58%(c)
(Cost $4,416)	4,416	$4,416

Investment of Cash Collateral For Securities Loaned — 28.9%

Money Market Fund — 28.9%
Dreyfus Government Cash Management Fund, Institutional Shares, 1.61%(c)
(Cost $1,906,306)	1,906,306	1,906,306

Total Investments — 129.0%
(Cost $8,328,893)		8,496,201

Other Assets and Liabilities, Net — (29.0)%		(1,908,542)

Net Assets — 100.0%		$6,587,659

*	Non-income producing securities.
(a)	All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $2,096,159; total market value of collateral held by the Fund was $2,146,688. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of $240,382.
(b)	All or a portion of these securities have been segregated as collateral for swap contracts. The total value of securities segregated amounted to $261,553.
(c)	Reflects the 1-day yield at April 30, 2018.

See notes to financial statements.

Schedules of Investments — IQ Hedge Macro Tracker ETF (continued)

April 30, 2018

Total Return Swap contracts outstanding at April 30, 2018:

Total Return Benchmark	Counterparty	Annual Financing Rate Received (Paid) %	Expiration Date	Payment Frequency Received/ (Paid)	Notional Amount Long (Short)	Value/ Unrealized Appreciation/ (Depreciation)(d)
CurrencyShares Euro Trust	Morgan Stanley	(1.50)	5/04/2020	Monthly	$(29,474)	$—
CurrencyShares Japanese Yen Trust	Morgan Stanley	2.20	5/21/2018	Monthly	13,060	—
Energy Select Sector SPDR Fund	Morgan Stanley	2.20	5/21/2018	Monthly	5,831	—
Goldman Sachs Treasury Access 0-1 Year ETF	Morgan Stanley	2.20	5/21/2018	Monthly	18,111	—
iPath Bloomberg Commodity Index Total Return ETN	Morgan Stanley	1.30	5/04/2020	Monthly	(14,269)	—
iShares 0-5 Year TIPS Bond ETF	Morgan Stanley	2.20	5/21/2018	Monthly	6,389	—
iShares 3-7 Year Treasury Bond ETF	Morgan Stanley	2.20	5/21/2018	Monthly	19,243	—
iShares China Large-Cap ETF	Morgan Stanley	2.20	5/21/2018	Monthly	30,223	—
iShares Core MSCI Emerging Markets ETF	Morgan Stanley	1.30	5/04/2020	Monthly	(42,638)	—
iShares Core S&P Total U.S. Stock Market ETF	Morgan Stanley	2.20	5/21/2018	Monthly	7,217	—
iShares Core U.S. Credit Bond ETF	Morgan Stanley	(5.00)	5/04/2020	Monthly	(1,076)	—
iShares Edge MSCI Min Vol Emerging Markets ETF	Morgan Stanley	1.30	5/04/2020	Monthly	(101,920)	—
iShares Europe ETF	Morgan Stanley	(2.50)	5/04/2020	Monthly	(1,714)	—
iShares iBoxx $ Investment Grade Corporate Bond ETF	Morgan Stanley	1.25	5/04/2020	Monthly	(22,353)	—
iShares J.P. Morgan USD Emerging Markets Bond ETF	Morgan Stanley	2.20	5/21/2018	Monthly	11,344	—
iShares MSCI China ETF	Morgan Stanley	2.20	5/21/2018	Monthly	22,662	—
iShares MSCI EAFE Small-Cap ETF	Morgan Stanley	2.20	5/21/2018	Monthly	18,767	—
iShares MSCI Eurozone ETF	Morgan Stanley	1.30	5/04/2020	Monthly	(8,777)	—
iShares MSCI Japan ETF	Morgan Stanley	1.30	5/04/2020	Monthly	(43,297)	—
iShares Russell 1000 Growth ETF	Morgan Stanley	2.20	5/21/2018	Monthly	2,729	—
iShares Russell 1000 Value ETF	Morgan Stanley	2.20	5/21/2018	Monthly	5,897	—
iShares Russell 2000 ETF	Morgan Stanley	1.30	5/04/2020	Monthly	(62,248)	—
iShares S&P 500 Growth ETF	Morgan Stanley	2.20	5/21/2018	Monthly	1,399	—
iShares S&P 500 Value ETF	Morgan Stanley	2.20	5/21/2018	Monthly	2,418	—
iShares Short Treasury Bond ETF	Morgan Stanley	2.20	5/21/2018	Monthly	199,752	—
iShares Silver Trust	Morgan Stanley	0.75	5/04/2020	Monthly	(18,856)	—
Materials Select Sector SPDR Fund	Morgan Stanley	1.30	5/04/2020	Monthly	(43,328)	—
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	Morgan Stanley	2.20	5/21/2018	Monthly	3,521	—
PowerShares DB Commodity Index Tracking Fund	Morgan Stanley	1.30	5/04/2020	Monthly	(35,770)	—
PowerShares DB Gold Fund	Morgan Stanley	2.20	5/21/2018	Monthly	13,590	—
PowerShares DB U.S. Dollar Index Bullish Fund	Morgan Stanley	2.20	5/21/2018	Monthly	14,068	—
PowerShares Emerging Markets Sovereign Debt Portfolio	Morgan Stanley	2.20	5/21/2018	Monthly	4,697	—
PowerShares Treasury Collateral Portfolio ETF	Morgan Stanley	2.20	5/21/2018	Monthly	8,039	—
Schwab Intermediate-Term U.S. Treasury ETF	Morgan Stanley	2.20	5/21/2018	Monthly	3,537	—
Schwab U.S. Broad Market ETF	Morgan Stanley	2.20	5/21/2018	Monthly	6,403	—
Schwab U.S. Small-Cap ETF	Morgan Stanley	(2.45)	5/04/2020	Monthly	(10,299)	—
SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	Morgan Stanley	2.20	5/21/2018	Monthly	54,100	—
SPDR Bloomberg Barclays Emerging Markets Local Bond ETF	Morgan Stanley	2.20	5/21/2018	Monthly	1,702	—
SPDR Dow Jones International Real Estate ETF	Morgan Stanley	0.10	5/04/2020	Monthly	(105,943)	—
SPDR Portfolio S&P 500 Growth ETF	Morgan Stanley	2.20	5/21/2018	Monthly	134	—
SPDR Portfolio S&P 500 Value ETF	Morgan Stanley	2.20	5/21/2018	Monthly	236	—

See notes to financial statements.

Schedules of Investments — IQ Hedge Macro Tracker ETF (continued)

April 30, 2018

Total Return Swap contracts outstanding at April 30, 2018 (continued):

Total Return Benchmark	Counterparty	Annual Financing Rate Received (Paid) %	Expiration Date	Payment Frequency Received/ (Paid)	Notional Amount Long (Short)	Value/ Unrealized Appreciation/ (Depreciation)(d)
SPDR S&P China ETF	Morgan Stanley	2.20	5/21/2018	Monthly	$7,802	$—
SPDR S&P Emerging Markets SmallCap ETF	Morgan Stanley	2.20	5/21/2018	Monthly	16,052	—
SPDR S&P International Small Cap ETF	Morgan Stanley	2.20	5/21/2018	Monthly	1,637	—
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	Morgan Stanley	2.20	5/21/2018	Monthly	13,561	—
Vanguard FTSE All World ex-U.S. Small-Cap ETF	Morgan Stanley	2.20	5/21/2018	Monthly	8,612	—
Vanguard FTSE Emerging Markets ETF	Morgan Stanley	1.30	5/04/2020	Monthly	(58,425)	—
Vanguard FTSE Europe ETF	Morgan Stanley	1.30	5/04/2020	Monthly	(11,642)	—
Vanguard Growth ETF	Morgan Stanley	2.20	5/21/2018	Monthly	2,276	—
Vanguard Intermediate-Term Corporate Bond ETF	Morgan Stanley	1.30	5/04/2020	Monthly	(13,053)	—
Vanguard Intermediate-Term Treasury ETF	Morgan Stanley	2.20	5/21/2018	Monthly	4,487	—
Vanguard Short-Term Inflation-Protected Securities ETF	Morgan Stanley	2.20	5/21/2018	Monthly	17,552	—
Vanguard Small-Cap ETF	Morgan Stanley	1.30	5/04/2020	Monthly	(32,148)	—
Vanguard Total Stock Market ETF	Morgan Stanley	2.20	5/21/2018	Monthly	51,669	—
Vanguard Value ETF	Morgan Stanley	2.20	5/21/2018	Monthly	5,802	—
WisdomTree Emerging Markets Local Debt Fund	Morgan Stanley	2.20	5/21/2018	Monthly	527	—
Xtrackers MSCI Europe Hedged Equity ETF	Morgan Stanley	2.20	5/21/2018	Monthly	28,757	—
Xtrackers MSCI Japan Hedged Equity ETF	Morgan Stanley	2.20	5/21/2018	Monthly	20,759	—
						$—

The total value of securities segregated as collateral for swap contracts with counterparty Morgan Stanley amounted to $261,553 at April 30, 2018. The Fund either receives fees from, or pays to the counterparty, the total return of the benchmark and the agreed-upon financing rate.

(d)	Reflects the value at reset date of April 30, 2018.

See notes to financial statements.

Schedules of Investments — IQ Hedge Macro Tracker ETF (continued)

April 30, 2018

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2018. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Investments in Securities:(e)
Exchange Traded Vehicles	$409,666	$—	$—	$409,666
Investment Companies	6,175,813	—	—	6,175,813
Short-Term Investment:
Money Market Fund	4,416	—	—	4,416
Investment of Cash Collateral for Securities Loaned:
Money Market Fund	1,906,306	—	—	1,906,306
Total Investments in Securities	8,496,201	—	—	8,496,201
Other Financial Instruments:(f)
Swap Contracts	—	—	—	—
Total Investments in Securities and Other Financial Instruments	$8,496,201	$—	$—	$8,496,201

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Other Financial Instruments:(f)
Swap Contracts	$—	$—	$—	$—
Total Other Financial Instruments	$—	$—	$—	$—

(e)	For a complete listing of investments and their industries, see the Schedules of Investments.
(f)	Reflects the unrealized appreciation (depreciation) of the instruments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended April 30, 2018, the Fund did not have any transfers between any levels within the fair value hierarchy. (See Note 2)

See notes to financial statements.

Schedules of Investments — IQ Hedge Market Neutral Tracker ETF

April 30, 2018

	Shares	Value

Exchange Traded Vehicle — 2.4%

Euro Fund — 2.4%
CurrencyShares Euro Trust*(a) (Cost $293,465)	2,648	$307,274

Investment Companies — 97.6%

Convertible Bond Fund — 1.4%
SPDR Bloomberg Barclays Convertible Securities ETF(a)	3,473	178,651

Floating Rate Funds — 19.7%
iShares Floating Rate Bond ETF(a)	21,238	1,083,775
PowerShares Senior Loan Portfolio	47,443	1,096,408
SPDR Blackstone / GSO Senior Loan ETF	7,244	343,655
Total Floating Rate Funds		2,523,838

High Yield Corporate Bond Fund — 1.1%
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	5,286	144,942

High Yield Municipal Bond Fund — 1.4%
VanEck Vectors High-Yield Municipal Index ETF(a)	5,964	185,361

International Small Cap Equity Funds — 6.4%
iShares MSCI EAFE Small-Cap ETF	8,071	529,619
SPDR S&P International Small Cap ETF	1,293	46,018
Vanguard FTSE All World ex-U.S. Small-Cap ETF	2,020	241,612
Total International Small Cap Equity Funds		817,249

Investment Grade Corporate Bond Funds — 12.1%
iShares iBoxx $ Investment Grade Corporate Bond ETF	8,239	949,298
iShares U.S. Credit Bond ETF	416	44,766
Vanguard Intermediate-Term Corporate Bond ETF	6,642	555,736
Total Investment Grade Corporate Bond Funds		1,549,800

Mortgage Backed Securities Funds — 7.3%
iShares MBS ETF(a)	6,312	655,249
Vanguard Mortgage-Backed Securities ETF	5,344	273,719
Total Mortgage Backed Securities Funds		928,968

U.S. Large Cap Core Funds — 1.5%
PowerShares KBW Bank Portfolio	736	40,649
SPDR S&P Bank ETF(a)	3,025	145,079
Total U.S. Large Cap Core Funds		185,728

U.S. Large Cap Growth Funds — 4.6%
iShares Russell 1000 Growth ETF	1,805	246,292
iShares S&P 500 Growth ETF(a)	798	124,049
SPDR Portfolio S&P 500 Growth ETF	353	11,858
Vanguard Growth ETF(a)	1,418	201,739
Total U.S. Large Cap Growth Funds		583,938
	Shares	Value
Investment Companies (continued)

U.S. Preferred Funds — 0.3%

iShares U.S. Preferred Stock ETF	771	$28,627
PowerShares Preferred Portfolio	615	8,844
Total U.S. Preferred Funds		37,471

U.S. Short Term Treasury Bond Funds — 38.1%
Goldman Sachs Treasury Access 0-1 Year ETF	3,146	314,789
iShares Short Treasury Bond ETF(b)	31,491	3,475,347
PowerShares Treasury Collateral Portfolio ETF	1,323	139,950
SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	10,281	941,123
Total U.S. Short Term Treasury Bond Funds		4,871,209

U.S. Small Cap Growth Funds — 3.7%
iShares Russell 2000 Growth ETF(a)	1,049	200,348
iShares S&P Small-Cap 600 Growth ETF(a)	640	111,648
Vanguard Small-Cap Growth ETF(a)	980	161,083
Total U.S. Small Cap Growth Funds		473,079

Total Investment Companies
(Cost $12,341,029)		12,480,234

Short-Term Investment — 0.1%

Money Market Fund — 0.1%
Morgan Stanley Institutional Liquidity Funds Treasury Portfolio — Institutional Class, 1.58%(c)
(Cost $17,484)	17,484	17,484

Investment of Cash Collateral For Securities Loaned — 14.9%

Money Market Fund — 14.9%
Dreyfus Government Cash Management Fund, Institutional Shares, 1.61%(c)
(Cost $1,911,647)	1,911,647	1,911,647

Total Investments — 115.0%
(Cost $14,563,625)		14,716,639

Other Assets and Liabilities, Net — (15.0)%		(1,926,348)

Net Assets — 100.0%		$12,790,291

*	Non-income producing securities.
(a)	All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $1,865,262; total market value of collateral held by the Fund was $1,911,647.
(b)	All or a portion of these securities have been segregated as collateral for swap contracts. The total value of securities segregated amounted to $522,334.
(c)	Reflects the 1-day yield at April 30, 2018.

See notes to financial statements.

Schedules of Investments — IQ Hedge Market Neutral Tracker ETF (continued)

April 30, 2018

Total Return Swap contracts outstanding at April 30, 2018:

Total Return Benchmark	Counterparty	Annual Financing Rate Received (Paid) %	Expiration Date	Payment Frequency Received/ (Paid)	Notional Amount Long (Short)	Value/ Unrealized Appreciation/ (Depreciation)(d)
CurrencyShares Australian Dollar Trust	Morgan Stanley	(2.00)	5/04/2020	Monthly	$(63,127)	$—
CurrencyShares British Pound Sterling Trust	Morgan Stanley	(5.40)	5/04/2020	Monthly	(43,309)	—
CurrencyShares Euro Trust	Morgan Stanley	2.20	5/21/2018	Monthly	30,519	—
Goldman Sachs Treasury Access 0-1 Year ETF	Morgan Stanley	2.20	5/21/2018	Monthly	31,219	—
iShares 3-7 Year Treasury Bond ETF	Morgan Stanley	0.75	5/04/2020	Monthly	(87,489)	—
iShares Core MSCI Emerging Markets ETF	Morgan Stanley	1.30	5/04/2020	Monthly	(26,094)	—
iShares Edge MSCI Min Vol USA ETF	Morgan Stanley	1.00	5/04/2020	Monthly	(113,864)	—
iShares Europe ETF	Morgan Stanley	(2.50)	5/04/2020	Monthly	(12,043)	—
iShares Floating Rate Bond ETF	Morgan Stanley	2.20	5/21/2018	Monthly	107,571	—
iShares iBoxx $ High Yield Corporate Bond ETF	Morgan Stanley	(1.13)	5/04/2020	Monthly	(73,359)	—
iShares iBoxx $ Investment Grade Corporate Bond ETF	Morgan Stanley	2.20	5/21/2018	Monthly	94,250	—
iShares MBS ETF	Morgan Stanley	2.20	5/21/2018	Monthly	65,089	—
iShares MSCI All Country Asia ex Japan ETF	Morgan Stanley	1.30	5/04/2020	Monthly	(44,301)	—
iShares MSCI EAFE Small-Cap ETF	Morgan Stanley	2.20	5/21/2018	Monthly	52,562	—
iShares MSCI Eurozone ETF	Morgan Stanley	1.30	5/04/2020	Monthly	(61,796)	—
iShares MSCI Japan ETF	Morgan Stanley	1.30	5/04/2020	Monthly	(61,671)	—
iShares MSCI Pacific ex Japan ETF	Morgan Stanley	1.30	5/04/2020	Monthly	(23,801)	—
iShares Russell 1000 Growth ETF	Morgan Stanley	2.20	5/21/2018	Monthly	24,425	—
iShares Russell 1000 Value ETF	Morgan Stanley	1.30	5/04/2020	Monthly	(10,710)	—
iShares Russell 2000 Growth ETF	Morgan Stanley	2.20	5/21/2018	Monthly	19,863	—
iShares Russell 2000 Value ETF	Morgan Stanley	1.30	5/04/2020	Monthly	(56,976)	—
iShares S&P 500 Growth ETF	Morgan Stanley	2.20	5/21/2018	Monthly	12,281	—
iShares S&P 500 Value ETF	Morgan Stanley	0.50	5/04/2020	Monthly	(4,396)	—
iShares S&P Small-Cap 600 Growth ETF	Morgan Stanley	2.20	5/21/2018	Monthly	11,165	—
iShares S&P Small-Cap 600 Value ETF	Morgan Stanley	1.30	5/04/2020	Monthly	(33,156)	—
iShares Short Treasury Bond ETF	Morgan Stanley	2.20	5/21/2018	Monthly	344,985	—
iShares U.S. Credit Bond ETF	Morgan Stanley	2.20	5/21/2018	Monthly	4,412	—
iShares U.S. Preferred Stock ETF	Morgan Stanley	2.20	5/21/2018	Monthly	2,859	—
PowerShares DB U.S. Dollar Index Bullish Fund	Morgan Stanley	(1.00)	5/04/2020	Monthly	(172,650)	—
PowerShares KBW Bank Portfolio	Morgan Stanley	2.20	5/21/2018	Monthly	4,032	—
PowerShares Preferred Portfolio		2.20	5/21/2018	Monthly	877	—
PowerShares S&P 500 Low Volatility Portfolio	Morgan Stanley	1.30	5/04/2020	Monthly	(54,848)	—
PowerShares Senior Loan Portfolio	Morgan Stanley	2.20	5/21/2018	Monthly	108,825	—
PowerShares Treasury Collateral Portfolio ETF	Morgan Stanley	2.20	5/21/2018	Monthly	13,858	—
Schwab Intermediate-Term U.S. Treasury ETF		(12.70)	5/04/2020	Monthly	(16,022)	—
SPDR Blackstone / GSO Senior Loan ETF	Morgan Stanley	2.20	5/21/2018	Monthly	34,109	—
SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	Morgan Stanley	2.20	5/21/2018	Monthly	93,371	—
SPDR Bloomberg Barclays Convertible Securities ETF	Morgan Stanley	2.20	5/21/2018	Monthly	17,747	—
SPDR Bloomberg Barclays High Yield Bond ETF	Morgan Stanley	(0.75)	5/04/2020	Monthly	(46,380)	—
SPDR Bloomberg Barclays Short Term High Yield Bond ETF		2.20	5/21/2018	Monthly	14,396	—
SPDR Portfolio S&P 500 Growth ETF	Morgan Stanley	2.20	5/21/2018	Monthly	1,142	—

See notes to financial statements.

Schedules of Investments — IQ Hedge Market Neutral Tracker ETF (continued)

April 30, 2018

Total Return Swap contracts outstanding at April 30, 2018 (continued):

Total Return Benchmark	Counterparty	Annual Financing Rate Received (Paid) %	Expiration Date	Payment Frequency Received/ (Paid)	Notional Amount Long (Short)	Value/ Unrealized Appreciation/ (Depreciation)(d)
SPDR S&P Bank ETF	Morgan Stanley	2.20	5/21/2018	Monthly	$14,388	$—
SPDR S&P International Small Cap ETF	Morgan Stanley	2.20	5/21/2018	Monthly	4,556	—
VanEck Vectors High-Yield Municipal Index ETF	Morgan Stanley	2.20	5/21/2018	Monthly	18,399	—
Vanguard FTSE All World ex-U.S. Small-Cap ETF	Morgan Stanley	2.20	5/21/2018	Monthly	23,922	—
Vanguard FTSE Emerging Markets ETF	Morgan Stanley	1.30	5/04/2020	Monthly	(35,767)	—
Vanguard FTSE Europe ETF	Morgan Stanley	1.30	5/04/2020	Monthly	(81,675)	—
Vanguard FTSE Pacific ETF	Morgan Stanley	0.50	5/04/2020	Monthly	(44,213)	—
Vanguard Growth ETF	Morgan Stanley	2.20	5/21/2018	Monthly	20,060	—
Vanguard Intermediate-Term Corporate Bond ETF	Morgan Stanley	2.20	5/21/2018	Monthly	55,139	—
Vanguard Intermediate-Term Treasury ETF		1.30	5/04/2020	Monthly	(20,316)	—
Vanguard Mortgage-Backed Securities ETF	Morgan Stanley	2.20	5/21/2018	Monthly	27,147	—
Vanguard Small-Cap Growth ETF	Morgan Stanley	2.20	5/21/2018	Monthly	15,944	—
Vanguard Small-Cap Value ETF	Morgan Stanley	1.30	5/04/2020	Monthly	(80,693)	—
Vanguard Value ETF	Morgan Stanley	1.30	5/04/2020	Monthly	(10,568)	—
Xtrackers USD High Yield Corporate Bond ETF		1.30	5/04/2020	Monthly	(5,299)	—
						$—

The total value of securities segregated as collateral for swap contracts with counterparty Morgan Stanley amounted to $522,334 at April 30, 2018. The Fund either receives fees from, or pays to the counterparty, the total return of the benchmark and the agreed-upon financing rate.

(d)	Reflects the value at reset date of April 30, 2018.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2018. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Asset Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Investments in Securities:(e)
Exchange Traded Vehicle	$307,274	$—	$—	$307,274
Investment Companies	12,480,234	—	—	12,480,234
Short-Term Investment:
Money Market Fund	17,484	—	—	17,484
Investment of Cash Collateral for Securities Loaned:
Money Market Fund	1,911,647	—	—	1,911,647
Total Investments in Securities	$14,716,639	$—	$—	$14,716,639
Other Financial Instruments:(f)
Swap Contracts	—	—	—	—
Total Investments in Securities and Other Financial Instruments	$14,716,639	$—	$—	$14,716,639

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Other Financial Instruments:(f)
Swap Contracts	$—	$—	$—	$—
Total Other Financial Instruments	$—	$—	$—	$—

(e)	For a complete listing of investments and their industries, see the Schedules of Investments.
(f)	Reflects the unrealized appreciation (depreciation) of the instruments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended April 30, 2018, the Fund did not have any transfers between any levels within the fair value hierarchy. (See Note 2)

See notes to financial statements.

Schedules of Investments — IQ Hedge Long/Short Tracker ETF

April 30, 2018

	Shares	Value

Exchange Traded Note — 1.0%

Volatility Fund — 1.0%
iPATH S&P 500 VIX Short-Term Futures ETN*(a) (Cost $59,670)	2,189	$90,998

Investment Companies — 99.0%

Floating Rate Funds — 7.2%
PowerShares Senior Loan Portfolio	20,735	479,186
SPDR Blackstone / GSO Senior Loan ETF	3,166	150,195
Total Floating Rate Funds		629,381

International Equity Core Fund — 11.3%
Xtrackers MSCI EAFE Hedged Equity ETF	31,131	993,079

International Large Cap Growth Fund — 7.2%
iShares MSCI EAFE Growth ETF	7,835	633,381

International Small Cap Equity Funds — 11.6%
iShares MSCI EAFE Small-Cap ETF	10,024	657,775
SPDR S&P International Small Cap ETF	1,606	57,158
Vanguard FTSE All World ex-U.S. Small-Cap ETF	2,509	300,101
Total International Small Cap Equity Funds		1,015,034

Investment Grade Corporate Bond Funds — 26.5%
iShares iBoxx $ Investment Grade Corporate Bond ETF	12,326	1,420,202
iShares U.S. Credit Bond ETF	622	66,933
Vanguard Intermediate-Term Corporate Bond ETF(a)	9,937	831,429
Total Investment Grade Corporate Bond Funds		2,318,564

U.S. Large Cap Core Funds — 15.8%
Financial Select Sector SPDR Fund	34,317	942,002
First Trust Dow Jones Internet Index Fund*	753	93,251
Health Care Select Sector SPDR Fund	1,965	161,641
Technology Select Sector SPDR Fund(b)	2,854	186,823
Total U.S. Large Cap Core Funds		1,383,717

U.S. Large Cap Growth Funds — 6.5%
iShares Russell 1000 Growth ETF	1,773	241,926
iShares S&P 500 Growth ETF	783	121,717
SPDR Portfolio S&P 500 Growth ETF	346	11,622
Vanguard Growth ETF	1,393	198,182
Total U.S. Large Cap Growth Funds		573,447

U.S. Preferred Funds — 2.1%
iShares U.S. Preferred Stock ETF(a)	3,786	140,574
PowerShares Preferred Portfolio	3,020	43,428
Total U.S. Preferred Funds		184,002
	Shares	Value

Investment Companies (continued)

U.S. Short Term Treasury Bond Funds — 8.4%
Goldman Sachs Treasury Access 0-1 Year ETF	477	$47,729
iShares Short Treasury Bond ETF	4,777	527,190
PowerShares Treasury Collateral Portfolio ETF	201	21,262
SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	1,559	142,711
Total U.S. Short Term Treasury Bond Funds		738,892

U.S. Small Cap Growth Funds — 2.4%
iShares Russell 2000 Growth ETF(a)	465	88,810
iShares S&P Small-Cap 600 Growth ETF(a)	284	49,544
Vanguard Small-Cap Growth ETF(a)	435	71,501
Total U.S. Small Cap Growth Funds		209,855

Total Investment Companies
(Cost $8,604,743)		8,679,352

Short-Term Investment — 0.2%

Money Market Fund — 0.2%
Morgan Stanley Institutional Liquidity Funds Treasury Portfolio — Institutional Class, 1.58%(c)
(Cost $14,016)	14,016	14,016

Investment of Cash Collateral For Securities Loaned — 11.9%

Money Market Fund — 11.9%
Dreyfus Government Cash Management Fund, Institutional Shares, 1.61%(c)
(Cost $1,040,224)	1,040,224	1,040,224

Total Investments — 112.1%
(Cost $9,718,653)		9,824,590

Other Assets and Liabilities, Net — (12.1)%		(1,060,420)

Net Assets — 100.0%		$8,764,170

*	Non-income producing securities.
(a)	All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $1,017,227; total market value of collateral held by the Fund was $1,040,224.
(b)	All or a portion of these securities have been segregated as collateral for swap contracts. The total value of securities segregated amounted to $12,961.
(c)	Reflects the 1-day yield at April 30, 2018.

See notes to financial statements.

Schedules of Investments — IQ Hedge Long/Short Tracker ETF (continued)

April 30, 2018

Total Return Swap contracts outstanding at April 30, 2018:

Total Return Benchmark	Counterparty	Annual Financing Rate Received (Paid) %	Expiration Date	Payment Frequency Received/ (Paid)	Notional Amount Long (Short)	Value/ Unrealized Appreciation/ (Depreciation)(d)
Energy Select Sector SPDR Fund	Morgan Stanley	1.30	3/28/2019	Monthly	$(160,020)	$—
Financial Select Sector SPDR Fund	Morgan Stanley	2.20	3/28/2019	Monthly	93,357	—
First Trust Dow Jones Internet Index Fund		2.20	3/28/2019	Monthly	9,288	—
Goldman Sachs Treasury Access 0-1 Year ETF		2.20	3/28/2019	Monthly	4,703	—
Health Care Select Sector SPDR Fund	Morgan Stanley	2.20	3/28/2019	Monthly	16,041	—
iPATH S&P 500 VIX Short-Term Futures ETN	Morgan Stanley	2.20	3/28/2019	Monthly	9,021	—
iShares Core MSCI EAFE ETF	Morgan Stanley	1.30	3/28/2019	Monthly	(65,507)	—
iShares Core MSCI Emerging Markets ETF	Morgan Stanley	1.30	3/28/2019	Monthly	(59,977)	—
iShares iBoxx $ Investment Grade Corporate Bond ETF	Morgan Stanley	2.20	3/28/2019	Monthly	140,684	—
iShares MSCI EAFE Growth ETF		2.20	3/28/2019	Monthly	62,732	—
iShares MSCI EAFE Small-Cap ETF	Morgan Stanley	2.20	3/28/2019	Monthly	65,161	—
iShares Russell 1000 Growth ETF	Morgan Stanley	2.20	3/28/2019	Monthly	24,015	—
iShares Russell 1000 Value ETF	Morgan Stanley	1.30	3/28/2019	Monthly	(61,373)	—
iShares Russell 2000 Growth ETF	Morgan Stanley	2.20	3/28/2019	Monthly	8,786	—
iShares Russell 2000 Value ETF	Morgan Stanley	1.30	3/28/2019	Monthly	(49,280)	—
iShares S&P 500 Growth ETF	Morgan Stanley	2.20	3/28/2019	Monthly	12,125	—
iShares S&P 500 Value ETF	Morgan Stanley	0.50	3/28/2019	Monthly	(24,835)	—
iShares S&P Small-Cap 600 Growth ETF	Morgan Stanley	2.20	3/28/2019	Monthly	4,885	—
iShares S&P Small-Cap 600 Value ETF	Morgan Stanley	1.30	3/28/2019	Monthly	(28,705)	—
iShares Short Treasury Bond ETF	Morgan Stanley	2.20	3/28/2019	Monthly	52,200	—
iShares U.S. Credit Bond ETF	Morgan Stanley	2.20	3/28/2019	Monthly	6,672	—
iShares U.S. Preferred Stock ETF	Morgan Stanley	2.20	3/28/2019	Monthly	13,924	—
iShares U.S. Real Estate ETF	Morgan Stanley	0.88	3/28/2019	Monthly	(15,431)	—
PowerShares Preferred Portfolio		2.20	3/28/2019	Monthly	4,300	—
PowerShares Senior Loan Portfolio	Morgan Stanley	2.20	3/28/2019	Monthly	47,491	—
PowerShares Treasury Collateral Portfolio ETF		2.20	3/28/2019	Monthly	2,116	—
SPDR Blackstone / GSO Senior Loan ETF	Morgan Stanley	2.20	3/28/2019	Monthly	14,896	—
SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	Morgan Stanley	2.20	3/28/2019	Monthly	14,189	—
SPDR Dow Jones REIT ETF	Morgan Stanley	(0.25)	3/28/2019	Monthly	(9,875)	—
SPDR Portfolio S&P 500 Growth ETF		2.20	3/28/2019	Monthly	1,108	—
SPDR S&P International Small Cap ETF	Morgan Stanley	2.20	3/28/2019	Monthly	5,659	—
Technology Select Sector SPDR Fund	Morgan Stanley	2.20	3/28/2019	Monthly	18,525	—
Vanguard FTSE All World ex-U.S. Small-Cap ETF	Morgan Stanley	2.20	3/28/2019	Monthly	29,783	—
Vanguard FTSE Developed Markets ETF	Morgan Stanley	1.30	3/28/2019	Monthly	(82,450)	—
Vanguard FTSE Emerging Markets ETF	Morgan Stanley	1.30	3/28/2019	Monthly	(82,178)	—
Vanguard Growth ETF	Morgan Stanley	2.20	3/28/2019	Monthly	19,633	—
Vanguard Intermediate-Term Corporate Bond ETF		2.20	3/28/2019	Monthly	82,415	—
Vanguard Real Estate ETF	Morgan Stanley	1.15	3/28/2019	Monthly	(122,048)	—
Vanguard Small-Cap Growth ETF	Morgan Stanley	2.20	3/28/2019	Monthly	7,068	—

See notes to financial statements.

Schedules of Investments — IQ Hedge Long/Short Tracker ETF (continued)

April 30, 2018

Total Return Swap contracts outstanding at April 30, 2018 (continued):

Total Return Benchmark	Counterparties	Annual Financing Rate Received (Paid) %	Expiration Date	Payment Frequency Received/ (Paid)	Notional Amount Long (Short)	Value/ Unrealized Appreciation/ (Depreciation)(d)
Vanguard Small-Cap Value ETF	Morgan Stanley	1.30	3/28/2019	Monthly	$(69,778)	$—
Vanguard Value ETF	Morgan Stanley	1.30	3/28/2019	Monthly	(60,612)	—
Xtrackers MSCI EAFE Hedged Equity ETF	Morgan Stanley	2.20	3/28/2019	Monthly	98,412	—
						$—

The total value of securities segregated as collateral for swap contracts with counterparty Morgan Stanley amounted to $12,961 at April 30, 2018. The Fund either receives from, or pays to the counterparty, the total return of the benchmark and the agreed-upon financing rate.

(d)	Reflects the value at reset date of April 30, 2018.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2018. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Investments in Securities:(e)
Exchange Traded Notes	$90,998	$—	$—	$90,998
Investment Companies	8,679,352	—	—	8,679,352
Short-Term Investment:
Money Market Fund	14,016	—	—	14,016
Investment of Cash Collateral for Securities Loaned:
Money Market Fund	1,040,224	—	—	1,040,224
Total Investments in Securities	$9,824,590	$—	$—	$9,824,590
Other Financial Instruments:(f)
Swap Contracts	—	—	—	—
Total Investments in Securities and Other Financial Instruments	$9,824,590	$—	$—	$9,824,590

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Other Financial Instruments:(f)
Swap Contracts	—	—	—	—
Total Other Financial Instruments	$—	$—	$—	$—

(e)	For a complete listing of investments and their industries, see the Schedules of Investments.
(f)	Reflects the unrealized appreciation (depreciation) of the instruments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended April 30, 2018, the Fund did not have any transfers between any levels within the fair value hierarchy. (See Note 2)

See notes to financial statements.

Schedules of Investments — IQ Hedge Event-Driven Tracker ETF

April 30, 2018

	Shares	Value

Investment Companies — 99.7%

Convertible Bond Fund — 21.9%
SPDR Bloomberg Barclays Convertible Securities ETF(a)(b)	13,380	$688,267

Floating Rate Funds — 23.8%
PowerShares Senior Loan Portfolio	24,576	567,951
SPDR Blackstone / GSO Senior Loan ETF(a)	3,752	177,995
Total Floating Rate Funds		745,946

High Yield Corporate Bond Funds — 16.9%
iShares iBoxx $ High Yield Corporate Bond ETF(a)	3,626	310,748
SPDR Bloomberg Barclays High Yield Bond ETF(a)	5,478	196,496
Xtrackers USD High Yield Corporate Bond ETF	455	22,532
Total High Yield Corporate Bond Funds		529,776

Investment Grade Corporate Bond Funds — 30.5%
SPDR Portfolio Short Term Corporate Bond ETF	4,838	145,963
Vanguard Short-Term Corporate Bond ETF	10,370	810,519
Total Investment Grade Corporate Bond Funds		956,482

U.S. Short Term Treasury Bond Funds — 0.0%(c)
Goldman Sachs Treasury Access 0-1 Year ETF	1	100
iShares Short Treasury Bond ETF	12	1,324
SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	4	366
Total U.S. Short Term Treasury Bond Funds		1,790

	Shares	Value

U.S. Small Cap Growth Funds — 6.6%
iShares Russell 2000 Growth ETF(a)	463	$88,428
iShares S&P Small-Cap 600 Growth ETF(a)	282	49,195
Vanguard Small-Cap Growth ETF(a)	432	71,008
Total U.S. Small Cap Growth Funds		208,631

Total Investment Companies
(Cost $3,084,385)		3,130,892

Short-Term Investment — 0.3%

Money Market Fund — 0.3%
Morgan Stanley Institutional Liquidity Funds Treasury Portfolio — Institutional Class, 1.58%(d)
(Cost $8,575)	8,575	8,575

Investment of Cash Collateral For Securities Loaned — 32.5%

Money Market Fund — 32.5%
Dreyfus Government Cash Management Fund, Institutional Shares, 1.61%(d)
(Cost $1,021,562)	1,021,562	1,021,562

Total Investments — 132.5%
(Cost $4,114,522)		4,161,029

Other Assets and Liabilities, Net — (32.5)%		(1,022,053)

Net Assets — 100.0%		$3,138,976

(a)	All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $1,013,117; total market value of collateral held by the Fund was $1,037,887. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of $16,325.
(b)	All or a portion of these securities have been segregated as collateral for swap contracts. The total value of securities segregated amounted to $5,144.
(c)	Less than 0.05%.
(d)	Reflects the 1-day yield at April 30, 2018.

See notes to financial statements.

Schedules of Investments — IQ Hedge Event-Driven Tracker ETF (continued)

April 30, 2018

Total Return Swap contracts outstanding at April 30, 2018:

Total Return Benchmark	Counterparty	Annual Financing Rate Received (Paid) %	Expiration Date	Payment Frequency Received/ (Paid)	Notional Amount Long (Short)	Value/ Unrealized Appreciation/ (Depreciation)(e)
iShares iBoxx $ High Yield Corporate Bond ETF	Morgan Stanley	2.20	3/28/2019	Monthly	$9,341	$—
iShares Russell 2000 Growth ETF	Morgan Stanley	2.20	3/28/2019	Monthly	2,674	—
iShares S&P Small-Cap 600 Growth ETF	Morgan Stanley	2.20	3/28/2019	Monthly	1,396	—
iShares U.S. Preferred Stock ETF	Morgan Stanley	0.35	3/28/2019	Monthly	(71,030)	—
PowerShares Preferred Portfolio	Morgan Stanley	(0.25)	3/28/2019	Monthly	(21,930)	—
PowerShares Senior Loan Portfolio	Morgan Stanley	2.20	3/28/2019	Monthly	17,101	—
SPDR Blackstone / GSO Senior Loan ETF	Morgan Stanley	2.20	3/28/2019	Monthly	5,361	—
SPDR Bloomberg Barclays Convertible Securities ETF	Morgan Stanley	2.20	3/28/2019	Monthly	20,730	—
SPDR Bloomberg Barclays High Yield Bond ETF	Morgan Stanley	2.20	3/28/2019	Monthly	5,919	—
SPDR Portfolio Short Term Corporate Bond ETF	Morgan Stanley	2.20	3/28/2019	Monthly	4,405	—
Vanguard Short-Term Corporate Bond ETF	Morgan Stanley	2.20	3/28/2019	Monthly	24,386	—
Vanguard Small-Cap Growth ETF	Morgan Stanley	2.20	3/28/2019	Monthly	2,137	—
Xtrackers USD High Yield Corporate Bond ETF	Morgan Stanley	2.20	3/28/2019	Monthly	693	—
						$—

The total value of securities segregated as collateral for swap contracts with counterparty Morgan Stanley amounted to $5,144 at April 30, 2018. The Fund either receives fees from, or pays to the counterparty, the total return of the benchmark and the agreed-upon financing rate.

(e)	Reflects the value at reset date of April 30, 2018.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2018. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Investments in Securities:(f)
Investment Companies	$3,130,892	$—	$—	$3,130,892
Short-Term Investment:
Money Market Fund	8,575	—	—	8,575
Investment of Cash Collateral for Securities Loaned:
Money Market Fund	1,021,562	—	—	1,021,562
Total Investments in Securities	4,161,029	—	—	4,161,029
Other Financial Instruments:(g)
Swap Contracts	—	—	—	—
Total Investments in Securities and Other Financial Instruments	$4,161,029	$—	$—	$4,161,029

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Other Financial Instruments:(g)
Swap Contracts	$—	$—	$—	$—
Total Other Financial Instruments	$—	$—	$—	$—

(f)	For a complete listing of investments and their industries, see the Schedules of Investments.
(g)	Reflects the unrealized appreciation (depreciation) of the instruments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended April 30, 2018, the Fund did not have any transfers between any levels within the fair value hierarchy. (See Note 2)

See notes to financial statements.

Schedules of Investments — IQ Global Resources ETF

April 30, 2018

	Shares	Value

Common Stocks — 90.1%

Argentina — 0.1%
Adecoagro SA*	15,786	$121,868

Australia — 5.1%
Aurizon Holdings Ltd.	378,210	1,284,713
BHP Billiton Ltd.	200,498	4,684,154
Evolution Mining Ltd.	160,256	388,311
Fortescue Metals Group Ltd.	194,384	669,092
GrainCorp Ltd., Class A	29,839	200,238
Independence Group NL	55,560	216,827
Mineral Resources Ltd.	11,718	159,216
Newcrest Mining Ltd.	72,660	1,160,022
Northern Star Resources Ltd.	57,108	275,460
OceanaGold Corp.	59,820	161,455
OZ Minerals Ltd.	18,647	130,200
Regis Resources Ltd.	47,748	170,121
Sandfire Resources NL	9,877	59,198
Saracen Mineral Holdings Ltd.*	77,434	110,473
South32 Ltd.	321,346	902,353
St. Barbara Ltd.	48,908	157,641
Washington H Soul Pattinson & Co., Ltd.(a)	45,494	666,561
Whitehaven Coal Ltd.	194,994	680,023
Woodside Petroleum Ltd.	5,629	136,904
Total Australia		12,212,962

Canada — 6.6%
Agnico Eagle Mines Ltd.	22,418	944,845
Alamos Gold, Inc., Class A(a)	37,793	204,597
B2Gold Corp.*	93,744	269,835
Barrick Gold Corp.	112,866	1,521,373
Canadian Natural Resources Ltd.	7,312	264,201
Canfor Corp.*	32,762	753,658
Centerra Gold, Inc.*	28,108	171,900
Detour Gold Corp.*	17,195	124,474
Enbridge, Inc.	9,812	297,663
First Majestic Silver Corp.*(a)	16,071	104,553
Goldcorp, Inc.	83,564	1,110,754
Hudbay Minerals, Inc.	16,009	112,018
IAMGOLD Corp.*	44,626	244,374
Imperial Oil Ltd.	4,982	155,179
Kinross Gold Corp.*	118,884	460,902
Kirkland Lake Gold Ltd.	20,376	356,038
Labrador Iron Ore Royalty Corp.	3,951	67,342
Lundin Mining Corp.	45,526	301,861
Maple Leaf Foods, Inc.	64,813	1,564,774
New Gold, Inc.*	55,430	130,149
Norbord, Inc.	22,397	926,315
Osisko Gold Royalties Ltd.	15,324	149,779
Pan American Silver Corp.	14,771	238,511
Pretium Resources, Inc.*	17,917	120,756
SEMAFO, Inc.*	31,215	96,912
SSR Mining, Inc.*	11,576	118,744
Stella-Jones, Inc.	17,867	648,505
Suncor Energy, Inc.	9,804	375,503
Teck Resources Ltd., Class B	35,329	888,220
TransCanada Corp.	5,237	222,397
West Fraser Timber Co. Ltd.	19,287	1,308,468
Westshore Terminals Investment Corp.	13,365	231,134
Wheaton Precious Metals Corp.	42,817	890,107
Yamana Gold, Inc.	91,663	263,845
Total Canada		15,639,686

	Shares	Value
Common Stocks (continued)

Chile — 0.3%
Antofagasta PLC	61,706	$826,450

China — 10.2%
Aluminum Corp. of China Ltd., Class H*(a)	1,187,962	679,635
Beijing Enterprises Water Group Ltd.*(a)	2,969,971	1,740,753
China Agri-Industries Holdings Ltd.	684,536	288,703
China Coal Energy Co., Ltd., Class H(a)	4,325,022	1,884,697
China Modern Dairy Holdings Ltd.*(a)	3,129,112	534,261
China Petroleum & Chemical Corp., Class H	842,166	823,039
China Resources Power Holdings Co., Ltd.	914,196	1,761,239
China Shenhua Energy Co., Ltd., Class H	4,882,054	12,105,217
CNOOC Ltd.	268,493	450,211
Jiangxi Copper Co., Ltd., Class H	336,813	483,231
MMG Ltd.*	501,551	377,685
PetroChina Co., Ltd., Class H	1,862,106	1,373,758
Shougang Fushan Resources Group Ltd.(a)	1,007,579	250,346
Yanzhou Coal Mining Co., Ltd., Class H	1,316,164	1,670,308
Total China		24,423,083

Denmark — 0.1%
Orsted A/S‡	2,534	167,285

Finland — 4.1%
Stora Enso OYJ, Class R	205,550	4,081,556
UPM-Kymmene OYJ	138,753	4,975,593
Valmet OYJ	38,958	741,808
Total Finland		9,798,957

France — 3.5%
Suez	200,141	2,892,050
TOTAL SA	15,881	1,004,077
Veolia Environnement SA*	181,461	4,309,183
Vilmorin & Cie SA	2,723	192,790
Total France		8,398,100

Germany — 0.8%
Aurubis AG	2,815	252,088
BayWa AG	4,578	160,127
GEA Group AG	25,168	985,522
Innogy SE‡	3,352	147,942
Suedzucker AG	26,696	444,784
Total Germany		1,990,463

Hong Kong — 0.5%
C.P. Pokphand Co., Ltd.	12,284,865	1,111,363
Hong Kong & China Gas Co., Ltd.	84,118	176,205
Total Hong Kong		1,287,568

India — 0.1%
Vedanta Resources PLC	17,079	171,300

Indonesia — 0.1%
Sakari Resources Ltd.*(b)(c)	240,456	214,241

Ireland — 0.1%
Greencore Group PLC	92,365	201,960

See notes to financial statements.

Schedules of Investments — IQ Global Resources ETF (continued)

April 30, 2018

	Shares	Value
Common Stocks (continued)

Italy — 0.2%
Eni SpA	21,915	$428,939
Snam SpA	21,106	101,618
Total Italy		530,557

Japan — 5.1%
Daio Paper Corp.	38,823	544,604
Doutor Nichires Holdings Co. Ltd.	6,753	141,201
Dowa Holdings Co., Ltd.	3,960	149,461
Fuji Oil Holdings, Inc.	11,284	362,470
Fujicco Co. Ltd.	4,669	107,525
Hokuto Corp.	4,451	78,587
Inpex Corp.	8,599	110,213
Itoham Yonekyu Holdings, Inc.	151,683	1,379,251
Kurita Water Industries Ltd.	37,397	1,213,245
Mitsui Mining & Smelting Co., Ltd.	3,660	155,698
Mitsui Sugar Co., Ltd.	3,780	151,304
NH Foods Ltd.	54,936	2,402,273
Nichirei Corp.	18,270	528,440
Nippon Coke & Engineering Co. Ltd.	57,596	61,583
Nippon Flour Mills Co., Ltd.	10,611	173,286
Nippon Paper Industries Co., Ltd.	30,043	575,738
Nisshin Oillio Group Ltd. (The)	4,625	133,139
Nisshin Seifun Group, Inc.	39,809	870,578
Pacific Metals Co., Ltd.*(a)	1,251	44,015
Prima Meat Packers Ltd.	127,923	782,093
S Foods, Inc.	16,451	692,318
Sumitomo Metal Mining Co., Ltd.	18,177	780,403
UACJ Corp.(a)	3,087	80,373
Yamazaki Baking Co., Ltd.	28,591	626,559
Total Japan		12,144,357

Jersey — 0.4%
Centamin PLC	109,369	236,127
Randgold Resources Ltd.	8,963	724,416
Total Jersey		960,543

Kazakhstan — 0.1%
KAZ Minerals PLC*	27,968	354,554

Mexico — 0.5%
Fresnillo PLC	69,952	1,228,442

Monaco — 0.1%
Endeavour Mining Corp.*	9,741	166,485

Netherlands — 1.1%
ForFarmers NV	54,375	764,700
Royal Dutch Shell PLC, Class B	49,771	1,783,382
Total Netherlands		2,548,082

Norway — 1.2%
Norsk Hydro ASA	129,331	808,168
Statoil ASA(a)	20,104	515,706
Yara International ASA	35,674	1,509,591
Total Norway		2,833,465

Peru — 1.1%
Hochschild Mining PLC	48,308	139,661
Southern Copper Corp.	48,746	2,574,276
Total Peru		2,713,937

Portugal — 0.5%
Navigator Co. SA (The)	186,525	1,090,739

	Shares	Value
Common Stocks (continued)

Russia — 0.4%
Evraz PLC	89,636	$565,694
Polymetal International PLC	40,843	410,325
Total Russia		976,019

Singapore — 1.5%
First Resources Ltd.	206,554	263,643
Golden Agri-Resources Ltd.	1,674,053	436,198
Olam International Ltd.	426,436	734,318
Wilmar International Ltd.	834,776	2,055,338
Total Singapore		3,489,497

Spain — 0.3%
Ebro Foods SA	20,116	486,083
Gas Natural SDG SA	6,034	152,439
Repsol SA	9,383	179,684
Total Spain		818,206

Sweden — 1.5%
AAK AB	5,541	491,167
Boliden AB	17,154	598,026
Holmen AB, B Shares	44,420	1,100,466
Sandvik AB	78,677	1,349,828
Total Sweden		3,539,487

Switzerland — 2.2%
Bell Food Group AG	2,050	807,657
Ferrexpo PLC	36,844	119,307
Glencore PLC*	902,869	4,361,187
Total Switzerland		5,288,151

United Kingdom — 8.0%
Acacia Mining PLC(a)	38,930	77,213
Anglo American PLC(a)	87,919	2,070,002
BP PLC	120,306	891,484
Cranswick PLC	26,068	1,046,265
Johnson Matthey PLC	12,115	549,656
Pennon Group PLC	135,194	1,288,942
Pentair PLC	56,638	3,810,605
Rio Tinto PLC	83,262	4,525,308
Severn Trent PLC	76,100	2,033,437
Tate & Lyle PLC	60,883	481,843
United Utilities Group PLC	219,633	2,248,265
Total United Kingdom		19,023,020

United States — 34.0%
Alcoa Corp.*	11,596	593,715
Allegheny Technologies, Inc.*(a)	7,830	208,043
American Water Works Co., Inc.	57,011	4,936,012
Anadarko Petroleum Corp.	3,013	202,835
Andersons, Inc. (The)	3,670	119,825
Aqua America, Inc.(a)	56,697	1,992,900
Arch Coal, Inc., Class A(a)	3,941	318,551
Archer-Daniels-Midland Co.	72,066	3,270,355
Bunge Ltd.	18,107	1,307,869
Century Aluminum Co.*(a)	5,425	94,775
CF Industries Holdings, Inc.	29,955	1,162,254
Chevron Corp.	11,414	1,428,006
Cleveland-Cliffs, Inc.*(a)	18,914	140,342
Cloud Peak Energy, Inc.*(a)	15,096	48,156
Coeur Mining, Inc.*	17,851	135,132
Conagra Brands, Inc.	51,429	1,906,473
Concho Resources, Inc.*	854	134,257
ConocoPhillips	6,948	455,094

See notes to financial statements.

Schedules of Investments — IQ Global Resources ETF (continued)

April 30, 2018

	Shares	Value

Common Stocks (continued)

United States (continued)
CONSOL Energy, Inc.*(a)	5,245	$164,955
Continental Resources, Inc.*	2,220	146,653
Devon Energy Corp.	3,080	111,896
Domtar Corp.	15,738	690,898
Energy Transfer Partners LP	7,003	126,194
EOG Resources, Inc.	3,411	403,078
Exxon Mobil Corp.	25,160	1,956,190
Ferroglobe PLC*	10,436	117,927
Flowserve Corp.(a)	41,417	1,839,329
FMC Corp.	17,421	1,388,976
Freeport-McMoRan, Inc.	89,614	1,363,029
Fresh Del Monte Produce, Inc.	6,324	310,825
General Mills, Inc.(a)	73,188	3,201,243
Hain Celestial Group, Inc. (The)*	13,272	386,613
Halliburton Co.	5,122	271,415
Hecla Mining Co.(a)	38,228	146,413
Hormel Foods Corp.(a)	264,816	9,599,580
IDEX Corp.(a)	24,349	3,254,487
Ingredion, Inc.	9,344	1,131,465
JM Smucker Co. (The)	14,452	1,648,684
KapStone Paper and Packaging Corp.	25,278	870,069
Kellogg Co.(a)	44,444	2,617,752
Kinder Morgan, Inc.	13,240	209,457
Lamb Weston Holdings, Inc.	19,015	1,242,060
Louisiana-Pacific Corp.	37,120	1,051,610
Marathon Petroleum Corp.	2,831	212,070
McEwen Mining, Inc.*(a)	32,447	67,490
Neenah, Inc.(a)	4,299	335,322
Newmont Mining Corp.	50,816	1,996,561
Occidental Petroleum Corp.	4,586	354,314
ONEOK, Inc.	2,480	149,346
Phillips 66	2,788	310,332
Pilgrim’s Pride Corp.*(a)	125,814	2,717,582
Pioneer Natural Resources Co.	1,004	202,356
Post Holdings, Inc.*(a)	8,882	706,741
Rexnord Corp.*	33,060	909,481
Royal Gold, Inc.	6,286	558,197
Sanderson Farms, Inc.	11,512	1,279,674
Schlumberger Ltd.	8,168	559,998
Seaboard Corp.	590	2,364,159
SunCoke Energy, Inc.*	12,229	140,511
Tahoe Resources, Inc.	31,071	156,815
Tyson Foods, Inc., Class A	144,063	10,098,816
Valero Energy Corp.	2,561	284,092
Warrior Met Coal, Inc.	10,116	235,197
Watts Water Technologies, Inc., Class A	8,733	650,609
Williams Cos., Inc. (The)	4,957	127,544
Xylem, Inc.	57,053	4,159,164
Total United States		81,281,763

	Shares	Value
Common Stocks (continued)

Zambia — 0.3%
First Quantum Minerals Ltd.	42,922	$619,413

Total Common Stocks
(Cost $206,717,751)		215,060,640

Short-Term Investment — 9.3%

Money Market Fund — 9.3%
Morgan Stanley Institutional Liquidity Funds Treasury Portfolio — Institutional Class, 1.58%(d)
(Cost $22,190,357)	22,190,357	22,190,357

Investment of Cash Collateral For Securities Loaned — 2.0%

Money Market Fund — 2.0%
Dreyfus Government Cash Management Fund, Institutional Shares, 1.61%(d)
(Cost $4,839,696)	4,839,696	4,839,696

Total Investments — 101.4%
(Cost $233,747,804)		242,090,693

Other Assets and Liabilities, Net — (1.4)%		(3,378,218)

Net Assets — 100.0%		$238,712,475

‡	May be sold to institutional investors only under Rule 144A or securities offered pursuant to section 4 (a) (2) of the Securities Act of 1933, as amended.
*	Non-income producing securities.
(a)	All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $20,754,674; total market value of collateral held by the Fund was $21,571,329. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of $16,731,633.
(b)	Security has been deemed illiquid because it may not be able to be resold within seven days at approximately the price shown. At April 30, 2018, the total value of this security was $214,241.
(c)	Security fair valued as determined in good faith in accordance with the procedures established by the Board of Trustees. The security is fair valued using significant unobservable inputs. The valuation technique can be found at the end of the Schedules of Investments for the Fund.
(d)	Reflects the 1-day yield at April 30, 2018.

See notes to financial statements.

Schedules of Investments — IQ Global Resources ETF (continued)

April 30, 2018

Total Return Swap contracts outstanding at April 30, 2018:

Total Return Benchmark	Counterparty	Annual Financing Rate Received (Paid) %	Expiration Date	Payment Frequency Received/ (Paid)	Notional Amount Long (Short)	Value/ Unrealized Appreciation/ (Depreciation)(e)
iShares MSCI EAFE ETF	Morgan Stanley	1.30	5/04/2020	Monthly	$(24,046,295)	$—
SPDR S&P 500 ETF Trust	Morgan Stanley	1.30	5/04/2020	Monthly	(23,808,545)	—
						$—

Cash posted has been segregated as collateral for swaps in the amount of $1,150,028 at April 30, 2018.

The Fund either receives fees from, or pays to the counterparty, the total return of the benchmark and the agreed-upon financing rate.

(e)	Reflects the value at reset date of April 30, 2018.

See notes to financial statements.

Schedules of Investments — IQ Global Resources ETF (continued)

April 30, 2018

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2018. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Investments in Securities:(f)
Common Stocks
Argentina	$121,868	$—	$—		$121,868
Australia	12,212,962	—	—		12,212,962
Canada	15,639,686	—	—		15,639,686
Chile	826,450	—	—		826,450
China	24,423,083	—	—		24,423,083
Denmark	167,285	—	—		167,285
Finland	9,798,957	—	—		9,798,957
France	8,398,100	—	—		8,398,100
Germany	1,990,463	—	—		1,990,463
Hong Kong	1,287,568	—	—		1,287,568
India	171,300	—	—		171,300
Indonesia	—	—	214,241		214,241
Ireland	201,960	—	—		201,960
Italy	530,557	—	—		530,557
Japan	12,144,357	—	—		12,144,357
Jersey	960,543	—	—		960,543
Kazakhstan	354,554	—	—		354,554
Mexico	1,228,442	—	—		1,228,442
Monaco	166,485	—	—		166,485
Netherlands	2,548,082	—	—		2,548,082
Norway	2,833,465	—	—		2,833,465
Peru	2,713,937	—	—		2,713,937
Portugal	1,090,739	—	—		1,090,739
Russia	976,019	—	—		976,019
Singapore	3,489,497	—	—		3,489,497
Spain	818,206	—	—		818,206
Sweden	3,539,487	—	—		3,539,487
Switzerland	5,288,151	—	—		5,288,151
United Kingdom	19,023,020	—	—		19,023,020
United States	81,281,763	—	—		81,281,763
Zambia	619,413	—	—		619,413
Total Common Stocks	214,846,399	—	214,241	(g)	215,060,640
Short-Term Investment:
Money Market Fund	22,190,357	—	—		22,190,357
Investment of Cash Collateral for Securities Loaned:
Money Market Fund	4,839,696	—	—		4,839,696
Total Investments in Securities	$241,876,452	$—	$214,241	(g)	$242,090,693
Other Financial Instruments:(h)
Swap Contracts	—	—	—		—
Total Investments in Securities and Other Financial Instruments	$241,876,452	$—	$214,241	(g)	$242,090,693

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Other Financial Instruments:(h)
Swap Contracts	—	—	—		—
Total Other Financial Instruments	$—	$—	$—		$—

(f)	For a complete listing of investments and their countries, see the Schedules of Investments.
(g)	The Level 3 security, valued at $214,241 has been deemed illiquid and has been fair valued in good faith in accordance with procedures established by the Board of Trustees.
(h)	Reflects the unrealized appreciation (depreciation) of the instruments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended April 30, 2018, the Fund did not have any transfers between any levels within the fair value hierarchy. (See Note 2)

See notes to financial statements.

Schedules of Investments — IQ Global Resources ETF (continued)

April 30, 2018

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of April 30, 2017	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of April 30, 2018	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2018(i)
Common Stock:
Sakari Resources Ltd.(j)	$182,256	$—	$—	$31,985	$—	$—	$—	$—	$214,241	$31,985
Total	$182,256	$—	$—	$31,985	$—	$—	$—	$—	$214,241	$31,985

Information about Level 3 fair value measurements as of April 30, 2018.

Security Type	Fair Value	Valuation Technique	Unobservable Inputs
Common Stock	$214,241	Peer Analysis	Comparable Securities

(i)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statements of Operations.
(j)	Security has been deemed illiquid and has been fair valued in good faith in accordance with procedures established by the Board of Trustees.

See notes to financial statements.

Schedules of Investments — IQ Merger Arbitrage ETF

April 30, 2018

	Shares	Value

Common Stocks — 75.1%

Consumer Discretionary — 7.5%
Capella Education Co.	38,844	$3,563,937
Finish Line, Inc. (The), Class A	518,855	7,040,862
Mantra Group Ltd.	631,746	1,883,649
Pinnacle Entertainment, Inc.*	138,346	4,443,674
Tribune Media Co., Class A	325,449	12,298,718
UBM PLC(a)	371,069	4,947,369
Yoox Net-A-Porter Group SpA*	115,144	5,271,139
Total Consumer Discretionary		39,449,348

Consumer Staples — 6.8%
Dr Pepper Snapple Group, Inc.(a)	195,971	23,508,681
Rite Aid Corp.*(a)(b)	7,264,484	12,131,688
Total Consumer Staples		35,640,369

Energy — 5.6%
RSP Permian, Inc.*	555,657	27,566,144
Sakari Resources Ltd.*(c)(d)	425	379
Tallgrass Energy Partners LP	39,816	1,640,817
Total Energy		29,207,340

Financials — 2.5%
Infinity Property & Casualty Corp.	43,197	5,702,004
NEX Group PLC	399,499	5,436,469
Stewart Information Services Corp.	53,647	2,237,616
Total Financials		13,376,089

Health Care — 13.9%
Ablynx NV*	93,318	5,048,799
Aetna, Inc.	162,911	29,169,215
Express Scripts Holding Co.*	423,525	32,060,843
NxStage Medical, Inc.*	194,381	5,174,422
Sirtex Medical Ltd.	71,586	1,503,300
Total Health Care		72,956,579

Industrials — 17.4%
Aecon Group, Inc.	373,997	5,265,920
Chicago Bridge & Iron Co. NV(a)	598,512	9,037,531
General Cable Corp.	117,582	3,486,306
Orbital ATK, Inc.	213,379	28,247,112
Orient Overseas International Ltd.	323,859	3,082,505
Rockwell Collins, Inc.	317,682	42,105,572
Total Industrials		91,224,946

Information Technology — 12.7%
Blackhawk Network Holdings, Inc.*	153,293	6,882,856
Cavium, Inc.*	233,722	17,531,487
Fidessa Group PLC	33,322	1,803,715
Gemalto NV	45,152	2,721,085
Microsemi Corp.*	294,267	19,036,132
MuleSoft, Inc., Class A*	315,424	14,061,602
Oclaro, Inc.*	620,820	4,916,894
Total Information Technology		66,953,771

	Shares	Value
Common Stocks (continued)

Materials — 2.3%
A. Schulman, Inc.(a)	135,314	$5,804,971
KapStone Paper and Packaging Corp.	175,808	6,051,311
Total Materials		11,856,282

Real Estate — 3.3%
Canadian Real Estate Investment Trust(a)	36,452	1,435,958
GGP, Inc.	487,358	9,742,286
Intu Properties PLC	919,397	2,473,145
Westfield Corp.	554,874	3,853,388
Total Real Estate		17,504,777

Utilities — 3.1%
Avista Corp.	158,759	8,233,241
SCANA Corp.	219,744	8,079,987
Total Utilities		16,313,228

Total Common Stocks
(Cost $397,363,801)		394,482,729

Rights — 0.0%(e)

Health Care — 0.0%(e)
Dyax Corp. Contingent Value Right (CVR), expires 12/31/2019* (c)(d) (Cost $0)	23,351	25,920

Investment Companies — 5.7%

U.S. Short Term Treasury Bond Funds — 5.7%
iShares Short Treasury Bond ETF(a)	213,020	23,508,887
SPDR Bloomberg Barclays 1-3 Month T-Bill ETF(a)	68,480	6,268,659
Total U.S. Short Term Treasury Bond Funds		29,777,546

Total Investment Companies
(Cost $29,775,416)		29,777,546

Short-Term Investment — 19.6%

Money Market Fund — 19.6%
Morgan Stanley Institutional Liquidity Funds Treasury Portfolio — Institutional Class, 1.58%(f)
(Cost $102,940,823)	102,940,823	102,940,823

See notes to financial statements.

Schedules of Investments — IQ Merger Arbitrage ETF (continued)

April 30, 2018

	Shares	Value

Investment of Cash Collateral For Securities Loaned — 5.0%

Money Market Fund — 5.0%
Dreyfus Government Cash Management Fund, Institutional Shares, 1.61%(f)
(Cost $26,324,770)	26,324,770	$26,324,770

Total Investments — 105.4%
(Cost $556,404,810)		553,551,788

Other Assets and Liabilities, Net — (5.4)%		(28,165,908)

Net Assets — 100.0%		$525,385,880

*	Non-income producing securities.
(a)	All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $49,063,687; total market value of collateral held by the Fund was $49,913,465. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of $23,588,695.
(b)	All or a portion of these securities have been segregated as collateral for swap contracts. The total value of securities segregated amounted to $8,879,390.
(c)	Securities have been deemed illiquid because they may not be able to be resold within seven days at approximately the price shown. At April 30, 2018, the value of these securities was $26,299.
(d)	Securities are fair valued as determined in good faith in accordance with the procedures established by the Board of Trustees. The securities are fair valued using significant unobservable inputs. The valuation technique can be found at the end of the Schedules of Investments for the Fund.
(e)	Less than 0.05%.
(f)	Reflects the 1-day yield at April 30, 2018.

See notes to financial statements.

Schedules of Investments — IQ Merger Arbitrage ETF (continued)

April 30, 2018

Total Return Swap contracts outstanding at April 30, 2018:

Total Return Benchmark	Counterparty	Annual Financing Rate Received (Paid) %	Expiration Date	Payment Frequency Received/ (Paid)	Notional Amount Long (Short)	Value/ Unrealized Appreciation/ (Depreciation)(g)
Consumer Discretionary Select Sector SPDR Fund	Morgan Stanley	1.37	1/10/2019	Monthly	$(7,746,183)	$—
Consumer Staples Select Sector SPDR Fund	Morgan Stanley	1.30	1/10/2019	Monthly	(21,071,552)	—
Energy Select Sector SPDR Fund	Morgan Stanley	1.30	1/10/2019	Monthly	(39,585,779)	—
Financial Select Sector SPDR Fund	Morgan Stanley	1.30	1/10/2019	Monthly	(6,881,742)	—
Health Care Select Sector SPDR Fund	Morgan Stanley	1.30	1/10/2019	Monthly	(14,547,352)	—
Industrial Select Sector SPDR Fund	Morgan Stanley	1.30	1/10/2019	Monthly	(13,873,823)	—
Technology Select Sector SPDR Fund	Morgan Stanley	1.30	1/10/2019	Monthly	(15,086,173)	—
Utilities Select Sector SPDR Fund	Morgan Stanley	1.37	1/10/2019	Monthly	(8,565,869)	—
Vanguard FTSE Europe ETF	Morgan Stanley	1.30	1/10/2019	Monthly	(9,273,825)	—
Vanguard Real Estate ETF	Morgan Stanley	1.15	1/10/2019	Monthly	(10,876,837)	—
						$—

The total value of securities segregated as collateral for swap contracts with counterparty Morgan Stanley amounted to $8,879,390 at April 30, 2018. The Fund either receives fees from, or pays to the counterparty, the total return of the benchmark and the agreed-upon financing rate.

(g)	Reflects the value at reset date of April 30, 2018.

See notes to financial statements.

Schedules of Investments — IQ Merger Arbitrage ETF (continued)

April 30, 2018

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2018. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Investments in Securities:(h)
Common Stocks
Consumer Discretionary	$39,449,348	$—	$—		$39,449,348
Consumer Staples	35,640,369	—	—		35,640,369
Energy	29,206,961	—	379		29,207,340
Financials	13,376,089	—	—		13,376,089
Health Care	72,956,579	—	—		72,956,579
Industrials	91,224,946	—	—		91,224,946
Information Technology	66,953,771	—	—		66,953,771
Materials	11,856,282	—	—		11,856,282
Real Estate	17,504,777	—	—		17,504,777
Utilities	16,313,228	—	—		16,313,228
Total Common Stocks	394,482,350	—	379	(i)	394,482,729
Investment Companies	29,777,546	—	—		29,777,546
Rights	—	—	25,920	(i)	25,920
Short-Term Investment:
Money Market Fund	102,940,823	—	—		102,940,823
Investment of Cash Collateral for Securities Loaned:
Money Market Fund	26,324,770	—	—		26,324,770
Total Investments in Securities	$553,525,489	$—	$26,299	(i)	$553,551,788
Other Financial Instruments:(j)
Swap Contracts	—	—	—		—
Total Investments in Securities and Other Financial Instruments	$553,525,489	$—	$26,299	(i)	$553,551,788

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Other Financial Instruments:(j)
Swap Contracts	—	—	—		—
Total Other Financial Instruments	$—	$—	$—		$—

(h)	For a complete listing of investments and their industries, see the Schedules of Investments.
(i)	The Level 3 securities, valued in total at $26,299 have been deemed illiquid and have been fair valued in good faith in accordance with procedures established by the Board of Trustees.
(j)	Reflects the unrealized appreciation (depreciation) of the instruments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended April 30, 2018, the Fund did not have any transfers between any levels within the fair value hierarchy. (See Note 2)

See notes to financial statements.

Schedules of Investments — IQ Merger Arbitrage ETF (continued)

April 30, 2018

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of April 30, 2017	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of April 30, 2018	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2018(k)
Common Stock:
Sakari Resources Ltd.(l)	$322	$—	$—	$57	$—	$—	$—	$—	$379	$57
Rights:
Dyax Corp. CVR(l)	25,920	—	—	—	—	—	—	—	25,920	—
Total	$26,242	$—	$—	$57	$—	$—	$—	$—	$26,299	$57

Information about Level 3 fair value measurements as of April 30, 2018.

Security Type	Fair Value	Valuation Technique	Unobservable Inputs
Common Stock	$379	Peer Analysis	Comparable Securities
Rights	25,920	Issuer Specific Facts	Contingent Payment Terms

(k)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statements of Operations.
(l)	Security has been deemed illiquid and has been fair valued in good faith in accordance with procedures established by the Board of Trustees.

See notes to financial statements.

Schedules of Investments — IQ Real Return ETF

April 30, 2018

	Shares	Value

Exchange Traded Vehicles — 9.8%

Gold Fund — 6.0%
PowerShares DB Gold Fund*	65,329	$2,715,073

Japanese Yen Fund — 3.8%
CurrencyShares Japanese Yen Trust*	19,813	1,736,610

Total Exchange Traded Vehicles
(Cost $4,522,132)		4,451,683

Investment Companies — 90.1%

Emerging Equity Funds — 3.7%
iShares MSCI Emerging Markets ETF	13,939	654,018
Vanguard FTSE Emerging Markets ETF	22,768	1,040,042
Total Emerging Equity Funds		1,694,060

U.S. Large Cap Core Funds — 10.0%
iShares Core S&P 500 ETF(a)	6,047	1,610,377
SPDR S&P 500 ETF Trust(a)	11,048	2,922,306
Total U.S. Large Cap Core Funds		4,532,683

U.S. Long Term Treasury Bond Fund — 2.5%
iShares 20+ Year Treasury Bond ETF	9,381	1,117,277

U.S. Medium Term Treasury Bond Funds — 7.5%
iShares 3-7 Year Treasury Bond ETF	9,445	1,128,866
iShares 7-10 Year Treasury Bond ETF	22,108	2,248,384
Total U.S. Medium Term Treasury Bond Funds		3,377,250

U.S. Short Term Treasury Bond Funds — 59.1%
Goldman Sachs Treasury Access 0-1 Year ETF	11,218	1,122,473
iShares Short Treasury Bond ETF	103,001	11,367,190
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	102,578	10,421,925
PowerShares Treasury Collateral Portfolio ETF	4,710	498,236

	Shares	Value
Investment Companies (continued)

U.S. Short Term Treasury Bond Funds (continued)
SPDR Bloomberg Barclays 1-3 Month T-Bill ETF(a)	36,661	$3,355,948
Total U.S. Short Term Treasury Bond Funds		26,765,772

U.S. Small Cap Core Fund — 7.3%
iShares Russell 2000 ETF(a)	21,681	3,324,131

Total Investment Companies
(Cost $40,847,629)		40,811,173

Short-Term Investment — 0.1%

Money Market Fund — 0.1%
Morgan Stanley Institutional Liquidity Funds Treasury Portfolio — Institutional Class, 1.58%(b)
(Cost $65,052)	65,052	65,052

Investment of Cash Collateral For Securities Loaned — 4.6%

Money Market Fund — 4.6%
Dreyfus Government Cash Management Fund, Institutional Shares, 1.61%(b)
(Cost $2,070,277)	2,070,277	2,070,277

Total Investments — 104.6%
(Cost $47,505,090)		47,398,185

Other Assets and Liabilities, Net — (4.6)%		(2,078,753)

Net Assets — 100.0%		$45,319,432

*	Non-income producing securities.
(a)	All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $7,265,170; total market value of collateral held by the Fund was $7,462,404. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of $5,392,127.
(b)	Reflects the 1-day yield at April 30, 2018.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2018. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Investments in Securities:(c)
Exchange Traded Vehicles	$4,451,683	$—	$—	$4,451,683
Investment Companies	40,811,173	—	—	40,811,173
Short-Term Investment:
Money Market Fund	65,052	—	—	65,052
Investment of Cash Collateral for Securities Loaned:
Money Market Fund	2,070,277	—	—	2,070,277
Total Investments in Securities	$47,398,185	$—	$—	$47,398,185

(c)	For a complete listing of investments and their industries, see the Schedules of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended April 30, 2018, the Fund did not have any transfers between any levels within the fair value hierarchy. (See Note 2)

See notes to financial statements.

Schedules of Investments — IQ Global Agribusiness Small Cap ETF

April 30, 2018

	Shares	Value

Common Stocks — 99.5%

Argentina — 1.6%
Adecoagro SA*	25,190	$194,467

Australia — 13.2%
Australian Agricultural Co., Ltd.*(a)	68,120	56,562
Bega Cheese Ltd.(a)	34,285	184,007
Costa Group Holdings Ltd.	59,524	326,204
Elders Ltd.	22,954	137,228
GrainCorp Ltd., Class A	46,992	315,345
Inghams Group Ltd.	40,400	114,360
Nufarm Ltd.	50,583	348,225
Select Harvests Ltd.(a)	18,917	89,247
Total Australia		1,571,178

Canada — 3.6%
Maple Leaf Foods, Inc.	16,645	401,859
Village Farms International, Inc.*	6,570	26,137
Total Canada		427,996

China — 2.0%
China BlueChemical Ltd., Class H	368,945	97,781
China Huishan Dairy Holdings Co., Ltd.*(b)(c)	938,079	—
First Tractor Co., Ltd., Class H	81,651	28,610
Leyou Technologies Holdings Ltd.*	263,388	67,456
Sinofert Holdings Ltd.*	367,170	43,977
Total China		237,824

Indonesia — 5.0%
PT Astra Agro Lestari Tbk	81,457	74,797
PT Charoen Pokphand Indonesia Tbk	1,510,433	399,525
PT Perusahaan Perkebunan London Sumatra Indonesia Tbk	574,326	52,014
PT Sawit Sumbermas Sarana Tbk	669,678	63,057
Total Indonesia		589,393

Japan — 39.4%
Feed One Co. Ltd.	26,769	59,691
Fuji Oil Holdings, Inc.	10,904	350,263
Itoham Yonekyu Holdings, Inc.	30,541	277,709
Kumiai Chemical Industry Co., Ltd.(a)	24,471	155,648
Megmilk Snow Brand Co., Ltd.	10,315	310,605
Morinaga Milk Industry Co., Ltd.	8,534	375,519
NH Foods Ltd.	21,678	947,948
Nichirei Corp.	25,334	732,759
Nihon Nohyaku Co., Ltd.(a)	10,050	65,301
Nippon Soda Co. Ltd.	26,764	154,090
Nisshin Seifun Group, Inc.	48,897	1,069,322
Prima Meat Packers Ltd.	29,530	180,540
Total Japan		4,679,395

Netherlands — 4.3%
ForFarmers NV	7,161	100,708
OCI NV*	17,391	414,143
Total Netherlands		514,851

Singapore — 5.8%
First Resources Ltd.	98,939	126,284
Golden Agri-Resources Ltd.	1,316,859	343,126
Japfa Ltd.	55,169	20,000
Olam International Ltd.	111,835	192,579
Total Singapore		681,989
	Shares	Value

Common Stocks (continued)

Spain — 2.1%
Ebro Foods SA	10,248	$247,633

Thailand — 1.7%
GFPT PCL	74,611	29,078
Khon Kaen Sugar Industry PCL	220,085	21,758
Thai Vegetable Oil PCL	113,736	127,034
Thaifoods Group PCL	172,755	26,931
Total Thailand		204,801

United Kingdom — 1.9%
Dairy Crest Group PLC	29,226	218,380

United States — 18.9%
AGCO Corp.	13,809	865,548
Cal-Maine Foods, Inc.*(a)	5,972	290,837
CVR Partners LP(a)	15,493	44,000
Platform Specialty Products Corp.*	46,272	465,959
Sanderson Farms, Inc.	4,199	466,761
Titan International, Inc.	10,420	107,326
Total United States		2,240,431

Total Common Stocks
(Cost $9,756,112)		11,808,338

Short-Term Investment — 0.2%

Money Market Fund — 0.2%
Morgan Stanley Institutional Liquidity Funds Treasury Portfolio — Institutional Class, 1.58%(d)
(Cost $27,598)	27,598	27,598

Investment of Cash Collateral For Securities Loaned — 2.1%

Money Market Fund — 2.1%
Dreyfus Government Cash Management Fund, Institutional Shares, 1.61%(d)
(Cost $246,668)	246,668	246,668

Total Investments — 101.8%
(Cost $10,030,378)		12,082,604

Other Assets and Liabilities, Net — (1.8)%		(209,879)

Net Assets — 100.0%		$11,872,725

*	Non-income producing securities.
(a)	All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $740,685; total market value of collateral held by the Fund was $785,159. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of $538,491.
(b)	Security has been deemed illiquid because it may not be able to be resold within seven days at approximately the price shown. At April 30, 2018, the value of this security was $ —.
(c)	Security fair valued as determined in good faith in accordance with the procedures established by the Board of Trustees. The security is fair valued using significant unobservable inputs. The valuation technique can be found at the end of the Schedules of Investments for the Fund.
(d)	Reflects the 1-day yield at April 30, 2018.

See notes to financial statements.

Schedules of Investments — IQ Global Agribusiness Small Cap ETF (continued)

April 30, 2018

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2018. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Investments in Securities:(e)
Common Stocks	$11,808,338	$—	$—	(f)	$11,808,338
Short-Term Investment:
Money Market Fund	27,598	—	—		27,598
Investment of Cash Collateral for Securities Loaned:
Money Market Fund	246,668	—	—		246,668
Total Investments in Securities	$12,082,604	$—	$—		$12,082,604

(e)	For a complete listing of investments and their countries, see the Schedules of Investments.
(f)	The Level 3 security, valued at $ — has been deemed illiquid and has been fair valued in good faith in accordance with procedures established by the Board of Trustees.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended April 30, 2018, the Fund did not have any transfers between any levels within the fair value hierarchy. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of April 30, 2017		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of April 30, 2018		Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2018(g)
Common Stock:
China Huishan Dairy Holdings Co., Ltd.(h)	$—	(i)	$—	$—	$—	$—	$—	$—	$—	$—	(i)	$—
Total	$—	(i)	$—	$—	$—	$—	$—	$—	$—	$—	(i)	$—

Information about Level 3 fair value measurements as of April 30, 2018.

Security Type	Fair Value	Valuation Technique	Unobservable Inputs
Common Stock	$—	Issuer Specific facts	Company Announcements

(g)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statements of Operations.
(h)	Security has been deemed illiquid and has been fair valued in good faith in accordance with procedures established by the Board of Trustees.
(i)	Includes a Level 3 security valued at $ — .

See notes to financial statements.

Schedules of Investments — IQ U.S. Real Estate Small Cap ETF

April 30, 2018

	Shares	Value

Common Stocks — 100.0%

Diversified REITs — 17.8%
American Assets Trust, Inc.	35,739	$1,199,758
Empire State Realty Trust, Inc., Class A	150,530	2,622,233
Granite Point Mortgage Trust, Inc.	38,964	648,361
Industrial Logistics Properties Trust	18,611	381,898
Investors Real Estate Trust(a)	110,023	586,423
Kennedy-Wilson Holdings, Inc.(a)	118,628	2,248,001
Monmouth Real Estate Investment Corp.	66,883	1,045,381
New Senior Investment Group, Inc.(a)	74,503	642,216
Preferred Apartment Communities, Inc., Class A	35,976	529,207
Redwood Trust, Inc.	69,045	1,059,150
Resource Capital Corp.(a)	27,076	264,262
Select Income REIT	58,375	1,106,790
Washington Real Estate Investment Trust(a)	72,409	2,079,586
Winthrop Realty Trust*(a)(b)(c)	29,107	164,454
Total Diversified REITs		14,577,720

Hotel REITs — 16.4%
Ashford Hospitality Trust, Inc.(a)	86,670	596,290
Braemar Hotels & Resorts, Inc.	28,130	292,552
Chatham Lodging Trust	41,682	794,042
Chesapeake Lodging Trust	54,706	1,616,015
DiamondRock Hospitality Co.	183,579	2,028,548
Hersha Hospitality Trust(a)	35,723	670,878
MGM Growth Properties LLC, Class A(a)	65,646	1,836,119
Pebblebrook Hotel Trust(a)	62,983	2,203,775
Summit Hotel Properties, Inc.(a)	95,105	1,377,120
Xenia Hotels & Resorts, Inc.	99,179	2,042,096
Total Hotel REITs		13,457,435

Mortgage REITs — 13.1%
AG Mortgage Investment Trust, Inc.	25,806	456,250
Anworth Mortgage Asset Corp.	89,653	424,059
Apollo Commercial Real Estate Finance, Inc.(a)	99,223	1,787,998
Arbor Realty Trust, Inc.(a)	44,718	391,730
ARMOUR Residential REIT, Inc.	38,372	868,358
Capstead Mortgage Corp.	85,382	751,361
Dynex Capital, Inc.	49,619	326,493
Front Yard Residential Corp.(a)	42,532	417,664
Invesco Mortgage Capital, Inc.(a)	103,405	1,678,263
iStar, Inc.*(a)	59,998	608,380
MTGE Investment Corp.	42,011	762,500
New York Mortgage Trust, Inc.(a)	102,772	622,798
Orchid Island Capital, Inc.	47,661	333,627
PennyMac Mortgage Investment Trust	54,781	963,598
Western Asset Mortgage Capital Corp.(a)	37,463	372,757
Total Mortgage REITs		10,765,836

	Shares	Value

Common Stocks (continued)

Office REITs — 15.2%
Brandywine Realty Trust	164,053	$2,642,894
Easterly Government Properties, Inc.(a)	41,562	856,593
Franklin Street Properties Corp.	95,768	745,075
Global Net Lease, Inc.	62,468	1,162,530
Government Properties Income Trust	90,456	1,129,795
Lexington Realty Trust(a)	200,796	1,614,400
Mack-Cali Realty Corp.	76,661	1,316,269
Rexford Industrial Realty, Inc.(a)	72,606	2,218,113
Tier REIT, Inc.	43,827	833,151
Total Office REITs		12,518,820

Residential REITs — 4.0%
Bluerock Residential Growth REIT, Inc.(a)	22,474	202,041
Education Realty Trust, Inc.	70,141	2,308,341
Independence Realty Trust, Inc.(a)	78,558	738,445
Total Residential REITs		3,248,827

Retail REITs — 16.5%
Acadia Realty Trust(a)	75,628	1,784,821
CBL & Associates Properties, Inc.(a)	156,122	652,590
Cedar Realty Trust, Inc.	81,676	317,720
Four Corners Property Trust, Inc.	56,783	1,286,703
Getty Realty Corp.	29,893	748,820
Kite Realty Group Trust(a)	77,325	1,138,224
Pennsylvania Real Estate Investment Trust(a)	63,395	613,663
Ramco-Gershenson Properties Trust(a)	71,217	851,043
Retail Opportunity Investments Corp.(a)	102,451	1,762,157
Seritage Growth Properties, Class A(a)	28,620	1,018,013
Tanger Factory Outlet Centers, Inc.	85,961	1,886,844
Washington Prime Group, Inc.(a)	172,051	1,113,170
Whitestone REIT	35,095	380,781
Total Retail REITs		13,554,549

Specialized REITs — 17.0%
CareTrust REIT, Inc.	69,682	920,499
InfraREIT, Inc.(a)	36,231	772,083
National Storage Affiliates Trust(a)	46,420	1,221,774
Physicians Realty Trust(a)	168,227	2,513,311
QTS Realty Trust, Inc., Class A(a)	40,609	1,437,153
Sabra Health Care REIT, Inc.	163,724	2,997,787
STAG Industrial, Inc.	90,230	2,216,951
Terreno Realty Corp.	50,275	1,867,716
Total Specialized REITs		13,947,274

Total Common Stocks
(Cost $91,478,350)		82,070,461

See notes to financial statements.

Schedules of Investments — IQ U.S. Real Estate Small Cap ETF (continued)

April 30, 2018

	Shares	Value

Short-Term Investment — 0.2%

Money Market Fund — 0.2%
Morgan Stanley Institutional Liquidity Funds Treasury Portfolio — Institutional Class, 1.58%(d)
(Cost $199,787)	199,787	$199,787

Investment of Cash Collateral For Securities Loaned — 4.7%

Money Market Fund — 4.7%
Dreyfus Government Cash Management Fund, Institutional Shares, 1.61%(d)
(Cost $3,865,903)	3,865,903	3,865,903

Total Investments — 104.9%
(Cost $95,544,040)		86,136,151

Other Assets and Liabilities, Net — (4.9)%		(4,046,996)

Net Assets — 100.0%		$82,089,155

*	Non-income producing securities.
(a)	All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $22,892,721; total market value of collateral held by the Fund was $23,498,982. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of $19,633,079.
(b)	Security has been deemed illiquid because it may not be able to be resold within seven days at approximately the price shown. At April 30, 2018, the value of this security was $164,454.
(c)	Security fair valued as determined in good faith in accordance with the procedures established by the Board of Trustees. The security is fair valued using significant unobservable inputs. The valuation technique can be found at the end of the Schedules of Investments for the Fund.
(d)	Reflects the 1-day yield at April 30, 2018.

See notes to financial statements.

Schedules of Investments — IQ U.S. Real Estate Small Cap ETF (continued)

April 30, 2018

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2018. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Investments in Securities:(e)
Common Stocks
Diversified REITs	$14,413,266	$—	$164,454		$14,577,720
Hotel REITs	13,457,435	—	—		13,457,435
Mortgage REITs	10,765,836	—	—		10,765,836
Office REITs	12,518,820	—	—		12,518,820
Residential REITs	3,248,827	—	—		3,248,827
Retail REITs	13,554,549	—	—		13,554,549
Specialized REITs	13,947,274	—	—		13,947,274
Total Common Stocks	81,906,007	—	164,454	(f)	82,070,461
Short-Term Investment:
Money Market Fund	199,787	—	—		199,787
Investment of Cash Collateral for Securities Loaned:
Money Market Fund	3,865,903	—	—		3,865,903
Total Investments in Securities	$85,971,697	$—	$164,454	(f)	$86,136,151

(e)	For a complete listing of investments and their industries, see the Schedules of Investments.
(f)	The Level 3 security, valued at $164,454, has been deemed illiquid and has been fair valued in good faith in accordance with procedures established by the Board of Trustees.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended April 30, 2018, the Fund did not have any transfers between any levels within the fair value hierarchy. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of April 30, 2017	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of April 30, 2018	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2018(g)
Common Stock:
Winthrop Realty Trust(h)	$227,908	$—	$—	$(19,793)	$—	$(43,661)	$—	$—	$164,454	$(19,793)
Total	$227,908	$—	$—	$(19,793)	$—	$(43,661)	$—	$—	$164,454	$(19,793)

Information about Level 3 fair value measurements as of April 30, 2018.

Security Type	Fair Value	Valuation Technique	Unobservable Inputs
Common Stock	$164,454	Peer Analysis	Comparable Securities

(g)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statements of Operations.
(h)	Security has been deemed illiquid and has been fair valued in good faith in accordance with procedures established by the Board of Trustees.

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE International ETF

April 30, 2018

	Shares	Value

Common Stocks — 98.7%

Australia — 6.4%
AGL Energy Ltd.	26,530	$435,169
Alumina Ltd.	123,186	245,486
Amcor Ltd.	45,762	474,281
AMP Ltd.	114,501	349,182
APA Group	48,723	307,101
Aristocrat Leisure Ltd.	27,103	548,702
ASX Ltd.	11,271	498,819
Aurizon Holdings Ltd.	87,158	296,060
Australia & New Zealand Banking Group Ltd.	101,243	2,051,200
Bank of Queensland Ltd.	25,016	189,966
Bendigo & Adelaide Bank Ltd.	27,166	217,776
BHP Billiton Ltd.	113,669	2,655,603
BHP Billiton PLC	71,954	1,530,194
BlueScope Steel Ltd.	21,017	261,926
Boral Ltd.	60,995	316,769
Brambles Ltd.	61,046	454,815
Caltex Australia Ltd.	11,634	272,415
Challenger Ltd.	33,725	274,939
Coca-Cola Amatil Ltd.	33,797	237,003
Commonwealth Bank of Australia	61,776	3,349,081
Computershare Ltd.	26,574	341,009
CSL Ltd.	17,032	2,190,251
Dexus	50,973	365,146
Fortescue Metals Group Ltd.	56,066	192,986
Goodman Group	73,245	501,471
GPT Group (The)	88,296	322,587
Incitec Pivot Ltd.	85,226	244,465
Insurance Australia Group Ltd.	101,935	607,870
Macquarie Group Ltd.	11,773	965,911
Medibank Pvt Ltd.	129,419	286,237
Mirvac Group	182,474	308,539
National Australia Bank Ltd.	95,118	2,078,604
Newcrest Mining Ltd.	28,050	447,820
Oil Search Ltd.	57,435	339,902
Orica Ltd.	18,068	271,136
Origin Energy Ltd.*	71,472	526,019
QBE Insurance Group Ltd.	53,554	402,635
Ramsay Health Care Ltd.	5,637	275,262
Santos Ltd.*	73,251	339,502
Scentre Group	193,111	587,452
SEEK Ltd.	20,226	296,649
Sonic Healthcare Ltd.	19,411	346,089
South32 Ltd.	192,815	541,433
Stockland	108,423	338,830
Suncorp Group Ltd.	53,387	564,994
Sydney Airport	54,214	291,784
Telstra Corp. Ltd.	143,091	343,479
Transurban Group	83,812	733,879
Treasury Wine Estates Ltd.	33,569	483,225
Vicinity Centres	133,491	245,868
Wesfarmers Ltd.	40,157	1,326,778
Westfield Corp.	75,914	527,194
Westpac Banking Corp.	117,540	2,541,085
Woodside Petroleum Ltd.	37,031	900,641
Woolworths Group Ltd.	48,906	1,028,499
Total Australia		37,071,718

Austria — 0.3%
ams AG*	2,267	188,661
ANDRITZ AG	4,362	234,839
Erste Group Bank AG*	12,996	637,491

	Shares	Value
Common Stocks (continued)

Austria (continued)
OMV AG	7,911	$492,240
Total Austria		1,553,231

Belgium — 1.0%
Ageas	8,674	465,833
Anheuser-Busch InBev SA/NV(a)	26,351	2,633,578
Groupe Bruxelles Lambert SA	3,790	434,829
KBC Group NV	10,257	897,217
Proximus SADP	6,544	201,061
Solvay SA	3,099	432,831
UCB SA	5,128	388,839
Umicore SA	9,600	536,556
Total Belgium		5,990,744

Chile — 0.0%(b)
Antofagasta PLC	13,367	179,029

China — 0.3%
AAC Technologies Holdings, Inc.	25,842	376,357
BOC Hong Kong Holdings Ltd.	147,200	766,173
China Mengniu Dairy Co., Ltd.*	109,836	356,872
Want Want China Holdings Ltd.	294,364	261,423
Total China		1,760,825

Denmark — 1.5%
AP Moller — Maersk A/S, Class A	167	256,323
AP Moller — Maersk A/S, Class B	240	387,478
Carlsberg A/S, Class B(a)	4,281	479,982
Chr Hansen Holding A/S	4,628	421,174
Coloplast A/S, Class B	6,088	517,317
Danske Bank A/S	24,979	872,512
DSV A/S	8,128	646,244
Genmab A/S*	2,266	460,061
ISS A/S	7,853	275,068
Novo Nordisk A/S, Class B	62,477	2,956,352
Novozymes A/S, Class B	8,739	413,096
Orsted A/S‡	2,823	186,364
Pandora A/S(a)	3,936	438,748
Vestas Wind Systems A/S	7,759	503,540
Total Denmark		8,814,259

Finland — 1.0%
Elisa OYJ	5,914	262,375
Fortum OYJ	16,387	378,354
Kone OYJ, Class B	13,602	678,064
Neste OYJ	4,506	380,546
Nokia OYJ	200,850	1,207,995
Nokian Renkaat OYJ	5,995	240,835
Sampo OYJ, Class A	16,790	907,784
Stora Enso OYJ, Class R	20,944	415,880
UPM-Kymmene OYJ	21,446	769,040
Wartsila OYJ Abp	20,163	429,970
Total Finland		5,670,843

France — 9.6%
Accor SA	8,942	506,370
Aeroports de Paris	922	203,186
Air Liquide SA	15,387	2,008,710
Airbus SE	19,765	2,325,918
Alstom SA	7,077	322,437
Arkema SA	3,470	454,881
Atos SE	3,856	521,322
AXA SA	65,758	1,884,525

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE International ETF (continued)

April 30, 2018

	Shares	Value

Common Stocks (continued)

France (continued)
BNP Paribas SA	38,814	$3,000,345
Bouygues SA	8,349	426,187
Bureau Veritas SA	12,289	321,450
Capgemini SE	5,602	771,590
Carrefour SA	20,557	423,098
Cie de Saint-Gobain	18,729	984,221
Cie Generale des Etablissements Michelin	7,061	994,299
Credit Agricole SA	39,632	652,890
Danone SA	19,891	1,612,327
Dassault Systemes SE	5,285	684,827
Edenred	12,566	432,694
Electricite de France SA	13,166	185,318
Engie SA	58,819	1,033,997
Essilor International SA	7,442	1,016,480
Eutelsat Communications SA	8,643	187,338
Getlink	19,686	278,042
Hermes International	1,195	773,587
Iliad SA	1,065	213,533
Ingenico Group SA	2,472	216,235
Ipsen SA	1,631	265,042
JCDecaux SA	4,194	150,090
Kering	2,926	1,695,478
Klepierre SA	8,473	347,242
Legrand SA	10,942	852,698
L’Oreal SA	8,495	2,040,927
LVMH Moet Hennessy Louis Vuitton SE	8,943	3,125,865
Natixis SA	31,666	260,619
Orange SA	66,658	1,217,304
Orpea	2,259	290,263
Pernod Ricard SA	7,320	1,216,495
Peugeot SA	15,777	389,241
Publicis Groupe SA	8,126	608,705
Renault SA	6,989	758,618
Rexel SA	15,672	243,313
Rubis SCA	3,700	288,337
Safran SA	10,462	1,231,912
Sanofi	39,003	3,100,248
Schneider Electric SE*	19,629	1,785,321
SCOR SE	7,773	316,018
Societe Generale SA	26,359	1,447,602
Sodexo SA	3,002	297,778
Suez	13,299	192,171
Teleperformance	2,395	384,564
Thales SA	4,109	521,272
TOTAL SA	78,948	4,991,493
Ubisoft Entertainment SA*	3,385	324,154
Unibail-Rodamco SE	3,697	888,429
Valeo SA	9,529	638,277
Veolia Environnement SA*	18,176	431,628
Vinci SA	17,164	1,723,289
Vivendi SA	40,390	1,068,214
Total France		55,528,414

Germany — 8.3%
adidas AG	7,524	1,853,551
Allianz SE	15,402	3,655,862
BASF SE	33,141	3,456,333
Bayer AG	29,934	3,590,584
Bayerische Motoren Werke AG	12,254	1,369,044
Beiersdorf AG	4,341	492,591

	Shares	Value
Common Stocks (continued)

Germany (continued)
Brenntag AG	6,680	$383,523
Commerzbank AG*	39,954	516,997
Continental AG	3,871	1,034,539
Covestro AG‡	4,651	424,597
Daimler AG	33,862	2,679,739
Delivery Hero AG‡*	4,479	214,296
Deutsche Bank AG	68,638	942,564
Deutsche Boerse AG	6,759	911,758
Deutsche Lufthansa AG	6,944	202,780
Deutsche Post AG	33,241	1,449,839
Deutsche Telekom AG	111,607	1,954,557
Deutsche Wohnen SE	14,577	689,331
E.ON SE	74,279	814,156
Fresenius Medical Care AG & Co. KGaA	7,821	796,389
Fresenius SE & Co. KGaA	15,492	1,185,562
GEA Group AG	7,554	295,798
Hannover Rueck SE	2,513	354,022
HeidelbergCement AG	5,746	564,132
Henkel AG & Co. KGaA	3,756	448,127
HUGO BOSS AG	3,154	296,469
Infineon Technologies AG	45,039	1,157,974
K+S AG	8,149	240,332
LANXESS AG	4,474	332,762
LEG Immobilien AG	2,194	253,256
Linde AG*	6,870	1,527,676
Merck KGaA	4,790	470,043
METRO AG	7,008	101,732
MTU Aero Engines AG	2,715	469,077
Muenchener Rueckversicherungs-Gesellschaft AG	4,730	1,085,523
OSRAM Licht AG	4,876	281,422
ProSiebenSat.1 Media SE	9,702	352,831
RWE AG	20,026	480,884
SAP SE	32,605	3,640,732
Siemens AG	26,857	3,427,871
Symrise AG	5,660	458,857
thyssenkrupp AG	18,680	487,494
TUI AG	16,991	385,089
United Internet AG	5,088	330,603
Volkswagen AG	988	202,213
Vonovia SE	16,458	827,396
Wirecard AG	5,096	696,355
Zalando SE‡*	4,912	253,707
Total Germany		48,040,969

Hong Kong — 3.2%
AIA Group Ltd.	436,814	3,934,985
ASM Pacific Technology Ltd.	13,367	183,944
Bank of East Asia Ltd. (The)	68,309	301,149
CK Asset Holdings Ltd.	102,858	891,853
CK Hutchison Holdings Ltd.	104,854	1,243,832
CK Infrastructure Holdings Ltd.	31,603	250,062
CLP Holdings Ltd.	66,630	691,918
Galaxy Entertainment Group Ltd.	83,752	740,597
Hang Lung Properties Ltd.	96,000	228,005
Hang Seng Bank Ltd.	30,343	771,696
Henderson Land Development Co., Ltd.	49,103	313,141
Hong Kong & China Gas Co., Ltd.	333,385	698,353
Hong Kong Exchanges and Clearing Ltd.	45,717	1,498,221

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE International ETF (continued)

April 30, 2018

	Shares	Value

Common Stocks (continued)

Hong Kong (continued)
Hongkong Land Holdings Ltd.	51,626	$374,288
Hopewell Holdings Ltd.	59,927	213,418
Hysan Development Co., Ltd.	50,627	295,766
Jardine Matheson Holdings Ltd.	7,842	476,245
Jardine Strategic Holdings Ltd.	7,620	289,560
Link REIT	92,017	816,027
MTR Corp. Ltd.	61,347	345,887
New World Development Co., Ltd.	260,432	384,928
Power Assets Holdings Ltd.	55,838	415,855
Sino Land Co., Ltd.	149,380	258,476
Sun Hung Kai Properties Ltd.	53,508	864,500
Swire Pacific Ltd., Class A	24,754	246,018
Techtronic Industries Co., Ltd.	61,494	363,562
WH Group Ltd.‡	317,247	331,061
Wharf Real Estate Investment Co., Ltd.	49,340	370,918
Wheelock & Co., Ltd.	38,498	287,205
Yue Yuen Industrial Holdings Ltd.	44,511	126,757
Total Hong Kong		18,208,227

Ireland — 0.6%
AIB Group PLC	24,344	145,356
Bank of Ireland Group PLC	34,145	307,342
CRH PLC(c)	28,899	1,027,342
James Hardie Industries PLC	19,251	343,091
Kerry Group PLC, Class A(a)	5,417	553,037
Kingspan Group PLC	5,791	262,376
Paddy Power Betfair PLC	3,123	308,845
Smurfit Kappa Group PLC	8,948	381,321
Total Ireland		3,328,710

Israel — 0.4%
Bank Hapoalim BM	79,611	545,654
Bank Leumi Le-Israel BM	108,273	640,989
Bezeq The Israeli Telecommunication Corp. Ltd.	171,958	217,080
Nice Ltd.*	5,297	502,626
Teva Pharmaceutical Industries Ltd.	33,969	620,296
Total Israel		2,526,645

Italy — 2.3%
Assicurazioni Generali SpA(a)	47,642	963,572
Atlantia SpA	22,813	757,973
Banco BPM SpA*	64,095	233,596
Enel SpA	283,551	1,804,744
Eni SpA	94,066	1,841,138
Ferrari NV	4,756	586,399
Intesa Sanpaolo SpA	507,312	1,935,033
Leonardo SpA	19,601	227,583
Luxottica Group SpA	6,457	403,798
Mediobanca SpA	34,800	423,186
Prysmian SpA	13,141	387,080
Recordati SpA	7,306	261,724
Snam SpA	100,019	481,559
Telecom Italia SpA*(a)	415,771	411,010
Telecom Italia SpA-RSP	237,608	204,686
Terna Rete Elettrica Nazionale SpA	71,038	427,166
UniCredit SpA	81,419	1,768,109
Unione di Banche Italiane SpA(a)	45,877	236,957
Total Italy		13,355,313

	Shares	Value
Common Stocks (continued)

Japan — 23.7%
Aeon Co., Ltd.	28,103	$561,803
Air Water, Inc.	12,174	235,192
Aisin Seiki Co., Ltd.	7,348	398,877
Ajinomoto Co., Inc.	21,752	398,762
Alfresa Holdings Corp.	10,263	226,597
Alps Electric Co., Ltd.	8,325	184,721
Amada Holdings Co., Ltd.	22,939	276,086
Aozora Bank Ltd.	7,365	297,831
Asahi Glass Co., Ltd.	9,480	393,321
Asahi Group Holdings Ltd.	15,872	802,992
Asahi Kasei Corp.	55,050	758,400
Asics Corp.	9,199	174,186
Astellas Pharma, Inc.	78,942	1,158,249
Bandai Namco Holdings, Inc.	10,097	342,795
Bridgestone Corp.	23,594	989,471
Brother Industries Ltd.	12,955	278,931
Canon, Inc.	38,791	1,343,549
Casio Computer Co., Ltd.	11,429	170,560
Central Japan Railway Co.(c)	6,717	1,348,618
Chiba Bank Ltd. (The)	33,844	273,412
Chubu Electric Power Co., Inc.	26,610	416,689
Chugai Pharmaceutical Co., Ltd.	9,194	485,641
Concordia Financial Group Ltd.	54,063	314,719
Credit Saison Co., Ltd.	9,505	170,512
Dai Nippon Printing Co., Ltd.	14,989	322,998
Daicel Corp.	17,429	201,646
Daifuku Co., Ltd.	3,569	191,782
Dai-ichi Life Holdings, Inc.	42,200	838,408
Daiichi Sankyo Co., Ltd.	27,377	938,211
Daikin Industries Ltd.	10,398	1,216,782
Daito Trust Construction Co., Ltd.	3,070	512,158
Daiwa House Industry Co., Ltd.	24,806	909,043
Daiwa Securities Group, Inc.	67,942	417,680
Denso Corp.	17,594	925,484
Dentsu, Inc.	8,857	419,276
Disco Corp.	960	169,146
Don Quijote Holdings Co., Ltd.	5,411	291,751
East Japan Railway Co.(c)	13,671	1,310,567
Eisai Co., Ltd.	10,420	699,428
Electric Power Development Co., Ltd.	7,785	211,869
FANUC Corp.(c)	7,251	1,561,193
Fast Retailing Co., Ltd.	2,007	884,235
FUJIFILM Holdings Corp.	15,416	620,585
Fujitsu Ltd.	76,983	468,476
Fukuoka Financial Group, Inc.	42,127	225,601
Hamamatsu Photonics K.K.	7,014	270,496
Hankyu Hanshin Holdings, Inc.	10,465	412,671
Hino Motors Ltd.	16,732	204,439
Hirose Electric Co., Ltd.	2,019	284,514
Hitachi Ltd.(c)	172,292	1,262,136
Honda Motor Co., Ltd.(c)	63,568	2,188,354
Hoya Corp.	15,780	845,349
Idemitsu Kosan Co., Ltd.	5,966	233,624
IHI Corp.	7,240	237,529
Inpex Corp.	38,946	499,171
Isetan Mitsukoshi Holdings Ltd.	15,654	174,243
Isuzu Motors Ltd.	26,483	405,141
ITOCHU Corp.	55,602	1,114,835
J Front Retailing Co., Ltd.	12,159	197,233

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE International ETF (continued)

April 30, 2018

	Shares	Value

Common Stocks (continued)

Japan (continued)
Japan Exchange Group, Inc.	22,082	$409,655
Japan Tobacco, Inc.(c)	44,457	1,193,036
JFE Holdings, Inc.	21,008	432,831
JGC Corp.	12,603	309,244
JTEKT Corp.	12,170	197,411
JXTG Holdings, Inc.	138,738	905,775
Kajima Corp.	34,230	330,022
Kansai Electric Power Co., Inc. (The)	28,345	396,325
Kansai Paint Co., Ltd.	12,930	291,154
Kao Corp.	18,816	1,350,694
Kawasaki Heavy Industries Ltd.	7,258	243,426
KDDI Corp.(c)	64,979	1,744,056
Keikyu Corp.	13,441	246,526
Keio Corp.	6,028	275,991
Keisei Electric Railway Co., Ltd.	7,871	256,792
Keyence Corp.(c)	3,373	2,064,335
Kikkoman Corp.	8,841	383,373
Kintetsu Group Holdings Co., Ltd.	7,871	320,451
Kirin Holdings Co., Ltd.	35,045	984,174
Koito Manufacturing Co., Ltd.	5,893	395,829
Komatsu Ltd.	35,145	1,204,421
Konami Holdings Corp.	4,119	202,515
Konica Minolta, Inc.	22,802	195,877
Kubota Corp.	44,896	758,832
Kuraray Co., Ltd.	20,230	336,843
Kurita Water Industries Ltd.	9,003	292,078
Kyocera Corp.	12,530	801,325
Kyowa Hakko Kirin Co., Ltd.	13,322	289,024
Kyushu Electric Power Co., Inc.	19,511	241,068
Lion Corp.	11,268	243,226
LIXIL Group Corp.	12,434	278,735
M3, Inc.	10,063	381,185
Makita Corp.	11,640	523,361
Marubeni Corp.	72,631	547,064
Marui Group Co., Ltd.	12,151	252,625
Mazda Motor Corp.	22,551	313,560
MEIJI Holdings Co., Ltd.	5,714	458,478
MINEBEA MITSUMI, Inc.	15,420	309,598
Miraca Holdings, Inc.	4,369	170,488
MISUMI Group, Inc.	14,238	394,253
Mitsubishi Chemical Holdings Corp.	54,018	513,152
Mitsubishi Corp.	50,530	1,397,800
Mitsubishi Electric Corp.	74,991	1,151,678
Mitsubishi Estate Co., Ltd.	46,061	842,926
Mitsubishi Heavy Industries Ltd.	12,167	481,009
Mitsubishi Materials Corp.	6,228	190,098
Mitsubishi Motors Corp.	29,510	220,061
Mitsubishi UFJ Financial Group, Inc.(c)	460,019	3,082,348
Mitsui & Co., Ltd.	65,006	1,174,177
Mitsui Chemicals, Inc.	6,795	194,986
Mitsui Fudosan Co., Ltd.	35,254	905,795
Mitsui OSK Lines Ltd.	6,551	194,270
Mizuho Financial Group, Inc.	870,300	1,577,953
MS&AD Insurance Group Holdings, Inc.	20,120	675,171
Murata Manufacturing Co., Ltd.	7,102	898,905
Nabtesco Corp.	8,614	311,340
NEC Corp.	10,396	285,492
Nexon Co., Ltd.*	14,198	206,693
NGK Insulators Ltd.	13,126	241,348
NGK Spark Plug Co., Ltd.	10,133	261,138
NH Foods Ltd.	5,923	259,004

	Shares	Value
Common Stocks (continued)

Japan (continued)
Nidec Corp.	8,838	$1,384,358
Nihon M&A Center, Inc.	5,202	152,602
Nikon Corp.	18,549	323,431
Nintendo Co., Ltd.	3,935	1,660,306
Nippon Express Co., Ltd.	3,732	282,053
Nippon Paint Holdings Co., Ltd.	7,075	289,660
Nippon Shinyaku Co., Ltd.	3,277	244,371
Nippon Steel & Sumitomo Metal Corp.	30,473	664,182
Nippon Telegraph & Telephone Corp.(c)	25,070	1,192,500
Nippon Yusen K.K.	8,328	177,634
Nissan Chemical Industries Ltd.	8,858	394,633
Nissan Motor Co., Ltd.	66,504	699,834
Nisshin Seifun Group, Inc.	15,774	344,959
Nissin Foods Holdings Co., Ltd.	4,700	345,762
Nitori Holdings Co., Ltd.	3,234	546,167
Nitto Denko Corp.	6,466	481,589
Nomura Holdings, Inc.(c)	128,695	743,414
Nomura Research Institute Ltd.	5,990	309,285
NSK Ltd.	21,733	291,958
NTT Data Corp.	28,956	311,986
NTT DOCOMO, Inc.	47,712	1,236,130
Obayashi Corp.	32,665	376,726
Obic Co., Ltd.	3,731	312,664
Odakyu Electric Railway Co., Ltd.	14,437	311,499
Oji Holdings Corp.	47,125	331,608
Olympus Corp.	12,720	474,857
Omron Corp.	8,874	481,714
Ono Pharmaceutical Co., Ltd.	18,534	429,284
Oriental Land Co., Ltd.	7,790	777,042
ORIX Corp.	49,642	872,846
Osaka Gas Co., Ltd.	15,785	339,574
Otsuka Holdings Co., Ltd.	16,991	890,038
Panasonic Corp.(c)	78,998	1,178,202
PeptiDream, Inc.*	4,425	179,548
Pigeon Corp.	4,686	219,686
Rakuten, Inc.	29,521	210,485
Recruit Holdings Co., Ltd.	45,984	1,061,929
Renesas Electronics Corp.*	17,133	179,746
Resona Holdings, Inc.	93,755	533,442
Ricoh Co., Ltd.	32,059	313,778
Rohm Co., Ltd.	4,556	425,518
Ryohin Keikaku Co., Ltd.	1,145	392,915
Santen Pharmaceutical Co., Ltd.	19,039	321,014
SBI Holdings, Inc.	11,584	292,921
SCREEN Holdings Co., Ltd.	1,462	120,380
Secom Co., Ltd.	8,176	612,836
Seiko Epson Corp.	13,637	256,103
Sekisui Chemical Co., Ltd.	20,367	361,087
Sekisui House Ltd.	24,678	452,064
Seven & i Holdings Co., Ltd.(c)	28,284	1,241,989
Sharp Corp.	5,258	154,485
Shima Seiki Manufacturing Ltd.	1,443	91,782
Shimadzu Corp.	14,392	391,415
Shimano, Inc.	3,229	429,058
Shimizu Corp.	29,037	287,650
Shin-Etsu Chemical Co., Ltd.	15,725	1,581,482
Shionogi & Co., Ltd.	12,162	626,189
Shiseido Co., Ltd.(c)	14,993	974,459
Shizuoka Bank Ltd. (The)	26,722	271,555
Showa Denko K.K.	4,843	161,765

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE International ETF (continued)

April 30, 2018

	Shares	Value

Common Stocks (continued)

Japan (continued)
SMC Corp.	2,332	$889,112
SoftBank Group Corp.(c)	30,517	2,370,802
Sompo Holdings, Inc.	14,635	613,888
Sony Corp.	44,879	2,214,728
Sotetsu Holdings, Inc.	6,494	186,348
Stanley Electric Co., Ltd.	8,089	293,104
Start Today Co., Ltd.	7,343	212,053
Subaru Corp.	22,848	768,177
SUMCO Corp.	8,390	207,172
Sumitomo Chemical Co., Ltd.	63,681	366,053
Sumitomo Corp.	47,043	846,710
Sumitomo Electric Industries Ltd.	31,005	475,878
Sumitomo Metal Mining Co., Ltd.	10,207	438,222
Sumitomo Mitsui Financial Group, Inc.(c)	48,925	2,034,350
Sumitomo Mitsui Trust Holdings, Inc.	14,523	616,622
Sumitomo Realty & Development Co., Ltd.	16,915	672,272
Suntory Beverage & Food Ltd.	6,001	295,594
Suzuki Motor Corp.	15,691	844,740
Sysmex Corp.	6,092	538,913
T&D Holdings, Inc.	26,008	441,845
Taiheiyo Cement Corp.	7,028	266,219
Taisei Corp.	10,166	549,062
Taisho Pharmaceutical Holdings Co., Ltd.	2,743	262,957
Takashimaya Co., Ltd.	20,055	172,280
Takeda Pharmaceutical Co., Ltd.	28,620	1,208,618
TDK Corp.	5,094	439,920
Teijin Ltd.	11,061	208,332
Terumo Corp.	14,218	805,589
Tobu Railway Co., Ltd.	10,185	324,840
Toho Co., Ltd.	7,615	254,703
Tohoku Electric Power Co., Inc.	19,372	249,796
Tokio Marine Holdings, Inc.(c)	26,468	1,251,017
Tokyo Electric Power Co., Holdings, Inc.*	58,849	280,195
Tokyo Electron Ltd.(c)	5,894	1,134,093
Tokyo Gas Co., Ltd.	17,713	474,613
Tokyu Corp.	23,860	401,428
Toppan Printing Co., Ltd.	27,938	233,870
Toray Industries, Inc.	61,786	577,065
Toshiba Corp.*	196,383	525,842
Tosoh Corp.	10,861	192,754
TOTO Ltd.	7,576	429,947
Toyo Suisan Kaisha Ltd.	5,856	230,654
Toyota Industries Corp.	6,948	410,816
Toyota Motor Corp.(c)	89,814	5,894,031
Toyota Tsusho Corp.	10,203	366,907
Tsuruha Holdings, Inc.	2,113	303,747
Unicharm Corp.	16,494	463,505
USS Co., Ltd.	13,705	288,190
West Japan Railway Co.	7,305	517,375
Yahoo Japan Corp.	62,542	257,198
Yakult Honsha Co., Ltd.	5,931	422,772
Yamada Denki Co., Ltd.	37,096	194,591
Yamaguchi Financial Group, Inc.	15,928	199,127
Yamaha Corp.	6,414	310,076
Yamaha Motor Co., Ltd.	12,457	398,442
Yamato Holdings Co., Ltd.	15,302	393,999
Yaskawa Electric Corp.	7,791	318,262
Total Japan		137,196,532

	Shares	Value
Common Stocks (continued)

Jersey — 0.1%
Randgold Resources Ltd.	3,662	$295,973

Kazakhstan — 0.0%(b)
KAZ Minerals PLC*	10,507	133,199

Luxembourg — 0.3%
ArcelorMittal*	21,270	721,997
Eurofins Scientific SE	457	247,251
RTL Group SA	2,027	167,146
SES SA(a)	14,201	219,618
Tenaris SA	21,153	397,923
Total Luxembourg		1,753,935

Macau — 0.2%
Sands China Ltd.	95,649	557,569
Wynn Macau Ltd.	77,486	289,773
Total Macau		847,342

Netherlands — 4.2%
ABN AMRO Group NV‡	9,708	301,792
Aegon NV	67,250	494,984
Akzo Nobel NV	9,557	864,852
Altice NV, Class A*	24,877	238,588
ASML Holding NV	13,187	2,509,373
ASR Nederland NV	3,288	155,565
EXOR NV	5,081	377,785
Gemalto NV	3,645	219,666
Heineken Holding NV	4,320	439,475
Heineken NV	8,494	895,911
ING Groep NV	139,389	2,353,694
Koninklijke Ahold Delhaize NV	47,743	1,153,950
Koninklijke DSM NV	7,390	766,252
Koninklijke KPN NV	123,017	383,017
Koninklijke Philips NV	34,045	1,448,298
NN Group NV	13,986	670,677
Randstad NV	4,506	290,609
Royal Dutch Shell PLC, Class A(c)	154,885	5,399,403
Royal Dutch Shell PLC, Class B(c)	135,292	4,847,750
Wolters Kluwer NV(a)	12,321	667,349
Total Netherlands		24,478,990

New Zealand — 0.2%
Auckland International Airport Ltd.	63,997	287,689
Fisher & Paykel Healthcare Corp. Ltd.	41,201	370,135
Fletcher Building Ltd.	55,445	246,510
Spark New Zealand Ltd.	105,758	257,829
Total New Zealand		1,162,163

Norway — 0.6%
DNB ASA(a)	43,770	822,555
Norsk Hydro ASA	52,537	328,295
Orkla ASA	38,474	357,024
Schibsted ASA, Class A	7,084	207,451
Statoil ASA(a)	37,546	963,127
Telenor ASA	25,993	576,894
Yara International ASA	7,327	310,051
Total Norway		3,565,397

Portugal — 0.1%
EDP — Energias de Portugal SA(a)	91,768	341,049
Galp Energia SGPS SA	13,473	259,065
Jeronimo Martins SGPS SA	11,138	195,664
Total Portugal		795,778

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE International ETF (continued)

April 30, 2018

	Shares	Value

Common Stocks (continued)

Russia — 0.0%(b)
Polymetal International PLC	22,016	$221,181

Singapore — 1.3%
Ascendas Real Estate Investment Trust	162,943	328,581
CapitaLand Commercial Trust	264,397	363,432
CapitaLand Ltd.	107,201	304,426
CapitaLand Mall Trust	179,903	285,334
City Developments Ltd.	23,821	227,946
ComfortDelGro Corp. Ltd.	126,778	215,438
DBS Group Holdings Ltd.	63,655	1,482,663
Genting Singapore PLC	262,175	231,672
Keppel Corp. Ltd.	63,568	393,204
Oversea-Chinese Banking Corp. Ltd.	113,774	1,185,817
Singapore Exchange Ltd.	56,240	327,913
Singapore Press Holdings Ltd.	113,070	232,280
Singapore Technologies Engineering Ltd.	83,431	219,912
Singapore Telecommunications Ltd.	249,076	662,171
United Overseas Bank Ltd.	46,350	1,055,088
Total Singapore		7,515,877

South Africa — 0.1%
Mediclinic International PLC	22,500	207,945
Mondi PLC	16,969	473,522
Total South Africa		681,467

South Korea — 4.9%
Amorepacific Corp.	1,467	479,362
AMOREPACIFIC Group	1,406	188,248
Celltrion Healthcare Co., Ltd.*	1,759	147,894
Celltrion, Inc.*	2,863	726,439
Coway Co., Ltd.	3,271	267,977
DB Insurance Co., Ltd.	3,546	208,832
E-Mart Inc.	1,174	296,784
GS Holdings Corp.	2,703	155,137
Hana Financial Group, Inc.	12,993	580,886
Hankook Tire Co., Ltd.	4,630	214,366
Hotel Shilla Co., Ltd.	1,499	162,805
Hyundai Heavy Industries Co., Ltd.*	1,500	167,829
Hyundai Heavy Industries Holdings Co., Ltd.*	412	162,979
Hyundai Mobis Co., Ltd.	2,605	604,878
Hyundai Motor Co.	6,486	971,640
Hyundai Steel Co.	4,377	248,346
Industrial Bank of Korea	17,059	269,130
Kakao Corp.	1,706	177,301
Kangwon Land, Inc.	8,128	219,933
KB Financial Group, Inc.	16,385	938,872
Kia Motors Corp.	11,637	360,643
Korea Aerospace Industries Ltd.*	3,543	143,306
Korea Electric Power Corp.	10,508	368,451
Korea Zinc Co., Ltd.	581	235,816
KT&G Corp.	5,242	480,003
LG Chem Ltd.	1,949	656,936
LG Corp.	5,147	390,826
LG Display Co., Ltd.	9,812	215,431
LG Electronics, Inc.	4,527	432,334
LG Household & Health Care Ltd.	461	591,330
Lotte Chemical Corp.	692	268,235
NAVER Corp.	1,088	729,374
NCSoft Corp.	762	256,842
POSCO	2,701	942,018

	Shares	Value
Common Stocks (continued)

South Korea (continued)
Samsung Biologics Co., Ltd.‡*	632	$288,766
Samsung C&T Corp.	2,909	381,312
Samsung Electro-Mechanics Co., Ltd.	2,082	230,998
Samsung Electronics Co., Ltd(d).	3,344	8,296,990
Samsung Fire & Marine Insurance Co., Ltd.	1,607	402,483
Samsung Life Insurance Co., Ltd.	3,285	359,857
Samsung SDI Co., Ltd.	2,114	363,203
Samsung SDS Co., Ltd.	1,435	329,175
Shinhan Financial Group Co., Ltd.	19,321	861,987
SillaJen, Inc.*	1,980	155,908
SK Holdings Co., Ltd.	1,418	390,330
SK Hynix, Inc.	19,101	1,511,197
SK Innovation Co., Ltd.	2,768	509,257
SK Telecom Co., Ltd.	1,221	261,222
S-Oil Corp.	2,674	275,399
Woori Bank	22,774	342,234
Total South Korea		28,221,501

Spain — 3.0%
Abertis Infraestructuras SA	27,921	615,985
ACS Actividades de Construccion y Servicios SA	11,009	465,936
Aena SME SA‡	2,561	529,417
Amadeus IT Group SA	15,698	1,151,255
Banco Bilbao Vizcaya Argentaria SA	237,767	1,933,327
Banco de Sabadell SA	223,741	439,682
Banco Santander SA	562,308	3,650,310
Bankia SA	56,476	248,850
Bankinter SA	36,646	384,313
CaixaBank SA	135,387	660,677
Enagas SA	11,181	326,104
Endesa SA	11,874	277,885
Ferrovial SA	20,388	436,862
Gas Natural SDG SA	11,532	291,338
Grifols SA	21,461	605,446
Iberdrola SA	191,315	1,483,037
Industria de Diseno Textil SA(a)	37,052	1,154,073
Red Electrica Corp. SA	17,727	370,099
Repsol SA	43,187	827,029
Telefonica SA	156,777	1,597,361
Total Spain		17,448,986

Sweden — 2.4%
Alfa Laval AB	14,163	352,658
Assa Abloy AB, B Shares	33,060	696,517
Atlas Copco AB, A Shares	21,905	862,120
Atlas Copco AB, B Shares	13,090	467,575
Boliden AB	10,201	355,629
Electrolux AB	8,722	230,744
Essity AB, B Shares	21,685	553,100
Hennes & Mauritz AB, B Shares	32,283	553,201
Hexagon AB, B Shares	9,643	560,293
Industrivarden AB, A Shares	18,752	413,732
Investor AB, B Shares	16,379	717,694
Kinnevik AB, B Shares	10,924	396,203
Lundin Petroleum AB*	9,516	263,614
Nordea Bank AB	105,439	1,077,907
Sandvik AB	39,419	676,295
Securitas AB, B Shares	14,200	230,630
Skandinaviska Enskilda Banken AB, A Shares	50,177	473,476

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE International ETF (continued)

April 30, 2018

	Shares	Value

Common Stocks (continued)

Sweden (continued)
Skanska AB, B Shares	13,810	$270,577
SKF AB, B Shares	15,835	322,478
Svenska Cellulosa AB SCA, B Shares	21,685	241,380
Svenska Handelsbanken AB, A Shares	50,198	562,668
Swedbank AB, A Shares	36,479	796,713
Swedish Match AB	8,282	373,225
Telefonaktiebolaget LM Ericsson, B Shares	104,689	804,655
Telia Co. AB	88,408	436,630
Trelleborg AB, B Shares	13,034	306,060
Volvo AB, B Shares	53,817	918,391
Total Sweden		13,914,165

Switzerland — 7.6%
ABB Ltd.	70,158	1,647,108
Adecco Group AG	6,221	414,398
Baloise Holding AG	2,048	326,265
Chocoladefabriken Lindt & Spruengli AG*	47	302,919
Cie Financiere Richemont SA	18,896	1,805,037
Clariant AG*	11,131	258,738
Coca-Cola HBC AG*	8,660	291,517
Credit Suisse Group AG*	85,580	1,451,981
Dufry AG*	1,528	217,415
EMS-Chemie Holding AG	440	273,361
Ferguson PLC	8,920	685,557
Geberit AG	1,561	669,563
Givaudan SA	388	869,756
Glencore PLC*(c)	407,810	1,969,871
Julius Baer Group Ltd.*	8,475	507,181
Kuehne + Nagel International AG	1,550	242,701
LafargeHolcim Ltd.*	15,712	878,691
Logitech International SA	3,475	129,466
Lonza Group AG*	3,117	768,938
Nestle SA	108,712	8,454,035
Novartis AG	76,509	5,928,114
Partners Group Holding AG	844	619,422
PSP Swiss Property AG	2,414	226,427
Roche Holding AG	25,080	5,595,432
Schindler Holding AG — Participating Certificate	2,358	489,751
SGS SA	229	559,140
Sika AG	100	730,377
Sonova Holding AG	2,314	383,836
STMicroelectronics NV	22,641	495,670
Swatch Group AG (The)	1,256	607,128
Swiss Life Holding AG*	1,383	486,893
Swiss Prime Site AG*	3,419	321,384
Swiss Re AG	11,066	1,058,195
Swisscom AG(a)	823	396,576
UBS Group AG*	120,288	2,037,812
Vifor Pharma AG	2,771	440,186
Zurich Insurance Group AG	5,077	1,628,907
Total Switzerland		44,169,748

United Arab Emirates — 0.1%
NMC Health PLC	4,910	241,296

	Shares	Value
Common Stocks (continued)

United Kingdom — 14.5%
3i Group PLC	40,211	$521,502
Admiral Group PLC	11,093	304,509
Anglo American PLC(a)	36,059	848,988
Ashtead Group PLC	20,324	569,103
Associated British Foods PLC	13,086	487,369
AstraZeneca PLC(c)	45,343	3,186,985
Auto Trader Group PLC‡	27,179	132,146
Aviva PLC(c)	143,208	1,043,439
BAE Systems PLC	110,654	931,221
Barclays PLC(c)	601,416	1,716,776
Barratt Developments PLC	39,299	302,037
Berkeley Group Holdings PLC	5,187	290,916
BP PLC	673,465	4,990,471
British American Tobacco PLC(c)	79,926	4,402,341
British Land Co. PLC (The)	38,618	357,653
BT Group PLC(c)	301,669	1,036,474
Bunzl PLC	13,597	395,344
Burberry Group PLC	17,475	438,902
Capita PLC(a)	28,167	74,313
Centrica PLC	197,422	418,212
CNH Industrial NV	34,763	430,086
Cobham PLC*	59,962	95,060
Compass Group PLC(c)	54,886	1,179,317
Croda International PLC	6,261	384,698
DCC PLC	3,550	342,271
Diageo PLC(c)	88,035	3,139,292
Direct Line Insurance Group PLC	60,314	310,944
DS Smith PLC	46,945	337,782
Experian PLC	35,232	808,942
Fiat Chrysler Automobiles NV*	37,951	851,479
G4S PLC	66,940	238,705
GlaxoSmithKline PLC(c)	171,045	3,442,895
Hammerson PLC	39,004	294,935
Hargreaves Lansdown PLC	11,614	286,258
HSBC Holdings PLC	701,128	7,005,177
IMI PLC	13,784	207,320
Imperial Brands PLC(c)	34,125	1,224,169
Informa PLC	41,173	419,084
InterContinental Hotels Group PLC	7,535	476,262
International Consolidated Airlines Group SA	37,155	322,508
Intertek Group PLC	7,542	509,114
ITV PLC	139,856	292,124
J Sainsbury PLC	68,675	292,282
Johnson Matthey PLC	7,836	355,519
Just Eat PLC*	22,847	243,502
Kingfisher PLC	88,804	371,590
Land Securities Group PLC	28,010	381,320
Legal & General Group PLC	214,410	797,357
Lloyds Banking Group PLC(c)	2,527,002	2,250,534
London Stock Exchange Group PLC	11,095	657,113
Marks & Spencer Group PLC	63,692	252,388
Meggitt PLC	37,766	245,728
Melrose Industries PLC	215,850	677,846
Micro Focus International PLC	17,396	300,224
National Grid PLC(c)	118,697	1,377,871
Next PLC	5,491	397,513
Old Mutual PLC	179,777	623,001

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE International ETF (continued)

April 30, 2018

	Shares	Value

Common Stocks (continued)

United Kingdom (continued)
Pearson PLC	31,657	$363,560
Persimmon PLC	12,262	458,538
Prudential PLC(c)	90,737	2,342,686
Reckitt Benckiser Group PLC(c)	22,521	1,768,720
RELX NV	33,440	711,685
RELX PLC	38,395	822,072
Rio Tinto Ltd.	14,474	872,526
Rio Tinto PLC	40,903	2,223,087
Rolls-Royce Holdings PLC, Class C*(d)(e)	4,129,147	5,687
Rolls-Royce Holdings PLC*	58,980	682,383
Royal Bank of Scotland Group PLC*	116,489	433,525
Royal Mail PLC	39,455	315,843
RSA Insurance Group PLC	45,868	415,321
Sage Group PLC (The)	44,459	388,968
Schroders PLC	4,904	222,967
Severn Trent PLC	9,225	246,497
Sky PLC	36,764	697,776
Smith & Nephew PLC	34,212	657,822
Smiths Group PLC	18,316	403,010
SSE PLC(c)	35,855	682,005
St James’s Place PLC	22,290	348,918
Standard Chartered PLC	99,312	1,049,159
Standard Life Aberdeen PLC	103,401	520,258
Tate & Lyle PLC	25,822	204,362
Taylor Wimpey PLC	126,813	334,922
TechnipFMC PLC	18,767	617,421
Tesco PLC(c)	357,756	1,162,409
Travis Perkins PLC	11,605	202,839
Unilever NV(c)	53,098	3,044,058
Unilever PLC	40,729	2,287,399
United Utilities Group PLC	26,588	272,167
Vodafone Group PLC(c)	956,340	2,787,226
Weir Group PLC (The)	10,646	313,207
Whitbread PLC	6,680	393,882
Wm Morrison Supermarkets PLC	95,240	318,896
WPP PLC(c)	44,525	765,048
Total United Kingdom		83,607,760

United States — 0.5%
Carnival PLC	6,409	417,096
QIAGEN NV*	8,610	283,887
Samsonite International SA	59,223	268,638
Shire PLC(c)	31,732	1,689,677
Total United States		2,659,298

Total Common Stocks
(Cost $543,607,913)		570,939,515

Preferred Stocks — 0.7%

Germany — 0.5%
FUCHS PETROLUB SE, 2.01%	5,651	304,098
Henkel AG & Co. KGaA, 1.72%	6,843	871,417
Porsche Automobil Holding SE, 1.44%	6,470	553,447
Volkswagen AG, 2.30%	6,477	1,344,735
Total Germany		3,073,697

	Shares	Value
Preferred Stocks (continued)

South Korea — 0.2%
Samsung Electronics Co., Ltd., 2.60%(d)	499	$992,814

Total Preferred Stocks
(Cost $3,576,730)		4,066,511

Right — 0.0%(b)

New Zealand — 0.0%(b)
Fletcher Building Ltd., expires 5/14/18*(d)(e) (Cost $0)	10,154	—

Short-Term Investment — 0.1%

Money Market Fund — 0.1%
Morgan Stanley Institutional Liquidity Funds Treasury Portfolio — Institutional Class, 1.58%(f)
(Cost $312,496)	312,496	312,496

Investment of Cash Collateral For Securities Loaned — 1.6%

Money Market Fund — 1.6%
Dreyfus Government Cash Management Fund, Institutional Shares, 1.61%(f)
(Cost $9,366,228)	9,366,228	9,366,228

Total Investments — 101.1%
(Cost $556,863,367)		584,684,750

Other Assets and Liabilities, Net — (1.1)%		(6,167,716)

Net Assets — 100.0%		$578,517,034

*	Non-income producing securities.
‡	May be sold to institutional investors only under Rule 144A or securities offered pursuant to section 4 (a) (2) of the Securities Act of 1933, as amended.
(a)	All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $11,269,536; total market value of collateral held by the Fund was $11,886,014. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of $2,519,786.
(b)	Less than 0.05%.
(c)	All or a portion of these securities have been segregated as collateral for Forward foreign currency contracts. The total value of securities segregated amounted to $40,515,515.
(d)	Securities have been deemed illiquid because it may not be able to be resold within seven days at approximately the price shown. At April 30, 2018, the value of these securities were $9,295,491.
(e)	Securities are fair valued as determined in good faith in accordance with the procedures established by the Board of Trustees. The securities are fair valued using significant unobservable inputs. The valuation technique can be found at the end of the Schedules of Investments for the Fund.
(f)	Reflects the 1-day yield at April 30, 2018.

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE International ETF (continued)

April 30, 2018

Forward Foreign Currency Contracts Outstanding as of April 30, 2018:

Purchased Contracts	Settlement Date	Counterparty	Currency Amount Purchased	Value at Settlement Date	Value at April 30, 2018	Unrealized Appreciation
Australian Dollar	05/08/18	Morgan Stanley	22,986,403	$17,345,627	$17,351,528	$5,901
Swiss Franc	05/08/18	Morgan Stanley	19,632,412	19,834,526	19,846,435	11,909
Danish Krone	05/08/18	Morgan Stanley	27,644,850	4,485,549	4,485,850	301
Euro	05/08/18	Morgan Stanley	68,131,997	82,318,305	82,367,193	48,888
British Pound	05/08/18	Morgan Stanley	32,923,216	45,350,249	45,364,348	14,099
British Pound	06/07/18	Morgan Stanley	8,542	11,764	11,787	23
Hong Kong Dollar	05/08/18	Morgan Stanley	75,408,709	9,607,808	9,610,471	2,663
Israeli Shekel	05/08/18	Morgan Stanley	4,331,896	1,203,902	1,204,602	700
Japanese Yen	05/08/18	Morgan Stanley	7,192,379,172	65,732,452	65,765,130	32,678
South Korean Won	05/08/18	Morgan Stanley	15,147,473,050	14,159,164	14,185,200	26,036
Norwegian Krone	05/08/18	Morgan Stanley	13,680,695	1,707,485	1,708,194	709
New Zealand Dollar	05/08/18	Morgan Stanley	780,926	549,909	550,222	313
Swedish Krona	05/08/18	Morgan Stanley	58,658,752	6,710,353	6,713,397	3,044
Singapore Dollar	05/08/18	Morgan Stanley	4,606,259	3,478,309	3,479,498	1,189
Unrealized Appreciation				$272,495,402	$272,643,855	$148,453

Sold Contracts	Settlement Date	Counterparty	Currency Amount Sold	Value at Settlement Date	Value at April 30, 2018	Unrealized Appreciation
Australian Dollar	05/08/18	Morgan Stanley	(22,986,402)	$(17,643,728)	$(17,351,527)	$292,201
Swiss Franc	05/08/18	Morgan Stanley	(19,690,916)	(20,620,120)	(19,905,577)	714,543
Danish Krone	05/08/18	Morgan Stanley	(27,644,850)	(4,572,870)	(4,485,850)	87,020
Euro	05/08/18	Morgan Stanley	(68,338,898)	(84,280,484)	(82,617,323)	1,663,161
British Pound	05/08/18	Morgan Stanley	(33,061,314)	(46,438,715)	(45,554,630)	884,085
Hong Kong Dollar	05/08/18	Morgan Stanley	(75,408,709)	(9,620,851)	(9,610,471)	10,380
Israeli Shekel	05/08/18	Morgan Stanley	(4,331,896)	(1,236,253)	(1,204,602)	31,651
Japanese Yen	05/08/18	Morgan Stanley	(7,192,379,172)	(67,803,444)	(65,765,130)	2,038,314
South Korean Won	05/08/18	Morgan Stanley	(15,147,473,050)	(14,251,683)	(14,185,200)	66,483
Norwegian Krone	05/08/18	Morgan Stanley	(13,680,695)	(1,745,673)	(1,708,194)	37,479
New Zealand Dollar	05/08/18	Morgan Stanley	(780,925)	(563,493)	(550,221)	13,272
Swedish Krona	05/08/18	Morgan Stanley	(58,658,752)	(7,027,017)	(6,713,397)	313,620
Singapore Dollar	05/08/18	Morgan Stanley	(4,606,259)	(3,516,532)	(3,479,498)	37,034
Unrealized Appreciation				$(279,320,863)	$(273,131,620)	$6,189,243
Total Unrealized Appreciation						$6,337,696

Purchased Contracts	Settlement Date	Counterparty	Currency Amount Purchased	Value at Settlement Date	Value at April 30, 2018	Unrealized (Depreciation)
Swiss Franc	05/08/18	Morgan Stanley	58,504	$61,390	$59,142	$(2,248)
Euro	05/08/18	Morgan Stanley	206,901	255,118	250,130	(4,988)
British Pound	05/08/18	Morgan Stanley	138,098	194,135	190,283	(3,852)
Unrealized Depreciation				$510,643	$499,555	$(11,088)

Sold Contracts	Settlement Date	Counterparty	Currency Amount Sold	Value at Settlement Date	Value at April 30, 2018	Unrealized (Depreciation)
Australian Dollar	06/07/18	Morgan Stanley	(24,347,324)	$(18,372,600)	$(18,380,337)	$(7,737)
Swiss Franc	06/07/18	Morgan Stanley	(20,252,198)	(20,509,593)	(20,527,044)	(17,451)
Danish Krone	06/07/18	Morgan Stanley	(27,177,224)	(4,418,463)	(4,420,594)	(2,131)
Euro	06/07/18	Morgan Stanley	(72,242,658)	(87,467,830)	(87,540,413)	(72,583)
British Pound	06/07/18	Morgan Stanley	(35,497,213)	(48,957,046)	(48,983,456)	(26,410)
Hong Kong Dollar	06/07/18	Morgan Stanley	(78,266,435)	(9,978,551)	(9,982,264)	(3,713)
Israeli Shekel	06/07/18	Morgan Stanley	(4,545,307)	(1,264,859)	(1,266,261)	(1,402)
Japanese Yen	06/07/18	Morgan Stanley	(7,508,291,568)	(68,745,288)	(68,797,965)	(52,677)
South Korean Won	06/07/18	Morgan Stanley	(15,660,799,625)	(14,648,583)	(14,678,194)	(29,611)
Norwegian Krone	06/07/18	Morgan Stanley	(14,281,375)	(1,784,062)	(1,785,125)	(1,063)
New Zealand Dollar	06/07/18	Morgan Stanley	(824,697)	(580,620)	(581,007)	(387)
Swedish Krona	06/07/18	Morgan Stanley	(60,825,774)	(6,972,922)	(6,977,950)	(5,028)
Singapore Dollar	06/07/18	Morgan Stanley	(4,975,698)	$(3,759,136)	$(3,761,046)	$(1,910)
Unrealized Depreciation				$(287,459,553)	$(287,681,656)	$(222,103)
Total Unrealized Depreciation						$(233,191)

Net Unrealized Appreciation (Depreciation)						$6,104,505

Cash posted has been segregated as collateral for forward foreign currency contracts in the amount of $20,000 at April 30, 2018.

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE International ETF (continued)

April 30, 2018

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2018. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Investments in Securities:(g)
Common Stocks
Australia	$37,071,718	$—	$—		$37,071,718
Austria	1,553,231	—	—		1,553,231
Belgium	5,990,744	—	—		5,990,744
Chile	179,029	—	—		179,029
China	1,760,825	—	—		1,760,825
Denmark	8,814,259	—	—		8,814,259
Finland	5,670,843	—	—		5,670,843
France	55,528,414	—	—		55,528,414
Germany	48,040,969	—	—		48,040,969
Hong Kong	18,208,227	—	—		18,208,227
Ireland	3,328,710	—	—		3,328,710
Israel	2,526,645	—	—		2,526,645
Italy	13,355,313	—	—		13,355,313
Japan	137,196,532	—	—		137,196,532
Jersey	295,973	—	—		295,973
Kazakhstan	133,199	—	—		133,199
Luxembourg	1,753,935	—	—		1,753,935
Macau	847,342	—	—		847,342
Netherlands	24,478,990	—	—		24,478,990
New Zealand	1,162,163	—	—		1,162,163
Norway	3,565,397	—	—		3,565,397
Portugal	795,778	—	—		795,778
Russia	221,181	—	—		221,181
Singapore	7,515,877	—	—		7,515,877
South Africa	681,467	—	—		681,467
South Korea	19,924,511	8,296,990	—		28,221,501
Spain	17,448,986	—	—		17,448,986
Sweden	13,914,165	—	—		13,914,165
Switzerland	44,169,748	—	—		44,169,748
United Arab Emirates	241,296	—	—		241,296
United Kingdom	83,602,073	—	5,687		83,607,760
United States	2,659,298	—	—		2,659,298
Total Common Stocks	562,636,838	8,296,990	5,687	(h)	570,939,515
Preferred Stocks
Germany	3,073,697	—	—		3,073,697
South Korea	—	992,814	—		992,814
Total Preferred Stocks	3,073,697	992,814	—		4,066,511
Rights	—	—	—	(h)(l)	—
Short-Term Investment:
Money Market Fund	312,496	—	—		312,496
Investment of Cash Collateral for Securities Loaned:
Money Market Fund	9,366,228	—	—		9,366,228
Total Investments in Securities	575,389,259	9,289,804	5,687	(h)	584,684,750
Other Financial Instruments:(i)
Forward Foreign Currency Contracts	—	6,337,696	—		6,337,696
Total Investments in Securities and Other Financial Instruments	$575,389,259	$15,627,500	$5,687	(h)	$591,022,446

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE International ETF (continued)

April 30, 2018

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Other Financial Instruments:(i)
Forward Foreign Currency Contracts	$—	$233,191	$—	$233,191
Total Other Financial Instruments	$—	$233,191	$—	$233,191

(g)	For a complete listing of investments and their countries, see the Schedules of Investments.
(h)	The Level 3 securities, valued at $5,687, has been deemed illiquid and has been fair valued in good faith in accordance with procedures established by the Board of Trustees.
(i)	Reflects the unrealized appreciation (depreciation) of the instruments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended April 30, 2018, the Fund transferred common stock valued at $129,488 from Level 3 to Level 1 as a result of the company trading activity resuming and common stock and preferred stock valued at $3,237,712 from Level 1 to Level 2 as a result of a halt in the company’s trading.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of April 30, 2017		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of April 30, 2018		Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2018(j)
Common Stocks:
Rolls-Royce Holdings PLC, Class C(k)	$—		$—	$—	$(66)	$5,753	$—	$—	$—	$5,687		$(66)
Hyundai Heavy Industries Co. Ltd.	129,488		—	—	—	—	—	—	(129,488)	—		—
Rights:
Fletcher Building Ltd.(k)	—	(l)	—	—	—	—	—	—	—	—	(l)	—
Total	$129,488		$—	$—	$(66)	$5,753	$—	$—	$(129,488)	$5,687		$(66)

Information about Level 3 fair value measurements as of April 30, 2018.
Security Type	Fair Value		Valuation Technique	Unobservable Inputs
Common Stocks	$5,687		Peer Analysis	Comparable Securities
Rights	—	(l)	Issuer Specific Facts	Contingent Payment Terms

(j)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statements of Operations.
(k)	Security has been deemed illiquid and has been fair valued in good faith in accordance with procedures established by the Board of Trustees.
(l)	Includes a Level 3 security valued at $ —.

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE Europe ETF

April 30, 2018

	Shares	Value

Common Stocks — 98.9%

Australia — 0.5%
BHP Billiton PLC	36,176	$769,329

Austria — 0.5%
ams AG*	939	78,144
ANDRITZ AG	1,226	66,005
Erste Group Bank AG*	4,993	244,921
OMV AG	2,467	153,502
Raiffeisen Bank International AG*	2,248	76,049
Telekom Austria AG*	2,346	22,392
Vienna Insurance Group AG Wiener Versicherung Gruppe	659	21,482
voestalpine AG	1,972	104,142
Total Austria		766,637

Belgium — 1.7%
Ackermans & van Haaren NV	387	70,042
Ageas	3,295	176,956
Anheuser-Busch InBev SA/NV(a)	13,215	1,320,737
bpost SA	1,717	37,693
Colruyt SA	1,116	62,941
Groupe Bruxelles Lambert SA	1,251	143,528
KBC Group NV	4,796	419,524
Proximus SADP	2,433	74,753
Sofina SA	262	45,836
Solvay SA	1,205	168,300
Telenet Group Holding NV*	826	48,462
UCB SA	2,097	159,008
Umicore SA	3,569	199,476
Total Belgium		2,927,256

Chile — 0.0%(b)
Antofagasta PLC	6,024	80,682

Denmark — 2.6%
AP Moller — Maersk A/S, Class A	76	116,650
AP Moller — Maersk A/S, Class B	113	182,437
Carlsberg A/S, Class B(a)	1,832	205,402
Chr Hansen Holding A/S	1,532	139,421
Coloplast A/S, Class B	2,306	195,948
Danske Bank A/S	12,016	419,717
DSV A/S	3,194	253,950
Genmab A/S*	959	194,703
H Lundbeck A/S	1,016	59,148
ISS A/S	3,208	112,367
Jyske Bank A/S	1,205	72,476
Novo Nordisk A/S, Class B	30,607	1,448,294
Novozymes A/S, Class B	3,728	176,224
Orsted A/S‡	2,820	186,166
Pandora A/S(a)	1,852	206,444
Rockwool International A/S, Class B	108	32,645
Tryg A/S	2,073	49,248
Vestas Wind Systems A/S	3,545	230,062
William Demant Holding A/S*	1,966	76,897
Total Denmark		4,358,199

Finland — 1.7%
Elisa OYJ	2,489	110,425
Fortum OYJ	7,508	173,350
Huhtamaki OYJ	1,587	64,885
Kesko OYJ, Class B	1,160	68,254
Kone OYJ, Class B	6,625	330,258
Metso OYJ	1,796	64,208
Neste OYJ	2,189	184,868

	Shares	Value
Common Stocks (continued)

Finland (continued)
Nokia OYJ	94,005	$565,385
Nokian Renkaat OYJ	2,322	93,281
Orion OYJ, Class B	1,735	52,783
Sampo OYJ, Class A	8,148	440,537
Stora Enso OYJ, Class R	8,263	164,076
UPM-Kymmene OYJ	9,280	332,775
Wartsila OYJ Abp	8,063	171,941
Total Finland		2,817,026

France — 16.4%
Accor SA	3,514	198,992
Aeroports de Paris	493	108,645
Air France-KLM*	3,669	36,075
Air Liquide SA	7,305	953,638
Airbus SE	9,509	1,119,006
ALD SA‡*	1,387	23,494
Alstom SA	2,680	122,104
Amundi SA‡	849	72,296
Arkema SA	1,239	162,420
Atos SE	1,581	213,747
AXA SA	32,917	943,351
BioMerieux	710	56,273
BNP Paribas SA	18,788	1,452,324
Bollore SA	17,050	84,830
Bouygues SA	3,561	181,776
Bureau Veritas SA	4,431	115,904
Capgemini SE	2,687	370,093
Carrefour SA	9,557	196,699
Casino Guichard Perrachon SA	971	50,399
Cie de Saint-Gobain	8,620	452,986
Cie Generale des Etablissements Michelin	3,074	432,867
Cie Plastic Omnium SA	959	46,161
CNP Assurances*	2,763	70,905
Credit Agricole SA	19,807	326,297
Danone SA	10,179	825,090
Dassault Aviation SA	40	79,983
Dassault Systemes SE	2,249	291,424
Edenred	4,039	139,078
Eiffage SA	1,290	153,832
Electricite de France SA	8,414	118,431
Elior Group SA‡	2,249	46,003
Elis SA	3,294	78,880
Engie SA	28,635	503,383
Essilor International SA	3,537	483,108
Eurazeo SA	755	66,408
Eutelsat Communications SA	2,954	64,028
Faurecia	1,276	104,525
Fonciere Des Regions	691	77,350
Gecina SA	805	139,665
Getlink	7,857	110,971
Hermes International	538	348,276
ICADE*	605	60,195
Iliad SA	416	83,408
Imerys SA	627	57,270
Ingenico Group SA	971	84,937
Ipsen SA	595	96,689
JCDecaux SA	1,243	44,483
Kering	1,291	748,073
Klepierre SA	3,498	143,356
Lagardere SCA	1,971	56,391
Legrand SA	4,633	361,044

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE Europe ETF (continued)

April 30, 2018

	Shares	Value

Common Stocks (continued)

France (continued)
L’Oreal SA	4,183	$1,004,968
LVMH Moet Hennessy Louis Vuitton SE	4,329	1,513,124
Natixis SA	14,533	119,610
Orange SA	33,315	608,396
Orpea	784	100,738
Pernod Ricard SA	3,681	611,737
Peugeot SA	7,662	189,033
Publicis Groupe SA	3,567	267,198
Remy Cointreau SA	421	58,037
Renault SA	3,207	348,103
Rexel SA	5,258	81,632
Rubis SCA	1,330	103,645
Safran SA	5,061	595,938
Sanofi	19,001	1,510,341
Sartorius Stedim Biotech	411	38,435
Schneider Electric SE*	9,206	837,316
SCOR SE	2,709	110,137
SEB SA	470	90,232
Societe BIC SA	441	44,996
Societe Generale SA	12,753	700,378
Sodexo SA	1,543	153,055
Suez	6,422	92,798
Teleperformance	995	159,767
Thales SA	1,731	219,596
TOTAL SA	39,279	2,483,418
Ubisoft Entertainment SA*	1,520	145,558
Unibail-Rodamco SE	1,725	414,536
Valeo SA	4,139	277,241
Veolia Environnement SA*	8,500	201,851
Vinci SA	8,082	811,444
Vivendi SA	18,581	491,421
Wendel SA	483	73,062
Worldline SA‡*	681	34,376
Total France		27,649,680

Germany — 14.2%
1&1 Drillisch AG	791	57,437
adidas AG	3,443	848,189
Allianz SE	7,608	1,805,857
Axel Springer SE	764	62,630
BASF SE	15,931	1,661,472
Bayer AG	14,404	1,727,760
Bayerische Motoren Werke AG	5,589	624,415
Beiersdorf AG	1,736	196,991
Brenntag AG	2,691	154,500
Carl Zeiss Meditec AG	405	27,549
CECONOMY AG	2,789	31,324
Commerzbank AG*	18,106	234,288
Continental AG	1,881	502,704
Covestro AG‡	2,644	241,375
Daimler AG	16,773	1,327,366
Delivery Hero AG‡*	1,861	89,039
Deutsche Bank AG	32,321	443,845
Deutsche Boerse AG	3,254	438,950
Deutsche Lufthansa AG	4,082	119,203
Deutsche Post AG	16,853	735,060
Deutsche Telekom AG	56,196	984,152
Deutsche Wohnen SE	6,178	292,151
E.ON SE	35,852	392,966
Evonik Industries AG	2,602	92,677
Fielmann AG	418	34,392

	Shares	Value
Common Stocks (continued)

Germany (continued)
Fraport AG Frankfurt Airport Services Worldwide	610	$59,255
Fresenius Medical Care AG & Co. KGaA	3,696	376,353
Fresenius SE & Co. KGaA	7,040	538,753
FUCHS PETROLUB SE	576	29,716
GEA Group AG	2,904	113,714
Hannover Rueck SE	1,045	147,215
Hapag-Lloyd AG‡*	628	27,012
HeidelbergCement AG	2,588	254,085
Hella GmbH & Co. KGaA	763	47,245
Henkel AG & Co. KGaA	2,034	242,676
HOCHTIEF AG	333	60,993
HUGO BOSS AG	1,116	104,902
Infineon Technologies AG	19,671	505,751
Innogy SE‡	2,226	98,246
K+S AG	3,334	98,327
KION Group AG	1,226	102,651
LANXESS AG	1,594	118,557
LEG Immobilien AG	1,101	127,090
Linde AG*	3,233	718,919
MAN SE	613	70,730
Merck KGaA	2,250	220,792
METRO AG	2,890	41,953
MTU Aero Engines AG	895	154,631
Muenchener Rueckversicherungs-Gesellschaft AG	2,386	547,581
OSRAM Licht AG	1,667	96,212
ProSiebenSat.1 Media SE	3,986	144,958
Puma SE	34	16,616
Rational AG	57	35,777
Rheinmetall AG	744	97,666
RWE AG	8,424	202,285
SAP SE	15,818	1,766,266
Siemens AG	13,233	1,688,983
Siemens Healthineers AG‡*	2,271	88,584
STADA Arzneimittel AG	386	39,100
Suedzucker AG	1,332	22,193
Symrise AG	2,105	170,653
Talanx AG	651	29,401
Telefonica Deutschland Holding AG	11,459	54,839
thyssenkrupp AG	8,097	211,308
TUI AG	7,567	171,501
Uniper SE	3,401	105,480
United Internet AG	2,028	131,773
Volkswagen AG	509	104,177
Vonovia SE	8,450	424,808
Wacker Chemie AG	258	46,601
Wirecard AG	1,989	271,792
Zalando SE‡*	1,826	94,314
Total Germany		23,948,726

Ireland — 0.9%
AIB Group PLC	11,820	70,576
Bank of Ireland Group PLC	15,972	143,766
CRH PLC(c)	14,547	517,137
Glanbia PLC	3,380	57,213
Kerry Group PLC, Class A(a)	2,534	258,703
Kingspan Group PLC	2,589	117,301
Paddy Power Betfair PLC	1,437	142,110
Smurfit Kappa Group PLC	4,125	175,788
Total Ireland		1,482,594

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE Europe ETF (continued)

April 30, 2018

	Shares	Value

Common Stocks (continued)

Italy — 3.9%
A2A SpA	26,484	$53,357
Assicurazioni Generali SpA(a)	22,778	460,691
Atlantia SpA	9,254	307,469
Banca Mediolanum SpA	4,281	34,448
Banco BPM SpA*	26,391	96,183
Buzzi Unicem SpA	1,221	30,920
Buzzi Unicem SpA-RSP	687	9,877
Davide Campari-Milano SpA	9,860	74,098
Enel SpA	135,324	861,309
Eni SpA	43,545	852,299
Ferrari NV	2,188	269,773
FinecoBank Banca Fineco SpA	6,817	81,572
Intesa Sanpaolo SpA	235,789	899,366
Intesa Sanpaolo SpA-RSP	16,008	63,554
Italgas SpA	8,397	54,439
Leonardo SpA	6,736	78,210
Luxottica Group SpA	2,703	169,036
Mediaset SpA*(a)	5,913	23,540
Mediobanca SpA	10,085	122,639
Moncler SpA	2,799	126,613
Parmalat SpA	3,267	11,920
Pirelli & C SpA‡*	6,333	55,122
Poste Italiane SpA‡	8,032	78,663
Prysmian SpA	3,682	108,457
Recordati SpA	1,708	61,186
Saipem SpA*	9,784	37,520
Salvatore Ferragamo SpA(a)	740	21,923
Snam SpA	41,165	198,196
Telecom Italia SpA*(a)	198,609	196,335
Telecom Italia SpA-RSP	104,996	90,448
Terna Rete Elettrica Nazionale SpA	24,560	147,684
UniCredit SpA	38,769	841,914
Unione di Banche Italiane SpA(a)	17,090	88,271
UnipolSai SpA	13,068	35,209
Total Italy		6,642,241

Jersey — 0.1%
Randgold Resources Ltd.	1,623	131,176

Jordan — 0.0%(b)
Hikma Pharmaceuticals PLC	2,392	42,435

Kazakhstan — 0.0%(b)
KAZ Minerals PLC*	3,991	50,594

Luxembourg — 0.4%
ArcelorMittal*	10,458	354,990
Eurofins Scientific SE	171	92,517
RTL Group SA	657	54,176
SES SA(a)	6,111	94,506
Tenaris SA	8,133	152,995
Total Luxembourg		749,184

Mexico — 0.0%(b)
Fresnillo PLC	3,163	55,546

Netherlands — 7.2%
Aalberts Industries NV	1,673	82,551
ABN AMRO Group NV‡	7,204	223,951
Aegon NV	30,662	225,683
Akzo Nobel NV	4,390	397,269
Altice NV, Class A*	8,922	85,568
Altice NV, Class B*	970	9,288
ASML Holding NV	7,069	1,345,170

	Shares	Value
Common Stocks (continued)

Netherlands (continued)
ASR Nederland NV	2,467	$116,721
Boskalis Westminster NV	1,386	41,144
EXOR NV	1,858	138,147
Gemalto NV	1,431	86,239
GrandVision NV‡	835	20,581
Heineken Holding NV	1,839	187,082
Heineken NV	4,100	432,451
ING Groep NV	67,652	1,142,358
Koninklijke Ahold Delhaize NV	21,561	521,130
Koninklijke DSM NV	3,050	316,247
Koninklijke KPN NV	52,800	164,394
Koninklijke Philips NV	16,133	686,309
Koninklijke Vopak NV	1,135	56,086
NN Group NV	5,871	281,535
OCI NV*	1,650	39,293
Philips Lighting NV‡	1,885	57,483
Randstad NV	1,915	123,505
Royal Dutch Shell PLC, Class A(c)	80,068	2,791,228
Royal Dutch Shell PLC, Class B(c)	65,236	2,337,520
Wolters Kluwer NV(a)	4,771	258,415
Total Netherlands		12,167,348

Norway — 1.1%
Aker BP ASA	1,855	61,177
DNB ASA(a)	18,725	351,893
Gjensidige Forsikring ASA	2,849	45,236
Marine Harvest ASA	7,029	153,239
Norsk Hydro ASA	23,206	145,010
Orkla ASA	13,511	125,377
Schibsted ASA, Class A	1,366	40,003
Schibsted ASA, Class B	1,677	45,216
Statoil ASA(a)	16,963	435,133
Telenor ASA	11,832	262,602
Yara International ASA	3,036	128,472
Total Norway		1,793,358

Portugal — 0.2%
EDP — Energias de Portugal SA(a)	39,441	146,579
Galp Energia SGPS SA	8,954	172,172
Jeronimo Martins SGPS SA	4,241	74,503
Total Portugal		393,254

Russia — 0.1%
Evraz PLC	8,314	52,470
Polymetal International PLC	4,412	44,324
Total Russia		96,794

South Africa — 0.2%
Investec PLC	11,063	87,982
Mediclinic International PLC	6,708	61,995
Mondi PLC	6,378	177,979
Total South Africa		327,956

Spain — 5.1%
Abertis Infraestructuras SA	10,795	238,156
Acciona SA	438	36,736
Acerinox SA	2,425	34,118
ACS Actividades de Construccion y Servicios SA	4,234	179,197
Aena SME SA‡	1,110	229,462
Amadeus IT Group SA	7,195	527,665
Banco Bilbao Vizcaya Argentaria SA	115,949	942,802
Banco de Sabadell SA	97,532	191,664

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE Europe ETF (continued)

April 30, 2018

	Shares	Value

Common Stocks (continued)

Spain (continued)
Banco Santander SA	276,776	$1,796,734
Bankia SA	21,156	93,220
Bankinter SA	11,920	125,007
CaixaBank SA	62,468	304,839
Cellnex Telecom SA‡	2,661	71,502
Corp. Financiera Alba SA	348	21,695
Distribuidora Internacional de Alimentacion SA	10,495	48,818
EDP Renovaveis SA	2,606	25,063
Enagas SA	3,945	115,060
Endesa SA	5,514	129,043
Ferrovial SA	8,251	176,798
Gas Natural SDG SA	5,377	135,842
Grifols SA	5,757	162,413
Grupo Catalana Occidente SA	758	33,473
Iberdrola SA	99,212	769,072
Industria de Diseno Textil SA(a)	18,281	569,405
Mapfre SA	16,928	58,985
Mediaset Espana Comunicacion SA	3,035	29,166
Merlin Properties Socimi SA	5,833	90,207
Red Electrica Corp. SA	7,501	156,603
Repsol SA	20,647	395,389
Siemens Gamesa Renewable Energy SA(a)	3,837	66,131
Telefonica SA	78,930	804,198
Zardoya Otis SA	3,044	31,151
Total Spain		8,589,614

Sweden — 4.1%
Alfa Laval AB	5,458	135,904
Arjo AB, B Shares*	3,828	11,318
Assa Abloy AB, B Shares	16,266	342,697
Atlas Copco AB, A Shares	10,941	430,607
Atlas Copco AB, B Shares	6,568	234,609
Boliden AB	4,762	166,014
Electrolux AB	3,855	101,986
Essity AB, B Shares	10,290	262,458
Fastighets AB Balder, B Shares*	1,662	43,037
Getinge AB, B Shares	3,828	35,754
Hennes & Mauritz AB, B Shares	16,429	281,527
Hexagon AB, B Shares	4,347	252,576
Husqvarna AB, B Shares	6,382	61,637
ICA Gruppen AB	1,336	41,640
Industrivarden AB, A Shares	3,617	79,803
Industrivarden AB, C Shares	2,867	60,714
Investment AB Latour, B Shares	2,059	22,655
Investor AB, B Shares	7,887	345,592
Kinnevik AB, B Shares	4,033	146,273
L E Lundbergforetagen AB, B Shares	632	43,010
Lundin Petroleum AB*	3,033	84,021
Nordea Bank AB	55,298	565,313
Saab AB, B Shares	718	29,523
Sandvik AB	18,682	320,519
Securitas AB, B Shares	5,586	90,725
Skandinaviska Enskilda Banken AB, A Shares	24,852	234,506
Skandinaviska Enskilda Banken AB, C Shares(a)	348	3,519
Skanska AB, B Shares	6,190	121,280
SKF AB, B Shares	6,602	134,449
Svenska Cellulosa AB SCA, B Shares	10,290	114,540

	Shares	Value
Common Stocks (continued)

Sweden (continued)
Svenska Handelsbanken AB, A Shares	25,414	$284,865
Svenska Handelsbanken AB, B Shares(a)	605	7,238
Swedbank AB, A Shares	18,245	398,477
Swedish Match AB	3,092	139,340
Tele2 AB, B Shares	6,044	78,808
Telefonaktiebolaget LM Ericsson, A Shares(a)	626	4,804
Telefonaktiebolaget LM Ericsson, B Shares	51,405	395,107
Telia Co. AB	47,299	233,601
Trelleborg AB, B Shares	4,225	99,210
Volvo AB, B Shares	25,795	440,194
Total Sweden		6,879,850

Switzerland — 13.0%
ABB Ltd.	33,577	788,291
Adecco Group AG	2,890	192,511
Aryzta AG*	1,451	30,811
Baloise Holding AG	802	127,766
Banque Cantonale Vaudoise	48	38,404
Barry Callebaut AG	33	59,573
Chocoladefabriken Lindt & Spruengli AG*	2	152,339
Chocoladefabriken Lindt & Spruengli AG*	18	116,012
Cie Financiere Richemont SA	8,862	846,541
Clariant AG*	3,392	78,846
Coca-Cola HBC AG*	3,393	114,217
Credit Suisse Group AG*	44,448	754,121
DKSH Holding AG	449	36,196
Dufry AG*	558	79,396
EMS-Chemie Holding AG	122	75,796
Ferguson PLC	4,332	332,941
Flughafen Zurich AG	330	69,340
Geberit AG	632	271,085
Georg Fischer AG	71	88,795
Givaudan SA	160	358,662
Glencore PLC*	202,798	979,588
Helvetia Holding AG	112	66,811
Julius Baer Group Ltd.*	3,758	224,895
Kuehne + Nagel International AG	871	136,382
LafargeHolcim Ltd.*	8,357	467,364
Logitech International SA	2,511	93,551
Lonza Group AG*	1,290	318,232
Nestle SA	53,964	4,196,534
Novartis AG	37,881	2,935,117
OC Oerlikon Corp. AG*	3,318	54,065
Pargesa Holding SA	483	45,450
Partners Group Holding AG	288	211,367
PSP Swiss Property AG	673	63,126
Roche Holding AG	12,076	2,694,196
Roche Holding AG	463	105,986
Schindler Holding AG — Participating Certificate	704	146,219
Schindler Holding AG — Registered	324	65,167
SGS SA	85	207,541
Sika AG	37	270,239
Sonova Holding AG	882	146,302
STMicroelectronics NV	10,876	238,104

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE Europe ETF (continued)

April 30, 2018

	Shares	Value

Common Stocks (continued)

Switzerland (continued)
Straumann Holding AG	174	$119,088
Sulzer AG	217	25,188
Swatch Group AG (The) — Bearer	523	252,809
Swatch Group AG (The) — Registered	798	71,464
Swiss Life Holding AG*	592	208,417
Swiss Prime Site AG*	1,230	115,619
Swiss Re AG	5,302	507,008
Swisscom AG(a)	389	187,446
Temenos Group AG*	1,023	129,490
UBS Group AG*	60,467	1,024,378
Vifor Pharma AG	901	143,128
Zurich Insurance Group AG	2,614	838,677
Total Switzerland		21,900,591

United Arab Emirates — 0.0%(b)
NMC Health PLC	1,420	69,784

United Kingdom — 24.3%
3i Group PLC	16,570	214,898
Admiral Group PLC	3,504	96,187
Anglo American PLC(a)(c)	17,178	404,446
Ashmore Group PLC(a)	6,573	37,282
Ashtead Group PLC	8,647	242,129
Associated British Foods PLC	6,050	225,323
AstraZeneca PLC	22,041	1,549,177
Auto Trader Group PLC‡	16,206	78,794
Aviva PLC(c)	69,618	507,249
B&M European Value Retail SA	14,807	82,659
Babcock International Group PLC	4,339	43,974
BAE Systems PLC(c)	55,385	466,098
Barclays PLC(c)	295,480	843,465
Barratt Developments PLC	17,418	133,868
Bellway PLC	2,139	97,694
Berkeley Group Holdings PLC	2,187	122,659
BP PLC	335,318	2,484,754
British American Tobacco PLC	39,796	2,191,972
British Land Co. PLC (The)	17,126	158,609
BT Group PLC(c)	145,740	500,733
Bunzl PLC	5,838	169,745
Burberry Group PLC	7,217	181,262
Capita PLC(a)	11,345	29,932
Capital & Counties Properties PLC	12,534	49,771
Centrica PLC	97,305	206,127
CNH Industrial NV	16,721	206,872
Cobham PLC*	41,025	65,038
Compass Group PLC	27,488	590,625
ConvaTec Group PLC‡	22,522	67,377
Croda International PLC	2,207	135,606
CYBG PLC	15,155	63,080
DCC PLC	1,547	149,153
Derwent London PLC	1,742	76,539
Diageo PLC	42,199	1,504,799
Direct Line Insurance Group PLC	23,951	123,478
Dixons Carphone PLC	17,103	47,820
DS Smith PLC	17,268	124,248
easyJet PLC	3,805	83,329
Experian PLC	15,943	366,058
Fiat Chrysler Automobiles NV*	18,950	425,167
G4S PLC	26,940	96,067
GlaxoSmithKline PLC(c)	84,100	1,692,814
Halma PLC	6,585	110,924
Hammerson PLC	13,804	104,381

	Shares	Value
Common Stocks (continued)

United Kingdom (continued)
Hargreaves Lansdown PLC	4,573	$112,714
Hiscox Ltd.	4,813	98,709
Howden Joinery Group PLC	10,163	66,729
HSBC Holdings PLC(c)	349,166	3,488,621
IMI PLC	4,665	70,165
Imperial Brands PLC	16,613	595,959
Inchcape PLC	7,253	72,577
Informa PLC	14,285	145,402
Inmarsat PLC	7,852	40,675
InterContinental Hotels Group PLC	3,304	208,835
International Consolidated Airlines Group SA	17,869	155,104
Intertek Group PLC	2,808	189,551
Intu Properties PLC	15,196	40,877
ITV PLC	64,838	135,430
J Sainsbury PLC	28,031	119,300
John Wood Group PLC	11,436	89,562
Johnson Matthey PLC(c)	3,305	149,948
Just Eat PLC*	9,987	106,441
Kingfisher PLC	37,735	157,898
Land Securities Group PLC	12,399	168,797
Legal & General Group PLC(c)	102,933	382,792
Lloyds Banking Group PLC(c)	1,241,638	1,105,796
London Stock Exchange Group PLC	5,442	322,308
Marks & Spencer Group PLC	28,282	112,071
Meggitt PLC	13,467	87,624
Melrose Industries PLC(c)	83,477	262,148
Merlin Entertainments PLC‡	12,037	60,978
Micro Focus International PLC	7,446	128,505
National Grid PLC	58,987	684,739
Next PLC	2,384	172,586
Old Mutual PLC	82,688	286,548
Pearson PLC	13,651	156,773
Pennon Group PLC	7,232	68,950
Persimmon PLC	5,344	199,839
Prudential PLC	44,993	1,161,648
Reckitt Benckiser Group PLC(c)	10,832	850,707
RELX NV	15,374	327,196
RELX PLC(c)	18,258	390,920
Rentokil Initial PLC	31,999	135,307
Rightmove PLC	1,579	99,281
Rio Tinto PLC(c)	20,277	1,102,059
Rolls-Royce Holdings PLC*	28,578	330,640
Rolls-Royce Holdings PLC, Class C*(d)(e)	1,989,349	2,740
Royal Bank of Scotland Group PLC*	56,084	208,722
Royal Mail PLC	15,948	127,666
RPC Group PLC	6,968	75,896
RSA Insurance Group PLC	17,727	160,513
Sage Group PLC (The)	18,818	164,637
Schroders PLC	1,943	88,341
Segro PLC	17,351	154,431
Severn Trent PLC	4,109	109,795
Sky PLC	17,982	341,296
Smith & Nephew PLC	15,232	292,878
Smiths Group PLC	6,885	151,492
Spirax-Sarco Engineering PLC	1,276	101,320
SSE PLC	17,762	337,855
St James’s Place PLC	9,067	141,931
Standard Chartered PLC(c)	46,891	495,369
Standard Life Aberdeen PLC	47,154	237,253
Tate & Lyle PLC	7,964	63,029

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE Europe ETF (continued)

April 30, 2018

	Shares	Value
Common Stocks (continued)

United Kingdom (continued)
Taylor Wimpey PLC	56,516	$149,263
TechnipFMC PLC	7,965	262,043
Tesco PLC(c)	166,845	542,108
Travis Perkins PLC	4,372	76,416
Unilever NV	26,320	1,508,901
Unilever PLC(c)	20,107	1,129,238
United Utilities Group PLC	11,873	121,538
Vodafone Group PLC	463,684	1,351,394
Weir Group PLC (The)	4,168	122,623
Whitbread PLC	3,188	187,978
William Hill PLC	14,673	59,174
Wm Morrison Supermarkets PLC	37,493	125,539
WPP PLC	21,304	366,055
Total United Kingdom		41,052,325

United States — 0.7%
Carnival PLC(c)	3,052	198,623
QIAGEN NV*	3,841	126,645
Shire PLC	15,488	824,710
Total United States		1,149,978

Total Common Stocks
(Cost $151,373,537)		166,892,157

Preferred Stocks — 1.0%

Germany — 0.9%
Bayerische Motoren Werke AG, 4.36%	960	93,022
FUCHS PETROLUB SE, 2.01%	1,193	64,199
Henkel AG & Co. KGaA, 1.72%	3,039	386,999
Porsche Automobil Holding SE, 1.44%	2,667	228,137
RWE AG, 9.18%	562	11,421
Sartorius AG, 0.40%	595	91,873
Volkswagen AG, 2.30%	3,189	662,090
Total Germany		1,537,741

Spain — 0.1%
Grifols SA, 1.73%, Class B	4,471	92,804

Total Preferred Stocks
(Cost $1,340,532)		1,630,545

	Shares	Value
Short-Term Investment — 0.3%

Money Market Fund — 0.3%
Morgan Stanley Institutional Liquidity Funds Treasury Portfolio — Institutional Class, 1.58%(f)
(Cost $565,759)	565,759	$565,759

Investment of Cash Collateral For Securities Loaned — 2.7%

Money Market Fund — 2.7%
Dreyfus Government Cash Management Fund, Institutional Shares, 1.61%(f)
(Cost $4,501,909)	4,501,909	4,501,909

Total Investments — 102.9%
(Cost $157,781,737)		173,590,370

Other Assets and Liabilities, Net — (2.9)%		(4,853,159)

Net Assets — 100.0%		$168,737,211

‡	May be sold to institutional investors only under Rule 144A or securities offered pursuant to section 4 (a) (2) of the Securities Act of 1933, as amended.
*	Non-income producing securities.
(a)	All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $4,262,780; total market value of collateral held by the Fund was $4,501,909.
(b)	Less than 0.05%.
(c)	All or a portion of these securities have been segregated as collateral for Forward foreign currency contracts. The total value of securities segregated amounted to $12,441,355.
(d)	Security has been deemed illiquid because it may not be able to be resold within seven days at approximately the price shown. At April 30, 2018, the value of this security was $2,740.
(e)	Security fair valued as determined in good faith in accordance with the procedures established by the Board of Trustees. The security is fair valued using significant unobservable inputs. The valuation technique can be found at the end of the Schedules of Investments for the Fund.
(f)	Reflects the 1-day yield at April 30, 2018.

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE Europe ETF (continued)

April 30, 2018

Forward Foreign Currency Contracts Outstanding as of April 30, 2018:

Purchased Contracts	Settlement Date	Counterparty	Currency Amount Purchased	Value at Settlement Date	Value at April 30, 2018	Unrealized Appreciation
Swiss Franc	05/08/18	Morgan Stanley	9,686,835	$9,786,560	$9,792,436	$5,876
Danish Krone	05/08/18	Morgan Stanley	13,618,298	2,209,654	2,209,802	148
Euro	05/08/18	Morgan Stanley	33,692,236	40,707,566	40,731,742	24,176
British Pound	05/08/18	Morgan Stanley	16,286,553	22,433,994	22,440,968	6,974
British Pound	06/07/18	Morgan Stanley	4,975	6,851	6,865	14
Norwegian Krone	05/08/18	Morgan Stanley	6,801,583	848,904	849,257	353
Swedish Krona	05/08/18	Morgan Stanley	28,932,623	3,309,789	3,311,290	1,501
Unrealized Appreciation				$79,303,318	$79,342,360	$39,042

Sold Contracts	Settlement Date	Counterparty	Currency Amount Sold	Value at Settlement Date	Value at April 30, 2018	Unrealized Appreciation
Swiss Franc	05/08/18	Morgan Stanley	(9,716,025)	$(10,174,519)	$(9,821,944)	$352,575
Danish Krone	05/08/18	Morgan Stanley	(13,618,298)	(2,252,670)	(2,209,802)	42,868
Euro	05/08/18	Morgan Stanley	(33,792,552)	(41,675,425)	(40,853,017)	822,408
British Pound	05/08/18	Morgan Stanley	(16,355,370)	(22,973,145)	(22,535,790)	437,355
Norwegian Krone	05/08/18	Morgan Stanley	(6,801,583)	(867,890)	(849,257)	18,633
Swedish Krona	05/08/18	Morgan Stanley	(28,932,623)	(3,465,979)	(3,311,291)	154,688
Unrealized Appreciation				$(81,409,628)	$(79,581,101)	$1,828,527
Total Unrealized Appreciation						$1,867,569

Purchased Contracts	Settlement Date	Counterparty	Currency Amount Purchased	Value at Settlement Date	Value at April 30, 2018	Unrealized (Depreciation)
Swiss Franc	05/08/18	Morgan Stanley	29,190	$30,630	$29,508	$(1,122)
Euro	05/08/18	Morgan Stanley	100,316	123,694	121,276	(2,418)
British Pound	05/08/18	Morgan Stanley	68,817	96,741	94,822	(1,919)
Unrealized Depreciation				$251,065	$245,606	$(5,459)

Sold Contracts	Settlement Date	Counterparty	Currency Amount Sold	Value at Settlement Date	Value at April 30, 2018	Unrealized (Depreciation)
Swiss Franc	06/07/18	Morgan Stanley	(10,054,902)	$(10,182,695)	$(10,191,359)	$(8,664)
Danish Krone	06/07/18	Morgan Stanley	(13,437,745)	(2,184,704)	(2,185,758)	(1,054)
Euro	06/07/18	Morgan Stanley	(35,856,196)	(43,412,906)	(43,448,930)	(36,024)
British Pound	06/07/18	Morgan Stanley	(17,621,803)	(24,303,638)	(24,316,749)	(13,111)
Norwegian Krone	06/07/18	Morgan Stanley	(7,183,386)	(897,365)	(897,899)	(534)
Swedish Krona	06/07/18	Morgan Stanley	(30,075,265)	(3,447,757)	(3,450,243)	(2,486)
Unrealized Depreciation				$(84,429,065)	$(84,490,938)	$(61,873)
Total Unrealized Depreciation						$(67,332)

Net Unrealized Appreciation (Depreciation)						$1,800,237

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE Europe ETF (continued)

April 30, 2018

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2018. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Investments in Securities:(g)
Common Stocks
Australia	$769,329	$—	$—		$769,329
Austria	766,637	—	—		766,637
Belgium	2,927,256	—	—		2,927,256
Chile	80,682	—	—		80,682
Denmark	4,358,199	—	—		4,358,199
Finland	2,817,026	—	—		2,817,026
France	27,649,680	—	—		27,649,680
Germany	23,948,726	—	—		23,948,726
Ireland	1,482,594	—	—		1,482,594
Italy	6,642,241	—	—		6,642,241
Jersey	131,176	—	—		131,176
Jordan	42,435	—	—		42,435
Kazakhstan	50,594	—	—		50,594
Luxembourg	749,184	—	—		749,184
Mexico	55,546	—	—		55,546
Netherlands	12,167,348	—	—		12,167,348
Norway	1,793,358	—	—		1,793,358
Portugal	393,254	—	—		393,254
Russia	96,794	—	—		96,794
South Africa	327,956	—	—		327,956
Spain	8,589,614	—	—		8,589,614
Sweden	6,879,850	—	—		6,879,850
Switzerland	21,900,591	—	—		21,900,591
United Arab Emirates	69,784	—	—		69,784
United Kingdom	41,049,585	—	2,740		41,052,325
United States	1,149,978	—	—		1,149,978
Total Common Stocks	166,889,417	—	2,740	(h)	166,892,157
Preferred Stocks	1,630,545	—	—		1,630,545
Short-Term Investment:
Money Market Fund	565,759	—	—		565,759
Investment of Cash Collateral for Securities Loaned:
Money Market Fund	4,501,909	—	—		4,501,909
Total Investments in Securities	173,587,630	—	2,740	(h)	173,590,370
Other Financial Instruments:(i)
Forward Foreign Currency Contracts	—	1,867,569	—		1,867,569
Total Investments in Securities and Other Financial Instruments	$173,587,630	$1,867,569	$2,740	(h)	$175,457,939

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Other Financial Instruments:(i)
Forward Foreign Currency Contracts	$—	$67,332	$—		$67,332
Total Other Financial Instruments	$—	$67,332	$—		$67,332

(g)	For a complete listing of investments and their countries, see the Schedules of Investments.
(h)	The Level 3 security, valued at $2,740, has been deemed illiquid and has been fair valued in good faith in accordance with procedures established by the Board of Trustees.
(i)	Reflects the unrealized appreciation (depreciation) of the instruments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended April 30, 2018, the Fund did not have any transfers between any levels within the fair value hierarchy. (See Note 2)

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE Europe ETF (continued)

April 30, 2018

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of April 30, 2017	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of April 30, 2018	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2018(j)
Common Stock:
Rolls-Royce Holdings PLC, Class C(k)	$—	$—	$—	$(32)	$2,772	$—	$—	$—	$2,740	$(32)
Total	$—	$—	$—	$(32)	$2,772	$—	$—	$—	$2,740	$(32)

Information about Level 3 fair value measurements as of April 30, 2018.

Security Type	Fair Value	Valuation Technique	Unobservable Inputs
Common Stock	$2,740	Peer Analysis	Comparable Securities

(j)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statements of Operations.
(k)	Security has been deemed illiquid and has been fair valued in good faith in accordance with procedures established by the Board of Trustees.

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE Japan ETF

April 30, 2018

	Shares	Value

Common Stocks — 98.7%

Consumer Discretionary — 19.6%
ABC-Mart, Inc.	222	$14,628
Aisin Seiki Co., Ltd.	1,478	80,231
Aoyama Trading Co., Ltd.	391	15,061
Asics Corp.	1,510	28,592
ASKUL Corp.	174	5,478
Autobacs Seven Co., Ltd.	522	9,875
Bandai Namco Holdings, Inc.	1,664	56,493
Benesse Holdings, Inc.	601	21,914
Bic Camera, Inc.	1,291	21,213
Bridgestone Corp.	5,328	223,442
Canon Marketing Japan, Inc.	387	8,400
Casio Computer Co., Ltd.	1,850	27,608
CyberAgent, Inc.	818	45,152
Daiichikosho Co., Ltd.	352	18,497
Denso Corp.	4,225	222,244
Dentsu, Inc.	1,880	88,996
Don Quijote Holdings Co., Ltd.	1,002	54,026
Exedy Corp.	251	8,510
Fast Retailing Co., Ltd.	444	195,616
Fuji Media Holdings, Inc.	395	6,480
Fujitsu General Ltd.	475	7,770
H2O Retailing Corp.	730	13,783
Hakuhodo DY Holdings, Inc.	2,023	28,304
Haseko Corp.	2,367	37,314
Heiwa Corp.	447	8,889
Hikari Tsushin, Inc.	192	31,162
HIS Co., Ltd.	273	9,992
Honda Motor Co., Ltd.	15,226	524,161
Iida Group Holdings Co., Ltd.	1,209	23,655
Isetan Mitsukoshi Holdings Ltd.	3,046	33,905
Isuzu Motors Ltd.	4,650	71,136
Izumi Co., Ltd.	337	22,266
J Front Retailing Co., Ltd.	2,106	34,162
Koito Manufacturing Co., Ltd.	976	65,557
Komeri Co., Ltd.	238	6,360
K’s Holdings Corp.	1,453	21,007
Marui Group Co., Ltd.	1,777	36,945
Mazda Motor Corp.	4,874	67,771
Mitsubishi Motors Corp.	5,355	39,933
NGK Spark Plug Co., Ltd.	1,634	42,110
NHK Spring Co., Ltd.	1,379	15,223
Nifco, Inc.	715	25,189
Nikon Corp.	2,971	51,804
Nippon Television Holdings, Inc.	434	7,611
Nissan Motor Co., Ltd.	16,692	175,653
Nissan Shatai Co., Ltd.	530	5,677
Nitori Holdings Co., Ltd.	638	107,747
NOK Corp.	964	19,822
Oriental Land Co., Ltd.	1,641	163,688
PALTAC Corp.	270	13,522
Panasonic Corp.	18,439	275,005
Rakuten, Inc.	6,754	48,156
Resorttrust, Inc.	559	11,617
Rinnai Corp.	313	31,150
Ryohin Keikaku Co., Ltd.	201	68,975
Sankyo Co., Ltd.	437	15,355
Sanrio Co., Ltd.	502	9,253
Sega Sammy Holdings, Inc.	1,688	27,705
Sekisui Chemical Co., Ltd.	3,080	54,605
Sekisui House Ltd.	5,014	91,849
Sharp Corp.(a)	1,234	36,256
Shimachu Co., Ltd.	373	12,050

	Shares	Value
Common Stocks (continued)

Consumer Discretionary (continued)
Shimamura Co., Ltd.	187	$21,789
Shimano, Inc.	676	89,824
Shochiku Co., Ltd.	85	12,491
SKY Perfect JSAT Holdings, Inc.	1,042	4,752
Skylark Co., Ltd.	1,626	23,924
Sony Corp.	10,925	539,136
Stanley Electric Co., Ltd.	1,265	45,837
Start Today Co., Ltd.	1,520	43,895
Subaru Corp.	5,299	178,159
Sumitomo Electric Industries Ltd.	6,508	99,887
Sumitomo Forestry Co., Ltd.	1,148	19,063
Sumitomo Rubber Industries Ltd.	1,548	27,685
Suzuki Motor Corp.	3,554	191,333
Takashimaya Co., Ltd.	2,522	21,665
Toho Co., Ltd.	976	32,645
Tokai Rika Co., Ltd.	421	8,426
Tokyo Broadcasting System Holdings, Inc.	298	6,629
Toyo Tire & Rubber Co., Ltd.	858	14,663
Toyoda Gosei Co., Ltd.	628	15,920
Toyota Boshoku Corp.	518	10,921
Toyota Industries Corp.	1,367	80,827
Toyota Motor Corp.	22,400	1,469,997
TS Tech Co., Ltd.	436	17,751
TV Asahi Holdings Corp.	183	4,301
USS Co., Ltd.	1,834	38,566
Wacoal Holdings Corp.	507	15,383
Yamada Denki Co., Ltd.(a)	6,235	32,706
Yamaha Corp.	1,386	67,004
Yamaha Motor Co., Ltd.	2,382	76,189
Yokohama Rubber Co., Ltd. (The)	892	21,072
Zensho Holdings Co., Ltd.	786	18,302
Total Consumer Discretionary		6,797,292

Consumer Staples — 8.7%
Aeon Co., Ltd.	6,026	120,465
Ain Holdings, Inc.	236	15,744
Ajinomoto Co., Inc.	4,334	79,452
Ariake Japan Co., Ltd.	152	13,057
Asahi Group Holdings Ltd.	3,294	166,649
Calbee, Inc.	640	21,582
Ci:z Holdings Co., Ltd.	183	8,813
Coca-Cola Bottlers Japan Holdings, Inc.	1,006	43,301
Cosmos Pharmaceutical Corp.	75	16,868
Ezaki Glico Co., Ltd.	442	23,872
FamilyMart UNY Holdings Co., Ltd.	694	67,418
Fuji Oil Holdings, Inc.	383	12,303
House Foods Group, Inc.	633	22,300
Ito En Ltd.	485	19,369
Itoham Yonekyu Holdings, Inc.	1,145	10,411
Japan Tobacco, Inc.	10,342	277,535
Kagome Co., Ltd.	669	24,119
Kao Corp.	4,166	299,054
Kewpie Corp.	944	22,007
Kikkoman Corp.	1,503	65,175
Kirin Holdings Co., Ltd.	7,242	203,378
Kobayashi Pharmaceutical Co., Ltd.	523	44,115
Kose Corp.	246	45,524
Kusuri no Aoki Holdings Co., Ltd.	135	9,265
Lawson, Inc.	410	27,090
Lion Corp.	2,154	46,495

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE Japan ETF (continued)

April 30, 2018

	Shares	Value

Common Stocks (continued)

Consumer Staples (continued)
Matsumotokiyoshi Holdings Co., Ltd.	670	$29,910
Megmilk Snow Brand Co., Ltd.	354	10,660
MEIJI Holdings Co., Ltd.	1,167	93,637
Mitsubishi Shokuhin Co., Ltd.	119	3,475
Morinaga & Co., Ltd.	348	16,951
Morinaga Milk Industry Co., Ltd.	343	15,093
NH Foods Ltd.	878	38,394
Nichirei Corp.	913	26,408
Nisshin Seifun Group, Inc.	2,188	47,849
Nissin Foods Holdings Co., Ltd.	589	43,331
Noevir Holdings Co., Ltd.	129	9,290
Pigeon Corp.	922	43,225
Pola Orbis Holdings, Inc.	636	27,782
Sapporo Holdings Ltd.	534	15,275
Seven & i Holdings Co., Ltd.	6,670	292,889
Shiseido Co., Ltd.	3,358	218,251
Sugi Holdings Co., Ltd.	309	18,016
Sundrug Co., Ltd.	561	28,864
Suntory Beverage & Food Ltd.	1,071	52,755
Takara Holdings, Inc.	1,501	18,134
Toyo Suisan Kaisha Ltd.	769	30,289
Tsuruha Holdings, Inc.	308	44,275
Unicharm Corp.	3,310	93,016
Welcia Holdings Co., Ltd.	427	21,969
Yakult Honsha Co., Ltd.	1,029	73,349
Yamazaki Baking Co., Ltd.	1,085	23,777
Total Consumer Staples		3,042,225

Energy — 1.1%
Cosmo Energy Holdings Co., Ltd.	554	18,302
Idemitsu Kosan Co., Ltd.	1,251	48,988
Inpex Corp.	7,896	101,203
Japan Petroleum Exploration Co., Ltd.	261	6,791
JXTG Holdings, Inc.	27,534	179,760
Showa Shell Sekiyu K.K.	1,635	23,115
Total Energy		378,159

Financials — 12.4%
77 Bank Ltd. (The)	604	14,953
Acom Co., Ltd.(a)	3,242	14,695
AEON Financial Service Co., Ltd.	984	23,075
Aiful Corp.*	2,481	8,389
Aozora Bank Ltd.	998	40,358
Aplus Financial Co., Ltd.*	782	843
Awa Bank Ltd. (The)	1,616	10,574
Bank of Kyoto Ltd. (The)	611	36,741
Chiba Bank Ltd. (The)	5,536	44,723
Chugoku Bank Ltd. (The)	1,476	17,144
Concordia Financial Group Ltd.	10,016	58,307
Credit Saison Co., Ltd.	1,371	24,595
Dai-ichi Life Holdings, Inc.	9,815	194,999
Daishi Bank Ltd. (The)	275	12,340
Daiwa Securities Group, Inc.	13,464	82,771
Fukuoka Financial Group, Inc.	6,246	33,449
Gunma Bank Ltd. (The)	3,629	21,225
Hachijuni Bank Ltd. (The)	3,512	18,583
Hiroshima Bank Ltd. (The)	2,510	19,130
Hitachi Capital Corp.	361	9,666
Hokuhoku Financial Group, Inc.	1,087	16,113
Iyo Bank Ltd. (The)	2,327	18,437
Jafco Co., Ltd.	264	11,605

	Shares	Value
Common Stocks (continued)

Financials (continued)
Japan Exchange Group, Inc.	4,598	$85,300
Japan Post Bank Co., Ltd.	3,487	47,417
Japan Post Holdings Co., Ltd.	11,469	139,399
Japan Post Insurance Co., Ltd.	553	13,605
Keiyo Bank Ltd. (The)	1,999	9,152
Kyushu Financial Group, Inc.	3,305	16,249
Matsui Securities Co., Ltd.	871	8,501
Mebuki Financial Group, Inc.	8,690	33,751
Mitsubishi UFJ Financial Group, Inc.	111,288	745,683
Mitsubishi UFJ Lease & Finance Co., Ltd.	3,730	23,759
Mizuho Financial Group, Inc.	219,739	398,412
MS&AD Insurance Group Holdings, Inc.	4,317	144,867
Nishi-Nippon Financial Holdings, Inc.	1,324	15,911
Nomura Holdings, Inc.	28,368	163,869
North Pacific Bank Ltd.	2,389	8,078
Orient Corp.	4,851	7,492
ORIX Corp.	11,100	195,169
Resona Holdings, Inc.	18,905	107,565
San-In Godo Bank Ltd. (The)	1,283	12,088
SBI Holdings, Inc.	1,819	45,997
Seven Bank Ltd.	5,607	18,857
Shiga Bank Ltd. (The)	2,153	10,900
Shinsei Bank Ltd.(a)	1,397	21,806
Shizuoka Bank Ltd. (The)	4,420	44,917
Sompo Holdings, Inc.	3,053	128,063
Sony Financial Holdings, Inc.	1,488	27,183
Sumitomo Mitsui Financial Group, Inc.	11,556	480,510
Sumitomo Mitsui Trust Holdings, Inc.	3,229	137,098
Suruga Bank Ltd.	1,486	20,207
T&D Holdings, Inc.	4,833	82,107
Tokai Tokyo Financial Holdings, Inc.	1,948	14,153
Tokio Marine Holdings, Inc.	6,043	285,624
Tokyo Century Corp.	397	24,816
Yamaguchi Financial Group, Inc.	1,936	24,203
Zenkoku Hosho Co., Ltd.	429	17,740
Total Financials		4,293,163

Health Care — 7.3%
Alfresa Holdings Corp.	1,521	33,582
Asahi Intecc Co., Ltd.	850	29,790
Astellas Pharma, Inc.	17,461	256,190
Chugai Pharmaceutical Co., Ltd.	1,870	98,776
Daiichi Sankyo Co., Ltd.	5,539	189,822
Eisai Co., Ltd.	2,282	153,176
Hisamitsu Pharmaceutical Co., Inc.	616	48,019
Hoya Corp.	3,187	170,731
Kaken Pharmaceutical Co., Ltd.	294	17,410
Kissei Pharmaceutical Co., Ltd.	271	7,665
KYORIN Holdings, Inc.	390	7,641
Kyowa Hakko Kirin Co., Ltd.	2,164	46,948
M3, Inc.	1,718	65,078
Medipal Holdings Corp.	1,339	28,768
Miraca Holdings, Inc.	444	17,326
Mitsubishi Tanabe Pharma Corp.	1,890	35,995
Mochida Pharmaceutical Co., Ltd.	109	7,690
Nihon Kohden Corp.	637	18,250
Nippon Shinyaku Co., Ltd.	438	32,662
Nipro Corp.(a)	1,009	14,560
Olympus Corp.	2,431	90,753

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE Japan ETF (continued)

April 30, 2018

	Shares	Value

Common Stocks (continued)

Health Care (continued)
Ono Pharmaceutical Co., Ltd.	3,820	$88,479
Otsuka Holdings Co., Ltd.	3,623	189,783
PeptiDream, Inc.*	708	28,728
Rohto Pharmaceutical Co., Ltd.	827	24,147
Santen Pharmaceutical Co., Ltd.	3,093	52,151
Sawai Pharmaceutical Co., Ltd.	323	13,992
Shionogi & Co., Ltd.	2,458	126,556
Sumitomo Dainippon Pharma Co., Ltd.	1,418	25,852
Suzuken Co., Ltd.	674	29,011
Sysmex Corp.	1,245	110,136
Taisho Pharmaceutical Holdings Co., Ltd.	389	37,291
Takeda Pharmaceutical Co., Ltd.	6,518	275,254
Terumo Corp.	2,652	150,262
Tsumura & Co.	559	20,332
Total Health Care		2,542,806

Industrials — 21.6%
Aica Kogyo Co., Ltd.	447	16,830
Amada Holdings Co., Ltd.	2,784	33,507
ANA Holdings, Inc.	963	38,194
Asahi Glass Co., Ltd.	1,605	66,591
Central Japan Railway Co.	1,568	314,818
Chiyoda Corp.(a)	1,308	13,471
COMSYS Holdings Corp.	887	24,723
Dai Nippon Printing Co., Ltd.	2,515	54,196
Daifuku Co., Ltd.	823	44,224
Daikin Industries Ltd.	2,292	268,212
DMG Mori Co., Ltd.	859	16,148
East Japan Railway Co.	3,220	308,684
Ebara Corp.	859	32,892
FANUC Corp.	1,680	361,716
Fuji Electric Co., Ltd.	5,352	38,346
Fujikura Ltd.	2,336	16,011
Fukuyama Transporting Co., Ltd.	283	11,832
Furukawa Electric Co., Ltd.	525	25,908
Glory Ltd.	469	16,158
GS Yuasa Corp.	3,299	17,788
Hankyu Hanshin Holdings, Inc.	1,903	75,042
Hino Motors Ltd.	2,289	27,968
Hitachi Construction Machinery Co., Ltd.	904	32,922
Hitachi Transport System Ltd.	367	9,830
Hoshizaki Corp.	447	41,544
IHI Corp.	1,110	36,417
ITOCHU Corp.	12,219	244,994
Japan Airlines Co., Ltd.	1,008	39,703
Japan Airport Terminal Co., Ltd.	396	16,267
Japan Steel Works Ltd. (The)	535	17,601
JGC Corp.	1,841	45,173
JTEKT Corp.	1,930	31,307
Kajima Corp.	7,816	75,356
Kamigumi Co., Ltd.	882	19,909
Kandenko Co., Ltd.	887	10,505
Kawasaki Heavy Industries Ltd.	1,244	41,722
Kawasaki Kisen Kaisha Ltd.*	705	16,300
Keihan Holdings Co., Ltd.	835	27,013
Keikyu Corp.	2,121	38,902
Keio Corp.	982	44,961
Keisei Electric Railway Co., Ltd.	1,188	38,759
Kinden Corp.	1,114	19,445

	Shares	Value
Common Stocks (continued)

Industrials (continued)
Kintetsu Group Holdings Co., Ltd.	1,533	$62,413
Kokuyo Co., Ltd.	719	12,971
Komatsu Ltd.	7,904	270,870
Kubota Corp.	9,663	163,324
Kurita Water Industries Ltd.	939	30,463
Kyowa Exeo Corp.	759	19,768
Kyudenko Corp.	333	15,612
Kyushu Railway Co.	1,369	43,913
LIXIL Group Corp.	2,222	49,811
Mabuchi Motor Co., Ltd.	440	22,196
Maeda Corp.	1,138	14,061
Maeda Road Construction Co., Ltd.	495	10,694
Makita Corp.	2,108	94,781
Marubeni Corp.	13,529	101,902
MINEBEA MITSUMI, Inc.	3,585	71,978
MISUMI Group, Inc.	2,355	65,210
Mitsubishi Corp.	11,125	307,748
Mitsubishi Electric Corp.	17,095	262,537
Mitsubishi Heavy Industries Ltd.	2,472	97,728
Mitsubishi Logistics Corp.	577	13,351
Mitsui & Co., Ltd.	14,510	262,088
Mitsui E&S Holdings Co., Ltd.*	627	10,772
Mitsui OSK Lines Ltd.	943	27,965
Miura Co., Ltd.	836	25,479
MonotaRO Co., Ltd.	499	17,443
Nabtesco Corp.	994	35,927
Nagase & Co., Ltd.	942	16,124
Nagoya Railroad Co., Ltd.	1,553	40,746
Nankai Electric Railway Co., Ltd.	931	24,801
NGK Insulators Ltd.	2,259	41,536
Nidec Corp.	2,027	317,503
Nihon M&A Center, Inc.	1,085	31,829
Nippo Corp.	433	9,936
Nippon Express Co., Ltd.	625	47,236
Nippon Yusen K.K.	1,370	29,222
Nishi-Nippon Railroad Co., Ltd.	645	17,919
Nisshinbo Holdings, Inc.	1,155	16,329
NSK Ltd.	3,885	52,191
NTN Corp.(a)	3,623	15,992
Obayashi Corp.	5,748	66,292
Odakyu Electric Railway Co., Ltd.	2,604	56,185
OKUMA Corp.	256	14,669
OSG Corp.	657	14,578
Park24 Co., Ltd.	891	25,242
Penta-Ocean Construction Co., Ltd.	2,422	19,146
Persol Holdings Co., Ltd.	1,441	34,278
Pilot Corp.	212	11,586
Recruit Holdings Co., Ltd.	10,348	238,971
Sankyu, Inc.	424	20,614
Sanwa Holdings Corp.	1,691	21,774
Secom Co., Ltd.	1,675	125,550
Seibu Holdings, Inc.	1,843	31,142
Seino Holdings Co., Ltd.	1,260	23,640
SG Holdings Co., Ltd.	693	15,497
Shima Seiki Manufacturing Ltd.(a)	256	16,283
Shimizu Corp.	4,834	47,887
SMC Corp.	501	191,014
Sohgo Security Services Co., Ltd.	569	28,132
Sojitz Corp.	10,696	35,287
Sotetsu Holdings, Inc.(a)	663	19,025
Sumitomo Corp.	9,689	174,389
Sumitomo Heavy Industries Ltd.	963	36,874

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE Japan ETF (continued)

April 30, 2018

	Shares	Value

Common Stocks (continued)

Industrials (continued)
Tadano Ltd.	975	$15,058
Taisei Corp.	1,817	98,135
THK Co., Ltd.	974	34,091
Tobu Railway Co., Ltd.	1,721	54,890
Toda Corp.	1,973	16,300
Tokyu Corp.	4,208	70,797
Toppan Forms Co., Ltd.	337	3,760
Toppan Printing Co., Ltd.	4,462	37,352
Toshiba Corp.*	50,809	136,048
TOTO Ltd.	1,230	69,804
Toyota Tsusho Corp.	1,903	68,433
Ushio, Inc.	999	14,096
West Japan Railway Co.	1,586	112,328
Yamato Holdings Co., Ltd.	3,036	78,172
Total Industrials		7,521,577

Information Technology — 12.0%
Advantest Corp.	1,513	36,226
Alps Electric Co., Ltd.	1,608	35,679
Azbil Corp.	551	25,681
Brother Industries Ltd.	2,013	43,341
Canon, Inc.	8,892	307,980
Capcom Co., Ltd.	790	15,183
Citizen Watch Co., Ltd.	2,315	17,348
COLOPL, Inc.	397	3,008
DeNA Co., Ltd.	943	17,968
Disco Corp.	236	41,582
FUJIFILM Holdings Corp.	3,297	132,724
Fujitsu Ltd.	16,752	101,943
GMO Payment Gateway, Inc.	139	13,782
Gree, Inc.	804	4,445
GungHo Online Entertainment, Inc.	3,199	9,677
Hamamatsu Photonics K.K.	1,106	42,653
Hirose Electric Co., Ltd.	288	40,584
Hitachi High-Technologies Corp.	546	25,497
Hitachi Ltd.	39,987	292,927
Horiba Ltd.	328	23,890
Ibiden Co., Ltd.	922	15,259
Itochu Techno-Solutions Corp.	823	17,073
Japan Aviation Electronics Industry Ltd.	381	6,518
Japan Display, Inc.*(a)	3,035	4,022
Kakaku.com, Inc.	1,136	21,708
Keyence Corp.	780	477,374
Koei Tecmo Holdings Co., Ltd.	416	8,588
Konami Holdings Corp.	810	39,825
Konica Minolta, Inc.	3,859	33,150
Kyocera Corp.	2,698	172,544
LINE Corp.*	337	12,304
Murata Manufacturing Co., Ltd.	1,639	207,449
NEC Corp.	2,221	60,993
Nexon Co., Ltd.*	3,483	50,705
Nintendo Co., Ltd.	930	392,398
Nippon Electric Glass Co., Ltd.	705	20,327
Nomura Research Institute Ltd.	885	45,696
NS Solutions Corp.	279	8,083
NTT Data Corp.	5,377	57,934
OBIC Business Consultants Co., Ltd.	63	4,617
Obic Co., Ltd.	571	47,851
Omron Corp.	1,704	92,500
Oracle Corp. Japan	276	22,700
Otsuka Corp.	874	40,735

	Shares	Value
Common Stocks (continued)

Information Technology (continued)
Renesas Electronics Corp.*	5,951	$62,433
Ricoh Co., Ltd.	5,806	56,826
Rohm Co., Ltd.	757	70,702
SCREEN Holdings Co., Ltd.	335	27,584
SCSK Corp.	356	15,258
Seiko Epson Corp.	2,352	44,171
Shimadzu Corp.	2,296	62,444
Square Enix Holdings Co., Ltd.	660	27,504
SUMCO Corp.	1,995	49,262
Taiyo Yuden Co., Ltd.	947	16,867
TDK Corp.	1,036	89,469
TIS, Inc.	685	27,168
Tokyo Electron Ltd.	1,348	259,375
Topcon Corp.	889	17,711
Trend Micro, Inc.	979	58,691
Ulvac, Inc.	411	22,123
Yahoo Japan Corp.	11,169	45,931
Yaskawa Electric Corp.	1,891	77,247
Yokogawa Electric Corp.	2,069	45,644
Total Information Technology		4,168,881

Materials — 6.6%
Air Water, Inc.	1,302	25,154
Asahi Kasei Corp.	10,768	148,346
Daicel Corp.	2,492	28,831
Daido Steel Co., Ltd.	299	16,231
Denka Co., Ltd.	758	27,085
DIC Corp.	697	23,695
Dowa Holdings Co., Ltd.	387	14,606
FP Corp.	195	12,047
Hitachi Chemical Co., Ltd.	847	18,624
Hitachi Metals Ltd.	1,683	19,318
JFE Holdings, Inc.	4,391	90,469
JSR Corp.	1,599	30,175
Kaneka Corp.	2,458	24,282
Kansai Paint Co., Ltd.	1,652	37,199
Kobe Steel Ltd.	2,539	26,266
Kuraray Co., Ltd.	3,008	50,085
Lintec Corp.	426	12,322
Maruichi Steel Tube Ltd.	525	17,968
Mitsubishi Chemical Holdings Corp.	11,162	106,035
Mitsubishi Gas Chemical Co., Inc.	1,573	37,002
Mitsubishi Materials Corp.	1,065	32,507
Mitsui Chemicals, Inc.	1,554	44,593
Mitsui Mining & Smelting Co., Ltd.	467	19,866
Nippon Kayaku Co., Ltd.	1,429	17,904
Nippon Paint Holdings Co., Ltd.(a)	1,317	53,920
Nippon Paper Industries Co., Ltd.	802	15,369
Nippon Shokubai Co., Ltd.	270	18,358
Nippon Steel & Sumitomo Metal Corp.	6,736	146,816
Nissan Chemical Industries Ltd.	1,201	53,506
Nisshin Steel Co., Ltd.	387	5,149
Nitto Denko Corp.	1,330	99,059
NOF Corp.	600	17,903
Oji Holdings Corp.	7,515	52,881
Rengo Co., Ltd.	1,780	15,323
Shin-Etsu Chemical Co., Ltd.	3,525	354,513
Showa Denko K.K.	1,078	36,007
Sumitomo Chemical Co., Ltd.	12,875	74,008
Sumitomo Metal Mining Co., Ltd.	2,029	87,112
Sumitomo Osaka Cement Co., Ltd.	3,178	14,550

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE Japan ETF (continued)

April 30, 2018

	Shares	Value

Common Stocks (continued)

Materials (continued)
Taiheiyo Cement Corp.	1,032	$39,092
Taiyo Nippon Sanso Corp.	1,222	18,125
Teijin Ltd.	1,515	28,535
Tokai Carbon Co., Ltd.	1,670	20,985
Tokuyama Corp.	581	17,336
Toray Industries, Inc.	13,096	122,313
Tosoh Corp.	2,426	43,055
Toyo Seikan Group Holdings Ltd.	1,356	21,352
Toyobo Co., Ltd.	746	14,548
Ube Industries Ltd.	902	27,532
Yamato Kogyo Co., Ltd.	297	8,821
Zeon Corp.	1,254	16,285
Total Materials		2,303,063

Real Estate — 3.1%
Aeon Mall Co., Ltd.	1,012	20,513
Daikyo, Inc.	245	5,340
Daito Trust Construction Co., Ltd.	612	102,098
Daiwa House Industry Co., Ltd.	5,615	205,768
Hulic Co., Ltd.	3,038	32,677
Ichigo, Inc.	1,749	7,800
Leopalace21 Corp.	2,023	17,582
Mitsubishi Estate Co., Ltd.	10,218	186,991
Mitsui Fudosan Co., Ltd.	8,178	210,121
Nomura Real Estate Holdings, Inc.	1,008	25,038
NTT Urban Development Corp.	919	10,842
Open House Co., Ltd.	253	14,150
Relo Group, Inc.	885	19,944
Sumitomo Realty & Development Co., Ltd.	3,736	148,484
Tokyo Tatemono Co., Ltd.	1,757	26,766
Tokyu Fudosan Holdings Corp.	4,380	34,504
Total Real Estate		1,068,618

Telecommunication Services — 4.4%
KDDI Corp.	15,574	418,011
Nippon Telegraph & Telephone Corp.	5,715	271,844
NTT DOCOMO, Inc.	10,868	281,570
SoftBank Group Corp.	7,372	572,715
Total Telecommunication Services		1,544,140

	Shares	Value
Common Stocks (continued)

Utilities — 1.9%
Chubu Electric Power Co., Inc.	5,975	$93,563
Chugoku Electric Power Co., Inc. (The)	2,460	30,799
Electric Power Development Co., Ltd.	1,409	38,346
Hokkaido Electric Power Co., Inc.	1,504	9,979
Hokuriku Electric Power Co.*(a)	1,447	14,771
Kansai Electric Power Co., Inc. (The)	6,210	86,829
Kyushu Electric Power Co., Inc.	3,958	48,903
Osaka Gas Co., Ltd.	3,370	72,497
Shikoku Electric Power Co., Inc.	1,314	16,704
Toho Gas Co., Ltd.	770	23,362
Tohoku Electric Power Co., Inc.	4,024	51,888
Tokyo Electric Power Co., Holdings, Inc.*	13,298	63,315
Tokyo Gas Co., Ltd.	3,620	96,997
Total Utilities		647,953

Total Common Stocks
(Cost $27,897,697)		34,307,877

Investment of Cash Collateral For Securities Loaned — 0.1%

Money Market Fund — 0.1%
Dreyfus Government Cash Management Fund, Institutional Shares, 1.61%(b)
(Cost $36,157)	36,157	36,157

Total Investments — 98.8%
(Cost $27,933,854)		34,344,034

Other Assets and Liabilities, Net — 1.2%		402,449

Net Assets — 100.0%		$34,746,483

*	Non-income producing securities.
(a)	All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $246,157; total market value of collateral held by the Fund was $260,055. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of $223,898.
(b)	Reflects the 1-day yield at April 30, 2018.

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE Japan ETF (continued)

April 30, 2018

Forward Foreign Currency Contracts Outstanding as of April 30, 2018:

Purchased Contracts	Settlement Date	Counterparty	Currency Amount Purchased	Value at Settlement Date	Value at April 30, 2018	Unrealized Appreciation
Japanese Yen	05/08/18	Merrill Lynch	1,797,754,947	$16,438,090	$16,438,175	$85
Unrealized Appreciation				$16,438,090	$16,438,175	$85

Sold Contracts	Settlement Date	Counterparty	Currency Amount Sold	Value at Settlement Date	Value at April 30, 2018	Unrealized Appreciation
Japanese Yen	05/08/18	Merrill Lynch	(1,855,818,747)	$(17,492,047)	$(16,969,094)	$522,953
Unrealized Appreciation				$(17,492,047)	$(16,969,094)	$522,953
Total Unrealized Appreciation						$523,038

Purchased Contracts	Settlement Date	Counterparty	Currency Amount Purchased	Value at Settlement Date	Value at April 30, 2018	Unrealized (Depreciation)
Japanese Yen	05/08/18	Merrill Lynch	58,063,800	$542,171	$530,920	$(11,251)
Unrealized Depreciation				$542,171	$530,920	$(11,251)

Sold Contracts	Settlement Date	Counterparty	Currency Amount Sold	Value at Settlement Date	Value at April 30, 2018	Unrealized (Depreciation)
Japanese Yen	06/07/18	Merrill Lynch	(1,877,501,512)	$(17,192,733)	$(17,203,419)	$(10,686)
Unrealized Depreciation				$(17,192,733)	$(17,203,419)	$(10,686)
Total Unrealized Depreciation						$(21,937)

Net Unrealized Appreciation (Depreciation)						$501,101

As of 4/30/2018, there was no collateral segregated by the counterparty for Forward foreign currency contracts.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2018. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Investments in Securities:(c)
Common Stocks	$34,307,877	$—	$—	$34,307,877
Investment of Cash Collateral for Securities Loaned:
Money Market Fund	36,157	—	—	36,157
Total Investments in Securities	34,344,034	—	—	34,344,034
Other Financial Instruments:(d)
Forward Foreign Currency Contracts	—	523,038	—	523,038
Total Investments in Securities and Other Financial Instruments	$34,344,034	$523,038	$—	$34,867,072

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Other Financial Instruments:(d)
Forward Foreign Currency Contracts	$—	$21,937	$—	$21,937
Total Other Financial Instruments	$—	$21,937	$—	$21,937

(c)	For a complete listing of investments and their industries, see the Schedules of Investments.
(d)	Reflects the unrealized appreciation (depreciation) of the instruments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended April 30, 2018, the Fund did not have any transfers between any levels within the fair value hierarchy. (See Note 2)

See notes to financial statements.

Schedules of Investments — IQ Leaders GTAA Tracker ETF

April 30, 2018

	Shares	Value

Investment Companies — 99.9%

Aggregate Bond Funds — 22.8%
iShares Core U.S. Aggregate Bond ETF	61,994	$6,571,364
SPDR Portfolio Aggregate Bond ETF	10,183	283,597
Vanguard Total Bond Market ETF	56,026	4,428,855
Total Aggregate Bond Funds		11,283,816

Convertible Bond Fund — 9.0%
SPDR Bloomberg Barclays Convertible Securities ETF(a)	86,605	4,454,961

Emerging Equity Funds — 6.1%
iShares Core MSCI Emerging Markets ETF	22,592	1,284,355
Vanguard FTSE Emerging Markets ETF	38,507	1,759,000
Total Emerging Equity Funds		3,043,355

High Yield Corporate Bond Funds — 4.0%
iShares iBoxx $ High Yield Corporate Bond ETF(a)(b)	14,170	1,214,369
SPDR Bloomberg Barclays High Yield Bond ETF(a)	21,407	767,869
Total High Yield Corporate Bond Funds		1,982,238

International Equity Core Funds — 28.2%
iShares Core MSCI EAFE ETF	92,700	6,177,528
Vanguard FTSE Developed Markets ETF(a)	173,547	7,776,641
Total International Equity Core Funds		13,954,169

U.S. Large Cap Core Funds — 25.1%
Consumer Discretionary Select Sector SPDR Fund	20,679	2,144,412
Consumer Staples Select Sector SPDR Fund	5,224	263,551
Energy Select Sector SPDR Fund	3,774	278,559
Financial Select Sector SPDR Fund	78,354	2,150,817
Health Care Select Sector SPDR Fund	5,421	445,932
Industrial Select Sector SPDR Fund	38,693	2,794,409
Materials Select Sector SPDR Fund	2,016	114,932
Technology Select Sector SPDR Fund	6,879	450,299
Utilities Select Sector SPDR Fund(a)	16,069	828,518
Vanguard Consumer Discretionary ETF(a)	2,739	442,842
Vanguard Consumer Staples ETF	849	111,278
Vanguard Energy ETF(a)	617	62,515
Vanguard Financials ETF(a)	8,014	554,729
Vanguard Health Care ETF(a)	1,325	205,282
Vanguard Industrials ETF(a)	5,764	780,330
Vanguard Information Technology ETF	2,357	402,953
Vanguard Materials ETF(a)	502	65,019
Vanguard Utilities ETF	2,597	297,538
Total U.S. Large Cap Core Funds		12,393,915

	Shares	Value

Investment Companies (continued)

U.S. Medium Term Treasury Bond Fund — 4.7%
iShares 7-10 Year Treasury Bond ETF(a)	22,716	$2,310,217

Total Investment Companies
(Cost $48,983,202)		49,422,671

Short-Term Investment — 0.2%

Money Market Fund — 0.2%
Morgan Stanley Institutional Liquidity Funds Treasury Portfolio — Institutional Class, 1.58%(c)
(Cost $86,391)	86,391	86,391

Investment of Cash Collateral For Securities Loaned — 15.6%

Money Market Fund — 15.6%
Dreyfus Government Cash Management Fund, Institutional Shares, 1.61%(c)
(Cost $7,739,673)	7,739,673	7,739,673

Total Investments — 115.7%
(Cost $56,809,266)		57,248,735

Other Assets and Liabilities, Net — (15.7)%		(7,775,958)

Net Assets — 100.0%		$49,472,777

(a)	All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $8,117,227; total market value of collateral held by the Fund was $8,331,285. Market value of the collateral held includes non-cash U.S. Treasury securities having a value of $591,612.
(b)	All or a portion of these securities have been segregated as collateral for swap contracts. The total value of securities segregated amounted to $243,388.
(c)	Reflects the 1-day yield at April 30, 2018.

See notes to financial statements.

Schedules of Investments — IQ Leaders GTAA Tracker ETF (continued)

April 30, 2018

Total Return Swap contracts outstanding at April 30, 2018:

Total Return Benchmark	Counterparty	Annual Financing Rate Received (Paid) %	Expiration Date	Payment Frequency Received/ (Paid)	Notional Amount Long (Short)	Value/ Unrealized Appreciation/ (Depreciation)(d)
Consumer Discretionary Select Sector SPDR Fund	Morgan Stanley	2.20	10/03/2019	Monthly	$120,396	$—
Consumer Staples Select Sector SPDR Fund	Morgan Stanley	2.20	10/03/2019	Monthly	14,782	—
Energy Select Sector SPDR Fund	Morgan Stanley	2.20	10/03/2019	Monthly	15,648	—
Financial Select Sector SPDR Fund	Morgan Stanley	2.20	10/03/2019	Monthly	120,725	—
Health Care Select Sector SPDR Fund	Morgan Stanley	2.20	10/03/2019	Monthly	25,007	—
Industrial Select Sector SPDR Fund	Morgan Stanley	2.20	10/03/2019	Monthly	156,862	—
iShares 7-10 Year Treasury Bond ETF		2.20	10/03/2019	Monthly	129,668	—
iShares Core MSCI EAFE ETF	Morgan Stanley	2.20	10/03/2019	Monthly	346,728	—
iShares Core MSCI Emerging Markets ETF	Morgan Stanley	2.20	10/03/2019	Monthly	72,086	—
iShares Core U.S. Aggregate Bond ETF	Morgan Stanley	2.20	10/03/2019	Monthly	368,774	—
iShares iBoxx $ High Yield Corporate Bond ETF	Morgan Stanley	2.20	10/03/2019	Monthly	68,132	—
iShares iBoxx $ Investment Grade Corporate Bond ETF	Morgan Stanley	1.25	10/03/2019	Monthly	(243,345)	—
iShares Russell 2000 ETF	Morgan Stanley	1.30	10/03/2019	Monthly	(1,950,384)	—
Materials Select Sector SPDR Fund	Morgan Stanley	2.20	10/03/2019	Monthly	6,442	—
SPDR Bloomberg Barclays Convertible Securities ETF	Morgan Stanley	2.20	10/03/2019	Monthly	250,050	—
SPDR Bloomberg Barclays High Yield Bond ETF	Morgan Stanley	2.20	10/03/2019	Monthly	43,080	—
SPDR Portfolio Aggregate Bond ETF	Morgan Stanley	2.20	10/03/2019	Monthly	15,902	—
Technology Select Sector SPDR Fund	Morgan Stanley	2.20	10/03/2019	Monthly	25,268	—
Utilities Select Sector SPDR Fund		2.20	10/03/2019	Monthly	46,507	—
Vanguard Consumer Discretionary ETF	Morgan Stanley	2.20	10/03/2019	Monthly	24,899	—
Vanguard Consumer Staples ETF	Morgan Stanley	2.20	10/03/2019	Monthly	6,291	—
Vanguard Energy ETF		2.20	10/03/2019	Monthly	3,040	—
Vanguard Financials ETF	Morgan Stanley	2.20	10/03/2019	Monthly	31,149	—
Vanguard FTSE Developed Markets ETF	Morgan Stanley	2.20	10/03/2019	Monthly	436,449	—
Vanguard FTSE Emerging Markets ETF	Morgan Stanley	2.20	10/03/2019	Monthly	98,714	—
Vanguard Health Care ETF	Morgan Stanley	2.20	10/03/2019	Monthly	11,465	—
Vanguard Industrials ETF	Morgan Stanley	2.20	10/03/2019	Monthly	43,728	—
Vanguard Information Technology ETF	Morgan Stanley	2.20	10/03/2019	Monthly	22,567	—
Vanguard Materials ETF	Morgan Stanley	2.20	10/03/2019	Monthly	3,627	—
Vanguard Real Estate ETF	Morgan Stanley	1.15	10/03/2019	Monthly	(624,014)	—
Vanguard Total Bond Market ETF	Morgan Stanley	2.20	10/03/2019	Monthly	248,533	—
Vanguard Utilities ETF		2.20	10/03/2019	Monthly	16,384	—
						$—

The total value of securities segregated as collateral for swap contracts with counterparty Morgan Stanley amounted to $243,388 at April 30, 2018. The Fund either receives fees from, or pays to the counterparty, the total return of the benchmark and the agreed-upon financing rate.

(d)	Reflects the value at reset date of April 30, 2018.

See notes to financial statements.

Schedules of Investments — IQ Leaders GTAA Tracker ETF (continued)

April 30, 2018

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2018. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Investments in Securities:(e)
Investment Companies	$49,422,671	$—	$—	$49,422,671
Short-Term Investment:
Money Market Fund	86,391	—	—	86,391
Investment of Cash Collateral for Securities Loaned:
Money Market Fund	7,739,673	—	—	7,739,673
Total Investments in Securities	57,248,735	—	—	57,248,735
Other Financial Instruments:(f)
Swap Contracts	—	—	—	—
Total Investments in Securities and Other Financial Instruments	$57,248,735	$—	$—	$57,248,735

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Other Financial Instruments:(f)
Swap Contracts	$—	$—	$—	$—
Total Other Financial Instruments	$—	$—	$—	$—

(e)	For a complete listing of investments and their industries, see the Schedules of Investments.
(f)	Reflects the unrealized appreciation (depreciation) of the instruments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended April 30, 2018, the Fund did not have any transfers between any levels within the fair value hierarchy. (See Note 2)

See notes to financial statements.

Schedules of Investments — IQ Enhanced Core Bond U.S. ETF

April 30, 2018

	Shares	Value

Investment Companies — 99.8%

Investment Grade Corporate Bond Funds — 36.7%
iShares iBoxx $ Investment Grade Corporate Bond ETF	74,823	$8,621,106
iShares U.S. Credit Bond ETF	3,771	405,797
Vanguard Intermediate-Term Corporate Bond ETF	116,114	9,715,259
Total Investment Grade Corporate Bond Funds		18,742,162

Mortgage Backed Securities Funds — 28.6%
iShares MBS ETF(a)	51,573	5,353,793
SPDR Bloomberg Barclays Mortgage Backed Bond ETF	94,676	2,397,197
Vanguard Mortgage-Backed Securities ETF	134,466	6,887,348
Total Mortgage Backed Securities Funds		14,638,338

U.S. Intermediate Term Treasury Bond Funds — 3.6%
Schwab Intermediate-Term U.S. Treasury ETF(a)	18,905	983,438
Vanguard Intermediate-Term Treasury ETF	13,531	843,116
Total U.S. Intermediate Term Treasury Bond Funds		1,826,554

U.S. Long Term Treasury Bond Funds — 30.1%
iShares 10-20 Year Treasury Bond ETF(a)	1,740	226,113
iShares 20+ Year Treasury Bond ETF	20,957	2,495,979
SPDR Portfolio Long Term Treasury ETF	198,344	6,805,182
Vanguard Long-Term Treasury ETF	79,543	5,832,093
Total U.S. Long Term Treasury Bond Funds		15,359,367

	Shares	Value

Investment Companies (continued)

U.S. Medium Term Treasury Bond Funds — 0.8%
iShares 3-7 Year Treasury Bond ETF	2,629	$314,218
iShares 7-10 Year Treasury Bond ETF	780	79,326
Total U.S. Medium Term Treasury Bond Funds		393,544

Total Investment Companies
(Cost $52,480,850)		50,959,965

Short-Term Investment — 0.2%

Money Market Fund — 0.2%
Morgan Stanley Institutional Liquidity Funds Treasury Portfolio — Institutional Class, 1.58%(b)
(Cost $126,884)	126,884	126,884

Investment of Cash Collateral For Securities Loaned — 1.0%

Money Market Fund — 1.0%
Dreyfus Government Cash Management Fund, Institutional Shares, 1.61%(b)
(Cost $528,755)	528,755	528,755

Total Investments — 101.0%
(Cost $53,136,489)		51,615,604

Other Assets and Liabilities, Net — (1.0)%		(533,747)

Net Assets — 100.0%		$51,081,857

(a)	All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $518,694; total market value of collateral held by the Fund was $528,755.
(b)	Reflects the 1-day yield at April 30, 2018.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2018. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Investments in Securities:(c)
Investment Companies	$50,959,965	$—	$—	$50,959,965
Short-Term Investment:
Money Market Fund	126,884	—	—	126,884
Investment of Cash Collateral for Securities Loaned:
Money Market Fund	528,755	—	—	528,755
Total Investments in Securities	$51,615,604	$—	$—	$51,615,604

(c)	For a complete listing of investments and their industries, see the Schedules of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended April 30, 2018, the Fund did not have any transfers between any levels within the fair value hierarchy. (See Note 2)

See notes to financial statements.

Schedules of Investments — IQ Enhanced Core Plus Bond U.S. ETF

April 30, 2018

	Shares	Value

Investment Companies — 99.8%

High Yield Corporate Bond Funds — 22.2%
iShares iBoxx $ High Yield Corporate Bond ETF(a)	390,040	$33,426,428
SPDR Bloomberg Barclays High Yield Bond ETF(a)	1,141,385	40,941,480
Total High Yield Corporate Bond Funds		74,367,908

Investment Grade Corporate Bond Funds — 38.0%
iShares iBoxx $ Investment Grade Corporate Bond ETF	506,369	58,343,836
iShares U.S. Credit Bond ETF	25,521	2,746,315
Vanguard Intermediate-Term Corporate Bond ETF	785,816	65,749,225
Total Investment Grade Corporate Bond Funds		126,839,376

Mortgage Backed Securities Funds — 24.1%
iShares MBS ETF	283,442	29,424,114
SPDR Bloomberg Barclays Mortgage Backed Bond ETF	520,339	13,174,984
Vanguard Mortgage-Backed Securities ETF	739,018	37,852,502
Total Mortgage Backed Securities Funds		80,451,600

U.S. Long Term Treasury Bond Funds — 15.5%
iShares 10-20 Year Treasury Bond ETF(a)	5,869	762,676
iShares 20+ Year Treasury Bond ETF	70,685	8,418,583
SPDR Portfolio Long Term Treasury ETF	669,005	22,953,562

	Shares	Value

Investment Companies (continued)

U.S. Long Term Treasury Bond Funds (continued)
Vanguard Long-Term Treasury ETF(a)	268,296	$19,671,463
Total U.S. Long Term Treasury Bond Funds		51,806,284

Total Investment Companies
(Cost $341,229,263)		333,465,168

Short-Term Investment — 0.2%

Money Market Fund — 0.2%
Morgan Stanley Institutional Liquidity Funds Treasury Portfolio — Institutional Class, 1.58%(b)
(Cost $496,976)	496,976	496,976

Investment of Cash Collateral For Securities Loaned — 22.0%

Money Market Fund — 22.0%
Dreyfus Government Cash Management Fund, Institutional Shares, 1.61%(b)
(Cost $73,354,896)	73,354,896	73,354,896

Total Investments — 122.0%
(Cost $415,081,135)		407,317,040

Other Assets and Liabilities, Net — (22.0)%		(73,327,392)

Net Assets — 100.0%		$333,989,648

(a)	All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $74,895,524; total market value of collateral held by the Fund was $76,692,065. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of $3,337,169.
(b)	Reflects the 1-day yield at April 30, 2018.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2018. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Investments in Securities:(c)
Investment Companies	$333,465,168	$—	$—	$333,465,168
Short-Term Investment:
Money Market Fund	496,976	—	—	496,976
Investment of Cash Collateral for Securities Loaned:
Money Market Fund	73,354,896	—	—	73,354,896
Total Investments in Securities	$407,317,040	$—	$—	$407,317,040

(c)	For a complete listing of investments and their industries, see the Schedules of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended April 30, 2018, the Fund did not have any transfers between any levels within the fair value hierarchy. (See Note 2)

See notes to financial statements.

Schedules of Investments — IQ Enhanced Core Plus Bond U.S. ETF (continued)

April 30, 2018

A summary of the Fund’s transactions with affiliated funds during the year April 30, 2018 is as follows:

Affiliated Holdings

	Shares at 04/30/2017	Value ($) at 04/30/2017	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation/ (Depreciation) ($)	Income Distributions ($)	Capital Gain Distributions ($)	Shares at 04/30/2018	Value ($) at 04/30/2018
SPDR
Bloomberg
Barclays
Mortgage
Backed Bond
ETF	402,831	10,610,568	39,065,014	36,007,770	(511,437)	18,609	263,724	—	520,339	13,174,984
	402,831	10,610,568	39,065,014	36,007,770	(511,437)	18,609	263,724	—	520,339	13,174,984

For more information on the determination, please refer to Note 6.

See notes to financial statements.

Schedules of Investments — IQ S&P High Yield Low Volatility Bond ETF

April 30, 2018

	Principal Amount	Value

Long-Term Bonds 97.3%
Corporate Bonds — 87.1%

Consumer Discretionary — 10.0%
Allison Transmission, Inc.
5.000%, due 10/1/24‡	$325,000	$319,312
Boyd Gaming Corp.
6.375%, due 4/1/26	230,000	240,637
Dana, Inc.
5.500%, due 12/15/24	120,000	121,800
ESH Hospitality, Inc.
5.250%, due 5/1/25‡	365,000	355,875
Goodyear Tire & Rubber Co. (The)
4.875%, due 3/15/27	190,000	177,650
5.000%, due 5/31/26	250,000	238,125
5.125%, due 11/15/23	295,000	293,525
Hanesbrands, Inc.
4.625%, due 5/15/24‡	290,000	280,575
4.875%, due 5/15/26‡	255,000	245,437
Hilton Domestic Operating Co., Inc.
4.250%, due 9/1/24	300,000	286,500
5.125%, due 5/1/26‡	425,000	424,469
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp.
4.625%, due 4/1/25	250,000	241,875
4.875%, due 4/1/27	150,000	144,750
International Game Technology PLC
6.250%, due 2/15/22‡	700,000	733,250
6.500%, due 2/15/25‡	220,000	234,850
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC
4.750%, due 6/1/27‡	225,000	216,000
5.000%, due 6/1/24‡	340,000	338,725
5.250%, due 6/1/26‡	275,000	276,375
L Brands, Inc.
5.625%, due 2/15/22	350,000	363,125
5.625%, due 10/15/23	100,000	103,750
6.625%, due 4/1/21	210,000	222,600
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc.
4.500%, due 9/1/26	130,000	122,687
5.625%, due 5/1/24	315,000	321,300
MGM Resorts International
4.625%, due 9/1/26	95,000	89,894
5.250%, due 3/31/20	150,000	153,750
6.000%, due 3/15/23	575,000	599,437
6.625%, due 12/15/21	350,000	373,625
6.750%, due 10/1/20	325,000	344,500
7.750%, due 3/15/22	150,000	166,312
Navistar International Corp.
6.625%, due 11/1/25‡	325,000	337,188
Penske Automotive Group, Inc.
5.750%, due 10/1/22	175,000	179,594
QVC, Inc.
4.375%, due 3/15/23	140,000	139,455
4.450%, due 2/15/25	115,000	112,169
4.850%, due 4/1/24	225,000	226,556
5.125%, due 7/2/22	80,000	82,139
Scientific Games International, Inc.
5.000%, due 10/15/25‡	350,000	338,188
Six Flags Entertainment Corp.
4.875%, due 7/31/24‡	300,000	292,500
5.500%, due 4/15/27‡	150,000	148,875

	Shares	Value
Corporate Bonds (continued)

Consumer Discretionary (continued)
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
4.250%, due 5/30/23‡	$115,000	$110,688
5.250%, due 5/15/27‡	225,000	216,844
5.500%, due 3/1/25‡	540,000	537,300
		10,752,206

Consumer Staples — 1.2%
B&G Foods, Inc.
4.625%, due 6/1/21	200,000	197,500
First Quality Finance Co., Inc.
4.625%, due 5/15/21‡	175,000	172,812
Lamb Weston Holdings, Inc.
4.625%, due 11/1/24‡	250,000	247,813
4.875%, due 11/1/26‡	215,000	212,850
Spectrum Brands, Inc.
5.750%, due 7/15/25	280,000	278,950
Tempur Sealy International, Inc.
5.625%, due 10/15/23	115,000	115,575
		1,225,500

Energy — 11.6%
Antero Midstream Partners LP / Antero Midstream Finance Corp.
5.375%, due 9/15/24	175,000	174,562
Antero Resources Corp.
5.000%, due 3/1/25	175,000	175,219
5.125%, due 12/1/22	300,000	302,250
5.375%, due 11/1/21	275,000	278,437
5.625%, due 6/1/23	200,000	204,250
Cheniere Corpus Christi Holdings LLC
5.125%, due 6/30/27	425,000	413,312
5.875%, due 3/31/25	490,000	503,475
7.000%, due 6/30/24	330,000	360,525
Cheniere Energy Partners LP
5.250%, due 10/1/25‡	425,000	414,375
Continental Resources, Inc.
3.800%, due 6/1/24	300,000	291,000
4.375%, due 1/15/28‡	350,000	344,750
4.500%, due 4/15/23	350,000	354,375
4.900%, due 6/1/44	200,000	195,000
5.000%, due 9/15/22	600,000	609,000
Endeavor Energy Resources LP / EER Finance, Inc.
5.500%, due 1/30/26‡	300,000	300,750
Energy Transfer Equity LP
4.250%, due 3/15/23	350,000	338,625
5.500%, due 6/1/27	275,000	273,625
5.875%, due 1/15/24	340,000	346,800
7.500%, due 10/15/20	320,000	342,400
Hess Infrastructure Partners LP / Hess Infrastructure Partners Finance Corp.
5.625%, due 2/15/26‡	225,000	227,250
Hilcorp Energy I LP / Hilcorp Finance Co.
5.000%, due 12/1/24‡	150,000	146,250
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.
5.250%, due 3/15/22‡	125,000	125,312

See notes to financial statements.

Schedules of Investments — IQ S&P High Yield Low Volatility Bond ETF (continued)

April 30, 2018

	Principal Amount	Value

Corporate Bonds (continued)

Energy (continued)
Murphy Oil Corp.
6.875%, due 8/15/24	$325,000	$344,094
Newfield Exploration Co.
5.375%, due 1/1/26	175,000	181,125
5.625%, due 7/1/24	365,000	386,900
NGPL PipeCo LLC
4.375%, due 8/15/22‡	200,000	200,000
4.875%, due 8/15/27‡	175,000	169,750
Parsley Energy LLC / Parsley Finance Corp.
5.250%, due 8/15/25‡	120,000	120,000
5.375%, due 1/15/25‡	185,000	185,462
5.625%, due 10/15/27‡	200,000	202,500
PDC Energy, Inc.
5.750%, due 5/15/26‡	175,000	176,312
Radian Group, Inc.
4.500%, due 10/1/24	125,000	120,000
Range Resources Corp.
5.750%, due 6/1/21	150,000	153,375
RSP Permian, Inc.
5.250%, due 1/15/25	125,000	128,750
Sable Permian Resources Land LLC / AEPB Finance Corp.
13.000%, due 11/30/20‡	150,000	170,625
Springleaf Finance Corp.
7.750%, due 10/1/21	200,000	217,750
8.250%, due 12/15/20	275,000	302,844
Sunoco LP / Sunoco Finance Corp.
4.875%, due 1/15/23‡	300,000	294,000
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.
5.500%, due 9/15/24‡	200,000	202,500
5.500%, due 1/15/28‡	250,000	249,375
Targa Resources Partners LP / Targa Resources Partners Finance Corp.
4.125%, due 11/15/19	425,000	426,063
5.375%, due 2/1/27	150,000	143,625
6.750%, due 3/15/24	125,000	130,938
Whiting Petroleum Corp.
5.750%, due 3/15/21	250,000	255,938
Williams Cos., Inc. (The)
4.550%, due 6/24/24	345,000	343,706
5.750%, due 6/24/44	205,000	213,713
WPX Energy, Inc.
5.250%, due 9/15/24	175,000	176,313
8.250%, due 8/1/23	150,000	170,250
		12,387,450
Financials — 5.0%
Aircastle Ltd.
4.125%, due 5/1/24	225,000	220,219
5.000%, due 4/1/23	80,000	82,100
5.125%, due 3/15/21	160,000	163,600
5.500%, due 2/15/22	80,000	83,100
Ally Financial, Inc.
3.500%, due 1/27/19	225,000	225,281
3.750%, due 11/18/19	300,000	300,375
4.125%, due 3/30/20	200,000	201,000
4.125%, due 2/13/22	30,000	29,850
4.250%, due 4/15/21	175,000	175,875
4.625%, due 3/30/25	255,000	253,087
5.125%, due 9/30/24	250,000	256,875
8.000%, due 11/1/31	550,000	668,250

	Shares	Value
Corporate Bonds (continued)

Financials (continued)
CIT Group, Inc.
3.875%, due 2/19/19	$145,000	$145,544
5.000%, due 8/15/22	271,000	277,098
5.000%, due 8/1/23	225,000	229,500
5.250%, due 3/7/25	200,000	204,250
MSCI, Inc.
4.750%, due 8/1/26‡	225,000	222,469
5.250%, due 11/15/24‡	180,000	184,050
5.750%, due 8/15/25‡	200,000	208,500
Navient Corp.
5.000%, due 10/26/20	125,000	125,781
5.875%, due 3/25/21	175,000	179,375
Series MTN, 4.875%, due 6/17/19	320,000	322,800
Series MTN, 8.000%, due 3/25/20	425,000	452,625
Springleaf Finance Corp.
5.250%, due 12/15/19	175,000	179,156
		5,390,760

Health Care — 10.9%
Acadia Healthcare Co., Inc.
5.625%, due 2/15/23	175,000	176,312
Centene Corp.
4.750%, due 5/15/22	335,000	340,025
4.750%, due 1/15/25	380,000	369,550
5.625%, due 2/15/21	400,000	410,000
6.125%, due 2/15/24	155,000	162,362
DaVita, Inc.
5.125%, due 7/15/24	495,000	477,675
5.750%, due 8/15/22	350,000	357,437
Encompass Health Corp.
5.750%, due 11/1/24	320,000	324,800
Envision Healthcare Corp.
5.125%, due 7/1/22‡	200,000	197,500
5.625%, due 7/15/22	290,000	290,725
6.250%, due 12/1/24‡	150,000	155,625
HCA Healthcare, Inc.
6.250%, due 2/15/21	110,000	115,637
HCA, Inc.
3.750%, due 3/15/19	50,000	50,125
4.250%, due 10/15/19	35,000	35,262
4.500%, due 2/15/27	215,000	205,862
4.750%, due 5/1/23	195,000	197,194
5.000%, due 3/15/24	300,000	303,375
5.250%, due 4/15/25	105,000	106,312
5.250%, due 6/15/26	125,000	125,469
5.375%, due 2/1/25	380,000	379,050
5.500%, due 6/15/47	175,000	165,375
5.875%, due 3/15/22	125,000	131,719
5.875%, due 5/1/23	125,000	130,312
5.875%, due 2/15/26	225,000	228,094
6.500%, due 2/15/20	480,000	502,200
7.500%, due 2/15/22	495,000	544,500
Hologic, Inc.
4.375%, due 10/15/25‡	275,000	264,687
IQVIA, Inc.
4.875%, due 5/15/23‡	225,000	227,813
5.000%, due 10/15/26‡	280,000	276,500
Kindred Healthcare, Inc.
8.000%, due 1/15/20	210,000	224,963
LifePoint Health, Inc.
5.500%, due 12/1/21	300,000	300,750

See notes to financial statements.

Schedules of Investments — IQ S&P High Yield Low Volatility Bond ETF (continued)

April 30, 2018

	Principal Amount	Value

Corporate Bonds (continued)

Health Care (continued)
Service Corp. International
4.625%, due 12/15/27	$150,000	$146,813
5.375%, due 5/15/24	205,000	209,869
Teleflex, Inc.
4.625%, due 11/15/27	200,000	192,000
Tenet Healthcare Corp.
4.375%, due 10/1/21	285,000	281,438
4.500%, due 4/1/21	375,000	372,656
4.625%, due 7/15/24‡	550,000	532,125
4.750%, due 6/1/20	75,000	75,563
5.125%, due 5/1/25‡	400,000	388,000
6.000%, due 10/1/20	400,000	413,000
Valeant Pharmaceuticals International, Inc.
5.500%, due 11/1/25‡	525,000	521,063
6.500%, due 3/15/22‡	400,000	415,000
WellCare Health Plans, Inc.
5.250%, due 4/1/25	375,000	377,813
		11,702,550

Industrials — 9.4%
ADT Corp. (The)
3.500%, due 7/15/22	245,000	229,075
4.125%, due 6/15/23	260,000	243,750
6.250%, due 10/15/21	205,000	214,481
AECOM
5.125%, due 3/15/27	300,000	288,375
5.875%, due 10/15/24	200,000	208,250
Aramark Services, Inc.
4.750%, due 6/1/26	165,000	160,050
5.000%, due 4/1/25‡	200,000	201,250
5.000%, due 2/1/28‡	300,000	292,500
5.125%, due 1/15/24	305,000	310,337
Beacon Roofing Supply, Inc.
4.875%, due 11/1/25‡	350,000	330,750
Griffon Corp.
5.250%, due 3/1/22	300,000	298,875
HD Supply, Inc.
5.750%, due 4/15/24‡	255,000	267,750
Iron Mountain, Inc.
4.375%, due 6/1/21‡	155,000	154,806
4.875%, due 9/15/27‡	325,000	305,906
6.000%, due 8/15/23	85,000	87,550
KB Home
7.000%, due 12/15/21	150,000	159,375
KLX, Inc.
5.875%, due 12/1/22‡	350,000	365,313
Lennar Corp.
4.125%, due 1/15/22	105,000	103,950
4.500%, due 6/15/19	175,000	176,750
4.500%, due 11/15/19	125,000	126,094
4.500%, due 4/30/24	75,000	73,125
4.750%, due 4/1/21	180,000	182,475
4.750%, due 11/15/22	125,000	125,625
4.750%, due 5/30/25	290,000	282,025
4.750%, due 11/29/27‡	225,000	212,063
5.875%, due 11/15/24‡	125,000	129,063
PulteGroup, Inc.
4.250%, due 3/1/21	180,000	180,450
5.000%, due 1/15/27	150,000	145,875
5.500%, due 3/1/26	200,000	203,750

	Shares	Value
Corporate Bonds (continued)

Industrials (continued)
Sabre GLBL, Inc.
5.250%, due 11/15/23‡	$75,000	$75,844
5.375%, due 4/15/23‡	210,000	211,575
Standard Industries, Inc.
4.750%, due 1/15/28‡	275,000	255,750
5.000%, due 2/15/27‡	140,000	134,400
5.375%, due 11/15/24‡	455,000	458,412
5.500%, due 2/15/23‡	100,000	103,250
6.000%, due 10/15/25‡	279,000	289,462
Summit Materials LLC / Summit Materials Finance Corp.
6.125%, due 7/15/23	200,000	204,500
Toll Brothers Finance Corp.
4.875%, due 3/15/27	100,000	97,250
TransDigm, Inc.
6.000%, due 7/15/22	325,000	329,469
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc.
4.375%, due 6/15/19	130,000	130,325
United Rentals North America, Inc.
4.625%, due 10/15/25	225,000	218,531
4.875%, due 1/15/28	475,000	448,875
5.500%, due 7/15/25	275,000	281,875
5.500%, due 5/15/27	340,000	338,300
5.750%, due 11/15/24	190,000	196,650
5.875%, due 9/15/26	250,000	260,625
		10,094,731

Information Technology — 7.2%
CDK Global, Inc.
4.875%, due 6/1/27	175,000	169,312
5.000%, due 10/15/24	115,000	116,725
CDW LLC / CDW Finance Corp.
5.000%, due 9/1/23	200,000	204,000
5.000%, due 9/1/25	125,000	124,375
5.500%, due 12/1/24	160,000	165,600
CommScope Technologies LLC
5.000%, due 3/15/27‡	205,000	196,287
6.000%, due 6/15/25‡	510,000	525,300
CommScope, Inc.
5.000%, due 6/15/21‡	125,000	126,250
5.500%, due 6/15/24‡	180,000	183,600
Dell International LLC / EMC Corp.
5.875%, due 6/15/21‡	425,000	436,687
7.125%, due 6/15/24‡	455,000	484,575
EMC Corp.
2.650%, due 6/1/20	535,000	518,950
3.375%, due 6/1/23	305,000	283,650
First Data Corp.
5.000%, due 1/15/24‡	525,000	528,937
5.375%, due 8/15/23‡	435,000	441,525
5.750%, due 1/15/24‡	615,000	623,456
NCR Corp.
4.625%, due 2/15/21	175,000	174,563
5.000%, due 7/15/22	100,000	99,500
6.375%, due 12/15/23	255,000	263,925
Nuance Communications, Inc.
5.625%, due 12/15/26	130,000	129,025
Sensata Technologies BV
4.875%, due 10/15/23‡	150,000	151,313

See notes to financial statements.

Schedules of Investments — IQ S&P High Yield Low Volatility Bond ETF (continued)

April 30, 2018

	Principal Amount	Value

Corporate Bonds (continued)

Information Technology (continued)
Sensata Technologies UK Financing Co. PLC
6.250%, due 2/15/26‡	$265,000	$276,263
Symantec Corp.
5.000%, due 4/15/25‡	300,000	300,178
VeriSign, Inc.
4.625%, due 5/1/23	260,000	261,950
4.750%, due 7/15/27	175,000	168,000
5.250%, due 4/1/25	120,000	123,150
Western Digital Corp.
4.750%, due 2/15/26	650,000	640,250
		7,717,346

Materials — 9.1%
Alcoa Nederland Holding BV
6.750%, due 9/30/24‡	230,000	246,387
7.000%, due 9/30/26‡	140,000	152,512
Arconic, Inc.
5.125%, due 10/1/24	395,000	400,925
5.400%, due 4/15/21	325,000	333,937
6.150%, due 8/15/20	275,000	288,750
Ashland LLC
4.750%, due 8/15/22	305,000	308,050
Ball Corp.
4.000%, due 11/15/23	270,000	264,600
4.375%, due 12/15/20	315,000	320,906
4.875%, due 3/15/26	250,000	250,000
5.250%, due 7/1/25	270,000	278,100
Berry Global, Inc.
4.500%, due 2/15/26‡	125,000	119,375
5.125%, due 7/15/23	205,000	207,050
5.500%, due 5/15/22	125,000	128,125
Blue Cube Spinco, Inc.
9.750%, due 10/15/23	200,000	229,500
10.000%, due 10/15/25	150,000	175,500
BWAY Holding Co.
5.500%, due 4/15/24‡	425,000	427,656
CF Industries, Inc.
3.450%, due 6/1/23	220,000	208,450
5.150%, due 3/15/34	185,000	169,044
Chemours Co. (The)
5.375%, due 5/15/27	150,000	148,500
6.625%, due 5/15/23	250,000	262,812
7.000%, due 5/15/25	220,000	237,600
Crown Americas LLC / Crown Americas Capital Corp. VI
4.750%, due 2/1/26‡	450,000	434,250
Freeport-McMoRan, Inc.
3.100%, due 3/15/20	275,000	270,875
3.550%, due 3/1/22	525,000	507,938
3.875%, due 3/15/23	500,000	479,375
4.000%, due 11/14/21	175,000	174,125
4.550%, due 11/14/24	325,000	313,219
6.875%, due 2/15/23	200,000	214,000
Olin Corp.
5.000%, due 2/1/30	175,000	166,688
5.125%, due 9/15/27	150,000	147,000
Owens-Brockway Glass Container, Inc.
5.000%, due 1/15/22‡	134,000	136,010
5.875%, due 8/15/23‡	215,000	220,644

	Shares	Value
Corporate Bonds (continued)

Materials (continued)
Peabody Energy Corp.
6.000%, due 3/31/22‡	$150,000	$154,125
6.375%, due 3/31/25‡	150,000	156,375
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu
5.125%, due 7/15/23‡	430,000	432,150
Sealed Air Corp.
4.875%, due 12/1/22‡	135,000	136,688
5.125%, due 12/1/24‡	160,000	163,200
Steel Dynamics, Inc.
5.125%, due 10/1/21	200,000	203,750
5.500%, due 10/1/24	65,000	67,275
WR Grace & Co.-Conn.
5.125%, due 10/1/21‡	170,000	174,675
		9,710,141
Media — 9.4%
Altice US Finance I Corp.
5.375%, due 7/15/23‡	300,000	301,500
5.500%, due 5/15/26‡	445,000	433,319
AMC Networks, Inc.
4.750%, due 8/1/25	200,000	190,000
5.000%, due 4/1/24	300,000	294,000
CCO Holdings LLC / CCO Holdings Capital Corp.
4.000%, due 3/1/23‡	150,000	144,750
5.000%, due 2/1/28‡	100,000	92,000
5.125%, due 2/15/23	400,000	401,500
5.125%, due 5/1/23‡	310,000	310,775
5.250%, due 9/30/22	300,000	304,500
5.375%, due 5/1/25‡	50,000	49,187
5.500%, due 5/1/26‡	300,000	291,000
5.750%, due 9/1/23	135,000	136,687
5.750%, due 1/15/24	75,000	75,562
5.750%, due 2/15/26‡	700,000	694,750
5.875%, due 4/1/24‡	300,000	304,500
5.875%, due 5/1/27‡	240,000	235,200
Cequel Communications Holdings I LLC / Cequel Capital Corp.
5.125%, due 12/15/21‡	250,000	250,000
Cinemark USA, Inc.
4.875%, due 6/1/23	200,000	198,000
CSC Holdings LLC
6.750%, due 11/15/21	330,000	346,912
Lamar Media Corp.
5.375%, due 1/15/24	160,000	163,600
Live Nation Entertainment, Inc.
4.875%, due 11/1/24‡	175,000	171,281
Netflix, Inc.
4.375%, due 11/15/26	340,000	317,050
4.875%, due 4/15/28‡	425,000	400,563
5.375%, due 2/1/21	150,000	154,500
5.500%, due 2/15/22	210,000	217,875
5.875%, due 2/15/25	250,000	256,875
Nielsen Co. Luxembourg SARL (The)
5.000%, due 2/1/25‡	170,000	167,238
5.500%, due 10/1/21‡	250,000	253,438
Outfront Media Capital LLC / Outfront Media Capital Corp.
5.250%, due 2/15/22	180,000	182,700
5.625%, due 2/15/24	135,000	136,350
5.875%, due 3/15/25	75,000	76,500

See notes to financial statements.

Schedules of Investments — IQ S&P High Yield Low Volatility Bond ETF (continued)

April 30, 2018

	Principal Amount	Value

Corporate Bonds (continued)

Media (continued)
Sirius XM Radio, Inc.
3.875%, due 8/1/22‡	$200,000	$194,250
4.625%, due 5/15/23‡	110,000	108,488
5.000%, due 8/1/27‡	475,000	452,438
5.375%, due 4/15/25‡	375,000	373,125
5.375%, due 7/15/26‡	225,000	220,500
6.000%, due 7/15/24‡	510,000	524,663
TEGNA, Inc.
5.125%, due 7/15/20	175,000	177,187
6.375%, due 10/15/23	175,000	181,125
Tribune Media Co.
5.875%, due 7/15/22	300,000	304,875
		10,088,763

Real Estate — 1.0%
Howard Hughes Corp. (The)
5.375%, due 3/15/25‡	300,000	299,054
Realogy Group LLC / Realogy Co-Issuer Corp.
4.500%, due 4/15/19‡	75,000	75,750
5.250%, due 12/1/21‡	160,000	162,400
Starwood Property Trust, Inc.
3.625%, due 2/1/21‡	125,000	122,969
4.750%, due 3/15/25‡	125,000	120,625
5.000%, due 12/15/21	225,000	227,812
		1,008,610

Telecommunication Services — 8.3%
CyrusOne LP / CyrusOne Finance Corp.
5.000%, due 3/15/24	300,000	300,750
5.375%, due 3/15/27	125,000	125,000
Equinix, Inc.
5.375%, due 1/1/22	250,000	258,125
5.375%, due 4/1/23	250,000	256,875
5.375%, due 5/15/27	415,000	422,262
5.750%, due 1/1/25	80,000	83,200
5.875%, due 1/15/26	265,000	274,937
Hughes Satellite Systems Corp.
5.250%, due 8/1/26	225,000	219,937
Level 3 Financing, Inc.
5.125%, due 5/1/23	210,000	207,900
5.375%, due 8/15/22	100,000	100,500
5.625%, due 2/1/23	300,000	304,125
SBA Communications Corp.
4.000%, due 10/1/22‡	250,000	238,125
4.875%, due 7/15/22	195,000	195,487
4.875%, due 9/1/24	285,000	273,600
Sprint Capital Corp.
6.900%, due 5/1/19	560,000	575,400
Sprint Communications, Inc.
7.000%, due 3/1/20‡	290,000	305,950
7.000%, due 8/15/20	400,000	422,000
T-Mobile USA, Inc.
4.000%, due 4/15/22	325,000	324,188
4.500%, due 2/1/26	250,000	240,625
4.750%, due 2/1/28	375,000	360,938
5.125%, due 4/15/25	100,000	100,500
5.375%, due 4/15/27	350,000	353,063
6.000%, due 3/1/23	300,000	311,250
6.000%, due 4/15/24	500,000	523,750
6.375%, due 3/1/25	290,000	303,050

	Shares	Value
Corporate Bonds (continued)

Telecommunication Services (continued)
T-Mobile USA, Inc. (continued)
6.500%, due 1/15/24	$250,000	$261,875
6.500%, due 1/15/26	375,000	398,438
Zayo Group LLC / Zayo Capital, Inc.
5.750%, due 1/15/27‡	475,000	470,250
6.000%, due 4/1/23	365,000	375,494
6.375%, due 5/15/25	295,000	305,325
		8,892,919

Transportation — 0.5%
American Airlines Group, Inc.
4.625%, due 3/1/20‡	200,000	201,241
5.500%, due 10/1/19‡	210,000	214,465
XPO Logistics, Inc.
6.125%, due 9/1/23‡	150,000	155,062
		570,768

Utilities — 3.5%
AES Corp.
4.500%, due 3/15/23	200,000	201,000
4.875%, due 5/15/23	265,000	266,656
5.125%, due 9/1/27	100,000	101,250
5.500%, due 4/15/25	129,000	132,225
6.000%, due 5/15/26	200,000	209,000
Calpine Corp.
5.875%, due 1/15/24‡	200,000	200,750
6.000%, due 1/15/22‡	200,000	204,500
NextEra Energy Operating Partners LP
4.250%, due 9/15/24‡	150,000	144,750
4.500%, due 9/15/27‡	150,000	140,250
NRG Energy, Inc.
5.750%, due 1/15/28‡	200,000	197,500
6.250%, due 7/15/22	400,000	411,000
6.250%, due 5/1/24	200,000	206,750
TerraForm Power Operating LLC
4.250%, due 1/31/23‡	125,000	119,375
5.000%, due 1/31/28‡	225,000	210,375
Vistra Energy Corp.
5.875%, due 6/1/23	125,000	127,812
7.625%, due 11/1/24	350,000	376,250
8.000%, due 1/15/25‡	200,000	216,750
8.125%, due 1/30/26‡	275,000	301,813
		3,768,006

Total Corporate Bonds
(Cost 95,717,885)		93,309,750

Foreign Bonds — 10.2%

Consumer Discretionary — 2.9%
1011778 BC ULC / New Red Finance, Inc., (Canada)
4.250%, due 5/15/24‡	445,000	424,975
4.625%, due 1/15/22‡	379,000	379,948
5.000%, due 10/15/25‡	800,000	772,000
Fiat Chrysler Automobiles NV, (United Kingdom)
4.500%, due 4/15/20	400,000	405,000
5.250%, due 4/15/23	475,000	493,406

See notes to financial statements.

Schedules of Investments — IQ S&P High Yield Low Volatility Bond ETF (continued)

April 30, 2018

	Principal Amount	Value

Foreign Bonds (continued)

Consumer Discretionary (continued)
Jaguar Land Rover Automotive PLC, (United Kingdom)
3.500%, due 3/15/20‡	$75,000	$74,531
4.125%, due 12/15/18‡	335,000	336,675
4.250%, due 11/15/19‡	65,000	65,325
4.500%, due 10/1/27‡	150,000	135,563
		3,087,423

Industrials — 0.7%
Ashtead Capital, Inc., (United Kingdom)
4.125%, due 8/15/25‡	475,000	448,875
Brookfield Residential Properties, Inc. / Brookfield Residential US Corp., (Canada)
6.125%, due 7/1/22‡	125,000	127,187
CNH Industrial NV, (United Kingdom)
4.500%, due 8/15/23	100,000	101,625
Series MTN, 3.850%, due 11/15/27	150,000	143,250
		820,937

Information Technology — 0.9%
Nokia OYJ, (Finland)
3.375%, due 6/12/22	75,000	72,562
4.375%, due 6/12/27	150,000	139,151
5.375%, due 5/15/19	28,000	28,595
Open Text Corp., (Canada)
5.625%, due 1/15/23‡	200,000	207,750
5.875%, due 6/1/26‡	265,000	274,938
Telefonaktiebolaget LM Ericsson, (Sweden)
4.125%, due 5/15/22	250,000	247,626
		970,622

Materials — 3.3%
ArcelorMittal, (Luxembourg)
6.125%, due 6/1/25	105,000	113,662
7.250%, due 10/15/39	325,000	383,906
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., (Ireland)
4.250%, due 9/15/22‡	200,000	198,750
4.625%, due 5/15/23‡	280,000	280,700
6.000%, due 2/15/25‡	500,000	506,250
7.250%, due 5/15/24‡	450,000	475,875
FMG Resources August 2006 Pty Ltd., (Australia)
4.750%, due 5/15/22‡	175,000	173,687
5.125%, due 3/15/23‡	150,000	149,743
5.125%, due 5/15/24‡	260,000	257,075
NOVA Chemicals Corp., (Canada)
4.875%, due 6/1/24‡	50,000	48,313
5.000%, due 5/1/25‡	125,000	120,469
5.250%, due 8/1/23‡	105,000	105,262
5.250%, due 6/1/27‡	550,000	528,000
Teck Resources Ltd., (Canada)
8.500%, due 6/1/24‡	175,000	194,688
		3,536,380

	Shares	Value
Foreign Bonds (continued)

Media — 0.8%
Telenet Finance Luxembourg Notes SARL, (Belgium)
5.500%, due 3/1/28‡	$400,000	$380,000
Videotron Ltd., (Canada)
5.125%, due 4/15/27‡	175,000	171,500
5.375%, due 6/15/24‡	160,000	164,400
Virgin Media Secured Finance PLC, (United Kingdom)
5.250%, due 1/15/26‡	60,000	57,075
5.500%, due 1/15/25‡	60,000	58,800
		831,775

Telecommunication Services — 1.6%
Millicom International Cellular SA, (Colombia)
5.125%, due 1/15/28‡	150,000	141,375
6.000%, due 3/15/25‡	125,000	128,750
Telecom Italia Capital SA, (Italy)
6.000%, due 9/30/34	260,000	270,075
7.200%, due 7/18/36	275,000	315,906
7.721%, due 6/4/38	325,000	391,219
Telecom Italia SpA, (Italy)
5.303%, due 5/30/24‡	465,000	473,138
		1,720,463

Total Foreign Bonds
(Cost 11,242,705)		10,967,600

Short-Term Investment — 1.4%

Money Market Fund — 1.4%	Shares
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 1.57%(a)
(Cost 1,521,327)	1,521,327	1,521,327

Total Investments — 98.7%
(Cost 108,481,917)		105,798,677

Other Assets and Liabilities, Net — 1.3%		1,393,789

Net Assets — 100.0%		$107,192,466

‡	May be sold to institutional investors only under Rule 144A or securities offered pursuant to section 4 (a) (2) of the Securities Act of 1933, as amended.
(a)	Reflects the 1-day yield at April 30, 2018.

See notes to financial statements.

Schedules of Investments — IQ S&P High Yield Low Volatility Bond ETF (continued)

April 30, 2018

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2018. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Investments in Securities:(b)
Corporate Bonds	$—	$93,309,750	$—	$93,309,750
Foreign Bonds	—	10,967,600	—	10,967,600
Short-Term Investment:
Money Market Fund	1,521,327	—	—	1,521,327
Total Investments in Securities	$1,521,327	$104,277,350	$—	$105,798,677

(b)	For a complete listing of investments and their industries, see the Schedules of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended April 30, 2018, the Fund did not have any transfers between any levels within the fair value hierarchy. (See Note 2)

See notes to financial statements.

Schedules of Investments — IQ Chaikin U.S. Small Cap ETF

April 30, 2018

	Shares	Value

Common Stocks — 100.0%

Basic Materials — 7.1%
AdvanSix, Inc.*	61,604	$2,206,655
Clearwater Paper Corp.*	54,798	1,295,973
Commercial Metals Co.	104,721	2,200,188
Encore Wire Corp.	37,788	1,989,538
Global Brass & Copper Holdings, Inc.	64,054	1,921,620
Koppers Holdings, Inc.*	52,131	2,283,338
Kraton Corp.*	44,909	2,050,994
Lydall, Inc.*	44,406	1,980,508
Mueller Industries, Inc.	81,903	2,226,123
Nexeo Solutions, Inc.*	200,242	2,040,466
Peabody Energy Corp.	58,701	2,163,132
Renewable Energy Group, Inc.*(a)	167,390	2,159,331
Stepan Co.	25,758	1,811,303
SunCoke Energy, Inc.*	199,125	2,287,946
Trinseo SA	28,934	2,110,735
Universal Forest Products, Inc.	66,027	2,104,941
Total Basic Materials		32,832,791

Consumer Goods — 9.4%
ACCO Brands Corp.	170,724	2,057,224
AV Homes, Inc.*(a)	115,504	1,923,142
Avon Products, Inc.*	754,433	1,908,715
Beazer Homes USA, Inc.*	134,332	1,971,994
Caleres, Inc.	63,768	2,087,127
Fossil Group, Inc.*(a)	168,708	2,522,185
HNI Corp.	59,368	1,982,298
M/I Homes, Inc.*	67,271	2,050,420
MDC Holdings, Inc.	76,740	2,226,227
Meritage Homes Corp.*	47,350	2,107,075
Perry Ellis International, Inc.*	83,046	2,155,044
REV Group, Inc.	103,208	1,862,904
SpartanNash Co.	124,497	2,263,355
Stoneridge, Inc.*	77,630	2,043,998
Taylor Morrison Home Corp., Class A*	92,036	2,186,775
Tenneco, Inc.	39,048	1,745,055
Tower International, Inc.	77,210	2,277,695
Unifi, Inc.*	59,106	1,750,129
Vista Outdoor, Inc.*	131,286	2,199,040
William Lyon Homes, Class A*	77,941	2,093,495
Winnebago Industries, Inc.(a)	56,984	2,159,694
Total Consumer Goods		43,573,591

Consumer Services — 10.5%
Asbury Automotive Group, Inc.*	31,742	2,128,301
Barnes & Noble Education, Inc.*	310,971	2,235,881
Bloomin’ Brands, Inc.	88,245	2,087,877
Bojangles’, Inc.*(a)	154,700	2,281,825
Brinker International, Inc.	59,352	2,587,154
Career Education Corp.*	163,059	2,114,875
Chico’s FAS, Inc.	237,012	2,353,529
Citi Trends, Inc.	69,317	2,123,180
Del Frisco’s Restaurant Group, Inc.*	140,498	2,233,918
Finish Line, Inc. (The), Class A	158,242	2,147,344
Group 1 Automotive, Inc.(a)	32,791	2,142,892
Hawaiian Holdings, Inc.	55,364	2,280,997
J. Jill, Inc.*	484,749	2,477,067
Liberty Expedia Holdings, Inc., Class A*	54,547	2,225,518
Liberty TripAdvisor Holdings, Inc., Class A*	199,311	1,833,661

	Shares	Value
Common Stocks (continued)

Consumer Services (continued)
Lithia Motors, Inc., Class A	21,315	$2,043,256
Marcus Corp. (The)	70,596	2,103,761
New Media Investment Group, Inc.	125,005	2,072,583
Office Depot, Inc.	996,554	2,282,109
Penn National Gaming, Inc.*	81,591	2,473,023
Regis Corp.*	141,612	2,211,979
Sally Beauty Holdings, Inc.*(a)	130,249	2,252,005
Total Consumer Services		48,692,735

Financials — 27.2%
Access National Corp.	75,100	2,088,531
American Equity Investment Life Holding Co.	72,977	2,203,905
American National Insurance Co.	18,319	2,210,554
Ashford Hospitality Trust, Inc.	331,670	2,281,889
Avis Budget Group, Inc.*	45,743	2,260,162
Bancorp, Inc. (The)*	198,388	2,053,316
BancorpSouth Bank	67,377	2,226,810
Banner Corp.	38,612	2,216,329
Berkshire Hills Bancorp, Inc.	56,458	2,142,581
BGC Partners, Inc., Class A	159,300	2,128,248
Camden National Corp.	48,148	2,133,438
CenterState Bank Corp.	80,761	2,340,454
Community Trust Bancorp, Inc.	47,402	2,275,296
Customers Bancorp, Inc.*	73,502	2,118,328
Employers Holdings, Inc.	52,969	2,166,432
ePlus, Inc.*	27,575	2,201,864
Evercore, Inc., Class A	24,571	2,487,814
FBL Financial Group, Inc., Class A	30,895	2,402,086
Federated Investors, Inc., Class B	64,149	1,698,024
Fidelity Southern Corp.	92,873	2,111,003
First BanCorp*	355,912	2,569,685
First Busey Corp.	72,093	2,137,557
First Defiance Financial Corp.	37,379	2,230,031
First Foundation, Inc.*	115,566	2,067,476
First Interstate BancSystem, Inc., Class A	54,174	2,194,047
FirstCash, Inc.	26,370	2,286,279
Great Southern Bancorp, Inc.	42,895	2,267,001
Great Western Bancorp, Inc.	53,206	2,188,895
Greenlight Capital Re Ltd., Class A*	133,495	2,069,172
Hanmi Financial Corp.	69,678	1,923,113
Health Insurance Innovations, Inc., Class A*	74,138	2,112,933
Heartland Financial USA, Inc.	40,388	2,166,816
Hilltop Holdings, Inc.	91,330	2,047,619
Hope Bancorp, Inc.	117,789	2,036,572
Horace Mann Educators Corp.	50,119	2,240,319
Houlihan Lokey, Inc.	48,040	2,137,780
Kemper Corp.(a)	37,589	2,537,257
Maiden Holdings Ltd.(a)	329,629	2,521,662
Meta Financial Group, Inc.(a)	19,621	2,180,874
MidWestOne Financial Group, Inc.	64,361	2,076,929
National General Holdings Corp.	88,136	2,271,265
Opus Bank	76,521	2,157,892
Peapack Gladstone Financial Corp.	64,169	2,120,144
PennyMac Financial Services, Inc., Class A*	94,596	1,948,678
Peoples Bancorp, Inc.	60,440	2,167,378
Piper Jaffray Cos.	25,799	1,807,220
QCR Holdings, Inc.	47,772	2,161,683
Renasant Corp.	50,343	2,277,014

See notes to financial statements.

Schedules of Investments — IQ Chaikin U.S. Small Cap ETF (continued)

April 30, 2018

	Shares	Value

Common Stocks (continued)

Financials (continued)
RMR Group, Inc. (The), Class A	30,630	$2,278,872
Selective Insurance Group, Inc.	35,298	2,089,642
State Bank Financial Corp.	71,396	2,249,688
TCF Financial Corp.	93,932	2,332,331
Towne Bank/Portsmouth VA	74,916	2,239,988
TriState Capital Holdings, Inc.*	92,154	2,303,850
United Fire Group, Inc.	44,768	2,251,383
United Insurance Holdings Corp.	111,943	2,111,245
Universal Insurance Holdings, Inc.	67,166	2,179,537
Walker & Dunlop, Inc.	36,058	2,059,272
Total Financials		126,746,163

Health Care — 3.8%
Aceto Corp.	281,920	710,439
Analogic Corp.	22,342	1,856,620
BioTime, Inc.*(a)	796,502	1,720,444
Enanta Pharmaceuticals, Inc.*	26,481	2,464,057
Lantheus Holdings, Inc.*	134,754	2,398,621
LifePoint Health, Inc.*(a)	45,587	2,183,617
Magellan Health, Inc.*	20,006	1,677,503
Syneos Health, Inc.*(a)	60,355	2,299,526
Triple-S Management Corp., Class B*	81,966	2,323,736
Total Health Care		17,634,563

Industrials — 31.0%
AAR Corp.	48,574	2,103,254
ABM Industries, Inc.	63,996	1,992,195
Anixter International, Inc.*	28,285	1,665,986
ArcBest Corp.	66,851	2,145,917
Argan, Inc.	49,886	1,995,440
ASGN, Inc.*	26,167	2,109,845
Atkore International Group, Inc.*	107,939	1,918,076
Atlas Air Worldwide Holdings, Inc.*	35,444	2,247,150
Barrett Business Services, Inc.	25,852	2,262,567
Beacon Roofing Supply, Inc.*	40,373	1,976,258
Benchmark Electronics, Inc.	71,779	1,887,788
Blue Bird Corp.*	90,405	2,147,119
Builders FirstSource, Inc.*	107,993	1,968,712
CBIZ, Inc.*	117,402	2,183,677
Convergys Corp.	94,721	2,212,683
Covenant Transportation Group, Inc., Class A*	71,827	1,993,199
CRA International, Inc.	40,975	2,313,858
Donnelley Financial Solutions, Inc.*(a)	124,787	2,296,081
Ducommun, Inc.*	70,526	2,051,601
Engility Holdings, Inc.*	87,811	2,232,156
Essendant, Inc.	274,691	2,043,701
Forward Air Corp.	40,533	2,188,377
Foundation Building Materials, Inc.*	143,702	2,019,013
FTI Consulting, Inc.*	44,259	2,584,726
GMS, Inc.*	70,111	2,184,659
GP Strategies Corp.*	94,596	1,972,327
Griffon Corp.	117,402	2,336,300
Hawkins, Inc.	60,956	1,981,070
Heidrick & Struggles International, Inc.	68,563	2,581,397
Heritage-Crystal Clean, Inc.*	90,980	1,924,227
Hub Group, Inc., Class A*	51,197	2,250,108
Hyster-Yale Materials Handling, Inc.	30,639	2,181,497

	Shares	Value
Common Stocks (continued)

Industrials (continued)
ICF International, Inc.	36,657	$2,459,685
Integer Holdings Corp.*	37,888	2,080,051
Kelly Services, Inc., Class A	73,781	2,158,832
Kforce, Inc.	79,209	2,102,999
Korn/Ferry International	41,531	2,220,247
LSC Communications, Inc.	122,785	2,146,282
ManTech International Corp./VA, Class A	38,626	2,282,410
NCI Building Systems, Inc.*	121,050	2,118,375
Patrick Industries, Inc.*	34,642	1,971,130
Perficient, Inc.*	93,481	2,311,785
Primoris Services Corp.	85,772	2,194,905
Providence Service Corp. (The)*	30,989	2,351,445
Quad/Graphics, Inc.	84,520	2,088,489
Quanex Building Products Corp.	123,137	2,111,800
Resources Connection, Inc.	132,259	2,069,853
RPX Corp.	200,429	2,170,646
Rush Enterprises, Inc., Class A*	50,426	2,058,894
Saia, Inc.*	28,511	1,883,152
SP Plus Corp.*	60,185	2,115,503
Spartan Motors, Inc.	124,569	2,223,557
SPX Corp.*	65,966	2,087,164
SPX FLOW, Inc.*	43,557	1,960,065
Sykes Enterprises, Inc.*	74,036	2,129,275
Tredegar Corp.	119,364	2,100,806
TrueBlue, Inc.*	82,725	2,204,621
TTM Technologies, Inc.*	140,130	1,953,412
US Concrete, Inc.*(a)	35,473	2,073,397
Vectrus, Inc.*	57,535	2,071,260
Veritiv Corp.*(a)	54,658	2,079,737
Viad Corp.	40,850	2,073,138
VSE Corp.	41,427	2,124,791
Wabash National Corp.	102,960	2,065,378
Wesco Aircraft Holdings, Inc.*	209,033	2,111,233
WESCO International, Inc.*	34,530	2,056,262
World Fuel Services Corp.	87,275	1,873,794
YRC Worldwide, Inc.*	242,649	2,018,840
Total Industrials		144,054,177

Oil & Gas — 2.0%
C&J Energy Services, Inc.*(a)	82,982	2,477,842
Exterran Corp.*	80,247	2,350,435
PBF Energy, Inc., Class A	63,203	2,422,571
TETRA Technologies, Inc.*	571,357	2,245,433
Total Oil & Gas		9,496,281

Technology — 8.1%
Advanced Energy Industries, Inc.*	33,530	1,996,711
Alpha & Omega Semiconductor Ltd.*	138,679	2,102,374
Amkor Technology, Inc.*	211,509	1,751,295
CACI International, Inc., Class A*	14,157	2,138,415
FormFactor, Inc.*	156,966	1,801,185
HealthStream, Inc.	86,290	2,001,065
Imperva, Inc.*	49,482	2,214,319
Insight Enterprises, Inc.*	61,340	2,174,503
MicroStrategy, Inc., Class A*	16,611	2,117,238
MobileIron, Inc.*	432,847	2,012,739
Presidio, Inc.*(a)	136,994	2,098,748
ScanSource, Inc.*	60,270	2,067,261
Super Micro Computer, Inc.*	126,035	2,230,819
Ultra Clean Holdings, Inc.*(a)	111,303	1,948,916

See notes to financial statements.

Schedules of Investments — IQ Chaikin U.S. Small Cap ETF (continued)

April 30, 2018

	Shares	Value

Common Stocks (continued)

Technology (continued)
Unisys Corp.*(a)	199,311	$2,232,283
VASCO Data Security International, Inc.*	165,451	2,564,490
Verint Systems, Inc.*	50,296	2,117,462
Zynga, Inc., Class A*	585,407	2,019,654
Total Technology		37,589,477

Telecommunications — 0.4%
Telephone & Data Systems, Inc.	76,439	2,089,078

Utilities — 0.5%
SJW Group	40,649	2,457,232

Total Common Stocks
(Cost 461,645,173)		465,166,088

Short-Term Investment — 0.0%(b)

Money Market Fund — 0.0%(b)
Morgan Stanley Institutional Liquidity Funds Treasury Portfolio — Institutional Class, 1.58%(c)
(Cost 213,988)	213,988	213,988

	Shares	Value

Investment of Cash Collateral For Securities Loaned — 0.9%

Money Market Fund — 0.9%
Dreyfus Government Cash Management Fund, Institutional Shares, 1.61%(c)
(Cost 4,391,432)	4,391,432	$4,391,432

Total Investments — 100.9%
(Cost 466,250,593)		469,771,508

Other Assets and Liabilities, Net — (0.9)%		(4,424,942)

Net Assets — 100.0%		S465,346,566

*	Non-income producing securities.
(a)	All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $20,440,510; total market value of collateral held by the Fund was $21,053,266. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of $16,661,834.
(b)	Less than 0.05%.
(c)	Reflects the 1-day yield at April 30, 2018.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2018. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Investments in Securities:(d)
Common Stocks	$465,166,088	$—	$—	$465,166,088
Short-Term Investment:
Money Market Fund	213,988	—	—	213,988
Investment of Cash Collateral for Securities Loaned:
Money Market Fund	4,391,432	—	—	4,391,432
Total Investments in Securities	$469,771,508	$—	$—	$469,771,508

(d)	For a complete listing of investments and their industries, see the Schedules of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2018, the Fund did not have any transfers between any levels within the fair value hierarchy. (See Note 2)

See notes to financial statements.

Schedules of Investments — IQ Chaikin U.S. Large Cap ETF

April 30, 2018

	Shares	Value

Common Stocks — 100.0%

Basic Materials — 1.5%
LyondellBasell Industries NV, Class A	45,646	$4,826,152

Consumer Goods — 7.3%
Altria Group, Inc.	78,313	4,394,142
Archer-Daniels-Midland Co.	110,899	5,032,597
Ford Motor Co.	439,012	4,934,495
Molson Coors Brewing Co., Class B	64,048	4,562,779
Stanley Black & Decker, Inc.	31,191	4,416,334
Total Consumer Goods		23,340,347

Consumer Services — 4.7%
AmerisourceBergen Corp.	56,602	5,127,009
Booking Holdings, Inc.*	2,288	4,983,264
Ross Stores, Inc.	61,805	4,996,934
Total Consumer Services		15,107,207

Financials — 40.7%
Aflac, Inc.	109,346	4,982,897
Allstate Corp. (The)	50,906	4,979,625
American International Group, Inc.	88,397	4,950,232
Ameriprise Financial, Inc.	32,285	4,526,680
Bank of America Corp.	161,070	4,819,214
Bank of New York Mellon Corp. (The)	93,751	5,110,367
Berkshire Hathaway, Inc., Class B*	24,244	4,696,790
Capital One Financial Corp.	50,792	4,602,771
Chubb Ltd.	34,771	4,717,382
Citigroup, Inc.	69,628	4,753,504
Citizens Financial Group, Inc.	114,323	4,743,261
Goldman Sachs Group, Inc. (The)	19,229	4,582,848
Hartford Financial Services Group, Inc. (The)	93,033	5,008,897
KeyCorp	246,728	4,914,822
Lincoln National Corp.	66,069	4,667,114
Loews Corp.	96,840	5,080,226
MetLife, Inc.	104,516	4,982,278
Moody’s Corp.	29,806	4,834,533
Morgan Stanley	89,465	4,618,183
Northern Trust Corp.	46,806	4,996,540
Principal Financial Group, Inc.	80,881	4,789,773
Progressive Corp. (The)	78,868	4,754,952
Prudential Financial, Inc.	46,354	4,928,357
Regions Financial Corp.	259,965	4,861,346
State Street Corp.	48,048	4,794,229
SunTrust Banks, Inc.	71,298	4,762,706
Wells Fargo & Co.	93,050	4,834,878
Total Financials		130,294,405

Health Care — 9.3%
Anthem, Inc.	21,675	5,115,083
Biogen, Inc.*	17,934	4,906,742
Cigna Corp.	28,732	4,936,732

	Shares	Value
Common Stocks (continued)

Health Care (continued)
HCA Healthcare, Inc.	48,802	$4,672,304
Laboratory Corp. of America Holdings*	29,207	4,987,095
Pfizer, Inc.	135,811	4,972,041
Total Health Care		29,589,997

Industrials — 13.4%
Accenture PLC, Class A	31,935	4,828,572
Cummins, Inc.	29,942	4,786,528
FedEx Corp.	20,261	5,008,519
Fidelity National Information Services, Inc.	50,228	4,770,153
Fiserv, Inc.*	67,643	4,793,183
General Dynamics Corp.	21,507	4,329,574
Ingersoll-Rand PLC	55,934	4,692,304
Lockheed Martin Corp.	14,021	4,498,498
Norfolk Southern Corp.	35,598	5,107,245
Total Industrials		42,814,576

Oil & Gas — 8.7%
Andeavor	46,831	6,477,664
Chevron Corp.	41,469	5,188,187
Marathon Petroleum Corp.	65,242	4,887,278
Phillips 66	49,669	5,528,656
Valero Energy Corp.	51,536	5,716,889
Total Oil & Gas		27,798,674

Technology — 9.9%
Applied Materials, Inc.	85,761	4,259,749
Cognizant Technology Solutions Corp., Class A	59,380	4,858,472
DXC Technology Co.	46,621	4,804,760
Hewlett Packard Enterprise Co.	270,756	4,616,390
HP, Inc.	218,394	4,693,287
Lam Research Corp.	23,471	4,343,543
Micron Technology, Inc.*	90,744	4,172,409
Total Technology		31,748,610

Telecommunications — 1.4%
AT&T, Inc.	136,245	4,455,211

Utilities — 3.1%
Exelon Corp.	123,602	4,904,528
PG&E Corp.	108,213	4,988,619
Total Utilities		9,893,147

Total Investments — 100.0%
(Cost $317,065,663)		319,868,326

Other Assets and Liabilities, Net — 0.0%(a)		131,753

Net Assets — 100.0%		$320,000,079

*	Non-income producing securities.
(a)	Less than 0.05%

See notes to financial statements.

Schedules of Investments — IQ Chaikin U.S. Large Cap ETF (continued)

April 30, 2018

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2018. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Investments in Securities:(b)
Common Stocks	$319,868,326	$—	$—	$319,868,326
Total Investments in Securities	$319,868,326	$—	$—	$319,868,326

(b)	For a complete listing of investments and their industries, see the Schedules of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2018, the Fund did not have any transfers between any levels within the fair value hierarchy. (See Note 2)

See notes to financial statements.

Statements of Assets and Liabilities

April 30, 2018

	IQ Hedge Multi-Strategy Tracker ETF	IQ Hedge Macro Tracker ETF	IQ Hedge Market Neutral Tracker ETF	IQ Hedge Long/Short Tracker ETF	IQ Hedge Event-Driven Tracker ETF
Assets
Investments, at value (including securities on loan)(a)	$1,266,498,691	$8,496,201	$14,716,639	$9,824,590	$4,161,029
Cash	8,662	84	243	168	—
Due from broker	989,095	9,135	8,145	10,386	1,081
Securities lending income receivable	141,279	2,255	1,792	792	809
Dividend receivable	11,949	78	120	13	8
Total Assets	1,267,649,676	8,507,753	14,726,939	9,835,949	4,162,927

Liabilities
Collateral for investments on loan	140,959,766	1,906,306	1,911,647	1,040,224	1,021,562
Due to broker	1,910,936	9,604	16,921	25,998	364
Advisory fees payable	489,063	4,062	7,900	5,417	1,937
Trustee fees payable	4,992	31	57	39	14
Accrued expenses and other liabilities	6,791	91	123	101	74
Total Liabilities	143,371,548	1,920,094	1,936,648	1,071,779	1,023,951
Net Assets	$1,124,278,128	$6,587,659	$12,790,291	$8,764,170	$3,138,976

Composition of Net Assets
Paid-in capital	$1,147,362,529	$12,437,402	$13,097,439	$8,811,166	$3,097,540
Undistributed (accumulated) net investment income (loss)	10,278,887	24,981	2,372	80,533	45,908
Undistributed (accumulated) net realized gain (loss)	(63,824,201)	(6,042,032)	(462,534)	(233,466)	(50,979)
Net unrealized appreciation (depreciation)	30,460,913	167,308	153,014	105,937	46,507
Net Assets	$1,124,278,128	$6,587,659	$12,790,291	$8,764,170	$3,138,976

NET ASSET VALUE PER SHARE
Shares Outstanding (no par value, unlimited shares authorized)	37,000,000	250,000	500,000	400,001	150,001
Net Asset Value Per Share	$30.39	$26.35	$25.58	$21.91	$20.93
Investments, at cost	$1,236,037,778	$8,328,893	$14,563,625	$9,718,653	$4,114,522

(a) Market value of securities on loan	$173,134,325	$2,096,159	$1,865,262	$1,017,227	$1,013,117

See notes to financial statements.

Statements of Assets and Liabilities (continued)

April 30, 2018

	IQ Global Resources ETF	IQ Merger Arbitrage ETF	IQ Real Return ETF	IQ Global Agribusiness Small Cap ETF	IQ U.S. Real Estate Small Cap ETF
Assets
Investments, at value (including securities on loan)(a)	$242,090,693	$553,551,788	$47,398,185	$12,082,604	$86,136,151
Cash	—	632,416	—	—	—
Foreign currency(b)	6,575	—	—	—	—
Cash deposited at broker for Swap collateral	1,150,028	—	—	—	—
Dividend receivable	510,463	318,346	179	56,995	161,109
Due from broker	141,096	1,468,765	—	—	—
Reclaims receivable	101,035	14,252	—	290	—
Securities lending income receivable	3,431	4,054	7,619	711	3,511
Receivable for investments sold	—	38,836	—	—	1,208,888
Total Assets	244,003,321	556,028,457	47,405,983	12,140,600	87,509,659

Liabilities
Collateral for investments on loan	4,839,696	26,324,770	2,070,277	246,668	3,865,903
Due to broker	299,134	3,980,418	—	—	—
Advisory fees payable	149,620	317,192	15,763	7,278	46,984
Trustee fees payable	1,064	2,241	138	56	386
Cash due to custodian	38	—	—	—	—
Payable for investments purchased	—	—	—	13,757	295,799
Payable for capital shares repurchased	—	—	—	—	1,210,955
Foreign currency due to custodian	—	15,248	—	—	—
Accrued expenses and other liabilities	1,294	2,708	373	116	477
Total Liabilities	5,290,846	30,642,577	2,086,551	267,875	5,420,504
Net Assets	$238,712,475	$525,385,880	$45,319,432	$11,872,725	$82,089,155

Composition of Net Assets
Paid-in capital	$275,023,217	$535,330,288	$46,735,862	$18,431,405	$95,431,644
Undistributed (accumulated) net investment income (loss)	(69,350)	(120,110)	172,756	44,699	94,696
Undistributed (accumulated) net realized gain (loss)	(44,582,270)	(6,960,789)	(1,482,281)	(8,654,189)	(4,029,296)
Net unrealized appreciation (depreciation)	8,340,878	(2,863,509)	(106,905)	2,050,810	(9,407,889)
Net Assets	$238,712,475	$525,385,880	$45,319,432	$11,872,725	$82,089,155

NET ASSET VALUE PER SHARE
Shares Outstanding (no par value, unlimited shares authorized)	8,600,000	17,100,000	1,650,000	350,000	3,400,000
Net Asset Value Per Share	$27.76	$30.72	$27.47	$33.92	$24.14
Investments, at cost	$233,747,804	$556,404,810	$47,505,090	$10,030,378	$95,544,040

(a) Market value of securities on loan	$20,754,674	$49,063,687	$7,265,170	$740,685	$22,892,721
(b) Cost of foreign currency	$6,803	$(11,475)	$—	$—	$—

See notes to financial statements.

Statements of Assets and Liabilities (continued)

April 30, 2018

	IQ 50 Percent Hedged FTSE International ETF	IQ 50 Percent Hedged FTSE Europe ETF	IQ 50 Percent Hedged FTSE Japan ETF	IQ Leaders GTAA Tracker ETF	IQ Enhanced Core Bond U.S. ETF
Assets
Investments, at value (including securities on loan)(a)	$584,684,750	$173,590,370	$34,344,034	$57,248,735	$51,615,604
Foreign currency(b)	331,237	227,953	3,520	—	—
Cash deposited at broker for Forward foreign currency contracts collateral	20,000	—	—	—	—
Unrealized appreciation on Forward foreign currency contracts	6,337,696	1,867,569	523,038	—	—
Dividend receivable	2,355,785	489,852	293,957	107	754
Reclaims receivable	556,855	319,689	3,720	—	—
Securities lending income receivable	5,063	1,640	390	6,556	3,198
Receivable for investments sold	—	—	6,012	—	—
Due from broker	—	—	—	23,462	—
Total Assets	594,291,386	176,497,073	35,174,671	57,278,860	51,619,556

Liabilities
Collateral for investments on loan	9,366,228	4,501,909	36,157	7,739,673	528,755
Payable for investments purchased	6,081,351	3,149,861	—	—	—
Unrealized depreciation on Forward foreign currency contracts	233,191	67,332	21,937	—	—
Advisory fees payable	87,769	39,031	8,292	18,358	8,401
Trustee fees payable	2,539	725	155	216	226
Due to broker	—	—	—	47,522	—
Cash due to custodian	—	—	361,412	—	—
Accrued expenses and other liabilities	3,274	1,004	235	314	317
Total Liabilities	15,774,352	7,759,862	428,188	7,806,083	537,699
Net Assets	$578,517,034	$168,737,211	$34,746,483	$49,472,777	$51,081,857

Composition of Net Assets
Paid-in capital	$555,523,121	$156,984,309	$30,215,359	$49,949,230	$56,858,127
Undistributed (accumulated) net investment income (loss)	3,645,338	1,142,504	94,474	202,093	—
Undistributed (accumulated) net realized gain (loss)	(14,520,711)	(6,986,775)	(2,466,295)	(1,118,015)	(4,255,385)
Net unrealized appreciation (depreciation)	33,869,286	17,597,173	6,902,945	439,469	(1,520,885)
Net Assets	$578,517,034	$168,737,211	$34,746,483	$49,472,777	$51,081,857

NET ASSET VALUE PER SHARE
Shares Outstanding (no par value, unlimited shares authorized)	26,750,001	8,300,001	1,550,001	2,050,001	2,750,001
Net Asset Value Per Share	$21.63	$20.33	$22.42	$24.13	$18.58
Investments, at cost	$556,863,367	$157,781,737	$27,933,854	$56,809,266	$53,136,489

(a) Market value of securities on loan	$11,269,536	$4,262,780	$246,157	$8,117,227	$518,694
(b) Cost of foreign currency	$332,453	$229,323	$3,522	$—	$—

See notes to financial statements.

Statements of Assets and Liabilities (continued)

April 30, 2018

	IQ Enhanced Core Plus Bond U.S. ETF	IQ S&P High Yield Low Volatility Bond ETF	IQ Chaikin U.S. Small Cap ETF	IQ Chaikin U.S. Large Cap ETF
Assets
Investments, at value (including securities on loan)(a)	$394,142,056	$105,798,677	$469,771,508	$319,868,326
Investments in affiliates, at value	13,174,984	—	—	—
Receivable for investments sold	954,212	7,878,041	1,786,362	1,264,415
Securities lending income receivable	84,235	—	3,492	—
Dividend receivable	1,511	—	54,988	281,522
Interest receivable	—	1,446,954	341	—
Total Assets	408,356,998	115,123,672	471,616,691	321,414,263

Liabilities
Collateral for investments on loan	73,354,896	—	4,391,432	—
Payable for capital shares repurchased	954,221	—	—	1,264,822
Advisory fees payable	55,087	34,529	129,018	61,574
Trustee fees payable	1,344	477	1,988	2,079
Payable for investments purchased	—	7,895,564	1,747,340	—
Cash due to custodian	—	—	—	85,112
Accrued expenses and other liabilities	1,802	636	347	597
Total Liabilities	74,367,350	7,931,206	6,270,125	1,414,184
Net Assets	$333,989,648	$107,192,466	$465,346,566	$320,000,079

Composition of Net Assets
Paid-in capital	$352,918,510	$110,819,269	$469,755,887	$322,292,341
Undistributed (accumulated) net investment income (loss)	14,785	368,463	144,782	245,918
Undistributed (accumulated) net realized gain (loss)	(11,179,552)	(1,312,026)	(8,075,018)	(5,340,843)
Net unrealized appreciation (depreciation)	(7,764,095)	(2,683,240)	3,520,915	2,802,663
Net Assets	$333,989,648	$107,192,466	$465,346,566	$320,000,079

NET ASSET VALUE PER SHARE
Shares Outstanding (no par value, unlimited shares authorized)	17,500,001	4,400,001	17,150,001	12,650,001
Net Asset Value Per Share	$19.09	$24.36	$27.13	$25.30
Investments, at cost	$401,756,963	$108,481,917	$466,250,593	$317,065,663
Investments in affiliates, at cost	$13,324,172	$—	$—	$—

(a) Market value of securities on loan	$74,895,524	$—	$20,440,510	$—

See notes to financial statements.

Statements of Operations

For the year ended April 30, 2018

	IQ Hedge Multi-Strategy Tracker ETF	IQ Hedge Macro Tracker ETF	IQ Hedge Market Neutral Tracker ETF	IQ Hedge Long/Short Tracker ETF	IQ Hedge Event-Driven Tracker ETF
Investment Income
Dividend income	$25,636,733	$126,197	$261,213	$140,257	$103,243
Income from affiliates	608,524	—	—	—	—
Securities lending income, net of borrower rebates	1,404,240	19,564	17,477	4,161	3,696
Total investment income	27,649,497	145,761	278,690	144,418	106,939

Expenses
Advisory fees	8,236,099	49,193	88,285	40,958	23,621
Trustee fees	46,350	259	497	225	132
Legal fees	6,614	—	63	84	10
Compliance fees	4,200	26	44	18	12
Miscellaneous	2,224	1	58	58	58
Total expenses	8,295,487	49,479	88,947	41,343	23,833
Waiver/Reimbursement	(1,227,888)	—	—	—	—
Net expenses	7,067,599	49,479	88,947	41,343	23,833
Net investment income	20,581,898	96,282	189,743	103,075	83,106

Realized and Unrealized Gain (Loss) on Investments and Swap Transactions
Net realized gain (loss) from:
Investment securities	13,707,707	8,995	59,267	(101,676)	23,288
Investment in affiliates	933,272	—	—	—	—
In-Kind redemptions	5,434,479	—	—	116,654	—
Affiliates in-kind redemptions	255,687	—	—	—	—
Swap transactions	(11,177,056)	(80,149)	(112,528)	746	884
Distributions by other investment companies	110,285	237	—	638	—
Net realized gain (loss)	9,264,374	(70,917)	(53,261)	16,362	24,172
Net change in net unrealized appreciation (depreciation) on:
Investment securities	15,923,607	197,348	13,566	56,690	13,877
Investment in affiliates	(460,203)	—	—	—	—
Net change in net unrealized appreciation (depreciation)	15,463,404	197,348	13,566	56,690	13,877
Net realized and unrealized gain (loss)	24,727,778	126,431	(39,695)	73,052	38,049
Net Increase in Net Assets Resulting from Operations	$45,309,676	$222,713	$150,048	$176,127	$121,155

See notes to financial statements.

Statements of Operations (continued)

For the year ended April 30, 2018

	IQ Global Resources ETF	IQ Merger Arbitrage ETF	IQ Real Return ETF	IQ Global Agribusiness Small Cap ETF	IQ U.S. Real Estate Small Cap ETF
Investment Income
Dividend income*	$6,641,417	$3,487,442	$360,070	$180,637	$4,332,666
Securities lending income, net of borrower rebates	40,864	158,660	115,641	11,813	48,505
Total investment income	6,682,281	3,646,102	475,711	192,450	4,381,171

Expenses
Advisory fees	1,535,568	2,500,004	143,848	93,547	744,675
Trustee fees	8,769	13,260	1,227	540	4,337
Legal fees	1,806	4,893	216	52	757
Compliance fees	766	1,095	110	49	411
Miscellaneous	58	58	212	188	58
Total expenses	1,546,967	2,519,310	145,613	94,376	750,238
Net investment income	5,135,314	1,126,792	330,098	98,074	3,630,933

Realized and Unrealized Gain (Loss) on Investments, Swap transactions and Forward foreign currency contracts and translation
Net realized gain (loss) from:
Investment securities	1,085,801	(5,429,056)	627,057	(139,416)	936,891
In-Kind redemptions	1,901,242	18,986,171	—	434,587	1,847,132
Swap transactions	(4,277,493)	(6,400,405)	—	—	—
Distributions by other investment companies	—	—	1,839	—	—
Foreign currency transactions	(424,236)	(212,766)	—	(2,281)	—
Net realized gain (loss)	(1,714,686)	6,943,944	628,896	292,890	2,784,023
Net change in net unrealized appreciation (depreciation) on:
Investment securities	9,686,630	(7,226,523)	(487,900)	110,159	(13,108,294)
Foreign currency translations	(860)	3,805	—	(900)	—
Net change in net unrealized appreciation (depreciation)	9,685,770	(7,222,718)	(487,900)	109,259	(13,108,294)
Net realized and unrealized gain (loss)	7,971,084	(278,774)	140,996	402,149	(10,324,271)

Net Increase (Decrease) in Net Assets Resulting from Operations	$13,106,398	$848,018	$471,094	$500,223	$(6,693,338)
* Net of foreign taxes withheld of:	$430,507	$58,974	$—	$14,768	$—

See notes to financial statements.

Statements of Operations (continued)

For the year ended April 30, 2018

	IQ 50 Percent Hedged FTSE International ETF	IQ 50 Percent Hedged FTSE Europe ETF	IQ 50 Percent Hedged FTSE Japan ETF	IQ Leaders GTAA Tracker ETF	IQ Enhanced Core Bond U.S. ETF
Investment Income
Dividend income*	$12,260,420	$4,531,217	$627,328	$1,105,031	$1,657,455
Securities lending income, net of borrower rebates	28,243	13,983	3,956	60,883	51,602
Total investment income	12,288,663	4,545,200	631,284	1,165,914	1,709,057

Expenses
Advisory fees	1,390,851	681,595	146,656	182,009	169,167
Trustee fees	15,660	5,513	1,328	1,675	2,807
Legal fees	5,733	1,929	299	371	290
Compliance fees	1,299	484	119	147	268
Miscellaneous	742	286	58	53	58
Total expenses	1,414,285	689,807	148,460	184,255	172,590
Waiver/Reimbursement	(541,043)	(200,854)	(41,880)	—	(33,834)
Net expenses	873,242	488,953	106,580	184,255	138,756
Net investment income	11,415,421	4,056,247	524,704	981,659	1,570,301

Realized and Unrealized Gain (Loss) on Investments, Swap transactions and Forward foreign currency contracts and translation
Net realized gain (loss) from:
Investment securities	(1,709,384)	(767,056)	(45,421)	(543,422)	(1,686,839)
In-Kind redemptions	23,998,052	—	352,818	3,706,661	(294,390)
Swap transactions	—	—	—	112,014	—
Distributions by other investment companies	—	—	—	2,112	—
Forward foreign currency contracts	(13,372,224)	(6,308,067)	(622,845)	—	—
Foreign currency transactions	(128,116)	(21,009)	(4,136)	—	—
Net realized gain (loss)	8,788,328	(7,096,132)	(319,584)	3,277,365	(1,981,229)
Net change in net unrealized appreciation (depreciation) on:
Investment securities	9,836,539	13,468,927	4,783,854	(1,384,243)	(1,002,008)
Forward foreign currency contracts	7,096,109	2,618,890	484,921	—	—
Foreign currency translations	(61,487)	(17,689)	(7,755)	—	—
Net change in net unrealized appreciation (depreciation)	16,871,161	16,070,128	5,261,020	(1,384,243)	(1,002,008)
Net realized and unrealized gain (loss)	25,659,489	8,973,996	4,941,436	1,893,122	(2,983,237)

Net Increase (Decrease) in Net Assets Resulting from Operations	$37,074,910	$13,030,243	$5,466,140	$2,874,781	$(1,412,936)
* Net of foreign taxes withheld of:	$1,124,144	$453,737	$69,748	$—	$—

See notes to financial statements.

Statements of Operations (continued)

For the year ended April 30, 2018

	IQ Enhanced Core Plus Bond U.S. ETF	IQ S&P High Yield Low Volatility Bond ETF	IQ Chaikin U.S. Small Cap ETF**	IQ Chaikin U.S. Large Cap ETF***
Investment Income
Dividend income*	$9,239,477	$—	$2,355,645	$1,342,028
Income from affiliates	263,724	—	—	—
Interest income	—	4,141,009	—	—
Securities lending income, net of borrower rebates	392,786	—	157,912	—
Total investment income	9,895,987	4,141,009	2,513,557	1,342,028

Expenses
Advisory fees	750,579	378,950	914,759	182,375
Trustee fees	11,561	3,484	9,546	4,495
Legal fees	3,352	1,318	3,744	885
Compliance fees	1,063	323	900	240
Miscellaneous	58	31	57	57
Total expenses	766,613	384,106	929,006	188,052
Waiver/Reimbursement	(150,120)	(5,124)	(14,037)	(8,175)
Net expenses	616,493	378,982	914,969	179,877
Net investment income	9,279,494	3,762,027	1,598,588	1,162,151

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investment securities	(6,283,511)	(1,289,536)	(8,093,406)	(5,340,843)
Investment in affiliates	(498,810)	—	—	—
In-Kind redemptions	(811,623)	34,477	13,132,348	128,249
Affiliates in-kind redemptions	(12,627)	—	—	—
Net realized gain (loss)	(7,606,571)	(1,255,059)	5,038,942	(5,212,594)
Net change in net unrealized appreciation (depreciation) on:
Investment securities	(8,205,632)	(2,962,912)	3,520,915	2,802,663
Investment in affiliates	18,609	—	—	—
Net change in net unrealized appreciation (depreciation)	(8,187,023)	(2,962,912)	3,520,915	2,802,663
Net realized and unrealized gain (loss)	(15,793,594)	(4,217,971)	8,559,857	(2,409,931)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(6,514,100)	$(455,944)	$10,158,445	$(1,247,780)
* Net of foreign taxes withheld of:	$—	$—	$—	$5,303
**	Commencement of operations May 16, 2017
***	Commencement of operations December 13, 2017

See notes to financial statements.

Statements of Changes in Net Assets

	IQ Hedge Multi-Strategy Tracker ETF		IQ Hedge Macro Tracker ETF
	For the Year Ended April 30,		For the Year Ended April 30,
	2018	2017	2018	2017
Increase (Decrease) in Net Assets from Operations
Net investment income	$20,581,898	$19,447,581	$96,282	$156,346
Net realized gain (loss)	9,264,374	(8,854,800)	(70,917)	(153,982)
Net change in net unrealized appreciation (depreciation)	15,463,404	(6,724,170)	197,348	319,738
Net increase in net assets resulting from operations	45,309,676	3,868,611	222,713	322,102

Dividends and Distributions to Shareholders from:
Net investment income	—	(21,554)	—	—

Capital Share Transactions
Proceeds from shares created	125,582,960	152,639,051	—	1,231,323
Cost of shares redeemed	(109,193,905)	(168,026,883)	—	(9,982,845)
Net increase (decrease) from capital share transactions	16,389,055	(15,387,832)	—	(8,751,522)
Total increase (decrease) in net assets	61,698,731	(11,540,775)	222,713	(8,429,420)

Net Assets
Beginning of year	1,062,579,397	1,074,120,172	6,364,946	14,794,366
End of year	$1,124,278,128	$1,062,579,397	$6,587,659	$6,364,946
Including undistributed (accumulated) net investment income (loss) as follows:	$10,278,887	$(2,362,666)	$24,981	$136

Changes in Shares Outstanding
Shares outstanding, beginning of year	36,450,000	37,000,000	250,000	600,000
Shares created	4,150,000	5,250,000	—	50,000
Shares redeemed	(3,600,000)	(5,800,000)	—	(400,000)
Shares outstanding, end of year	37,000,000	36,450,000	250,000	250,000

See notes to financial statements.

Statements of Changes in Net Assets (continued)

	IQ Hedge Market Neutral Tracker ETF		IQ Hedge Long/Short Tracker ETF
	For the Year Ended April 30,		For the Year Ended April 30,
	2018	2017	2018	2017
Increase (Decrease) in Net Assets from Operations
Net investment income	$189,743	$189,055	$103,075	$35,618
Net realized gain (loss)	(53,261)	45,583	16,362	87,214
Net change in net unrealized appreciation (depreciation)	13,566	(191,762)	56,690	50,947
Net increase in net assets resulting from operations	150,048	42,876	176,127	173,779

Dividends and Distributions to Shareholders from:
Net investment income	—	(173,905)	(16,706)	(5,839)

Capital Share Transactions
Proceeds from shares created	1,276,132	1,287,101	5,621,040	4,982,047
Cost of shares redeemed	—	(5,086,305)	(1,088,637)	(2,965,571)
Net increase from capital share transactions	1,276,132	(3,799,204)	4,532,403	2,016,476
Total increase in net assets	1,426,180	(3,930,233)	4,691,824	2,184,416

Net Assets
Beginning of year	11,364,111	15,294,344	4,072,346	1,887,930
End of year	$12,790,291	$11,364,111	$8,764,170	$4,072,346
Including undistributed (accumulated) net investment income (loss) as follows:	$2,372	$(142,935)	$80,533	$(10,481)

Changes in Shares Outstanding
Shares outstanding, beginning of year	450,000	600,000	200,001	100,001
Shares created	50,000	50,000	250,000	250,000
Shares redeemed	—	(200,000)	(50,000)	(150,000)
Shares outstanding, end of year	500,000	450,000	400,001	200,001

See notes to financial statements.

Statements of Changes in Net Assets (continued)

	IQ Hedge Event-Driven Tracker ETF		IQ Global Resources ETF
	For the Year Ended April 30,		For the Year Ended April 30,
	2018	2017	2018	2017
Increase (Decrease) in Net Assets from Operations
Net investment income	$83,106	$99,540	$5,135,314	$1,850,992
Net realized gain (loss)	24,172	(3,754)	(1,714,686)	10,673,002
Net change in net unrealized appreciation (depreciation)	13,877	115,772	9,685,770	(7,331,845)
Net increase in net assets resulting from operations	121,155	211,558	13,106,398	5,192,149

Dividends and Distributions to Shareholders from:
Net investment income	(70,341)	(114,315)	—	(676,550)

Capital Share Transactions
Proceeds from shares created	—	5,065,335	59,545,258	179,178,063
Cost of shares redeemed	—	(4,014,533)	(13,389,404)	(72,167,934)
Net increase from capital share transactions	—	1,050,802	46,155,854	107,010,129
Total increase in net assets	50,814	1,148,045	59,262,252	111,525,728

Net Assets
Beginning of year	3,088,162	1,940,117	179,450,223	67,924,495
End of year	$3,138,976	$3,088,162	$238,712,475	$179,450,223
Including undistributed (accumulated) net investment income (loss) as follows:	$45,908	$32,303	$(69,350)	$(3,146,506)

Changes in Shares Outstanding
Shares outstanding, beginning of year	150,001	100,001	6,950,000	2,750,000
Shares created	—	250,000	2,150,000	7,000,000
Shares redeemed	—	(200,000)	(500,000)	(2,800,000)
Shares outstanding, end of year	150,001	150,001	8,600,000	6,950,000

See notes to financial statements.

Statements of Changes in Net Assets (continued)

	IQ Merger Arbitrage ETF		IQ Real Return ETF
	For the Year Ended April 30,		For the Year Ended April 30,
	2018	2017	2018	2017
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,126,792	$1,218,468	$330,098	$221,269
Net realized gain (loss)	6,943,944	4,484,432	628,896	148,068
Net change in net unrealized appreciation (depreciation)	(7,222,718)	3,944,491	(487,900)	128,231
Net increase in net assets resulting from operations	848,018	9,647,391	471,094	497,568

Dividends and Distributions to Shareholders from:
Net investment income	—	(291,365)	(308,837)	—

Capital Share Transactions
Proceeds from shares created	590,741,873	80,811,670	16,549,415	4,053,675
Cost of shares redeemed	(255,037,093)	(40,701,519)	—	(2,670,680)
Net increase from capital share transactions	335,704,780	40,110,151	16,549,415	1,382,995
Total increase in net assets	336,552,798	49,466,177	16,711,672	1,880,563

Net Assets
Beginning of year	188,833,082	139,366,905	28,607,760	26,727,197
End of year	$525,385,880	$188,833,082	$45,319,432	$28,607,760
Including undistributed (accumulated) net investment income (loss) as follows:	$(120,110)	$(1,871,841)	$172,756	$143,363

Changes in Shares Outstanding
Shares outstanding, beginning of year	6,250,000	4,900,000	1,050,000	1,000,000
Shares created	19,150,000	2,750,000	600,000	150,000
Shares redeemed	(8,300,000)	(1,400,000)	—	(100,000)
Shares outstanding, end of year	17,100,000	6,250,000	1,650,000	1,050,000

See notes to financial statements.

Statements of Changes in Net Assets (continued)

	IQ Global Agribusiness Small Cap ETF		IQ U.S. Real Estate Small Cap ETF
	For the Year Ended April 30,		For the Year Ended April 30,
	2018	2017	2018	2017
Increase (Decrease) in Net Assets from Operations
Net investment income	$98,074	$131,225	$3,630,933	$2,319,500
Net realized gain (loss)	292,890	(759,651)	2,784,023	1,582,019
Net change in net unrealized appreciation (depreciation)	109,259	2,016,323	(13,108,294)	6,491,993
Net increase (decrease) in net assets resulting from operations	500,223	1,387,897	(6,693,338)	10,393,512

Dividends and Distributions to Shareholders from:
Net investment income	(109,575)	(171,392)	(3,563,539)	(2,277,082)
Return of Capital	—	—	(2,075,765)	(2,848,754)
Total dividends and distributions to shareholders	(109,575)	(171,392)	(5,639,304)	(5,125,836)

Capital Share Transactions
Proceeds from shares created	—	1,549,035	6,779,681	52,855,659
Cost of shares redeemed	(1,713,338)	(1,617,334)	(26,358,606)	(20,785,531)
Net increase (decrease) from capital share transactions	(1,713,338)	(68,299)	(19,578,925)	32,070,128
Total increase (decrease) in net assets	(1,322,690)	1,148,206	(31,911,567)	37,337,804

Net Assets
Beginning of year	13,195,415	12,047,209	114,000,722	76,662,918
End of year	$11,872,725	$13,195,415	$82,089,155	$114,000,722
Including undistributed (accumulated) net investment income (loss) as follows:	$44,699	$57,527	$94,696	$116,201

Changes in Shares Outstanding
Shares outstanding, beginning of year	400,000	400,000	4,200,000	3,050,000
Shares created	—	50,000	250,000	1,950,000
Shares redeemed	(50,000)	(50,000)	(1,050,000)	(800,000)
Shares outstanding, end of year	350,000	400,000	3,400,000	4,200,000

See notes to financial statements.

Statements of Changes in Net Assets (continued)

	IQ 50 Percent Hedged FTSE International ETF		IQ 50 Percent Hedged FTSE Europe ETF
	For the Year Ended April 30,		For the Year Ended April 30,
	2018	2017	2018	2017
Increase (Decrease) in Net Assets from Operations
Net investment income	$11,415,421	$3,928,527	$4,056,247	$1,473,587
Net realized gain (loss)	8,788,328	3,835,699	(7,096,132)	(675,055)
Net change in net unrealized appreciation	16,871,161	17,633,261	16,070,128	3,138,322
Net increase in net assets resulting from operations	37,074,910	25,397,487	13,030,243	3,936,854

Dividends and Distributions to Shareholders from:
Net investment income	(8,781,886)	(3,525,841)	(3,305,273)	(1,674,374)
Net realized gains	(61,824)	(1,799,252)	—	(1,256,080)
Total dividends and distributions to shareholders	(8,843,710)	(5,325,093)	(3,305,273)	(2,930,454)

Capital Share Transactions
Proceeds from shares created	465,488,096	117,132,459	77,166,966	100,469,196
Cost of shares redeemed	(123,797,011)	(4,620,407)	—	(66,353,843)
Net increase from capital share transactions	341,691,085	112,512,052	77,166,966	34,115,353
Total increase in net assets	369,922,285	132,584,446	86,891,936	35,121,753

Net Assets
Beginning of year	208,594,749	76,010,303	81,845,275	46,723,522
End of year	$578,517,034	$208,594,749	$168,737,211	$81,845,275
Including undistributed (accumulated) net investment income (loss) as follows:	$3,645,338	$862,280	$1,142,504	$411,167

Changes in Shares Outstanding
Shares outstanding, beginning of year	10,600,001	4,300,001	4,350,001	2,650,001
Shares created	22,150,000	6,550,000	3,950,000	5,650,000
Shares redeemed	(6,000,000)	(250,000)	—	(3,950,000)
Shares outstanding, end of year	26,750,001	10,600,001	8,300,001	4,350,001

See notes to financial statements.

Statements of Changes in Net Assets (continued)

	IQ 50 Percent Hedged FTSE Japan ETF		IQ Leaders GTAA Tracker ETF
	For the Year Ended April 30,		For the Year Ended April 30,
	2018	2017	2018	2017
Increase (Decrease) in Net Assets from Operations
Net investment income	$524,704	$396,073	$981,659	$635,808
Net realized gain (loss)	(319,584)	(445,913)	3,277,365	967,789
Net change in net unrealized appreciation (depreciation)	5,261,020	3,278,665	(1,384,243)	1,766,086
Net increase (decrease) in net assets resulting from operations	5,466,140	3,228,825	2,874,781	3,369,683

Dividends and Distributions to Shareholders from:
Net investment income	(544,769)	(614,409)	(1,005,870)	(576,860)

Capital Share Transactions
Proceeds from shares created	3,191,034	—	45,790,546	50,067,774
Cost of shares redeemed	(1,105,653)	—	(32,426,450)	(20,716,891)
Net increase (decrease) from capital share transactions	2,085,381	—	13,364,096	29,350,883
Total increase (decrease) in net assets	7,006,752	2,614,416	15,233,007	32,143,706

Net Assets
Beginning of year	27,739,731	25,125,315	34,239,770	2,096,064
End of year	$34,746,483	$27,739,731	$49,472,777	$34,239,770
Including undistributed (accumulated) net investment income (loss) as follows:	$94,474	$110,861	$202,093	$96,009

Changes in Shares Outstanding
Shares outstanding, beginning of year	1,450,001	1,450,001	1,500,001	100,001
Shares created	150,000	—	1,900,000	2,350,000
Shares redeemed	(50,000)	—	(1,350,000)	(950,000)
Shares outstanding, end of year	1,550,001	1,450,001	2,050,001	1,500,001

See notes to financial statements.

Statements of Changes in Net Assets (continued)

	IQ Enhanced Core Bond U.S. ETF		IQ Enhanced Core Plus Bond U.S. ETF
	For the Year Ended April 30, 2018	For the Period May 10, 2016* to April 30, 2017	For the Year Ended April 30, 2018	For the Period May 10, 2016* to April 30, 2017
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,570,301	$1,470,393	$9,279,494	$5,236,037
Net realized gain (loss)	(1,981,229)	(2,452,013)	(7,606,571)	(4,343,168)
Net change in net unrealized appreciation (depreciation)	(1,002,008)	(518,877)	(8,187,023)	422,928
Net increase (decrease) in net assets resulting from operations	(1,412,936)	(1,500,497)	(6,514,100)	1,315,797

Dividends and Distributions to Shareholders from:
Net investment income	(1,575,071)	(1,478,105)	(9,263,899)	(5,319,018)

Capital Share Transactions
Proceeds from shares created	7,640,257	110,679,288	221,440,893	334,275,090
Cost of shares redeemed	(27,802,367)	(33,468,712)	(102,460,425)	(99,484,690)
Net increase (decrease) from capital share transactions	(20,162,110)	77,210,576	118,980,468	234,790,400
Total increase (decrease) in net assets	(23,150,117)	74,231,974	103,202,469	230,787,179

Net Assets
Beginning of period	74,231,974	—	230,787,179	—
End of period	$51,081,857	$74,231,974	$333,989,648	$230,787,179
Including undistributed (accumulated) net investment income (loss) as follows:	$—	$—	$14,785	$—

Changes in Shares Outstanding
Shares outstanding, beginning of period	3,800,001	—	11,550,001	—
Shares created	400,000	5,500,001	11,200,000	16,550,001
Shares redeemed	(1,450,000)	(1,700,000)	(5,250,000)	(5,000,000)
Shares outstanding, end of period	2,750,001	3,800,001	17,500,001	11,550,001

*	Commencement of operations.

See notes to financial statements.

Statements of Changes in Net Assets (continued)

	IQ S&P High Yield Low Volatility Bond ETF		IQ Chaikin U.S. Small Cap ETF	IQ Chaikin U.S. Large Cap ETF
	For the Year Ended April 30, 2018	For the Period February 15, 2017* to April 30, 2017	For the Period May 16, 2017* to April 30, 2018	For the Period December 13, 2017* to April 30, 2018
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,762,027	$322,796	$1,598,588	$1,162,151
Net realized gain (loss)	(1,255,059)	(13,904)	5,038,942	(5,212,594)
Net change in net unrealized appreciation (depreciation)	(2,962,912)	279,672	3,520,915	2,802,663
Net increase (decrease) in net assets resulting from operations	(455,944)	588,564	10,158,445	(1,247,780)

Dividends and Distributions to Shareholders from:
Net investment income	(3,536,709)	(181,476)	(1,436,366)	(916,233)

Capital Share Transactions
Proceeds from shares created	64,577,677	51,257,753	514,484,818	324,739,089
Cost of shares redeemed	(2,537,164)	(2,520,235)	(57,860,331)	(2,574,997)
Net increase from capital share transactions	62,040,513	48,737,518	456,624,487	322,164,092
Total increase in net assets	58,047,860	49,144,606	465,346,566	320,000,079

Net Assets
Beginning of period	49,144,606	—	—	—
End of period	$107,192,466	$49,144,606	$465,346,566	$320,000,079
Including undistributed (accumulated) net investment income (loss) as follows:	$368,463	$141,320	$144,782	$245,918

Changes in Shares Outstanding
Shares outstanding, beginning of period	1,950,001	—	—	—
Shares created	2,550,000	2,050,001	19,250,001	12,750,001
Shares redeemed	(100,000)	(100,000)	(2,100,000)	(100,000)
Shares outstanding, end of period	4,400,001	1,950,001	17,150,001	12,650,001

*	Commencement of operations.

See notes to financial statements.

Financial Highlights

Selected Data for a Share of Capital Stock Outstanding

	IQ Hedge Multi-Strategy Tracker ETF
	For the Year Ended April 30,
	2018	2017		2016	2015		2014
Net asset value, beginning of year	$29.15	$29.03		$30.01	$29.26		$28.41

Income from Investment Operations
Net investment income(a)*	0.56	0.50		0.43	0.38		0.33
Net realized and unrealized gain (loss)	0.68	(0.38)		(1.30)	0.74		0.88
Distributions of net realized gains from investments in other investment companies	0.00 (b)	0.00	(b)	0.03	0.02		0.01
Net increase (decrease) in net assets resulting from investment operations	1.24	0.12		(0.84)	1.14		1.22

Distributions from:
Net investment income	—	(0.00	)(c)	(0.14)	(0.39)		(0.37)
Net asset value, end of year	$30.39	$29.15		$29.03	$30.01		$29.26
Market price, end of year	$30.38	$29.15		$29.06	$30.00

Total Return
Total investment return based on net asset value(d)	4.24%	0.42%		(2.80)%	3.93	%(e)	4.30	%(e)
Total investment return based on Market price(f)	4.22%	0.31%		(2.67)%	3.79%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,124,278	$1,062,579		$1,074,120	$1,000,840		$722,844
Ratio to average net assets of:
Expenses net of waivers/reimbursements(g)	0.64%	0.76%		0.76%	0.76%		0.75%
Expenses excluding waivers/reimbursements(g)	0.76%	0.76%		0.76%	0.76%		0.75%
Net investment income (loss)*	1.87%	1.72%		1.48%	1.27%		1.16%
Portfolio turnover rate(h)	164%	285%		312%	81%		119%

*	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.
(a)	Based on average shares outstanding.
(b)	Less than $0.005 per share.
(c)	Greater than $(0.005) per share.
(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	The market price returns are calculated using the mean between the last bid and ask prices. Prior to May 31, 2016, the closing price listed on the NYSE Arca was used.
(g)	Excludes expenses incurred by the underlying investments in other funds.
(h)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding

	IQ Hedge Macro Tracker ETF
	For the Year Ended April 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$25.46	$24.66	$25.69	$26.50	$26.90

Income from Investment Operations
Net investment income(a)*	0.39	0.37	0.46	0.32	0.36
Net realized and unrealized gain (loss)	0.50	0.43	(1.27)	(0.79)	(0.62)
Distributions of net realized gains from investments in other investment companies	0.00 (b)	0.00 (b)	0.05	0.00 (b)	0.02
Net increase (decrease) in net assets resulting from investment operations	0.89	0.80	(0.76)	(0.47)	(0.24)

Distributions from:
Net investment income	—	—	(0.27)	(0.34)	(0.16)
Net asset value, end of year	$26.35	$25.46	$24.66	$25.69	$26.50
Market price, end of year	$26.34	$25.44	$24.80	$25.74

Total Return
Total investment return based on net asset value(c)	3.50%	3.25%	(2.97)%	(1.77)%	(0.90)%
Total investment return based on Market price(d)	3.54%	2.58%	(2.60)%	(1.47)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$6,588	$6,365	$14,794	$21,837	$26,504
Ratio to average net assets of:
Expenses(e)	0.75%	0.76%	0.76%	0.75%	0.75%
Net investment income (loss)*	1.47%	1.50%	1.86%	1.23%	1.37%
Portfolio turnover rate(f)	152%	68%	99%	101%	58%

*	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.
(a)	Based on average shares outstanding.
(b)	Less than $0.005 per share.
(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.
(d)	The market price returns are calculated using the mean between the last bid and ask prices. Prior to May 31, 2016, the closing price listed on the NYSE Arca was used.
(e)	Excludes expenses incurred by the underlying investments in other funds.
(f)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding

	IQ Hedge Market Neutral Tracker ETF
	For the Year Ended April 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$25.25	$25.49	$25.53	$25.77	$25.69

Income from Investment Operations
Net investment income(a)*	0.41	0.36	0.27	0.16	0.16
Net realized and unrealized gain (loss)	(0.08)	(0.25)	(0.33)	(0.09)	0.12
Distributions of net realized gains from investments in other investment companies	—	0.00 (b)	0.02	0.03	0.02
Net increase (decrease) in net assets resulting from investment operations	0.33	0.11	(0.04)	0.10	0.30

Distributions from:
Net investment income	—	(0.35)	—	(0.34)	(0.22)
Net asset value, end of year	$25.58	$25.25	$25.49	$25.53	$25.77
Market price, end of year	$25.58	$25.25	$25.43	$25.50

Total Return
Total investment return based on net asset value(c)	1.29%	0.44%	(0.15)%	0.40%	1.17%
Total investment return based on Market price(d)	1.31%	0.67%	0.27%	0.43%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$12,790	$11,364	$15,294	$12,766	$16,748
Ratio to average net assets of:
Expenses(e)	0.76%	0.76%	0.76%	0.76%	0.75%
Net investment income (loss)*	1.61%	1.40%	1.09%	0.64%	0.64%
Portfolio turnover rate(f)	165%	99%	135%	101%	51%

*	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.
(a)	Based on average shares outstanding.
(b)	Less than $0.005 per share.
(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.
(d)	The market price returns are calculated using the mean between the last bid and ask prices. Prior to May 31, 2016, the closing price listed on the NYSE Arca was used.
(e)	Excludes expenses incurred by the underlying investments in other funds.
(f)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding

	IQ Hedge Long/Short Tracker ETF
	For the Year Ended April 30,			For the Period March 24, 2015(a) to April 30, 2015
	2018	2017	2016
Net asset value, beginning of period	$20.36	$18.88	$19.93	$20.00

Income from Investment Operations
Net investment income(b)*	0.41	0.35	0.41	0.04
Net realized and unrealized gain (loss)	1.22	1.19	(1.10)	(0.11)
Distributions of net realized gains from investments in other investment companies	0.00 (c)	0.00 (c)	—	—
Net increase (decrease) in net assets resulting from investment operations	1.63	1.54	(0.69)	(0.07)

Distributions from:
Net investment income	(0.08)	(0.06)	(0.36)	—
Net asset value, end of period	$21.91	$20.36	$18.88	$19.93
Market price, end of period	$21.93	$20.34	$18.72	$20.79

Total Return
Total investment return based on net asset value(d)	8.02%	8.18%	(3.46)%	(0.35)%
Total investment return based on Market price(e)	8.23%	8.98%	(8.23)%	3.95	%(h)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,764	$4,072	$1,888	$1,993
Ratio to average net assets of:
Expenses(f)	0.76%	0.77%	0.76%	0.75	%(i)
Net investment income*	1.89%	1.78%	2.15%	1.73	%(i)
Portfolio turnover rate(g)	77%	147%	94%	4%

*	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.
(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Less than $0.005 per share.
(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.
(e)	The market price returns are calculated using the mean between the last bid and ask prices. Prior to May 31, 2016, the closing price listed on the NYSE Arca was used.
(f)	Excludes expenses incurred by the underlying investments in other funds.
(g)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.
(h)	Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.
(i)	Annualized.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding

	IQ Hedge Event-Driven Tracker ETF
	For the Year Ended April 30,			For the Period March 24, 2015(a) to April 30, 2015
	2018	2017	2016
Net asset value, beginning of period	$20.59	$19.40	$20.01	$19.95

Income from Investment Operations
Net investment income(b)*	0.55	0.56	0.54	0.02
Net realized and unrealized gain (loss)	0.26	1.09	(1.03)	0.03
Distributions of net realized gains from investments in other investment companies	—	0.00 (c)	0.23	0.01
Net increase (decrease) in net assets resulting from investment operations	0.81	1.65	(0.26)	0.06

Distributions from:
Net investment income	(0.47)	(0.46)	(0.35)	—
Net asset value, end of period	$20.93	$20.59	$19.40	$20.01
Market price, end of period	$20.93	$20.59	$19.43	$20.00

Total Return
Total investment return based on net asset value(d)	3.93%	8.58%	(1.26)%	0.30%
Total investment return based on Market price(e)	3.94%	8.44%	(1.04)%	0.25	%(f)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,139	$3,088	$1,940	$2,001
Ratio to average net assets of:
Expenses(g)	0.76%	0.76%	0.79%	0.75	%(h)
Net investment income (loss)*	2.64%	2.80%	2.81%	1.31	%(h)
Portfolio turnover rate(i)	41%	68%	16%	6%

*	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Less than $0.005 per share.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.
(e)	The market price returns are calculated using the mean between the last bid and ask prices. Prior to May 31, 2016, the closing price listed on the NYSE Arca was used.
(f)	Since the Shares of the Funds did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.
(g)	Excludes expenses incurred by the underlying investments in other funds.
(h)	Annualized.
(i)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding

	IQ Global Resources ETF
	For the Year Ended April 30,
	2018	2017	2016		2015		2014
Net asset value, beginning of year	$25.82	$24.70	$27.18		$29.21		$28.50

Income from Investment Operations
Net investment income(a)*	0.68	0.33	0.56		0.37		0.41
Net realized and unrealized gain (loss)	1.26	0.89	(2.48)		(2.05)		0.61
Net increase (decrease) in net assets resulting from investment operations	1.94	1.22	(1.92)		(1.68)		1.02

Distributions from:
Net investment income	—	(0.10)	(0.56)		(0.35)		(0.31)
Net asset value, end of year	$27.76	$25.82	$24.70		$27.18		$29.21
Market price, end of year	$27.65	$25.95	$24.78		$27.18

Total Return
Total investment return based on net asset value(b)	7.50%	4.94%	(6.71	)%(c)	(5.75	)%(c)	3.61	%(c)
Total investment return based on Market price(d)	6.55%	5.13%	(6.41)%		(5.97)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$238,712	$179,450	$67,924		$66,587		$84,719
Ratio to average net assets of:
Expenses(e)	0.76%	0.75%	0.76%		0.75%		0.75%
Net investment income (loss)*	2.51%	1.29%	2.39%		1.32%		1.45%
Portfolio turnover rate(f)	235%	199%	325%		182%		116%

*	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.
(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	The market price returns are calculated using the mean between the last bid and ask prices. Prior to May 31, 2016, the closing price listed on the NYSE Arca was used.
(e)	Excludes expenses incurred by the underlying investments in other funds.
(f)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding

	IQ Merger Arbitrage ETF
	For the Year Ended April 30,
	2018	2017		2016	2015	2014
Net asset value, beginning of year	$30.21	$28.44		$28.92	$27.09	$25.60

Income from Investment Operations
Net investment income*(a)	0.10	0.24	(b)	0.02	0.04	0.03
Net realized and unrealized gain (loss)	0.41 **	1.59		(0.25)	1.79	1.72
Net increase (decrease) in net assets resulting from investment operations	0.51	1.83		(0.23)	1.83	1.75

Distributions from:
Net investment income	—	(0.06)		(0.25)	—	(0.26)
Net asset value, end of year	$30.72	$30.21		$28.44	$28.92	$27.09
Market price, end of year	$30.75	$30.27		$28.51	$28.97

Total Return
Total investment return based on net asset value(c)	1.69%	6.45%		(0.79)%	6.76%	6.88%
Total investment return based on Market price(d)	1.59%	6.39%		(0.73)%	6.31%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$525,386	$188,833		$139,367	$121,447	$33,862
Ratio to average net assets of:
Expenses(e)	0.76%	0.76%		0.76%	0.76%	0.75%
Net investment income (loss)*	0.34%	0.82	%(b)	0.09%	0.14%	0.13%
Portfolio turnover rate(f)	329%	268%		272%	447%	353%

*	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.
**	Calculation of the net realized and unrealized gain (loss) per share does not correlate with the Fund’s net realized and unrealized gain (loss) presented on the Statements of Changes in Net Assets due to the timing of creation of Fund shares in relation to fluctuating market values.
(a)	Based on average shares outstanding.
(b)	Net investment income per share and ratio of net investment income to average net assets include a special cash dividend received of $0.14 per share owned of Calsonic Kansei Corp. on February 17, 2017. Net investment income per share and the net investment income to average net assets excluding the special dividend are $0.10 and 0.34% respectively.
(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.
(d)	The market price returns are calculated using the mean between the last bid and ask prices. Prior to May 31, 2016, the closing price listed on the NYSE Arca was used.
(e)	Excludes expenses incurred by the underlying investments in other funds.
(f)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding

	IQ Real Return ETF
	For the Year Ended April 30,
	2018	2017	2016		2015	2014
Net asset value, beginning of year	$27.25	$26.73	$26.70		$26.33	$26.50

Income from Investment Operations
Net investment income(a)*	0.30	0.22	0.09		0.05	0.09
Net realized and unrealized gain (loss)	0.21	0.30	(0.06)		0.35	(0.23)
Distributions of net realized gains from investments in other investment companies	0.00 (b)	0.00 (b)	—		—	—
Net increase (decrease) in net assets resulting from investment operations	0.51	0.52	0.03		0.40	(0.14)

Distributions from:
Net investment income	(0.29)	—	(0.00	)(c)	(0.03)	(0.03)
Net asset value, end of year	$27.47	$27.25	$26.73		$26.70	$26.33
Market price, end of year	$27.47	$27.27	$26.72		$26.81

Total Return
Total investment return based on net asset value(d)	1.89%	1.94%	0.11%		1.50%	(0.54)%
Total investment return based on Market price(e)	1.81%	2.06%	(0.32)%		1.96%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$45,319	$28,608	$26,727		$28,031	$26,329
Ratio to average net assets of:
Expenses(f)	0.49%	0.49%	0.49%		0.48%	0.48%
Net investment income (loss)*	1.10%	0.82%	0.33%		0.18%	0.36%
Portfolio turnover rate(g)	101%	71%	109%		91%	45%

*	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.
(a)	Based on average shares outstanding.
(b)	Less than $0.005 per share.
(c)	Greater than $(0.005) per share.
(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.
(e)	The market price returns are calculated using the mean between the last bid and ask prices. Prior to May 31, 2016, the closing price listed on the NYSE Arca was used.
(f)	Excludes expenses incurred by the underlying investments in other funds.
(g)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding

	IQ Global Agribusiness Small Cap ETF
	For the Year Ended April 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$32.99	$30.12	$27.26	$26.92	$26.41

Income from Investment Operations
Net investment income(a)*	0.27	0.31	0.41	0.31	0.35
Net realized and unrealized gain (loss)	0.97	2.94	2.82	0.44	0.58
Net increase (decrease) in net assets resulting from investment operations	1.24	3.25	3.23	0.75	0.93

Distributions from:
Net investment income	(0.31)	(0.38)	(0.37)	(0.41)	(0.42)
Net asset value, end of year	$33.92	$32.99	$30.12	$27.26	$26.92
Market price, end of year	$33.84	$33.05	$29.52	$27.27

Total Return
Total investment return based on net asset value(b)	3.75%	10.86%	11.93%	2.92%	3.50%
Total investment return based on Market price(c)	3.30%	13.32%	9.66%	3.15%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$11,873	$13,195	$12,047	$13,630	$25,572
Ratio to average net assets of:
Expenses(d)	0.76%	0.76%	0.76%	0.76%	0.75%
Net investment income (loss)*	0.79%	0.99%	1.48%	1.16%	1.29%
Portfolio turnover rate(e)	11%	35%	31%	33%	25%

*	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.
(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.
(c)	The market price returns are calculated using the mean between the last bid and ask prices. Prior to May 31, 2016, the closing price listed on the NYSE Arca was used.
(d)	Excludes expenses incurred by the underlying investments in other funds.
(e)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding

	IQ U.S. Real Estate Small Cap ETF
	For the Year Ended April 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$27.14	$25.14	$26.77	$25.44	$27.07

Income from Investment Operations
Net investment income(a)*	0.88	0.71	0.90	1.07	1.22
Net realized and unrealized gain (loss)	(2.53)	2.88	(1.09)	1.57	(0.96)
Distributions of net realized gains from investments in other investment companies	—	0.00 (b)	—	—	—
Net increase (decrease) in net assets resulting from investment operations	(1.65)	3.59	(0.19)	2.64	0.26

Distributions from:
Net investment income	(0.85)	(0.71)	(0.88)	(1.04)	(1.24)
Return of capital	(0.50)	(0.88)	(0.56)	(0.27)	(0.65)
Total distributions from net investment income and return of capital	(1.35)	(1.59)	(1.44)	(1.31)	(1.89)
Net asset value, end of year	$24.14	$27.14	$25.14	$26.77	$25.44
Market price, end of year	$24.12	$27.15	$25.10	$26.82

Total Return
Total investment return based on net asset value(c)	(6.37)%	14.60%	(0.51)%	10.44%	1.65%
Total investment return based on Market price(d)	(6.49)%	14.79%	(0.83)%	10.51%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$82,089	$114,001	$76,663	$95,048	$52,146
Ratio to average net assets of:
Expenses(e)	0.70%	0.70%	0.70%	0.69%	0.69%
Net investment income (loss)*	3.36%	2.64%	3.62%	3.97%	4.91%
Portfolio turnover rate(f)	27%	28%	28%	17%	35%

*	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.
(a)	Based on average shares outstanding.
(b)	Less than $0.005 per share.
(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.
(d)	The market price returns are calculated using the mean between the last bid and ask prices. Prior to May 31, 2016, the closing price listed on the NYSE Arca was used.
(e)	Excludes expenses incurred by the underlying investments in other funds.
(f)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding

	IQ 50 Percent Hedged FTSE International ETF
	For the Year Ended April 30,		For the Period July 22, 2015(a) to April 30, 2016
	2018	2017
Net asset value, beginning of period	$19.68	$17.68	$19.94

Income from Investment Operations
Net investment income(b)*	0.60	0.46	0.37
Net realized and unrealized gain (loss)	1.89	2.18	(2.42)
Net increase (decrease) in net assets resulting from investment operations	2.49	2.64	(2.05)

Distributions from:
Net investment income	(0.54)	(0.44)	(0.21)
Net realized gain	0.00 (c)	(0.20)	—
Total distributions from net investment income and realized gains	(0.54)	(0.64)	(0.21)
Net asset value, end of period	$21.63	$19.68	$17.68
Market price, end of period	$21.60	$19.75	$17.59

Total Return
Total investment return based on net asset value(d)	12.84%	15.29%	(10.33)%
Total investment return based on Market price(e)	12.28%	16.28%	(10.77	)%(f)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$578,517	$208,595	$76,010
Ratio to average net assets of:
Expenses net of waivers/reimbursements(g)	0.22%	0.36%	0.36	%(h)
Expenses excluding waivers/reimbursements(g)	0.36%	0.36%	0.36	%(h)
Net investment income (loss)*	2.87%	2.55%	2.71	%(h)
Portfolio turnover rate(i)	10%	8%	7%

*	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.
(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Less than $0.005 per share.
(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.
(e)	The market price returns are calculated using the mean between the last bid and ask prices. Prior to May 31, 2016, the closing price listed on the NYSE Arca was used.
(f)	Since the Shares of the Funds did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.
(g)	Excludes expenses incurred by the underlying investments in other funds.
(h)	Annualized.
(i)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding

	IQ 50 Percent Hedged FTSE Europe ETF
	For the Year Ended April 30,		For the Period July 22, 2015(a) to April 30, 2016
	2018	2017
Net asset value, beginning of period	$18.82	$17.63	$19.90

Income from Investment Operations
Net investment income(b)*	0.53	0.62	0.36
Net realized and unrealized gain (loss)	1.43	1.96	(2.41)
Net increase (decrease) in net assets resulting from investment operations	1.96	2.58	(2.05)

Distributions from:
Net investment income	(0.45)	(0.63)	(0.22)
Net realized gain	—	(0.76)	—
Total distributions from net investment income and realized gains	(0.45)	(1.39)	(0.22)
Net asset value, end of period	$20.33	$18.82	$17.63
Market price, end of period	$20.24	$18.90	$17.82

Total Return
Total investment return based on net asset value(c)	10.58%	15.48%	(10.33)%
Total investment return based on Market price(d)	9.59%	14.78%	(9.38	)%(e)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$168,737	$81,845	$46,724
Ratio to average net assets of:
Expenses net of waivers/reimbursements(f)	0.32%	0.46%	0.46	%(g)
Expenses excluding waivers/reimbursements(f)	0.46%	0.46%	0.46	%(g)
Net investment income (loss)*	2.68%	3.52%	2.65	%(g)
Portfolio turnover rate(h)	10%	14%	10%

*	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.
(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.
(d)	The market price returns are calculated using the mean between the last bid and ask prices. Prior to May 31, 2016, the closing price listed on the NYSE Arca was used.
(e)	Since the Shares of the Funds did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.
(f)	Excludes expenses incurred by the underlying investments in other funds.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding

	IQ 50 Percent Hedged FTSE Japan ETF
	For the Year Ended April 30,		For the Period July 22, 2015(a) to April 30, 2016
	2018	2017
Net asset value, beginning of period	$19.13	$17.33	$20.16
Income from Investment Operations

Net investment income(b)*	0.34	0.27	0.27
Net realized and unrealized gain (loss)	3.30	1.95	(3.10)
Net increase (decrease) in net assets resulting from investment operations	3.64	2.22	(2.83)

Distributions from:
Net investment income	(0.35)	(0.42)	—
Net asset value, end of period	$22.42	$19.13	$17.33
Market price, end of period	$22.30	$19.16	$17.83

Total Return
Total investment return based on net asset value(c)	19.11%	13.18%	(14.05)%
Total investment return based on Market price(d)	18.29%	10.17%	(11.56	)%(e)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$34,746	$27,740	$25,125
Ratio to average net assets of:
Expenses net of waivers/reimbursements(f)	0.33%	0.46%	0.46	%(g)
Expenses excluding waivers/reimbursements(f)	0.46%	—%	—	%(g)
Net investment income (loss)*	1.61%	1.53%	1.85	%(g)
Portfolio turnover rate(h)	6%	15%	11%

*	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.
(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.
(d)	The market price returns are calculated using the mean between the last bid and ask prices. Prior to May 31, 2016, the closing price listed on the NYSE Arca was used.
(e)	Since the Shares of the Funds did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.
(f)	Excludes expenses incurred by the underlying investments in other funds.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding

	IQ Leaders GTAA Tracker ETF
	For the Year Ended April 30,		For the Period September 30, 2015(a) to April 30, 2016
	2018	2017
Net asset value, beginning of period	$22.83	$20.96	$20.00

Income from Investment Operations
Net investment income(b)*	0.58	0.48	0.26
Net realized and unrealized gain (loss)	1.32	1.80	0.78
Distributions of net realized gains from investments in other investment companies	0.00 (c)	0.00 (c)	0.06
Net increase (decrease) in net assets resulting from investment operations	1.90	2.28	1.10

Distributions from:
Net investment income	(0.60)	(0.41)	(0.14)
Net asset value, end of period	$24.13	$22.83	$20.96
Market price, end of period	$24.14	$22.84	$20.21

Total Return
Total investment return based on net asset value(d)	8.43%	10.99%	5.50%
Total investment return based on Market price(e)	8.40%	15.18%	1.72	%(f)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$49,473	$34,240	$2,096
Ratio to average net assets of:
Expenses(g)	0.46%	0.46%	0.46	%(h)
Net investment income (loss)*	2.43%	2.23%	2.18	%(h)
Portfolio turnover rate(i)	145%	105%	116%

*	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.
(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Less than $0.005 per share.
(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.
(e)	The market price returns are calculated using the mean between the last bid and ask prices. Prior to May 31, 2016, the closing price listed on the NYSE Arca was used.
(f)	Since the Shares of the Funds did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.
(g)	Excludes expenses incurred by the underlying investments in other funds.
(h)	Annualized.
(i)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding

	IQ Enhanced Core Bond U.S. ETF
	For the Year Ended April 30, 2018	For the Period May 10, 2016(a) to April 30, 2017
Net asset value, beginning of period	$19.53	$20.00

Income from Investment Operations
Net investment income(b)*	0.45	0.41
Net realized and unrealized gain (loss)	(0.95)	(0.49)
Distributions of net realized gains from investments in other investment companies	—	0.01
Net increase (decrease) in net assets resulting from investment operations	(0.50)	(0.07)

Distributions from:
Net investment income	(0.45)	(0.40)
Net asset value, end of period	$18.58	$19.53
Market price, end of period	$18.57	$19.54

Total Return
Total investment return based on net asset value(c)	(2.66)%	(0.31)%
Total investment return based on Market price(d)	(2.71)%	(0.29	)%(e)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$51,082	$74,232
Ratio to average net assets of:
Expenses net of waivers/reimbursements(f)	0.21%	0.20	%(g)
Expenses excluding waivers/reimbursements(f)	0.26%	0.25	%(g)
Net investment income (loss)*	2.32%	2.14	%(g)
Portfolio turnover rate(h)	264%	265%

*	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.
(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.
(d)	The market price returns are calculated using the mean between the last bid and ask prices.
(e)	Since the Shares of the Funds did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.
(f)	Excludes expenses incurred by the underlying investments in other funds.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding

	IQ Enhanced Core Plus Bond U.S. ETF
	For the Year Ended April 30, 2018	For the Period May 10, 2016(a) to April 30, 2017
Net asset value, beginning of period	$19.98	$20.00

Income from Investment Operations
Net investment income(b)*	0.61	0.53
Net realized and unrealized gain (loss)	(0.88)	(0.03)
Distributions of net realized gains from investments in other investment companies	—	0.01
Net increase (decrease) in net assets resulting from investment operations	(0.27)	0.51

Distributions from:
Net investment income	(0.62)	(0.53)
Net asset value, end of period	$19.09	$19.98
Market price, end of period	$19.07	$19.99

Total Return
Total investment return based on net asset value(c)	(1.44)%	2.57%
Total investment return based on Market price(d)	(1.56)%	2.61	%(e)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$333,990	$230,787
Ratio to average net assets of:
Expenses net of waivers/reimbursements(f)	0.21%	0.20	%(g)
Expenses excluding waivers/reimbursements(f)	0.26%	0.25	%(g)
Net investment income (loss)*	3.09%	2.73	%(g)
Portfolio turnover rate(h)	269%	147%

*	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.
(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.
(d)	The market price returns are calculated using the mean between the last bid and ask prices.
(e)	Since the Shares of the Funds did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.
(f)	Excludes expenses incurred by the underlying investments in other funds.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding

	IQ S&P High Yield Low Volatility Bond ETF
	For the Year Ended April 30, 2018	For the Period February 15, 2017(a) to April 30, 2017
Net asset value, beginning of period	$25.20	$25.00

Income from Investment Operations
Net investment income(b)*	0.99	0.20
Net realized and unrealized gain (loss)	(0.88)	0.10
Net increase (decrease) in net assets resulting from investment operations	0.11	0.30

Distributions from:
Net investment income	(0.95)	(0.10)
Net asset value, end of period	$24.36	$25.20
Market price, end of period	$24.32	$25.34

Total Return
Total investment return based on net asset value(c)	0.39%	1.40%
Total investment return based on Market price(d)	(0.36)%	1.93	%(e)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$107,192	$49,145
Ratio to average net assets of:
Expenses net of waivers/reimbursements(f)	0.40%	0.40	%(g)
Expenses excluding waivers/reimbursements(f)	0.41%	0.41	%(g)
Net investment income (loss)*	3.97%	4.05	%(g)
Portfolio turnover rate(h)	75%	15%

*	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.
(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.
(d)	The market price returns are calculated using the mean between the last bid and ask prices.
(e)	Since the Shares of the Funds did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.
(f)	Excludes expenses incurred by the underlying investments in other funds.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding

	IQ Chaikin U.S. Small Cap ETF
	For the Period May 16, 2017(a) to April 30, 2018
Net asset value, beginning of period	$ 25.16

Income from Investment Operations
Net investment income(b)*	0.16
Net realized and unrealized gain (loss)	1.93
Net increase (decrease) in net assets resulting from investment operations	2.09

Distributions from:
Net investment income	(0.12)
Net asset value, end of period	$ 27.13
Market price, end of period	$ 27.14

Total Return
Total investment return based on net asset value(c)	8.33%
Total investment return based on Market price(d)	8.36	%(e)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$465,347
Ratio to average net assets of:
Expenses net of waivers/reimbursements(f)	0.35	%(g)
Expenses excluding waivers/reimbursements(f)	0.36	%(g)
Net investment income (loss)*	0.61	%(g)
Portfolio turnover rate(h)	106%

*	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.
(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.
(d)	The market price returns are calculated using the mean between the last bid and ask prices.
(e)	Since the Shares of the Funds did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.
(f)	Excludes expenses incurred by the underlying investments in other funds.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding

	IQ Chaikin U.S. Large Cap ETF
	For the Period December 13, 2017(a) to April 30, 2018
Net asset value, beginning of period	$ 25.05

Income from Investment Operations
Net investment income(b)*	0.15
Net realized and unrealized gain (loss)	0.18	**
Net increase (decrease) in net assets resulting from investment operations	0.33

Distributions from:
Net investment income	(0.08)
Net asset value, end of period	$ 25.30
Market price, end of period	$ 25.30

Total Return
Total investment return based on net asset value(c)	1.31%
Total investment return based on Market price(d)	1.32	%(e)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$320,000
Ratio to average net assets of:
Expenses net of waivers/reimbursements(f)	0.25	%(g)
Expenses excluding waivers/reimbursements(f)	0.26	%(g)
Net investment income (loss)*	1.59	%(g)
Portfolio turnover rate(h)	94%

*	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.
**	Calculation of the net realized and unrealized gain (loss) per share does not correlate with the Fund’s net realized and unrealized gain (loss) presented on the Statements of Changes in Net Assets due to the timing of creation of Fund shares in relation to fluctuating market values.
(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.
(d)	The market price returns are calculated using the mean between the last bid and ask prices.
(e)	Since the Shares of the Funds did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.
(f)	Excludes expenses incurred by the underlying investments in other funds.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Notes to Financial Statements

April 30, 2018

1. ORGANIZATION

IndexIQ ETF Trust (the “Trust”) was organized as a Delaware statutory trust on July 1, 2008 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end, management investment company, as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is currently comprised of nineteen operational funds (collectively, the “Funds” and each individually, a “Fund”). The Funds are exchange-traded funds (“ETFs”), whose shares are listed on a stock exchange and traded like equity securities at market prices.

Investors may find the financial statements of any issuer whose securities represent a significant amount of the Fund’s assets on the Securities and Exchange Commission’s website (www.sec.gov).

Funds	Diversification Policy	Commencement of Operations Date
IQ Hedge Multi-Strategy Tracker ETF*	Diversified	March 25, 2009
IQ Hedge Macro Tracker ETF*	Diversified	June 9, 2009
IQ Hedge Market Neutral Tracker ETF*	Diversified	October 4, 2012
IQ Hedge Long/Short Tracker ETF*	Diversified	March 24, 2015
IQ Hedge Event-Driven Tracker ETF*	Diversified	March 24, 2015
IQ Global Resources ETF	Non-diversified	October 27, 2009
IQ Merger Arbitrage ETF	Non-diversified	November 17, 2009
IQ Real Return ETF*	Non-Diversified	October 27, 2009
IQ Global Agribusiness Small Cap ETF	Non-diversified	March 22, 2011
IQ U.S. Real Estate Small Cap ETF	Non-diversified	June 14, 2011
IQ 50 Percent Hedged FTSE International ETF	Non-diversified	July 22, 2015
IQ 50 Percent Hedged FTSE Europe ETF	Non-diversified	July 22, 2015
IQ 50 Percent Hedged FTSE Japan ETF	Non-diversified	July 22, 2015
IQ Leaders GTAA Tracker ETF*	Diversified	September 30, 2015
IQ Enhanced Core Bond U.S. ETF*	Non-diversified	May 10, 2016
IQ Enhanced Core Plus Bond U.S. ETF*	Non-diversified	May 10, 2016
IQ S&P High Yield Low Volatility Bond ETF	Non-diversified	February 15, 2017
IQ Chaikin U.S. Small Cap ETF	Diversified	May 16, 2017
IQ Chaikin U.S. Large Cap ETF	Diversified	December 13, 2017

*	Funds are “funds of funds”, meaning that they see to achieve their investment objective by investing primarily in underlying funds, including ETFs, exchange-traded notes (“ETNs”), and other exchange-traded vehicles issuing equity securities organized in the U.S., such as exchange traded commodity pools (“ETVs”), and may include exchange-traded notes (“ETNs”) (such ETFs, ETVs and ETNs are referred to collectively as “exchange-traded products” or “ETPs”).

Each Fund’s investment objective is to seek daily investment results, before fees and expenses that correspond to the performance of a particular index (the “Underlying Index”). The underlying indices for the Funds are listed below:

Fund	Underlying Index
IQ Hedge Multi-Strategy Tracker ETF	IQ Hedge Multi-Strategy Index
IQ Hedge Macro Tracker ETF	IQ Hedge Macro Index
IQ Hedge Market Neutral Tracker ETF	IQ Hedge Market Neutral Index
IQ Hedge Long/Short Tracker ETF	IQ Hedge Long/Short Index
IQ Hedge Event-Driven Tracker ETF	IQ Hedge Event-Driven Index
IQ Global Resources ETF	IQ Global Resources Index
IQ Merger Arbitrage ETF	IQ Merger Arbitrage Index
IQ Real Return ETF	IQ Real Return Index
IQ Global Agribusiness Small Cap ETF	IQ Global Agribusiness Small Cap Index
IQ U.S. Real Estate Small Cap ETF	IQ U.S. Real Estate Small Cap Index
IQ 50 Percent Hedged FTSE International ETF	FTSE Developed ex North America 50% Hedged to USD Index
IQ 50 Percent Hedged FTSE Europe ETF	FTSE Developed Europe 50% Hedged to USD Index
IQ 50 Percent Hedged FTSE Japan ETF	FTSE Japan 50% Hedged to USD Index
IQ Leaders GTAA Tracker ETF	IQ Leaders GTAA Index
IQ Enhanced Core Bond U.S. ETF	IQ Enhanced Core Bond U.S. Index
IQ Enhanced Core Plus Bond U.S. ETF	IQ Enhanced Core Plus Bond U.S. Index
IQ S&P High Yield Low Volatility Bond ETF	S&P U.S. High Yield Low Volatility Corporate Bond Index
IQ Chaikin U.S. Small Cap ETF	NASDAQ Chaikin Power U.S. Small Cap Index
IQ Chaikin U.S. Large Cap ETF	NASDAQ Chaikin Power U.S. Large Cap Index

Notes to Financial Statements (continued)

April 30, 2018

2. SIGNIFICANT ACCOUNTING POLICIES

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Account Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. Each Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

Use of Estimates

Management makes certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates.

Indemnification

In the normal course of business, the Funds may enter into contracts that contain a variety of representations and warranties and which provide general indemnifications for certain liabilities. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Funds.

Investment Valuation

Each Fund issues and redeems shares on a continuous basis at Net Asset Value (“NAV”) only in large blocks of shares called “Creation Units.” A Creation Unit consists of 50,000 shares. The NAV is determined as of the close of trading (generally, 4:00 PM Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading. The NAV of the shares of each Fund will be equal to each Fund’s total assets minus each Fund’s total liabilities divided by the total number of shares outstanding. The NAV that is published will be rounded to the nearest cent; however, for purposes of determining the price of Creation Units, the NAV will be calculated to five decimal places. The consideration for purchase of a Creation Unit of shares of each Fund consist of in-kind deposits, however, the Funds reserve the rights to permit cash payments.

In calculating NAV, each Fund’s exchange-traded Equity Securities are valued at market value, which will generally be determined using the last reported official closing or last trading price on the exchange or market on which the security is primarily traded at the time of valuation. Price information on exchange-traded funds is taken from the exchange where the security is primarily traded.

Securities listed on the NASDAQ Stock Market, Inc. are generally valued at the NASDAQ official closing price. The primary exchanges for a Fund’s foreign equity securities may close for trading at various times prior to the close of regular trading on the NYSE, and the value of such securities used in computing each Fund’s NAV are generally determined as of such time. Securities not listed on a national or foreign stock exchange may be valued on the basis of prices furnished by approved pricing services or at the closing bid price on the over-the-counter market.

Debt Securities are generally valued using last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller odd lot sizes. Odd lots often trade at different prices that may be above or below the price at which the pricing service has valued the security.

Generally, trading in money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of a fund are determined as of such times. Short-term Debt Instruments having a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates market value.

Notes to Financial Statements (continued)

April 30, 2018

A swap on an exchange-listed security or securities are valued based on the last reported sale price of the swap’s underlying security or securities on the exchange where the security or securities is primarily traded, or if no sale price is available, at the mid-price of the security or securities underlying the swap on the exchange where the security is primarily traded. A swap on an index is valued based on the publicly available index price. The index price, in turn, is determined by the applicable index calculation agent, which generally values the securities underlying the index at the last reported sale price.

Futures contracts generally are valued at the settlement or closing price determined by the applicable exchange. Exchange-traded option contracts, including options, futures and swaps, will be valued at their most recent sale price. If no such sales are reported, these contracts will be valued at their last traded price.

Over-the counter (“OTC”) traded Financial Instruments, including OTC-traded options, forwards and currency-related derivatives, are normally valued on the basis of quotes obtained from a third party broker-dealer who makes markets in such securities or on the basis of quotes obtained from an independent third-party pricing service.

Investment company securities (other than ETFs) are valued at NAV.

Foreign securities and instruments are valued in their local currency following the methodologies described above. Foreign securities, instruments and currencies will be translated to U.S. dollars, based on foreign currency exchange rate quotations supplied by the London Stock Exchange.

Foreign Currency Translation — Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included on the Statements of Operations within net change in unrealized appreciation/depreciation on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

If market quotations are not readily available, or if it is determined that a quotation of a security does not represent fair value, then the security is valued at fair value as determined in good faith by IndexIQ Advisors LLC (the “Advisor”) using procedures adopted by the Board of Trustees (the “Board”). The circumstances in which a security may be fair valued include, among others: the occurrence of events that are significant to a particular issuer, such as mergers, restructurings or defaults; the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or government actions; trading restrictions on securities; thinly traded securities; and market events such as trading halts and early market closings. Due to the inherent uncertainty of valuations, fair values may differ significantly from the values that would have been used had an active market existed. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

A fund may automatically sweep uninvested cash balances into a money market fund, the Morgan Stanley Institutional Liquidity Funds Treasury Portfolio — Institutional Class and the BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class. The Morgan Stanley Institutional Liquidity Funds Treasury Portfolio and BlackRock Liquidity Funds Treasury Trust Fund Portfolio seeks preservation of capital, daily liquidity and maximum current income. The Morgan Stanley Institutional Liquidity Funds Treasury Portfolio and BlackRock Liquidity Funds Treasury Trust Fund Portfolio have no redemption restriction and are valued at the daily NAV.

Under normal conditions, each Fund invests cash collateral from securities lending activities into the Dreyfus Government Cash Management Fund — Institutional Shares. The Dreyfus Government Cash Management Fund’s investment objective is to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity. Dreyfus Government Cash Management Fund has no redemption restrictions and is valued at the daily NAV.

Notes to Financial Statements (continued)

April 30, 2018

Fair Value Measurement

Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and requires disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into fair value measurement. Under ASC 820, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the following hierarchy:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
•	Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
•	Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. With respect to the valuation of Level 3 securities, the Advisor may employ a market-based valuation approach which may use related or comparable securities, recent transactions, market multiples, book values, and other relevant information to determine fair value. The Advisor may also use an income-based valuation approach in which anticipated future cash flows of the financial instrument are discounted to calculate fair value. The Advisor representatives meet regularly to review and discuss the appropriateness of such fair values using more current information such as, recent security news, recent market transactions, updated corporate action information and/or other macro or security specific events.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The hierarchy classification of inputs used to value each Fund’s investments at April 30, 2018 is disclosed at the end of each Fund’s Schedule of Investments.

Tax Information, Dividends and Distributions to Shareholders and Uncertain Tax Positions

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Funds within the allowable time limits. Distributions to Shareholders are recorded on the ex-dividend date. In addition,

Notes to Financial Statements (continued)

April 30, 2018

the Funds may determine to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities, as if the Funds owned the underlying investment securities for the entire dividend period in which case some portion of each distribution may result in a return of capital. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their Federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profit for tax purposes are reported as a tax return of capital. Therefore, no federal, state and local income tax provisions are required.

Management evaluates each Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed each Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in each Fund’s financial statements. Each Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

The Funds have concluded that there is no tax liability resulting from uncertain income tax positions taken or expected to be taken.

Foreign Taxes

The Funds may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which they invest. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

The Funds may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which they invest. The Funds will accrue the unrecoverable portion of such taxes as applicable based upon their current interpretation of tax rules and regulations that exist in the market in which they invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statements of Assets and Liabilities, as well as an adjustment to the Funds’ net unrealized appreciation/depreciation. Taxes related to capital gains realized during the year ended April 30, 2018, if any, are reflected as part of net realized gain (loss) on the Statements of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation/depreciation on investments on the Statements of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

Cash Equivalents

Cash equivalents consist of highly liquid investments, with maturities of three months or less when acquired, and are disclosed as Short-Term Investments in the Schedules of Investments.

Security Transactions

Security transactions are recorded as of the trade date. Realized gains and losses on sales of investment securities are calculated using the identified cost method.

Investment Income and Expenses

Dividend income is recognized on the ex-date. Interest income is accrued daily. An amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Advisor determines in good faith that such method does not represent fair value. Distributions of realized capital

Notes to Financial Statements (continued)

April 30, 2018

gains by underlying funds are recorded as realized capital gains on the ex-date. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust based upon the relative net assets or other appropriate measures. The Funds distribute substantially all their net investment income to shareholders in the form of dividends. Net investment income is distributed monthly and capital gains are typically distributed at least annually. Dividends may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code. The expenses of the investment companies in which a Fund invests are not included in the amounts shown as expenses on the Statements of Operations or in the expense ratios included in the financial highlights.

Discounts and premiums on securities purchased, other than Short-Term Investments, for the Funds are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments. Income from payment-in-kind securities is accreted daily based on the effective interest method.

Securities Lending

The Bank of New York Mellon (“BNY Mellon”) serves as the Funds’ securities lending agent. The Funds may lend portfolio securities to certain creditworthy borrowers, including the Funds’ securities lending agent. It is the Funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral in the form of cash and/or high grade debt obligations, is maintained at all times. Cash collateral can be invested in certain money market mutual funds which also have exposure to the fluctuations of the market. Each Fund receives compensation for lending its securities from fees paid by the borrowers of securities, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. Lending portfolio securities could result in a loss or delay in recovering the Funds’ securities if the borrower defaults.

A Fund’s security lending activities are governed by a Securities Lending Authorization Agreement (“Lending Agreement”) between each Fund and the lending agent. The Lending Agreement authorizes the lending agent to lend qualifying U.S. and foreign securities held by a fund to approved borrowers (each a “Borrower”). To mitigate borrower risk, a fund typically receives from a Borrower, collateral in the form of U.S. dollar cash and/or securities issued or guaranteed by the U.S. Government or its agencies in excess of the market value of the securities loaned. Under the provisions of the Lending Agreement, each Fund shall have, as to the collateral, all of the rights and remedies of a secured party under applicable law. The lending agent is permitted to invest the cash collateral it receives from a Borrower into a money market fund which is subject to market fluctuation. Therefore, a fund is exposed to risk of loss if the value of invested cash collateral is insufficient to satisfy the fund’s obligation to return the full amount owed to such Borrower.

In accordance with the securities lending agreement between the Funds and the BNY Mellon, the Funds will be indemnified by the BNY Mellon in the event of default of a third party Borrower.

Notes to Financial Statements (continued)

April 30, 2018

The securities lending income earned by each Fund is disclosed on the Statements of Operations. The value of loaned securities and related collateral are shown on a gross basis in the Schedules of Investments and Statements of Assets and Liabilities. As of April 30, 2018, the cash collateral consisted of an institutional money market fund and non-cash collateral consisted of U.S. Treasury Bills, Notes, Bonds, STRIPs and U.S. Treasury Inflation Indexed Notes and Bonds with the following maturities:

	Money Market Mutual Fund	U.S. Government Securities
Fund	Overnight and Continuous	<30 Days	Between 30 & 90 Days	>90 Days	Total
IQ Hedge Multi-Strategy Tracker ETF	$140,959,766	$3,746,383	$3,068,258	$29,743,184	$36,557,825
IQ Hedge Macro Tracker ETF	1,906,306	38,633	31,726	170,023	240,382
IQ Hedge Market Neutral Tracker ETF	1,911,647	—	—	—	—
IQ Hedge Long/Short Tracker ETF	1,040,224	—	—	—	—
IQ Hedge Event-Driven Tracker ETF	1,021,562	1,056	165	15,104	16,325
IQ Global Resources ETF	4,839,696	981,635	96,949	15,653,049	16,731,633
IQ Merger Arbitrage ETF	26,324,770	—	88,022	23,500,673	23,588,695
IQ Real Return ETF	2,070,277	5,219	60,454	5,326,454	5,392,127
IQ Global Agribusiness Small Cap ETF	246,668	—	2,544	535,947	538,491
IQ U.S. Real Estate Small Cap ETF	3,865,903	795,645	138,636	18,698,798	19,633,079
IQ 50 Percent Hedged FTSE International ETF	9,366,228	—	317	2,519,469	2,519,786
IQ 50 Percent Hedged FTSE Europe ETF	4,501,909	—	—	—	—
IQ 50 Percent Hedged FTSE Japan ETF	36,157	—	468	223,430	223,898
IQ Leaders GTAA Tracker ETF	7,739,673	9,792	9,690	572,130	591,612
IQ Enhanced Core Bond U.S. ETF	528,755	—	—	—	—
IQ Enhanced Core Plus Bond U.S. ETF	73,354,896	133,515	31,824	3,171,830	3,337,169
IQ Chaikin U.S. Small Cap ETF	4,391,432	7,695	244,833	16,409,306	16,661,834

The collateral amount presented is in excess of the securities on loan.

Master Netting Arrangements

In order to better define its contractual rights and to secure rights that will help a fund mitigate its counterparty risk, a fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including forward foreign currency contracts, and typically contains, among other things, collateral posting terms, netting and rights of offset provisions in the event of a default and/or termination event. Generally, the amount of collateral due from or to counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a fund from its derivatives counterparties are not fully collateralized, contractually or otherwise, the fund bears the risk of loss from counterparty non-performance.

For financial reporting purposes, the Funds do not offset assets and liabilities subject to master netting arrangements or similar arrangements on the Statements of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis on the Statements of Assets and Liabilities.

Total Return Swap contracts are valued at the unrealized appreciation/depreciation on Total Return Swap contracts of the instrument. Securities segregated as collateral for swap contracts are footnoted within each Fund’s Schedule of Investments and the cash collateral is noted at the end of each Fund’s swap table.

Notes to Financial Statements (continued)

April 30, 2018

At April 30, 2018, the unrealized appreciation/depreciation on Total Return Swap contracts for the following Funds were zero, reflecting a reset date at period end based on the contractual agreement with Bank of America Merrill Lynch (“Merrill Lynch”) and Morgan Stanley Capital Service LLC (“Morgan Stanley”), each Fund’s counterparty.

IQ Hedge Multi-Strategy Tracker ETF
IQ Hedge Macro Tracker ETF
IQ Hedge Market Neutral Tracker ETF
IQ Hedge Long/Short Tracker ETF
IQ Hedge Event-Driven Tracker ETF
IQ Global Resources ETF
IQ Merger Arbitrage ETF
IQ Leaders GTAA Tracker ETF

As of April 30, 2018, the impact of netting of assets and liabilities and offsetting of collateral pledged or received based on contractual netting provisions in the Lending Agreement with BNY Mellon are detailed in the following table:

	Assets			Liabilities
Fund	Gross Amounts Presented in Statements of Assets and Liabilities	Collateral Received[1]	Net Amount	Gross Amounts Presented in Statements of Assets and Liabilities	Collateral Pledged	Net Amount
IQ Hedge Multi-Strategy Tracker ETF	$173,134,325	$(173,134,325)	$—	$—	$—	$—
IQ Hedge Macro Tracker ETF	2,096,159	(2,096,159)	—	—	—	—
IQ Hedge Market Neutral Tracker ETF	1,865,262	(1,865,262)	—	—	—	—
IQ Hedge Long/Short Tracker ETF	1,017,227	(1,017,227)	—	—	—	—
IQ Hedge Event-Driven Tracker ETF	1,013,117	(1,013,117)	—	—	—	—
IQ Global Resources ETF	20,754,674	(20,754,674)	—	—	—	—
IQ Merger Arbitrage ETF	49,063,687	(49,063,687)	—	—	—	—
IQ Real Return ETF	7,265,170	(7,265,170)	—	—	—	—
IQ Global Agribusiness Small Cap ETF	740,685	(740,685)	—	—	—	—
IQ U.S. Real Estate Small Cap ETF	22,892,721	(22,892,721)	—	—	—	—
IQ 50 Percent Hedged FTSE International ETF	11,269,536	(11,269,536)	—	—	—	—
IQ 50 Percent Hedged FTSE Europe ETF	4,262,780	(4,262,780)	—	—	—	—
IQ 50 Percent Hedged FTSE Japan ETF	246,157	(246,157)	—	—	—	—
IQ Leaders GTAA Tracker ETF	8,117,227	(8,117,227)	—	—	—	—
IQ Enhanced Core Bond U.S. ETF	518,694	(518,694)	—	—	—	—
IQ Enhanced Core Plus Bond U.S. ETF	74,895,524	(74,895,524)	—	—	—	—
IQ S&P High Yield Low Volatility Bond ETF	—	—	—	—	—	—
IQ Chaikin U.S. Small Cap ETF	20,440,510	(20,440,510)	—	—	—	—
IQ Chaikin U.S. Large Cap ETF	—	—	—	—	—	—

1	The amount of collateral presented is limited such that the net amount cannot be less than zero.

Notes to Financial Statements (continued)

April 30, 2018

At April 30, 2018, each Fund’s OTC derivative assets, which may be offset against each Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

Fund	Gross Amounts of Assets Presented in Statements of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Net Amount of Derivatives Assets	Gross Amounts of Liabilities Presented in Statements of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Net Amount of Derivatives Liabilities
IQ 50 Percent Hedged FTSE International ETF
Morgan Stanley	$6,337,696	$(233,191)	$6,104,505	$233,191	$(233,191)	$—
IQ 50 Percent Hedged FTSE Europe ETF
Morgan Stanley	1,867,569	(67,332)	1,800,237	67,332	(67,332)	—
IQ 50 Percent Hedged FTSE Japan ETF
Merrill Lynch	523,038	(21,937)	501,101	21,937	(21,937)	—

Investment Income and Expenses

Dividend income is recognized on the ex-date. Interest income is accrued daily. An amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Advisor determines in good faith that such method does not represent fair value. Distributions of realized capital gains by underlying funds are recorded as realized capital gains on the ex-date. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust based upon the relative net assets or other appropriate measures. The Funds distribute substantially all their net investment income to shareholders in the form of dividends. Net investment income and net capital gains are typically distributed to shareholders at least annually; the IQ U.S. Real Estate Small Cap ETF distributes income quarterly. Distributions received from the IQ U.S. Real Estate Small Cap ETF investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT. IQ Enhanced Core Bond U.S. ETF, IQ Enhanced Core Plus Bond U.S. ETF and IQ S&P High Yield Low Volatility Bond ETF distribute income monthly. Dividends may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code. The expenses of the investment companies in which the Funds invest are not included in the amounts shown as expenses on the Statements of Operations or in the expense ratios included in the Financial Highlights ..

3. INVESTMENT MANAGEMENT AND OTHER AGREEMENTS

Investment Advisory Agreement

The Advisor serves as the investment advisor to each series of the Trust and is an indirect wholly-owned subsidiary of New York Life Investment Management Holdings LLC. Under an Investment Advisory Agreement (“Advisory Agreement”) between the Advisor and the Trust on behalf of each Fund, the Advisor provides a continuous investment program for each Fund’s assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of each Fund (including arranging for sub-advisory services) subject to the supervision of the Board of Trustees.

The Advisor also: (i) supervises all non-advisory operations of the Fund; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund; (iii) arranges for (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains the records of the Fund; and (v) provides office space and all necessary office equipment and services.

The Advisory Agreement will continue in effect with respect to the Fund from year to year provided such continuance is specifically approved at least annually by a majority of the Independent Trustees of the Trust (“Independent Trustees”).

Notes to Financial Statements (continued)

April 30, 2018

Pursuant to the Advisory Agreement, the Funds pay the Advisor an advisory fee, based on the average daily net assets of each Fund, at the following annual rates:

Fund	Rate
IQ Hedge Multi-Strategy Tracker ETF	0.75%
IQ Hedge Macro Tracker ETF	0.75%
IQ Hedge Market Neutral Tracker ETF	0.75%
IQ Hedge Long/Short Tracker ETF	0.75%
IQ Hedge Event-Driven Tracker ETF	0.75%
IQ Global Resources ETF	0.75%
IQ Merger Arbitrage ETF	0.75%
IQ Real Return ETF	0.48%
IQ Global Agribusiness Small Cap ETF	0.75%
IQ U.S. Real Estate Small Cap ETF	0.69%
IQ 50 Percent Hedged FTSE International ETF	0.35%
IQ 50 Percent Hedged FTSE Europe ETF	0.45%
IQ 50 Percent Hedged FTSE Japan ETF	0.45%
IQ Leaders GTAA Tracker ETF	0.45%
IQ Enhanced Core Bond U.S. ETF	0.25%
IQ Enhanced Core Plus Bond U.S. ETF	0.25%
IQ S&P High Yield Low Volatility Bond ETF	0.40%
IQ Chaikin U.S. Small Cap ETF	0.35%
IQ Chaikin U.S. Large Cap ETF	0.25%

Such fee is accrued daily and paid monthly.

The Advisor has agreed to pay all expenses of the Funds, except brokerage and other transaction expenses; extraordinary legal fees or expenses, such as those for litigation or arbitration; compensation and expenses of the Independent Trustees, counsel to the Independent Trustees, and extraordinary expenses; compensation of the Chief Compliance Officer; distribution fees and expenses paid by the Funds under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; and the advisory fee payable to the Advisor hereunder.

For the IQ Hedge Multi-Strategy Tracker ETF, effective November 1, 2017, the Advisor has entered into an Fee Waiver Agreement with the Fund under which it has contractually agreed, until August 31, 2019, to waive a portion of its management fee equal to 0.22% of the average daily net assets of the Fund.

For the IQ Enhanced Core Bond U.S. ETF and the IQ Enhanced Core Plus Bond U.S. ETF, the Advisor has entered into a Fee Waiver Agreement with the Funds under which it has contractually agreed, until August 31, 2018, to waive a portion of its management fee equal to 0.05% of the average daily net assets of each Fund.

For the IQ S&P High Yield Low Volatility Bond ETF the Advisor has entered into an Expense Limitation Agreement with the Fund under which it has contractually agreed, until August 31, 2018, to waive a portion of its management fee and/or reimburse expenses of the Fund to not more than 0.40% of the average daily net assets of the Fund.

For the IQ 50 Percent Hedged FTSE International ETF, IQ 50 Percent Hedged FTSE Europe ETF, and IQ 50 Percent Hedged FTSE Japan ETF, effective August 31, 2017, the Advisor has entered into an Expense Limitation Agreement with the Funds under which it has contractually agreed, until August 31, 2018, to waive a portion of its management fee and/or reimburse expenses of each Fund to not more than 0.20%, 0.30% and 0.30%, respectively, of the average daily net assets of each respective Fund.

For the IQ Chaikin U.S. Small Cap ETF and IQ Chaikin U.S. Large Cap ETF, the Advisor has entered into an Expense Limitation Agreement with the Funds under which it has contractually agreed, until August 31, 2018, to waive a portion of its management fee and/or reimburse expenses of each Fund to not more than 0.35% and 0.25%, respectively of the average daily net assets of each respective Fund.

Notes to Financial Statements (continued)

April 30, 2018

Investment Sub-Advisory Agreement

MacKay Shields LLC (“MacKay Shields” or the (“Sub-Advisor”)), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Sub-Advisor to the IQ S&P High Yield Low Volatility Bond ETF and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of the Subadvisory Agreement (“Subadvisory Agreement”) between the Advisor and the Sub-advisor, the Advisor pays for the services of the Sub-Advisor.

Distribution (12b-1 Fees)

ALPS Distributors, Inc. serves as the Funds’ distributor (the “Distributor”) pursuant to a Distribution Services Agreement. The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Plan”). In accordance with the Rule 12b-1 Plan, the Funds are authorized to pay an amount up to 0.10% of each Fund’s average daily net assets each year for certain distribution-related activities. As authorized by the Board, no Rule 12b-1 fees are currently paid by the Funds and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of each respective Fund’s assets. The Advisor and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Funds.

As described in Note 4 below, the Distributor has entered into Participant Agreements with certain broker-dealers and others that allow those parties to be Authorized Participants and to subscribe for and redeem shares of the Funds. Also as described in Note 4 below, such Authorized Participants may from time to time hold, of record or beneficially, a substantial percentage of the Funds’ shares outstanding, act as executing or clearing broker for investment transactions on behalf of the Funds and/or serve as counterparty to derivative transactions with each Fund.

Administrator, Custodian and Transfer Agent

BNY Mellon (in each capacity, the “Administrator,” “Custodian” or “Transfer Agent”) serves as the Funds’ Administrator, Custodian and Transfer Agent pursuant to the Fund Administration and Accounting Agreement. Under the terms of this agreement, the Advisor pays the Funds’ Administrative, Custody and Transfer Agency fees. BNY Mellon is a subsidiary of BNY Mellon Corporation, a financial holding company.

4. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed on a continuous basis at NAV only in groups of 50,000 shares called Creation Units. Except when aggregated in Creation Units, shares are not redeemable. Transactions in shares of the Funds are disclosed in detail on the Statements of Changes in Net Assets. Only “Authorized Participants” may purchase or redeem shares directly from the Funds. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of National Securities Clearing Corporation or (ii) a Depository Trust Company (“DTC”) participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to create and redeem whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees. Securities received or delivered in connection with in-kind creates and redeems are valued as of the close of business on the effective date of the creation or redemption.

Notes to Financial Statements (continued)

April 30, 2018

5. FEDERAL INCOME TAX

At April 30, 2018, the cost and unrealized appreciation/depreciation of investments, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

Fund	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
IQ Hedge Multi-Strategy Tracker ETF	$1,238,557,846	$33,303,948	($5,363,103)	$27,940,845
IQ Hedge Macro Tracker ETF	8,330,208	213,415	(47,422)	165,993
IQ Hedge Market Neutral Tracker ETF	14,572,268	187,910	(43,539)	144,371
IQ Hedge Long/Short Tracker ETF	9,751,204	211,980	(138,594)	73,386
IQ Hedge Event-Driven Tracker ETF	4,116,484	77,370	(32,825)	44,545
IQ Global Resources ETF	238,932,833	10,547,814	(7,389,954)	3,157,860
IQ Merger Arbitrage ETF	557,170,193	7,244,881	(10,863,286)	(3,618,405)
IQ Real Return ETF	47,508,556	91,259	(201,630)	(110,371)
IQ Global Agribusiness Small Cap ETF	10,033,093	3,249,305	(1,199,794)	2,049,511
IQ U.S. Real Estate Small Cap ETF	95,971,852	5,262,259	(15,097,960)	(9,835,701)
IQ 50 Percent Hedged FTSE International ETF	558,618,792	48,692,326	(22,495,536)	26,196,790
IQ 50 Percent Hedged FTSE Europe ETF	158,396,142	21,074,013	(5,837,823)	15,236,190
IQ 50 Percent Hedged FTSE Japan ETF	28,434,885	6,806,408	(897,259)	5,909,149
IQ Leaders GTAA Tracker ETF	56,884,046	991,463	(626,774)	364,689
IQ Enhanced Core Bond U.S. ETF	54,175,061	—	(2,559,457)	(2,559,457)
IQ Enhanced Core Plus Bond U.S. ETF	417,841,627	—	(10,524,587)	(10,524,587)
IQ S&P High Yield Low Volatility Bond ETF	108,535,268	1,821	(2,738,412)	(2,736,591)
IQ Chaikin U.S. Small Cap ETF	466,673,315	23,310,595	(20,212,402)	3,098,193
IQ Chaikin U.S. Large Cap ETF	317,065,663	10,342,129	(7,539,466)	2,802,663

The differences between book and tax basis cost of investments and net unrealized appreciation/depreciation are primarily attributable to wash sale loss deferrals, non-REIT return of capital adjustments, pass through investments and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies held at April 30, 2018.

Notes to Financial Statements (continued)

April 30, 2018

At April 30, 2018, the components of undistributed or accumulated earnings/losses on a tax-basis were as follows:

Fund	Ordinary Income (Loss)[1]	Net Capital Gain (Losses)[2]	Net Unrealized Appreciation/ Depreciation	Total Earnings/ (Losses)
IQ Hedge Multi-Strategy Tracker ETF	$10,247,100	$(61,272,346)	$27,940,845	$(23,084,401)
IQ Hedge Macro Tracker ETF	17,396	(6,033,131)	165,992	(5,849,743)
IQ Hedge Market Neutral Tracker ETF	—	(451,519)	144,371	(307,148)
IQ Hedge Long/Short Tracker ETF	80,048	(200,430)	73,386	(46,996)
IQ Hedge Event-Driven Tracker ETF	45,908	(49,018)	44,546	41,436
IQ Global Resources ETF	(53,070)	(39,413,523)	3,155,849	(36,310,742)
IQ Merger Arbitrage ETF	(45,213)	(6,270,303)	(3,628,892)	(9,944,408)
IQ Real Return ETF	172,756	(1,478,815)	(110,371)	(1,416,430)
IQ Global Agribusiness Small Cap ETF	47,383	(8,654,158)	2,048,095	(6,558,680)
IQ U.S. Real Estate Small Cap ETF	—	(3,506,788)	(9,835,701)	(13,342,489)
IQ 50 Percent Hedged FTSE International ETF	4,572,887	(7,719,162)	26,140,188	22,993,913
IQ 50 Percent Hedged FTSE Europe ETF	1,283,491	(4,755,084)	15,224,495	11,752,902
IQ 50 Percent Hedged FTSE Japan ETF	344,436	(1,714,124)	5,900,812	4,531,124
IQ Leaders GTAA Tracker ETF	202,092	(1,043,234)	364,689	(476,453)
IQ Enhanced Core Bond U.S. ETF	—	(3,216,813)	(2,559,457)	(5,776,270)
IQ Enhanced Core Plus Bond U.S. ETF	14,785	(8,419,060)	(10,524,587)	(18,928,862)
IQ S&P High Yield Low Volatility Bond ETF	368,463	(1,258,675)	(2,736,591)	(3,626,803)
IQ Chaikin U.S. Small Cap ETF	87,868	(7,595,382)	3,098,193	(4,409,321)
IQ Chaikin U.S. Large Cap ETF	245,918	(5,340,843)	2,802,663	(2,292,262)

[1]	Includes late year ordinary loss, if any.
[2]	Amount includes the deferral of post October losses, if any.

The differences between book and tax basis components of net assets are primarily attributable to wash sale loss deferrals and other book and tax differences including foreign currency contracts, swap contracts, post-October and late year losses.

Notes to Financial Statements (continued)

April 30, 2018

At April 30, 2018, the effect of permanent book/tax reclassifications resulted in increases (decreases) to the components of net assets were as follows:

Fund	Undistributed Net Investment Income/(Accumulated Net Investment Loss)	Accumulated Net Realized Gain/(Loss) on Investments	Paid-in Capital
IQ Hedge Multi-Strategy Tracker ETF	$(7,940,345)	$3,198,805	$4,741,540
IQ Hedge Macro Tracker ETF	(71,437)	131,218	(59,781)
IQ Hedge Market Neutral Tracker ETF	(44,436)	96,700	(52,264)
IQ Hedge Long/Short Tracker ETF	4,645	(121,079)	116,434
IQ Hedge Event-Driven Tracker ETF	840	(840)	—
IQ Global Resources ETF	(2,058,158)	2,799,881	(741,723)
IQ Merger Arbitrage ETF	624,939	(13,553,554)	12,928,615
IQ Real Return ETF	8,132	(8,717)	585
IQ Global Agribusiness Small Cap ETF	(1,327)	(432,721)	434,048
IQ U.S. Real Estate Small Cap ETF	1,986,866	(1,888,207)	(98,659)
IQ 50 Percent Hedged FTSE International ETF	149,523	(23,700,266)	23,550,743
IQ 50 Percent Hedged FTSE Europe ETF	(19,637)	19,637	—
IQ 50 Percent Hedged FTSE Japan ETF	3,678	(302,742)	299,064
IQ Leaders GTAA Tracker ETF	130,295	(3,831,136)	3,700,841
IQ Enhanced Core Bond U.S. ETF	4,770	313,081	(317,851)
IQ Enhanced Core Plus Bond U.S. ETF	(810)	919,126	(918,316)
IQ S&P High Yield Low Volatility Bond ETF	1,825	(38,627)	36,802
IQ Chaikin U.S. Small Cap ETF	(17,440)	(13,113,960)	13,131,400
IQ Chaikin U.S. Large Cap ETF	—	(128,249)	128,249

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to the tax treatment of foreign currency gains and losses, investments in passive foreign investment companies, publicly traded partnerships, grantors trusts, real estate investment trusts, regulated investment companies, swaps, and redemptions in-kind.

Notes to Financial Statements (continued)

April 30, 2018

The tax character of distributions paid during the years ended April 30, 2018 and 2017 were as follows:

	2018			2017
Fund	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital
IQ Hedge Multi-Strategy Tracker ETF	$—	—	$—	$21,554	$—	$—
IQ Hedge Macro Tracker ETF	—	—	—	—	—	—
IQ Hedge Market Neutral Tracker ETF	—	—	—	173,905	—	—
IQ Hedge Long/Short Tracker ETF	16,706	—	—	5,839	—	—
IQ Hedge Event-Driven Tracker ETF	70,341	—	—	114,315	—	—
IQ Global Resources ETF	—	—	—	676,550	—	—
IQ Merger Arbitrage ETF	—	—	—	291,365	—	—
IQ Real Return ETF	308,837	—	—	—	—	—
IQ Global Agribusiness Small Cap ETF	109,575	—	—	171,392	—	—
IQ U.S. Real Estate Small Cap ETF	3,563,539	—	2,075,765	2,277,082	—	2,848,754
IQ 50 Percent Hedged FTSE International ETF	8,843,710	—	—	4,089,859	1,235,234	—
IQ 50 Percent Hedged FTSE Europe ETF	3,305,273	—	—	2,199,652	730,802	—
IQ 50 Percent Hedged FTSE Japan ETF	544,769	—	—	614,409	—	—
IQ Leaders GTAA Tracker ETF	1,005,870	—	—	576,860	—	—
IQ Enhanced Core Bond U.S. ETF	1,575,071	—	—	1,478,105	—	—
IQ Enhanced Core Plus Bond U.S. ETF	9,263,899	—	—	5,319,018	—	—
IQ S&P High Yield Low Volatility Bond ETF	3,536,709	—	—	181,476	—	—
IQ Chaikin U.S. Small Cap ETF	1,436,366	—	—	—	—	—
IQ Chaikin U.S. Large Cap ETF	916,233	—	—	—	—	—

Notes to Financial Statements (continued)

April 30, 2018

Capital losses incurred after October 31 (“Post-October Losses”) and certain late year ordinary income losses within the taxable year can be deemed to arise on the first business day of the Funds’ next taxable year. For the year ended April 30, 2018, the Funds incurred and elected to defer to May 1, 2018 post-October losses and late year ordinary losses of:

Fund	Late Year Ordinary Losses	Short-Term Post October Losses	Long-Term Post October Losses
IQ Hedge Multi-Strategy Tracker ETF	$—	$—	$—
IQ Hedge Macro Tracker ETF	—	—	—
IQ Hedge Market Neutral Tracker ETF	—	—	—
IQ Hedge Long/Short Tracker ETF	—	—	—
IQ Hedge Event-Driven Tracker ETF	—	—	—
IQ Global Resources ETF	53,070	—	—
IQ Merger Arbitrage ETF	45,213	—	—
IQ Real Return ETF	—	—	—
IQ Global Agribusiness Small Cap ETF	—	—	—
IQ U.S. Real Estate Small Cap ETF	—	—	—
IQ 50 Percent Hedged FTSE International ETF	—	—	—
IQ 50 Percent Hedged FTSE Europe ETF	—	—	—
IQ 50 Percent Hedged FTSE Japan ETF	—	—	—
IQ Leaders GTAA Tracker ETF	—	—	—
IQ Enhanced Core Bond U.S. ETF	—	—	—
IQ Enhanced Core Plus Bond U.S. ETF	—	—	—
IQ S&P High Yield Low Volatility Bond ETF	—	—	—
IQ Chaikin U.S. Small Cap ETF	—	—	—
IQ Chaikin U.S. Large Cap ETF	—	—	—

On December 22, 2010, the Regulated Investment Company (“RIC”) Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, are effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

Notes to Financial Statements (continued)

April 30, 2018

At April 30, 2018, the Funds listed below had net capital loss carryforwards for Federal income tax purposes which are available for offset against future taxable net capital gains. The amounts were determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gain distributions are expected to be paid to shareholders of these Funds until future net capital gains have been realized in excess of the available capital loss carryforwards. There is no assurance that any Fund will be able to utilize all of its capital loss carryforwards before they expire. These loss carryforwards expire in amounts and fiscal years as follows:

Fund	Short-Term Expiring April 30, 2019	Expired Current Year	Utilized on Current Year	Short-Term With No Expiration	Long-Term With No Expiration
IQ Hedge Multi-Strategy Tracker ETF	$5,603,304	$841,667	$8,515,017	$55,669,042	$—
IQ Hedge Macro Tracker ETF	531,209	80,017	—	4,282,128	1,219,794
IQ Hedge Market Neutral Tracker ETF	—	—	53,283	434,184	17,335
IQ Hedge Long/Short Tracker ETF	—	—	—	124,930	75,500
IQ Hedge Event-Driven Tracker ETF	—	—	25,293	34,427	14,591
IQ Global Resources ETF	—	—	5,732,096	20,217,464	19,196,059
IQ Merger Arbitrage ETF	—	—	—	6,270,303	—
IQ Real Return ETF	—	—	602,374	720,246	758,569
IQ Global Agribusiness Small Cap ETF	—	—	—	2,842,226	5,811,932
IQ U.S. Real Estate Small Cap ETF	—	—	627,930	1,324,564	2,182,224
IQ 50 Percent Hedged FTSE International ETF	—	—	—	3,094,612	4,624,550
IQ 50 Percent Hedged FTSE Europe ETF	—	—	—	1,708,335	3,046,749
IQ 50 Percent Hedged FTSE Japan ETF	—	—	—	837,573	876,551
IQ Leaders GTAA Tracker ETF	—	—	—	938,698	104,536
IQ Enhanced Core Bond U.S. ETF	—	—	—	2,830,081	386,732
IQ Enhanced Core Plus Bond U.S. ETF	—	—	—	7,652,615	766,445
IQ S&P High Yield Low Volatility Bond ETF	—	—	—	1,209,568	49,107
IQ Chaikin U.S. Small Cap ETF	—	—	—	7,595,382	—
IQ Chaikin U.S. Large Cap ETF	—	—	—	5,340,843	—

6. OTHER AFFILIATED PARTIES AND TRANSACTIONS

If a Fund owns more than 5% of the outstanding voting shares of another issuer, the issuer may be considered an affiliate. At April 30, 2018, affiliated transactions if any are listed at the end of each Fund’s respective Schedule of Investments.

The Advisor is an affiliate and subsidiary of New York Life Investment Management LLC (“NYLIM”) and of New York Life Insurance & Annuity Corporation (“NYLife”). As of April 30, 2018, NYLIM and NYLife were not known to own beneficially greater than 5% of the shares of any Fund except as set forth below. NYLIM and NYLife own shares of the Funds on their own behalf or on behalf of funds or accounts managed by NYLIM or NYLife.

New York Life Insurance & Annuity Corporation

Fund	% Ownership
IQ Hedge Long/Short Tracker ETF	20.0%
IQ Hedge Event-Driven Tracker ETF	53.3%
IQ 50 Percent Hedged FTSE Europe ETF	16.5%
IQ 50 Percent Hedged FTSE Japan ETF	85.6%
IQ Leaders GTAA Tracker ETF	69.4%
IQ S&P High Yield Low Volatility Bond ETF	45.3%
IQ Chaikin U.S. Small Cap ETF	9.4%

Notes to Financial Statements (continued)

April 30, 2018

New York Life Investment Management LLC

Fund	% Ownership
IQ Global Resources ETF	54.2%
IQ 50 Percent Hedged FTSE International ETF	84.3%
IQ 50 Percent Hedged FTSE Europe ETF	77.2%
IQ Enhanced Core Bond U.S. ETF	53.7%
IQ Enhanced Core Plus Bond U.S. ETF	40.5%
IQ S&P High Yield Low Volatility Bond ETF	40.3%
IQ Chaikin U.S. Small Cap ETF	54.3%
IQ Chaikin U.S. Large Cap ETF	93.7%

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term investments) for the year ended April 30, 2018 are as follows:

Fund	Purchases	Sales	Purchases In-Kind	Sales In-Kind
IQ Hedge Multi-Strategy Tracker ETF	1,805,022,304	1,798,111,535	125,288,526	109,093,429
IQ Hedge Macro Tracker ETF	9,947,692	9,951,072	—	—
IQ Hedge Market Neutral Tracker ETF	19,513,909	19,437,543	1,272,445	—
IQ Hedge Long/Short Tracker ETF	4,361,540	4,420,921	5,621,340	930,277
IQ Hedge Event-Driven Tracker ETF	1,281,051	1,273,924	—	—
IQ Global Resources ETF	436,960,951	438,288,381	53,982,021	12,155,389
IQ Merger Arbitrage ETF	968,913,517	1,018,487,654	525,278,851	210,431,882
IQ Real Return ETF	30,676,805	30,671,960	16,545,793	—
IQ Global Agribusiness Small Cap ETF	1,370,722	1,401,722	—	1,700,433
IQ U.S. Real Estate Small Cap ETF	28,798,309	28,369,941	6,772,633	26,358,003
IQ 50 Percent Hedged FTSE International ETF	58,590,205	39,696,522	433,543,965	117,794,263
IQ 50 Percent Hedged FTSE Europe ETF	14,969,249	18,022,270	77,113,910	—
IQ 50 Percent Hedged FTSE Japan ETF	1,901,429	2,448,504	3,190,029	1,100,621
IQ Leaders GTAA Tracker ETF	58,607,538	58,337,020	45,563,405	32,372,453
IQ Enhanced Core Bond U.S. ETF	177,964,051	178,053,356	7,639,885	27,803,436
IQ Enhanced Core Plus Bond U.S. ETF	806,277,726	806,717,196	221,409,943	102,468,243
IQ S&P High Yield Low Volatility Bond ETF	104,850,985	69,185,861	28,140,754	2,594,145
IQ Chaikin U.S. Small Cap ETF	274,950,148	274,132,709	513,716,625	57,877,122
IQ Chaikin U.S. Large Cap ETF	162,511,071	162,218,954	324,559,736	2,573,596

8. DERIVATIVE FINANCIAL INSTRUMENTS

Swap Transactions

A swap agreement is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Funds’ obligations or rights under a swap agreement entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for Total Return Swaps. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Funds or if the reference index, security or investments do not perform as expected.

The value of a Total Return Swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. Segregated securities are designated on the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities. Daily changes in valuation of Total Return Swaps, if any, are recorded as unrealized appreciation or depreciation on

Notes to Financial Statements (continued)

April 30, 2018

the Statements of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as a change in net unrealized appreciation/depreciation on the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

When the Funds have an unrealized loss on a swap agreement, the Funds have instructed the Custodian to pledge cash or liquid securities as collateral with a value at least equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted with the fluctuations of the swap value.

Some of the Funds intend to use Total Return Swaps in several ways to replicate the performance of the Index. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. Therefore, the Funds consider the creditworthiness of the counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying instruments.

Pursuant to documentation governing the Funds’ swap transactions with Merrill Lynch and Morgan Stanley, Merrill Lynch and Morgan Stanley have the right to terminate the swaps early in the event that the net assets of the given Fund decline below specific levels set forth in the documentation (“net asset contingent features”). In the event of early termination, Merrill Lynch and Morgan Stanley may require the Funds to pay or receive a settlement amount in connection with the terminated swap transaction. The Funds utilized swaps to affect both long and short exposure to several asset classes and market segments, including, among others, real estate, domestic equity, international equity, emerging markets equities, investment grade corporate bonds, high yield corporate bonds, convertible bonds, preferred securities, emerging market-debt, developed markets currencies, broad commodity indices, precious metals, equity market volatility, and U.S. Treasury bonds. As of April 30, 2018, the Funds have not triggered the conditions under such documentation that will give the counterparty the right to call for an early termination. As of such date, the settlement values of these contracts were approximately equal to the fair value of such contracts.

Futures Contracts

Certain Funds may invest in futures contracts (“futures”) in order to replicate exposures to their respective underlying index components. Investments in futures may increase or leverage exposure to a particular market risk, thereby increasing price volatility of derivative instruments a Fund holds. No price is paid or received by the Funds upon the purchase of a futures.

Upon entering into a futures, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures. Changes in the market value of open futures are recorded as change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

At April 30, 2018, there are no open futures contracts.

Forward Foreign Currency Contracts

Certain Funds may enter into forward foreign currency transactions to seek a closer correlation between the Funds’ overall currency exposures and the currency exposures of the Underlying Index as a part of its principal investment strategy.

The Funds may enter into forward foreign currency contracts for hedging purposes, to seek to protect against anticipated changes in future foreign currency exchange rates. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from

Notes to Financial Statements (continued)

April 30, 2018

the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market between currency traders (usually large commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

Upon entering into a forward foreign currency contract a fund is required to segregate permissible liquid assets, or engage in other measures approved by the SEC to “cover” the Fund’s obligations relating to its transactions in derivatives. Fluctuations in the value of open forward foreign currency contracts are recorded for book purposes as unrealized gains or losses on forward foreign currency contracts by the Funds. Realized gains and losses on forward foreign currency contracts include net gains or losses recognized by the Funds on contracts which have matured or were sold.

At April 30, 2018, open forward foreign currency contracts, if any, are listed at the end of each Fund’s respective Schedule of Investments. The unrealized appreciation/depreciation, as applicable, is included on the Statements of Assets and Liabilities.

Total Return Swaps reflect a reset date as of April 30, 2018, therefore, there is no unrealized appreciation/depreciation reflected on the Statements of Assets and Liabilities.

At April 30, 2018, the fair value of derivative instruments reflected on the Statements of Assets and Liabilities were as follows:

Asset Derivatives

Currency Risk
IQ 50 Percent Hedged FTSE International ETF
Unrealized appreciation on forward foreign currency contracts	$6,337,696
IQ 50 Percent Hedged FTSE Europe ETF
Unrealized appreciation on forward foreign currency contracts	1,867,569
IQ 50 Percent Hedged FTSE Japan ETF
Unrealized appreciation on forward foreign currency contracts	523,038

Liability Derivatives

Currency Risk
IQ 50 Percent Hedged FTSE International ETF
Unrealized depreciation on forward foreign currency contracts	$(233,191)
IQ 50 Percent Hedged FTSE Europe ETF
Unrealized depreciation on forward foreign currency contracts	(67,332)
IQ 50 Percent Hedged FTSE Japan ETF
Unrealized depreciation on forward foreign currency contracts	(21,937)

Notes to Financial Statements (continued)

April 30, 2018

Transactions in derivative instruments reflected on the Statements of Operations during the year ended April 30, 2018 as follows:

Fund	Currency Risk	Equity Risk
IQ Hedge Multi-Strategy Tracker ETF
Realized gain (loss)
Swap transactions		$(11,177,056)
IQ Hedge Macro Tracker ETF
Realized gain (loss)
Swap transactions		$(80,149)
IQ Hedge Market Neutral Tracker ETF
Realized gain (loss)
Swap transactions		$(112,528)
IQ Hedge Long/Short Tracker ETF
Realized gain (loss)
Swap transactions		$746
IQ Hedge Event-Driven Tracker ETF
Realized gain (loss)
Swap transactions		$884
IQ Global Resources ETF
Realized gain (loss)
Swap transactions		$(4,277,493)
IQ Merger Arbitrage ETF
Realized gain (loss)
Swap transactions		$(6,400,405)
IQ 50 Percent Hedged FTSE International ETF
Realized gain (loss)
Forward foreign currency contracts	$(13,372,224)
Change in unrealized appreciation (depreciation)
Forward foreign currency contracts	$7,096,109
IQ 50 Percent Hedged FTSE Europe ETF
Realized gain (loss)
Forward foreign currency contracts	$(6,308,067)
Change in unrealized appreciation (depreciation)
Forward foreign currency contracts	$2,618,890
IQ 50 Percent Hedged FTSE Japan ETF
Realized gain (loss)
Forward foreign currency contracts	$(622,845)
Change in unrealized appreciation (depreciation)
Forward foreign currency contracts	$484,921
IQ Leaders GTAA Tracker ETF
Realized gain (loss)
Swap transactions		$112,014

Notes to Financial Statements (continued)

April 30, 2018

For the year ended April 30, 2018, the monthly average notional value of the derivatives held by the Funds were as follows:

	Average Notional Value
	IQ Hedge Multi-Strategy Tracker ETF	IQ Hedge Macro Tracker ETF	IQ Hedge Market Neutral Tracker ETF	IQ Hedge Long/Short Tracker ETF	IQ Hedge Event-Driven Tracker ETF	IQ Global Resources ETF	IQ Merger Arbitrage ETF	IQ 50 Percent Hedged FTSE International ETF	IQ 50 Percent Hedged FTSE Europe ETF	IQ 50 Percent Hedged FTSE Japan ETF	IQ Leaders GTAA Tracker ETF
Asset Derivatives
Swap contracts	$177,122,105	$859,274	$1,585,694	$670,789	$103,149	$—	$—	$—	$—	$—	$6,316,789
Forward foreign currency contracts	—	—	—	—	—	—	—	602,597,904	226,462,694	48,767,260	—
Liability Derivatives
Swap contracts	$(176,982,653)	$(862,582)	$(1,591,937)	$(670,342)	$(103,011)	$(41,305,656)	$(89,655,005)	$—	$—	$—	$(6,284,539)
Forward foreign currency contracts	—	—	—	—	—	—	—	(603,228,604)	(226,848,468)	(48,780,424)	—

9. RISKS INVOLVED WITH INVESTING IN THE FUNDS

The Funds are subject to the principal risks described below, some or all of these risks may adversely affect a Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. As with any investment, an investment in a Fund could result in a loss or the performance of a Fund could be inferior to that of other investments.

Currency Risk

Certain Funds will invest in securities denominated in currencies other than U.S. dollars (foreign currencies) and much of the income received by the Fund will be in foreign currencies, but the Underlying Index and the Fund’s NAV will be calculated in U.S. dollars. Furthermore a fund may convert cash in U.S. dollars to foreign currencies to purchase securities. Both the Fund’s ability to track the Underlying Index and Fund returns in general may be adversely impacted by changes in currency exchange rates, which can occur quickly and without warning.

Currency Hedging Risk1

Certain Funds use various strategies to attempt to reduce the impact of changes in the value of a foreign currency against the U.S. dollar. These strategies may not be successful. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in a fund may also go up or down quickly and unpredictably and investors may lose money.

Fund of Funds Risk2

Certain Funds’ investment performance, because they are funds of funds, depend on the investment performance of the underlying ETFs in which they invest. An investment in any such Fund is subject to the risks associated with the underlying ETFs that comprise its Underlying Index. Such a fund will indirectly pay a proportional share of the asset-based fees, if any, of the underlying ETFs in which it invests.

Exchange Traded Vehicle Risk2

Unlike an investment in a mutual fund, the value of the Funds’ investments in ETFs, ETVs and ETNs is based on stock market prices and the Funds could lose money due to stock market developments, the failure of an active trading market to develop, or exchange trading halts or de-listings. Federal law prohibits the Funds from acquiring investment company shares, including shares of ETFs, in excess of specific thresholds unless exempted by rule, regulation or exemptive order. These prohibitions may prevent the Funds from allocating their investments to ETFs in an optimal manner.

Notes to Financial Statements (continued)

April 30, 2018

Index Risk

The Funds’ Underlying Indexes and the Funds rebalance only on a monthly, quarterly or annual basis, which may cause the performance of the Underlying Indexes and the Funds to deviate from that of the market exposure that they are trying to achieve.

Industry Concentration Risk

A fund will not invest 25% or more of the value of the Fund’s total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries; except that, to the extent that the Underlying Index is concentrated in a particular industry, the Fund also will be concentrated in that industry. The risk of concentrating fund investments in a limited number of issuers conducting business in the same industry or group of industries will subject the Fund to a greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors.

Tracking Error Risk

Each Fund’s performance may not match its Underlying Index during any period of time. Although each Fund attempts to track the performance of its Underlying Index, a Fund may not be able to duplicate its exact composition or return for any number of reasons, including but not limited to risk that the strategies used by the Advisor to match the performance of the Underlying Indexes may fail to produce the intended results, liquidity risk and new fund risk, as well as the incurring of Fund expenses, which the Underlying Index does not incur.

Counterparty Risk

Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with OTC derivatives transactions. In those instances, an Underlying ETP will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Underlying ETP will sustain losses.

Foreign Securities Risk

Certain Funds invest directly or indirectly (through underlying ETFs) in the securities of non-U.S. issuers, which involves risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability.

Total Return Swap Risk3

Total Return Swaps give the Funds the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. Total Return Swaps can also be used to replicate an exposure to a short position in an asset class where the Funds have the right to receive the depreciation in value of a specified security, index or other instrument (“inverse swaps”). If the underlying asset in a Total Return Swap declines in value (or increases in value, if an inverse swap) over the term of the swap, the Funds may also be required to pay the dollar value of that decline (or increase, if an inverse swap) to the counterparty. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty.

Small Capitalization Companies Risk4

Certain Funds invest primarily in the stocks of small capitalization companies, which may be more volatile than those of larger companies. Stock prices of small capitalization companies are also more vulnerable than those of large capitalization companies to adverse business and economic developments, and the stocks of small capitalization companies may be thinly traded, making it difficult to buy and sell them.

High Yield Securities Risk5

High yield securities generally offer a higher current yield than the yield available from higher grade issues, but typically involve greater risk. Securities rated below investment grade are commonly referred to as “junk bonds.”

Notes to Financial Statements (continued)

April 30, 2018

Market Risk

The market price of investments owned by the fund may go up or down, sometimes rapidly or unpredictably.

Investments may decline in value due to factors affecting fixed income securities markets generally or particular segments of the market.

Long/Short Risk

There is no guarantee that the returns on the fund’s long or short, if any, positions will produce positive returns, and the fund could lose money if either or both positions produce negative returns. In addition, the fund may gain enhanced long exposure to certain securities (i.e., obtain investment exposure that exceeds the amount directly invested in those assets, a form of leverage) and, as a result, suffer losses that exceed the amount invested in those assets.

Equity Securities Risk

The prices of equity securities are particularly subject to the risk of changing change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic, stock market, industry and company conditions and the risk inherent in the portfolio manager’s ability to anticipate such changes that can adversely affect the value of the fund’s holdings. Opportunity for greater gain often comes with greater risk of loss. conditions, interest rates, investor perceptions and market liquidity.

Passive Management Risk

Unlike many investment companies, the funds seek to track its Underlying Index and are not “actively” managed. Therefore, a fund would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from (or was no longer useful in tracking a component of) the Underlying Index.

Income Risk5

The Fund’s income may decline when interest rates fall. This decline can occur because the fund may subsequently invest in lower-yielding bonds when bonds in its portfolio mature, bonds in the Underlying Index are substituted or the fund otherwise needs to purchase additional bonds.

Call Risk5

During periods of falling interest rates, an issuer of a callable bond held by the fund may “call” or repay the security before its stated maturity, and the fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the fund’s income.

Credit Risk5

Debt issuers and other counterparties may not honor their obligations or may have their debt downgraded by ratings agencies. The financial condition of an issuer of a debt security or other instrument may cause such issuer to default, become unable to pay interest or principal due or otherwise fail to honor its obligations or cause such issuer to be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in such situations.

Interest Rate Risk5

An increase in interest rates may cause the value of debt securities held by a Fund to decline. Interest rates in the United States are near historic lows, which may increase a Fund’s exposure to risks associated with rising interest rates. Interest rates may rise significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the bond markets, making it more difficult for a fund to sell its bond holdings at a time when the fund might wish to sell.

Notes to Financial Statements (continued)

April 30, 2018

New Fund Risk6

The Funds are new funds. As new funds, there can be no assurance that they will grow to or maintain an economically viable size, in which case they may experience greater tracking error to each Fund’s Underlying Index than they otherwise would at higher asset levels or it could ultimately liquidate.

1	Applies to IQ 50 Percent Hedged FTSE International ETF, IQ 50 Percent Hedged FTSE Europe ETF, and IQ 50 Percent Hedged FTSE Japan ETF.
2	Applies to IQ Hedge Multi-Strategy Tracker ETF, IQ Hedge Macro Tracker ETF, IQ Hedge Market Neutral Tracker ETF, IQ Hedge Long/Short Tracker ETF, IQ Hedge Event-Driven Tracker ETF, IQ Real Return ETF, IQ Leaders GTAA Tracker, IQ Enhanced Core Bond U.S. ETF and IQ Enhanced Core Plus Bond U.S. ETF.
3	Applies to IQ Hedge Multi-Strategy Tracker ETF, IQ Hedge Macro Tracker ETF, IQ Hedge Market Neutral Tracker ETF, IQ Hedge Long/Short Tracker ETF, IQ Hedge Event-Driven Tracker ETF, IQ Global Resources ETF, IQ Merger Arbitrage ETF and IQ Leaders GTAA Tracker ETF.
4	Applies to IQ Global Agribusiness Small Cap ETF, IQ U.S. Real Estate Small Cap ETF, and IQ Chaikin U.S. Small Cap ETF.
5	Applies to IQ Enhanced Core Bond U.S. ETF, IQ Enhanced Core Plus Bond U.S. ETF, and IQ S&P High Yield Low Volatility Bond ETF.
6	Applies to IQ Chaikin U.S. Small Cap ETF and IQ Chaikin U.S. Large Cap ETF.

10. SUBSEQUENT EVENTS

In the preparation of the financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On June 4, 2018, the IQ 50 Percent Hedged FTSE Europe ETF had a redemption of 6,400,000 shares, approximately 92% of the total shares of the Fund outstanding. The Advisor believes this redemption is primarily attributable to the sale of Fund shares by NYLIM. As of June 7, 2018, NYLIM owned beneficially less than 5% of the shares of the Fund. Other than the redemption, management has determined that there were no other material events that would require disclosure in the preparation of these financial statements.

Report of Independent Registered Public Accounting Firm

April 30, 2018

To the Board of Trustees of IndexIQ ETF Trust and Shareholders of each of the nineteen funds indicated in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (nineteen of the funds constituting IndexIQ ETF Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2018, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2018, the results of each of their operations and the changes in each of their net assets for each of the periods indicated in the table below and each of the financial highlights for each of the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America. The financial statements of IQ Hedge Multi-Strategy Tracker ETF, IQ Hedge Macro Tracker ETF, IQ Hedge Market Neutral Tracker ETF, IQ Global Resources ETF, IQ Merger Arbitrage ETF, IQ Real Return ETF, IQ Global Agribusiness Small Cap ETF, and IQ U.S. Real Estate Small Cap ETF as of and for the year ended April 30, 2014 and the financial highlights for each of the periods ended April 30, 2014 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated June 27, 2014 expressed an unqualified opinion on those financial statements and financial highlights.

Individual Fund Comprising the IndexIQ ETF Trust	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
IQ Hedge Multi-Strategy Tracker ETF
IQ Hedge Macro Tracker ETF
IQ Hedge Market Neutral Tracker ETF
IQ Global Resources ETF
IQ Merger Arbitrage ETF
IQ Real Return ETF
IQ Global Agribusiness Small Cap ETF
IQ U.S. Real Estate Small Cap ETF
	For the year ended April 30, 2018	For the years ended April 30, 2018 and 2017	For the years ended April 30, 2018, 2017, 2016 and 2015
IQ Hedge Long/Short Tracker ETF IQ Hedge Event-Driven Tracker ETF	For the year ended April 30, 2018	For the years ended April 30, 2018 and 2017	For the years ended April 30, 2018, 2017 and 2016, and the period from March 24, 2015 (commencement of operations) to April 30, 2015
IQ 50 Percent Hedged FTSE International ETF IQ 50 Percent Hedged FTSE Europe ETF IQ 50 Percent Hedged FTSE Japan ETF	For the year ended April 30, 2018	For the years ended April 30, 2018 and 2017	For the years ended April 30, 2018 and 2017, and the period from July 22, 2015 (commencement of operations) to April 30, 2016

Report of Independent Registered Public Accounting Firm (continued)

April 30, 2018

Individual Fund Comprising the IndexIQ ETF Trust	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
IQ Leaders GTAA Tracker ETF	For the year ended April 30, 2018	For the years ended April 30, 2018 and 2017	For the years ended April 30, 2018 and 2017, and the period from September 30, 2015 (commencement of operations) to April 30, 2016
IQ Enhanced Core Bond U.S. ETF IQ Enhanced Core Plus Bond U.S. ETF	For the year ended April 30, 2018	For the year ended April 30, 2018 and the period from May 10, 2016 (commencement of operations) to April 30, 2017
IQ S&P High Yield Low Volatility Bond ETF	For the year ended April 30, 2018	For the year ended April 30, 2018 and the period from February 15, 2017 (commencement of operations) to April 30, 2017
IQ Chaikin U.S. Small Cap ETF	For the period from May 16, 2017 (commencement of operations) to April 30, 2018
IQ Chaikin U.S. Large Cap ETF	For the period from December 13, 2017 (commencement of operations) to April 30, 2018

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopersLLP
New York, New York
June 28, 2018

We have served as the auditor of one or more investment companies in the IndexIQ Complex since 2015.

Supplemental Information (unaudited)

April 30, 2018

Federal Tax Status of Dividends Declared During the Tax Year

Qualified Dividend Income — Certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of ordinary income distributions for the fiscal year ended April 30, 2018 taxed at a maximum rate of 15% is as follows:

IQ Hedge Multi-Strategy Tracker ETF	0.00%
IQ Hedge Macro Tracker ETF	0.00%
IQ Hedge Market Neutral Tracker ETF	0.00%
IQ Hedge Long/Short Tracker ETF	65.52%
IQ Hedge Event-Driven Tracker ETF	21.50%
IIQ Global Resources ETF	0.00%
IQ Merger Arbitrage ETF	0.00%
IQ Real Return ETF	7.61%
IQ Global Agribusiness Small Cap ETF	100.00%
IQ U.S. Real Estate Small Cap ETF	1.87%
IQ 50 Percent Hedged FTSE International ETF	81.86%
IQ 50 Percent Hedged FTSE Europe ETF	83.21%
IQ 50 Percent Hedged FTSE Japan ETF	89.71%
IQ Leaders GTAA Tracker ETF	20.63%
IQ Enhanced Core Bond U.S. ETF	0.00%
IQ Enhanced Core Plus Bond U.S. ETF	0.00%
IQ S&P High Yield Low Volatility Bond ETF	0.00%
IQ Chaikin U.S. Small Cap ETF	100.00%
IQ Chaikin U.S. Large Cap ETF	67.22%

Dividends Received Deduction — For corporate shareholders, the percentage of ordinary income distributions for the year ended April 30, 2018 that qualifies for the dividends received deduction is as follows:

IQ Hedge Multi-Strategy Tracker ETF	0.00%
IQ Hedge Macro Tracker ETF.	0.00%
IQ Hedge Market Neutral Tracker ETF	0.00%
IQ Hedge Long/Short Tracker ETF	32.82%
IQ Hedge Event-Driven Tracker ETF	12.96%
IQ Global Resources ETF	0.00%
IQ Merger Arbitrage ETF	0.00%
IQ Real Return ETF	7.00%
IQ Global Agribusiness Small Cap ETF	13.40%
IQ U.S. Real Estate Small Cap ETF.	0.00%
IQ 50 Percent Hedged FTSE International ETF	0.00%
IQ 50 Percent Hedged FTSE Europe ETF.	0.00%
IQ 50 Percent Hedged FTSE Japan ETF	0.00%
IQ Leaders GTAA Tracker ETF	4.63%
IQ Enhanced Core Bond U.S. ETF.	0.00%
IQ Enhanced Core Plus Bond U.S. ETF.	0.00%
IQ S&P High Yield Low Volatility Bond ETF	0.00%
IQ Chaikin U.S. Small Cap ETF	100.00%
IQ Chaikin U.S. Large Cap ETF	83.75%

Supplemental Information (unaudited) (continued)

April 30, 2018

Foreign Taxes Paid — The following Funds elect under the Internal Revenue Code Section 853 to pass through foreign taxes paid to its shareholders. The total amount of foreign taxes passed through to shareholders on a per share basis for the year ended April 30, 2018, are as follows:

Fund	Foreign Taxes Per Shares	Foreign Income Per Shares
IQ Hedge Multi-Strategy Tracker ETF	—	—
IQ Hedge Macro Tracker ETF	—	—
IQ Hedge Market Neutral Tracker ETF	—	—
IQ Hedge Long/Short Tracker ETF	—	—
IQ Hedge Event-Driven Tracker ETF	—	—
IQ Global Resources ETF	—	—
IQ Merger Arbitrage ETF.	—	—
IQ Real Return ETF	—	—
IQ Global Agribusiness Small Cap ETF	0.0353	0.5053
IQ U.S. Real Estate Small Cap ETF	—	—
IQ 50 Percent Hedged FTSE International ETF	0.0374	0.5002
IQ 50 Percent Hedged FTSE Europe ETF .	0.0447	0.6004
IQ 50 Percent Hedged FTSE Japan ETF	0.0445	0.4496
IQ Leaders GTAA Tracker ETF .. . . .	—	—
IQ Enhanced Core Bond U.S. ETF	—	—
IQ Enhanced Core Plus Bond U.S. ETF	—	—
IQ S&P High Yield Low Volatility Bond ETF	—	—
IQ Chaikin Small Cap ETF	—	—
IQ Chaikin Large Cap ETF	—	—

In January 2019, you will be advised on IRS Form 1099 DIV as to the Federal tax status of the distributions received by you in calendar year 2018.

Board Review of Investment Advisory Agreement and Sub-Advisory Agreement (unaudited)

April 30, 2018

The Board (the members of which are referred to as “Trustees”) met in person on March 29, 2018, to consider the approval of an amendment to the Advisory Agreement between the Trust, on behalf of its series, and the Advisor to apply such Advisory Agreement to the IQ 500 ETF and IQ 500 International ETF (together, the “IQ 500 Funds”). The Trustees also considered the continuation, for an additional year, of the Advisory Agreement with respect to the existing series of the Trust for which the Advisory Agreement applies (together with the “IQ 500 Funds”, the “Funds”). In addition, the Board considered the continuation of the Sub-Advisory Agreement between the Advisor and MacKay Shields LLC (“MacKay”) with respect to the IQ S&P High Yield Low Volatility Bond ETF (“HYLV”).

In accordance with Section 15(c) of the Investment Company Act of 1940, as amended (“1940 Act”), the Board requested, reviewed and considered materials furnished by the Advisor relevant to the Board’s consideration of whether to approve the amendment to the Advisory Agreement to apply such agreement to the IQ 500 Funds, as well as the continuation of the Advisory Agreement with respect to the existing Funds, and from MacKay and the Advisor relevant to the Board’s consideration of whether to approve the continuation of the Sub-Advisory Agreement only as it relates to HYLV. In connection with considering approval of the amendment to and continuation of the Advisory Agreement and Sub-Advisory Agreement, the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), met in executive session with counsel to the Trust and counsel to the Independent Trustees, who provided assistance and advice. The consideration of both the amendment to, and the continuation of each of the Advisory Agreement and the Sub-Advisory was conducted by both the full Board and the Independent Trustees, who also voted separately.

During their review and consideration, the Board and the Independent Trustees focused on and analyzed the factors they deemed relevant, including: (1) the nature, extent and quality of the services provided by the Advisor, both for the Trust’s existing Funds and the proposed IQ 500 Funds, and by MacKay with respect to HYLV and the fees to be charged by the Advisor and MacKay; (2) information concerning the business and operations, compliance program and portfolio management team of each of the Advisor and MacKay; (3) the expense levels of each Fund; (4) the investment performance of the existing Funds; (5) the costs of the services to be provided and profits to be realized by the Advisor and MacKay and their affiliates from the relationship with the Trust, including expense limitation agreements and fee waiver agreements between the Advisor and certain Funds; (6) the extent to which economies of scale would be realized as the Funds grow; (7) any benefits derived or to be derived by the Advisor or MacKay from its respective relationships with the Trust; and (8) potential conflicts of interest. The Board considered that the Funds were passively managed exchange-traded funds (“ETFs”) and that several of the Funds were designed to track indexes created by an affiliate of the Advisor.

In reviewing such factors, the Board relied on certain information, including (1) a copy of the amendment to the Advisory Agreement and of the Advisory Agreement, itself; (2) a copy of the Sub-Advisory Agreement; (3) information about applicable expense limitation and fee waiver agreements; (4) information describing the Advisor and MacKay and the services provided thereby; (5) information regarding the respective compliance program and portfolio management teams of the Advisor and MacKay; (6) copies of the Form ADV for each of the Advisor and MacKay; (7) memoranda and guidance from legal counsel to the Independent Trustees on the fiduciary responsibilities of trustees, including Independent Trustees, in considering advisory and distribution agreements under the 1940 Act; and (8) materials provided by each of the Advisor and MacKay in response to a 15(c) request for information from legal counsel to the Independent Trustees. In addition, the Board was provided data comparing the advisory fees and operating expenses (including acquired fund fees and expenses, as applicable) of the Funds with expenses and performance of other registered investment companies with similar investment objectives and policies. The Trustees also considered their personal experiences as Trustees and participants in the ETF and mutual fund industry, as applicable.

In particular, the Trustees including the Independent Trustees, considered and discussed the following with respect to the Funds:

1.	The nature, extent and quality of the facilities and services provided by the Advisor and MacKay. The Board reviewed the services that the Advisor and MacKay provide to the respective Funds, noting that they had continually reviewed and overseen such services throughout the past year. The Board noted the responsibilities that the Advisor and MacKay would have as the Funds’ investment adviser and sub-advisor,

Board Review of Investment Advisory Agreement and Sub-Advisory Agreement (unaudited) (continued)

April 30, 2018

respectively, including overall supervisory responsibility for the general management and investment of each Fund’s securities portfolio, monitoring Fund compliance with regulatory requirements and Fund objectives and policies, daily monitoring of the portfolio, overseeing Fund service providers, obtaining licenses for use of indexes tracked by the Funds, providing officers for the Funds, ongoing reporting to the Board, and the implementation of Board directives as they relate to the Funds. For the IQ 500 Funds, the Board considered the services rendered in respect of the existing Funds in assessing services expected to be provided to the IQ 500 Funds.
The Board reviewed the Advisor’s and MacKay’s experience, resources, and strengths in managing other mutual funds and ETFs, including the Advisor’s management of the existing Funds of the Trust and the funds of the IndexIQ Trust and IndexIQ Active ETF Trust. The Board also considered the experience of MacKay’s team in managing strategies and asset classes similar to the Funds, and their tenure in managing the portfolio of HYLV. The Board also noted and discussed with the Advisor the resources and additional support and personnel from its parent New York Life Investment Management (NYLIM), which resources enhance and support the work of the Advisor’s officers and staff. The Board also considered the tenure and experience of the personnel at the Advisor providing management and administrative services to the Funds, and noted that the Advisor had hired additional experienced personnel to the management and product development teams during the past year. In addition, the Board considered the ongoing expansion of compliance and distribution/sales personnel that support the Funds and the funds of the IndexIQ Trust and the IndexIQ Active ETF Trust.
Based on their consideration and review of the foregoing information, the Board concluded that each Fund, including each of the IQ 500 Funds, was likely to continue to benefit from the nature, quality, and extent of these services, as well as the Advisor’s and MacKay’s ability to render such services based on its personnel, experience, operations, and resources.
2.	Comparison of services provided and fees charged by the Advisor and MacKay and other investment advisers to similar clients, and the cost of the services provided and profits realized by the Advisor and MacKay from its relationship with the Funds. The Board then compared both the services rendered and the fees paid with respect to the Funds and those proposed to be paid in respect of the IQ 500 Funds pursuant to the Advisory Agreement to contracts of other registered investment advisers providing services to similar ETFs. The Board also considered that the Advisor is responsible for payment of the sub-advisory fee to MacKay pursuant to the Sub-Advisory Agreement, and that HYLV shareholders do not directly pay the sub-advisory fee.
In particular, the Board compared each Fund’s advisory fee and expense ratio (including acquired fund fees and expenses, as applicable) to other investment companies considered to be in each such Fund’s peer group. The Advisor presented information on how peer groups were selected for the Funds, which generally are differentiated from broad Morningstar categorization based on distinguishing characteristics of many Funds’ core strategies, several of which are unique indexes designed by an affiliate of the Advisor.
The Board noted that certain Funds had peer groups of limited size and, in certain cases, with substantial differences in portfolio management and operational costs. The Board considered unique characteristics of certain Funds relative to peer groups, particularly where such Funds had fee or total expense rates that diverged from the median levels of the applicable peer group. The Board also discussed price pressure in the general ETF marketplace and the impact of market pressures on the price levels for relatively unique investment strategies such as those implemented by several of the Funds. The Board noted the recent imposition of a fee waiver agreement for the IQ Hedge Multi-Strategy Tracker ETF and reduction of the advisory fee for the IQ Chaiken U.S. Large Cap ETF.
Additionally, the Trustees considered that the Advisor had put in place expense limitation or fee waiver agreements whereby the Advisor reimburses expenses and/or waives fees to limit the impact above set thresholds of certain expenses on shareholders of certain Funds, including the IQ 500 Funds. The Board noted that such expense limitation and fee waiver agreements were reflected, where applicable, in the peer group analysis provided by the Advisor.

Board Review of Investment Advisory Agreement and Sub-Advisory Agreement (unaudited) (continued)

April 30, 2018

After comparing each Fund’s fees with those of other investment companies in the Fund’s peer group, and in light of the nature, quality, and extent of services provided by the Advisor and MacKay (and those proposed to be provided in respect of the IQ 500 Funds) and the costs incurred by the Advisor and MacKay in rendering those services, the Board concluded that the level of fees paid (or proposed to be paid) to the Advisor and Sub-Advisor with respect to each Fund and MacKay with respect to HYLV is fair and reasonable.
3.	The Advisor’s and MacKay’s profitability and the extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale. The Board discussed with the Advisor the costs and profitability of the Advisor in connection with its serving as investment adviser to each Fund, including operational costs. The Board also discussed additional resources that have been made available to the Advisor following its acquisition by NYLIM, including the investment of financial and human resources by NYLIM into the Advisor and additional support to market and distribute the Funds.
The Board considered information regarding the strategy of the Advisor to grow assets in the Funds during the calendar year. The Board reviewed the net asset levels of the Funds and the impact of both high and low asset levels on such Funds. The Board also considered the impact of future asset growth on the services required and fees paid to MacKay, noting again that such fees were paid by the Advisor out of its management fees. The Board considered whether the continued operation of certain Funds that had not attracted significant assets under management would be profitable to the Advisor under the unitary fee arrangement of the Advisory Agreement and determined to continue to review the asset levels of the Funds in relation to the Advisor’s profitability. The Board also noted the existence of Expense Limitation Agreements and Fee Waiver Agreements applicable to certain of the Funds, and their respective impacts on costs to shareholders and profitability of the Advisor.
The Board noted that the IQ 500 Funds had not yet commenced operations, and therefore no direct historical profitability data was available for consideration for such Funds.
The Board concluded that the fees paid to the Advisor and MacKay were reasonable when considering the relative asset levels and profitability of the Funds to the Advisor and MacKay.
4.	Investment performance of the Funds. The Board considered the investment performance of the existing Funds, including tracking error. In particular, the Board considered the investment performance of the Funds relative to their stated objectives and the success of the Advisor and MacKay in reaching such objectives. The Board considered each Fund’s investment performance compared to the underlying index that each Fund seeks to track and includes in its prospectus and shareholder reports. The Board also considered each Fund’s investment performance compared to the respective Fund’s peer group. The Board considered that the IQ 500 Funds had not yet commenced operations, and therefore had no performance or operational history to consider.
The Board concluded that the investment performance of the Funds, particularly in the context of tracking error as against each Fund’s underlying index and in succeeding in satisfying their stated investment objective, supported the approval of the Advisory Agreement and Sub-Advisory Agreement.

The Board agreed that it had been furnished with sufficient information, both at the meeting and in its ongoing oversight of the Funds, to make an informed business decision with respect to the Advisory Agreement for the Funds (including the IQ 500 Funds) and, with respect to HYLV, the Sub-Advisory Agreement. Based on the foregoing and such other matters as were deemed relevant, and while no single factor was determinative in the decision, the Independent Trustees concluded that the terms of the Advisory Agreement with the Advisor and the Sub-Advisory Agreement between the Advisor and MacKay were reasonable and fair to the Funds and to recommend to the Board the approval of the Advisory Agreement and Sub-Advisory Agreement. As a result, all of the Board members, including the Independent Trustees, determined that the amendment of the Advisory Agreement to apply such agreement to the IQ 500 Funds and the continuation of the Advisory Agreement with the Advisor and continuation of the Sub-Advisory Agreement with MacKay was in the best interests of each applicable Fund and its shareholders. The Board and the Independent Trustees, voting separately, approved the amendment to the Advisory Agreement and the continuation of the Advisory Agreement and Sub-Advisory Agreement for an additional one-year period.

Board of Trustees and Officers (unaudited)

April 30, 2018

Independent Trustees

Name and Year of Birth[1]	Position(s) Held with Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee During Past 5 Years

Reena Aggarwal, 1957	Chair Trustee	Since January 2018 Since August 2008	Vice Provost of Faculty (2016 to present), Georgetown University, Robert E. McDonough Professor (2003 to present) and Professor of Finance, McDonough School of Business, Georgetown University (2000 to present); Director, Georgetown Center for Financial Markets and Policy (2010 to present); Co-Chair of Board, Social Innovations and Public Service Fund, Georgetown University(2012 to 2014).	22
Chair of Board, IndexIQ Trust, IndexIQ Active ETF Trust (2018 to present); Trustee, IndexIQ Trust, IndexIQ Active ETF Trust (2008 to present); FBR &Co. (investment banking) (2011 to 2017); Cohen & Steers (asset management) (2017 to present); Director, Brightwood Capital Advisors, L.P. (private equity investment)(2013 to present)

Michael A. Pignataro, 1959	Trustee	Since April 2015	Director, Credit Suisse Asset Management (2001 to 2012); and Chief Financial Officer, Credit Suisse Funds (1996 to 2013).	22	Trustee, IndexIQ Trust, IndexIQ Active ETF Trust (2015 to present); The New Ireland Fund, Inc. (closed-end fund) (2015 to present)
Paul D. Schaeffer, 1951	Trustee	Since April 2015	President, AlphaHut (dba Aspiring Solution Partners) (financial services consulting) (2013 to present); Executive Advisor, Aquiline Capital Partners LLC (private equity investment)(2014 to present); and Managing Director, Forward Management LLC (asset management) (2010 to 2013).	22	Trustee, IndexIQ Trust, IndexIQ Active ETF Trust (2015 to present); Context Capital Funds (mutual fund trust)(2 Portfolios) (2014 to present); Pop Tech! (conference operator) (2012 to present)

Interested Trustee

Kirk C. Lehneis, 1974[4]	Trustee, President and Principal Executive Officer	Since January 2018
Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since September 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since September 2017); President, MainStay DefinedTerm Municipal Opportunities Fund, MainStay Funds, MainStay Funds Trust, and MainStay VP Funds Trust (since September 2017); Chief Executive Officer, IndexIQ Advisors LLC (since January 2018); Trustee, President and Principal Executive Officer, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018).
			22	Trustee, Index IQ Trust, Index IQ Active ETF Trust (2018 to present)

Board of Trustees and Officers (unaudited) (continued)

April 30, 2018

Other Officers

Name and Year of Birth[1]	Position(s) Held with Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

Kevin M. Bopp, 1969	Chief Compliance Officer	Since January 2017
Chief Compliance Officer, IndexIQ, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2017); Chief Compliance Officer (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, and MainStay VP Funds Trust (2010 to 2014), MainStay Defined Term Municipal Opportunities Fund (2011 to 2014). MainStay VP Funds Trust, MainStay Defined Term Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust.

Matthew V. Curtin, 1982	Secretary and Chief Legal Officer	Since June 2015
Secretary and Chief Legal Officer, IndexIQ, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since June 2015), Chief Compliance Officer, IndexIQ, IndexIQ ETF Trust and IndexIQ Active ETF Trust (June 2015 to January 2017); Associate General Counsel, New York Life Insurance Company (since February 2015); Associate, Dechert LLP (2007 to 2015).

Jon H. Zimmerman, 1982	Executive Vice President	Since April 2018
Chief Operating Officer, Index IQ Trust, IndexIQ Active ETF Trust and IndexIQ ETF Trust (2018 to present); Director, New York Life Investment Management LLC (2015-present); Vice President, Morgan Stanley (2007 to 2015)

Adefolahan Oyefeso, 1974	Treasurer, Principal Financial Officer and Principal Accounting Office	Since April 2018	Vice President of Operations & Finance, IndexIQ Advisors LLC (January/2015 to present); Director of the Fund Administration Client Service Department at The Bank of New York Mellon 2007 to 2015.

1	The address of each Trustee or officer is c/o IndexIQ, 51 Madison Avenue, 4th Floor, New York, NY 10010.
2	Trustees and Officers serve until their successors are duly elected and qualified.
3	The Funds are part of a “fund complex”. The fund complex includes all open-end funds (including all of their portfolios) advised by the Advisor. As of the date of this SAI, the fund complex consists of the Trust’s funds, the Active ETF Trust and the one fund of the Index IQ Trust advised by the Advisor.
4	Mr. Lehneis is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with the Advisor.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, free of charge by visiting nylinvestments.com/etfs, or by calling (888) 474-7725.

IndexIQ ETF Trust ANNUAL REPORT | APRIL 30, 2018 IQ Hedge Multi-Strategy Tracker ETF (QAI) IQ Hedge Macro Tracker ETF (MCRO) IQ Hedge Market Neutral Tracker ETF (QMN) IQ Hedge Long/Short Tracker ETF (QLS) IQ Hedge Event-Driven Tracker ETF (QED) IQ Global Resources ETF (GRES) IQ Merger Arbitrage ETF (MNA) IQ Real Return ETF (CPI) IQ Global Agribusiness Small Cap ETF (CROP) IQ U.S. Real Estate Small Cap ETF (ROOF) IQ 50 Percent Hedged FTSE International ETF (HFXI) IQ 50 Percent Hedged FTSE Europe ETF (HFXE) IQ 50 Percent Hedged FTSE Japan ETF (HFXJ) IQ Leaders GTAA Tracker ETF (QGTA) IQ Enhanced Core Bond U.S. ETF (AGGE) IQ Enhanced Core Plus Bond U.S. ETF (AGGP) IQ S&P High Yield Low Volatility Bond ETF (HYLV) IQ Chaikin U.S. Small Cap ETF (CSML) IQ Chaikin U.S. Large Cap ETF (CLRG) Investment Advisor IndexIQ Advisors LLC 51 Madison Avenue, 4th floor New York, NY 10010 Distributor ALPS Distributors, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203 Custodian/Fund Administrator/Transfer Agent The Bank of New York Mellon 101 Barclay Street New York, NY 10286 Legal Counsel Chapman and Cutler, LLP 1270 Avenue of the Americas New York, NY 10020 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017 1740844 ME11-06/18

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has two audit committee financial experts serving on its audit committee, an “independent” Trustee, Reena Aggarwal and Michael Pignataro. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $392,409 for 2018 and $390,590 for 2017.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2018 and $0 for 2017.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2018 and $0 for 2017.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2018 and $0 for 2017.
(e)(1)	Per Rule 2-01(c)(7)(A), the Audit Committee pre-approves all of the Audit, Audit-Related, Tax and Other Fees of the Registrant.

(e)(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)	No response required.
(g)	The aggregate non-audit fees billed by the principal accountant for services rendered to the registrant's investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were (i) approximately $6,800,000 for the fiscal year ended April 30, 2018, and (ii) $5,600,000 for the fiscal year ended April 30, 2017.
(h)	The registrant’s Audit Committee has determined that the non-audit services rendered by the principal accountant for the fiscal year ended April 30, 2018 to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of the principal accountant during the relevant time period.

Item 5. Audit Committee of Listed Registrants.

(a)	The Fund has a designated Audit Committee in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934 (the “Exchange Act”) and the members of such committee are Reena Aggarwal, Michael Pignataro, and Paul Schaeffer.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	IndexIQ ETF Trust

By (Signature and Title)*	/s/ Kirk C. Lehneis
Kirk C. Lehneis
(Principal Executive Officer)

Date	July 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kirk C. Lehneis
Kirk C. Lehneis
(Principal Executive Officer)

Date	July 9, 2018

By (Signature and Title)*	/s/ Adefolahan O. Oyefeso
Adefolahan O. Oyefeso
(Principal Financial Officer)

Date	July 9, 2018

* Print the name and title of each signing officer under his or her signature.